    As filed with the Securities and Exchange Commission on December 1, 1995


                                                      Registration Nos. 33-12608
                                                                        811-5059

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       / X /

                            Pre-Effective Amendment No.


                          Post-Effective Amendment No. 16                  / X /


                    REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                         / X /


                                Amendment No. 19                           / X /


                               THE HIGHMARK GROUP
               (Exact Name of Registrant as Specified in Charter)



                             3435 Stelzer Road
                              Columbus, Ohio 43219
                    (Address of principal executive offices)
                                 (800) 433-6884
              (Registrant's telephone number, including area code)

                                Name and address
                              of agent for service
                               John M. Loder, Esq.
                                  Ropes & Gray
                             One International Place
                           Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box)

/   /               immediately upon filing pursuant to paragraph (b), or

/ X /               on December 1, 1995 pursuant to paragraph (b)


/   /               60 days after filing pursuant to paragraph (a)(i)


/   /               on (date) pursuant to paragraph (a)(i)

/   /               75 days after filing pursuant to paragraph (a)(ii)


/   /               on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

/   /               this post-effective amendment designates a new effective
                    date for post-effective amendment No. _____ filed on _____________.


         Pursuant to Rule 24f-2(a) under the Investment Company Act of 1940, the Registrant has registered an indefinite number or amount of its shares of beneficial interest under the Securities Act of 1933. The Registrant filed a Rule 24f-2 Notice with respect to the Registrant's fiscal year ended July 31, 1995 on September 28, 1995.


                         -------------------------------

                             CROSS REFERENCE SHEET

                        THE HIGHMARK MONEY MARKET FUNDS


Form N-1A Part A Item                           Prospectus Caption
---------------------                           ------------------
1.  Cover Page................................  Cover Page

2.  Synopsis..................................  Fee Table

3.  Condensed Financial Information...........  Per Share Income And Capital
                                                Changes; Performance
                                                Information

4.  General Description of Registrant.........  Fund Description; Investment
                                                Objective; Investment Policies
                                                & Fund Portfolios; General
                                                Information--Description of the
                                                Group & Its Shares

5.  Management of the Fund....................  Service Arrangements

5A. Management's Discussion of Fund
      Performance.............................  Inapplicable

6.  Capital Stock and Other Securities........  How to Purchase Shares; Exchange
                                                Privileges; How to Redeem
                                                Shares; Dividends; Taxation;
                                                Service Arrangements--
                                                Administrator & Distributor--
                                                The Distribution Plan; General
                                                Information--Description of the
                                                Group & Its Shares; General
                                                Information--Miscellaneous

7.  Purchase of Securities Being Offered......  Valuation of Shares; How to
                                                Purchase Shares; Exchange
                                                Privileges; Service Arrangements--
                                                Administrator & Distributor--
                                                The Distribution Plan

8.  Redemption or Repurchase..................  How to Redeem Shares

9.  Pending Legal Proceedings.................  Inapplicable

            HIGHMARK
       MUTUAL FUND GROUP

         MONEY MARKET
             FUNDS
--------------------------------

 . DIVERSIFIED OBLIGATIONS

 . U.S. GOVERNMENT OBLIGATIONS

 . 100% U.S. TREASURY OBLIGATIONS

 . CALIFORNIA TAX-FREE

 . TAX-FREE


PROSPECTUS AS OF DECEMBER 1, 1995

         NOT FDIC INSURED


11/29/96, 1:31 PM

                                  THE HIGHMARK
                               MONEY MARKET FUNDS
                         . . . INVESTMENT PORTFOLIOS OF
                         THE HIGHMARK MUTUAL FUND GROUP

-  THE FUNDS
   The Diversified Obligations Fund
   The U.S. Government Obligations Fund
   The 100% U.S. Treasury Obligations Fund
   The California Tax-Free Fund
   The Tax-Free Fund

- THE DIVERSIFIED OBLIGATIONS FUND invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and additionally invests in other high-quality rated money market instruments and other unrated instruments deemed to be of comparable high quality; some of the obligations and money market instruments in which the Fund invests may be subject to repurchase agreements

- THE U.S. GOVERNMENT OBLIGATIONS FUND invests in obligations issued or guaranteed by the U.S. Treasury, and additionally invests in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government; some of the obligations in which the Fund invests may be subject to repurchase agreements

- THE 100% U.S. TREASURY OBLIGATIONS FUND invests exclusively in direct U.S. Treasury obligations guaranteed by the full faith and credit of the U.S. Treasury

- THE OBJECTIVE OF THE DIVERSIFIED OBLIGATIONS FUND, THE U.S. GOVERNMENT OBLIGATIONS FUND AND THE 100% U.S. TREASURY OBLIGATIONS FUND is to seek current income with liquidity and stability of principal

- THE CALIFORNIA TAX-FREE FUND invests primarily in bonds and notes issued by or on behalf of the State of California and other states, territories, possessions of the United States, and the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is excluded from gross income for federal income and California personal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax

- THE CALIFORNIA TAX-FREE FUND'S objective is to seek as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal

- THE TAX-FREE FUND invests primarily in bonds and notes issued by or on behalf of states, territories and possessions of the United States, and the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is both excluded from gross income for federal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax

- THE TAX-FREE FUND'S objective is to seek as high a level of current interest income free of federal income taxes as is consistent with the preservation of capital and relative stability of principal

- EASY PURCHASE OR REDEMPTION BY TELEPHONE, MAIL OR WIRE

- LIQUIDITY

- EACH FUND seeks to maintain a net asset value of $1.00 per Share

- MINIMUM INITIAL INVESTMENT ONLY $1,000
  (a lower or no minimum may apply)

- MINIMUM SUBSEQUENT INVESTMENT ONLY $100
  (a lower or no minimum may apply)

- PROFESSIONAL MANAGEMENT

- RECORDKEEPING AND SAFEKEEPING OF SECURITIES

- INVESTMENT ADVISER--MERUS Capital Management, a division of The Bank of California, N.A.

                                                    not a part of the prospectus

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                           PROSPECTUS


                                                           DECEMBER 1, 1995


THE HIGHMARK MONEY MARKET FUNDS

 . . . seeking current income with liquidity and stability of principal.
                      ------------------------------------

     The HighMark Money Market Funds (the "Money Market Funds") consist of The HighMark Diversified Obligations Fund (the "Diversified Obligations Fund"), The HighMark U.S. Government Obligations Fund (the "U.S. Government Obligations Fund"), The HighMark 100% U.S. Treasury Obligations Fund (the "100% U.S. Treasury Obligations Fund"), The HighMark California Tax-Free Fund (the "California Tax-Free Fund") and The HighMark Tax-Free Fund (the "Tax-Free Fund"). Each Fund is an investment portfolio of The HighMark Group (the "Group"), a diversified, open-end management investment company.

     The investment objective of the Diversified Obligations Fund, the U.S. Government Obligations Fund, and the 100% U.S. Treasury Obligations Fund is to seek current income with liquidity and stability of principal. These three Funds, however, differ as follows with respect to the types of instruments that may be purchased:

     The Diversified Obligations Fund invests in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, and additionally invests in other high-quality money market instruments and other unrated instruments deemed to be of comparable high quality by the investment adviser pursuant to guidelines established by the Group's Board of Trustees. Some of the obligations and money market instruments in which the Diversified Obligations Fund invests may be subject to repurchase agreements.

     The U.S. Government Obligations Fund invests in obligations issued or guaranteed by the U.S. Treasury, and additionally invests in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Some of the obligations in which the U.S. Government Obligations Fund invests may be subject to repurchase agreements.

                                                        (continued on next page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
    ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
     CONTRARY IS A CRIMINAL OFFENSE.
                      ------------------------------------

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S.
       GOVERNMENT. THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE
            TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                      ------------------------------------

(continued from previous page)



     The 100% U.S. Treasury Obligations Fund invests exclusively in direct U.S. Treasury obligations guaranteed as to timely payment of principal and interest by the full faith and credit of the U.S. Treasury.



     The California Tax-Free Fund's investment objective is to seek as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal.


     The Tax-Free Fund's investment objective is to seek as high a level of current interest income free from federal income taxes as is consistent with the preservation of capital and relative stability of principal.


     Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, The Bank of California, N.A or any of its affiliates, and Shares are not federally insured by the Federal Deposit Insurance Corporation or any other government agency. Investments in Shares involve the risk of a possible loss of principal.


     The California Tax-Free Fund and the Tax-Free Fund invest primarily in bonds and notes issued by or on behalf of states (primarily, in the case of the California Tax-Free Fund, the State of California), territories and possessions of the United States, and the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions ("Municipal Securities"). As a matter of fundamental policy, under normal market conditions, at least 80% of the total assets of each of the California Tax-Free Fund and the Tax-Free Fund will be invested in Municipal Securities, the interest on which is both excluded from gross income for federal income tax purposes and, in the case of the California Tax-Free Fund, California personal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Under normal market conditions, up to 20% of the total assets of the California Tax-Free Fund and the Tax-Free Fund may be invested in short-term obligations, the interest on which is treated as a preference item for individuals for purposes of the alternative minimum tax or subject to federal income tax or, in the case of the California Tax-Free Fund, California personal income tax ("Taxable Obligations").

              The Investment Adviser to the Money Market Funds is:

      MERUS Capital Management, a division of The Bank of California, N.A.

  The Money Market Funds are 5 of 13 separate investment portfolios offered by the Group, which include:

              The HighMark Growth Fund
              The HighMark Income and Growth Fund
              The HighMark Income Equity Fund
              The HighMark Balanced Fund
              The HighMark Bond Fund
              The HighMark Government Bond Fund
              The HighMark Diversified Obligations Fund
              The HighMark U.S. Government Obligations Fund
              The HighMark 100% U.S. Treasury Obligations Fund
              The HighMark California Tax-Free Fund
              The HighMark Tax-Free Fund
              The HighMark Intermediate California Municipal Bond Fund The HighMark Intermediate Municipal Bond Fund

                                                        (continued on next page)

(continued from previous page)



     As of the date hereof, the HighMark Intermediate California Municipal Bond Fund and the Intermediate Municipal Bond Fund have not yet commenced operations.

     Each Money Market Fund has been divided into two classes of Shares ("Investor" Shares and "Fiduciary" Shares) for purposes of the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"). Investor and Fiduciary Shares of a particular Fund represent interests in the same investments and are identical in all respects except that Investor Shares bear the expense of the fee under the Distribution Plan, which will cause the Investor Shares to have a higher expense ratio and to pay lower dividends than those related to Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Distribution Plan. Only the following investors qualify to purchase a Money Market Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with The Bank of California or its affiliates; (ii) Select IRA accounts established with The Bank of California and invested in any of the Group's Money Market Funds prior to November 25, 1988 which have remained continuously open thereafter and which are not considered to be fiduciary accounts; and (iii) present and retired directors, officers, and employees (and their spouses and children under the age of 21) of The Bank of California, BISYS Fund Services or their affiliated companies, whether or not investments are made through an employee benefit plan on such person's behalf. All other investors are eligible to purchase Investor Shares only. For information concerning those investors who qualify to purchase Investor and Fiduciary Shares and the operation of the Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan in the Prospectus.

     This Prospectus relates only to the Money Market Funds. Interested persons who wish to obtain a prospectus for the other Funds of the Group may contact the distributor: BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, or call the Funds at (800) 433-6884.


     Additional information about the Money Market Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission and is available upon request without charge by writing or calling the Funds at the above address and telephone number. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

     This Prospectus sets forth concisely the information about the Money Market Funds that a prospective investor ought to know before investing. Please read this Prospectus and retain it for future reference.

                               TABLE OF CONTENTS



                                                                                        PAGE
                                                                                        ----
Money Market Funds Fee Table..........................................................     5
Financial Highlights..................................................................     6
Fund Description......................................................................    12
Performance Information...............................................................    12
Investment Objective..................................................................    14
Investment Policies & Fund Portfolios.................................................    14
Valuation of Shares...................................................................    25
How to Purchase Shares................................................................    26
Exchange Privileges...................................................................    29
How to Redeem Shares..................................................................    30
Telephone Transactions................................................................    32
Dividends.............................................................................    33
Taxation..............................................................................    33
Service Arrangements..................................................................    36
General Information...................................................................    40

                          MONEY MARKET FUNDS FEE TABLE

                                                                                                  100%            CALIFORNIA
                                               DIVERSIFIED           U.S. GOVERNMENT          U.S. TREASURY       TAX-FREE
                                            OBLIGATIONS FUND        OBLIGATIONS FUND        OBLIGATIONS FUND        FUND
                                          ---------------------   ---------------------   ---------------------   --------
                                          INVESTOR    FIDUCIARY   INVESTOR    FIDUCIARY   INVESTOR    FIDUCIARY   INVESTOR
                                           SHARES      SHARES      SHARES      SHARES      SHARES      SHARES      SHARES
                                          --------    ---------   --------    ---------   --------    ---------   --------
SHAREHOLDER TRANSACTION EXPENSES(A)
   Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price).....................      0%          0%          0%          0%          0%          0%          0%
   Maximum Sales Load Imposed on
     Reinvested Dividends (as a
     percentage of offering price).......      0%          0%          0%          0%          0%          0%          0%
   Deferred Sales Load (as a percentage
     of original purchase price or
     redemption proceeds, as
     applicable).........................      0%          0%          0%          0%          0%          0%          0%
   Redemption Fees (as a percentage of
     amount redeemed, if applicable(b)...      0%          0%          0%          0%          0%          0%          0%
   Exchange Fee(c).......................      0%          0%          0%          0%          0%          0%          0%
ANNUAL OPERATING EXPENSES
 (as a percentage of net assets)
   Management Fees (after voluntary
     reduction)..........................   0.40%       0.40%       0.40%       0.40%       0.40%       0.40%       0.30%(d)
   12b-1 Fees (after voluntary
     reduction)..........................   0.05%(e)       0%       0.08%(e)       0%       0.05%(e)       0%       0.05%(e)
   Other Expenses (after voluntary
     reduction)..........................   0.34%       0.34%       0.38%       0.38%       0.33%       0.33%       0.32%(f)
                                            -----       -----       -----       -----       -----       -----       -----
   Total Fund Operating Expenses(g)......   0.79%       0.74%       0.83%       0.78%       0.78%       0.73%       0.67%
                                            =====       =====       =====       =====       =====       =====       =====


                                          CALIFORNIA
                                           TAX-FREE
                                             FUND          TAX-FREE FUND
                                          ----------   ---------------------
                                           FIDUCIARY   INVESTOR    FIDUCIARY
                                            SHARES      SHARES      SHARES
                                          ----------   --------    ---------
SHAREHOLDER TRANSACTION EXPENSES(A)
   Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price).....................       0%          0%          0%
   Maximum Sales Load Imposed on
     Reinvested Dividends (as a
     percentage of offering price).......       0%          0%          0%
   Deferred Sales Load (as a percentage
     of original purchase price or
     redemption proceeds, as
     applicable).........................       0%          0%          0%
   Redemption Fees (as a percentage of
     amount redeemed, if applicable(b)...       0%          0%          0%
   Exchange Fee(c).......................       0%          0%          0%
ANNUAL OPERATING EXPENSES
 (as a percentage of net assets)
   Management Fees (after voluntary
     reduction)..........................    0.30%(d)    0.35%(d)    0.35%(d)
   12b-1 Fees (after voluntary
     reduction)..........................       0%       0.03%(e)       0%
   Other Expenses (after voluntary
     reduction)..........................    0.32%(f)    0.40%(f)    0.40%(f)
                                             -----       -----       -----
   Total Fund Operating Expenses(g)......    0.62%       0.78%       0.75%
                                             =====       =====       =====


EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.


                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                           ------   -------   -------   --------
  Diversified Obligations Fund
     Investor Shares.....................................    $8       $25       $44       $ 98
     Fiduciary Shares....................................    $8       $24       $41       $ 92
  U.S. Government Obligations Fund
     Investor Shares.....................................    $8       $26       $46       $103
     Fiduciary Shares....................................    $8       $25       $43       $ 97
  100% U.S. Treasury Obligations Fund
     Investor Shares.....................................    $8       $25       $43       $ 97
     Fiduciary Shares....................................    $7       $23       $41       $ 91
  California Tax-Free Fund
     Investor Shares.....................................    $7       $21       $37       $ 83
     Fiduciary Shares....................................    $6       $20       $35       $ 77
  Tax-Free Fund
     Investor Shares.....................................    $8       $25       $43       $ 97
     Fiduciary Shares....................................    $8       $24       $42       $ 93

     The purpose of the tables above is to assist an investor in the Money Market Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
---------
(a) Certain entities (including The Bank of California and its affiliates) making investments in the Money Market Funds on behalf of their customers may charge customers fees for services provided in connection with the investment. (See HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS --Administrator & Distributor--The Distribution Plan below.)

(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See HOW TO REDEEM SHARES--Payments to Shareholders below.)

(c) Certain entities (including The Bank of California and its affiliates) may charge their customers fees with respect to exchanges effected on the customer's behalf. (See EXCHANGE PRIVILEGES and SERVICE
    ARRANGEMENTS--Administrator & Distributor--The Distribution Plan below.)

(d) As indicated under SERVICE ARRANGEMENTS--Investment Adviser below, The Bank of California may voluntarily reduce its advisory fee. Absent the voluntary deduction of investment advisory fees, MANAGEMENT FEES as a percentage of average daily net assets would be 0.40%.


(e) Reflects Rule 12b-1 fees for fiscal 1995. The maximum annual rate of distribution fees that may be imposed as a percentage of average daily net assets attributable to a Fund's Investor Shares is 0.25%. (See SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan below.)



(f) OTHER EXPENSES are each Fund's estimated expenses for the current fiscal year. As indicated under SERVICE ARRANGEMENTS--Administrator & Distributor below, BISYS Fund Services may voluntarily reduce its administration fee. Absent the voluntary reduction of administration fees, OTHER EXPENSES as a percentage of average daily net assets would be 0.37% for each of the Investor Shares and Fiduciary Shares of the California Tax-Free Fund and 0.50% for each of the Investor and Fiduciary Shares of the Tax-Free Fund.



(g) Absent voluntary fee reductions, Total Fund Operating Expenses would be:
    1.23% for the Investor and 0.98% for the Fiduciary Shares of the Diversified Obligations Fund, 1.27% for the Investor and 1.02% for the Fiduciary Shares of the U.S. Government Obligations Fund, 1.22% for the Investor Shares and 0.97% for the Fiduciary Shares of the 100% U.S. Treasury Obligations Fund, 1.26% for the Investor Shares and 1.01% for the Fiduciary Shares of the California Tax-Free Fund, and 1.39% for the Investor Shares and 1.14% for the Fiduciary Shares of the Tax-Free Fund.


                              FINANCIAL HIGHLIGHTS


     The tables below set forth certain financial information with respect to the Shares of the Diversified Obligations Fund, U.S. Government Obligations Fund, 100% U.S. Treasury Obligations Fund, California Tax-Free Fund and Tax-Free Fund. Financial highlights for each Fund for the periods indicated have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for

The HighMark Group, whose report thereon is included in the Statement of Additional Information. For fiscal 1996, Deloitte & Touche LLP will replace Coopers & Lybrand L.L.P. as the Group's auditors.

                                                                  DIVERSIFIED OBLIGATIONS FUND
                                                                      FINANCIAL HIGHLIGHTS
                              ----------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED JULY 31,
                              ----------------------------------------------------------------------------------------------------
                                      1995                   1994                   1993                   1992             1991
                              --------------------   --------------------   --------------------   --------------------   --------
                              INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR
                              --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------

Net Asset Value,
 Beginning of Period........  $   1.00   $   1.00    $  1.00    $   1.00    $  1.00    $   1.00    $  1.00    $   1.00    $  1.00
                              --------   --------    -------    --------    -------    --------    -------    --------    -------
Investment Activities
 Net investment income......     0.049      0.049      0.028       0.028      0.027       0.027      0.043       0.043      0.066
                              --------   --------    -------    --------    -------    --------    -------    --------    -------
Distributions
 Net investment income......    (0.049)    (0.049 )   (0.028 )    (0.028 )   (0.027 )    (0.027 )   (0.043 )    (0.043 )   (0.066)
                              --------   --------    -------    --------    -------    --------    -------    --------    -------
Net Asset Value,
 End of Period..............  $   1.00   $   1.00    $  1.00    $   1.00    $  1.00    $   1.00    $  1.00    $   1.00    $  1.00
                              ========   ========    =======    ========    =======    ========    =======    ========    =======
Total Return................      4.99%      4.99 %     2.88 %      2.88 %     2.75 %      2.75 %     4.41 %      4.41 %     7.00%
Ratios/Supplementary Data:
 Net Assets at end of period
   (000)....................  $128,191   $270,476    $75,725    $228,934    $77,589    $254,034    $17,600    $337,485    $16,618
 Ratio of expenses to
   average net assets.......      0.74%      0.74 %     0.74 %      0.74 %     0.72 %      0.72 %     0.72 %      0.72 %     0.70%
 Ratio of net investment
   income to average net
   assets...................      4.92%      4.88 %     2.83 %      2.83 %     2.72 %      2.72 %     4.34 %      4.34 %     6.71%
 Ratio of expenses to
   average net assets*......      1.23%      0.98 %     1.14 %      0.89 %     0.79 %      0.73 %     0.97 %      0.72 %     0.70%
 Ratio of net investment
   income to average net
   assets*..................      4.43%      4.64 %     2.42 %      2.67 %     2.65 %      2.71 %     4.09 %      4.34 %     6.71%


                                                                AUGUST 10,
                                                                   1987
                                          YEAR ENDED JULY 31,       TO
                                          -------------------    JULY 31,
                                1991        1990       1989     ----------
                              ---------   --------   --------
                              FIDUCIARY                          1988(A)
                              ---------                         ----------
Net Asset Value,
 Beginning of Period........  $   1.00    $   1.00   $   1.00    $    1.00
                              --------    --------   --------     --------
Investment Activities
 Net investment income......     0.066       0.079      0.085        0.066
                              --------    --------   --------     --------
Distributions
 Net investment income......    (0.066 )    (0.079)    (0.085)      (0.066)
                              --------    --------   --------     --------
Net Asset Value,
 End of Period..............  $   1.00    $   1.00   $   1.00    $    1.00
                              ========    ========   ========     ========
Total Return................      7.00 %      8.23%      8.84%        6.94%
Ratios/Supplementary Data:
 Net Assets at end of period
   (000)....................  $405,447    $593,116   $621,462    $ 350,499
 Ratio of expenses to
   average net assets.......      0.70 %      0.66%      0.59%        0.50%(b)
 Ratio of net investment
   income to average net
   assets...................      6.71 %      7.92%      8.50%        6.73%(b)
 Ratio of expenses to
   average net assets*......      0.70 %      0.69%      0.71%        0.70%(b)
 Ratio of net investment
   income to average net
   assets*..................      6.71 %      7.89%      8.38%        6.53%(b)

---------
On December 1, 1990, the Diversified Obligations Fund commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively.

  * During each period the investment advisory, administration and distribution fees (Investor Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
[/R]

                                                               U.S. GOVERNMENT OBLIGATIONS FUND
                                                                     FINANCIAL HIGHLIGHTS
                             ----------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED JULY 31,
                             ----------------------------------------------------------------------------------------------------
                                     1995                   1994                   1993                   1992             1991
                             --------------------   --------------------   --------------------   --------------------   --------
                             INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR
                             --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------

Net Asset Value, Beginning
 of Period.................  $  1.00    $   1.00    $  1.00    $   1.00    $  1.00    $   1.00    $  1.00     $  1.00    $  1.00
                             -------    --------    -------    --------    -------    --------    -------     -------     ------
Investment Activities
 Net investment income.....    0.048       0.048      0.027       0.027      0.027       0.027      0.042       0.042      0.063
                             -------    --------    -------    --------    -------    --------    -------     -------     ------
Distributions
 Net investment income.....   (0.048)     (0.048)    (0.027)     (0.027)    (0.027)     (0.027)    (0.042)     (0.042)    (0.063)
                             -------    --------    -------    --------    -------    --------    -------     -------     ------
Net Asset Value,
 End of Period.............  $  1.00    $   1.00    $  1.00    $   1.00    $  1.00    $   1.00    $  1.00     $  1.00    $  1.00
                             =======    ========    =======    ========    =======    ========    =======     =======     ======
Total Return...............     4.86%       4.87%      2.74%       2.74%      2.72%       2.72%      4.25%       4.25%      6.49%
Ratios/Supplementary Data:
 Net Assets at end of
   period (000)............  $48,474    $159,747    $24,055    $162,094    $37,332    $166,182    $12,527     $94,252    $ 1,761
 Ratio of expenses to
   average net assets......     0.78%       0.78%      0.77%       0.78%      0.71%       0.71%      0.73%       0.73%      0.63%
 Ratio of net investment
   income to average
   net assets..............     4.82%       4.76%      2.63%       2.70%      2.67%       2.67%      4.15%       4.15%      6.29%
 Ratio of expenses to
   average net assets*.....     1.27%       1.02%      1.17%       0.94%      0.79%       0.74%      0.99%       0.74%      0.73%
 Ratio of net investment
   income to average
   net assets*.............     4.33%       4.52%      2.23%       2.54%      2.59%       2.65%      3.89%       4.14%      6.19%


                                                                AUGUST 10,
                                                                   1987
                                         YEAR ENDED JULY 31,        TO
                                         -------------------     JULY 31,
                                1991      1990        1989      ----------
                             ---------   -------    --------
                             FIDUCIARY                          1988(A)
                             ---------                         ----------
Net Asset Value, Beginning
 of Period.................  $   1.00    $  1.00    $   1.00     $   1.00
                             --------    -------    --------     --------
Investment Activities
 Net investment income.....     0.063      0.078       0.083        0.064
                             --------    -------    --------     --------
Distributions
 Net investment income.....    (0.063)    (0.078)     (0.083)      (0.064)
                             --------    -------    --------     --------
Net Asset Value,
 End of Period.............  $   1.00    $  1.00    $   1.00     $   1.00
                             ========    =======    ========     ========
Total Return...............      6.49%      8.09%       8.62%        6.78%
Ratios/Supplementary Data:
 Net Assets at end of
   period (000)............  $103,725    $80,774    $114,945     $131,985
 Ratio of expenses to
   average net assets......      0.63%      0.65%       0.62%        0.42%(b)
 Ratio of net investment
   income to average
   net assets..............      6.29%      7.80%       8.30%        6.59%(b)
 Ratio of expenses to
   average net assets*.....      0.73%      0.72%       0.75%        0.71%(b)
 Ratio of net investment
   income to average
   net assets*.............      6.19%      7.73%       8.17%        6.30%(b)

---------
On December 1, 1990, the U.S. Government Obligations Fund commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively.

  * During each period the investment advisory, administration and distribution fees (Investor Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.

                                                            100% U.S. TREASURY OBLIGATIONS FUND
                                                                    FINANCIAL HIGHLIGHTS
                            ----------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED JULY 31,
                            ----------------------------------------------------------------------------------------------------
                                    1995                   1994                   1993                   1992             1991
                            --------------------   --------------------   --------------------   --------------------   --------
                            INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR
                            --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------

Net Asset Value, Beginning
 of Period................  $  1.00    $   1.00    $  1.00    $   1.00    $  1.00    $   1.00    $  1.00    $   1.00    $  1.00
                            -------    --------    -------    --------    -------    --------    -------    --------    -------
Investment Activities
 Net investment income....    0.046       0.046      0.026       0.026      0.026       0.026      0.040       0.040      0.063
 Net realized and
 unrealized gains on
 investments..............                                                                         0.001       0.001
                            -------    --------    -------    --------    -------    --------    -------    --------    -------
 Total from Investment
  Activities..............   (0.046)     (0.046)     0.026       0.026      0.026       0.026      0.041       0.041      0.063
                            -------    --------    -------    --------    -------    --------    -------    --------    -------
Distributions
 Net investment income....   (0.046)     (0.046)    (0.026)     (0.026)    (0.026)     (0.026)    (0.040)     (0.040)    (0.063)
 Net realized gains.......                                                             (0.001)    (0.001)
                            -------    --------    -------    --------    -------    --------    -------    --------    -------
  Total Distributions.....   (0.046)     (0.046)    (0.026)     (0.026)    (0.026)     (0.026)    (0.041)     (0.041)    (0.063)
                            -------    --------    -------    --------    -------    --------    -------    --------    -------
Net Asset Value, End of
 Period...................  $  1.00    $   1.00    $  1.00    $   1.00    $  1.00    $   1.00    $  1.00    $   1.00    $  1.00
                            =======    ========    =======    ========    =======    ========    =======    ========    =======
Total Return..............     4.69%       4.69%      2.68%       2.68%      2.64%       2.64%      4.18%       4.18%      6.53%
Ratios/Supplementary Data:
 Net Assets at end of
 period (000).............  $88,660    $190,604    $39,157    $160,721    $32,629    $191,946    $11,551    $219,451    $19,187
 Ratio of expenses to
 average net assets.......     0.73%       0.73%      0.74%       0.74%      0.67%       0.67%      0.65%       0.65%      0.62%
 Ratio of net investment
 income to average net
 assets...................     4.68%       4.60%      2.68%       2.63%      2.60%       2.60%      3.99%       3.99%      6.25%
 Ratio of expenses to
 average net assets*......     1.22%       0.97%      1.15%       0.90%      0.75%       0.72%      0.97%       0.72%      0.70%
 Ratio of net investment
 income average net
 assets*..................     4.19%       4.36%      2.27%       2.48%      2.52%       2.55%      3.67%       3.92%      6.17%


                                                              AUGUST 10,
                                                                 1987
                                        YEAR ENDED JULY 31,       TO
                                        -------------------    JULY 31,
                               1991       1990       1989     ----------
                            ---------   --------   --------
                            FIDUCIARY                           1988(A)
                            ---------                         ----------
Net Asset Value, Beginning
 of Period................  $   1.00    $   1.00   $   1.00    $   1.00
                            --------    --------   --------    --------
Investment Activities
 Net investment income....     0.063       0.078      0.081       0.063
 Net realized and
 unrealized gains on
 investments..............
                            --------    --------   --------    --------
 Total from Investment
  Activities..............     0.063       0.078      0.081       0.063
                            --------    --------   --------    --------
Distributions
 Net investment income....    (0.063)     (0.078)    (0.081)     (0.063)
 Net realized gains.......
                            --------    --------   --------    --------
  Total Distributions.....    (0.063)     (0.078)    (0.081)     (0.063)
                            --------    --------   --------    --------
Net Asset Value, End of
 Period...................  $   1.00    $   1.00   $   1.00    $   1.00
                            ========    ========   ========    ========
Total Return..............      6.53%       8.04%      8.43%       6.62%
Ratios/Supplementary Data:
 Net Assets at end of
 period (000).............  $265,528    $205,787   $174,258    $151,854
 Ratio of expenses to
 average net assets.......      0.62%       0.65%      0.54%       0.41%(b)
 Ratio of net investment
 income to average net
 assets...................      6.25%       7.76%      8.12%       6.45%(b)
 Ratio of expenses to
 average net assets*......      0.70%       0.71%      0.72%       0.72%(b)
 Ratio of net investment
 income average net
 assets*..................      6.17%       7.70%      7.94%       6.14%(b)


---------
On December 1, 1990, the 100% U.S. Treasury Obligations Fund commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively.

  * During each period the investment advisory, administration and distribution fees (Investor Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.



(b) Annualized.

                                                                  CALIFORNIA TAX-FREE FUND
                                                                    FINANCIAL HIGHLIGHTS
                            ----------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED JULY 31,
                            ----------------------------------------------------------------------------------------------------
                                    1995                   1994                   1993                   1992             1991
                            --------------------   --------------------   --------------------   --------------------   --------
                            INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR
                            --------   ---------   --------   ---------   --------   ---------   --------   ---------   --------

Net Asset Value,
 Beginning of Period......  $  1.00    $   1.00    $  1.00    $   1.00    $  1.00    $   1.00     $ 1.00    $   1.00     $ 1.00
                            -------    --------    -------    --------    -------    --------     ------    --------     ------
Investment Activities
 Net investment income....    0.031       0.031      0.020       0.020      0.021       0.021      0.032       0.032      0.045
                            -------    --------    -------    --------    -------    --------     ------    --------     ------
Distributions
 Net Investment income....   (0.031)      (0.03)    (0.020)     (0.020)    (0.021)     (0.021)    (0.032)     (0.032)    (0.045)
                            -------    --------    -------    --------    -------    --------     ------    --------     ------
Net Asset Value,
 End of Period............  $  1.00    $   1.00    $  1.00    $   1.00    $  1.00    $   1.00     $ 1.00    $   1.00     $ 1.00
                            =======    ========    =======    ========    =======    ========     ======    ========     ======
Total Return..............     3.16%       3.16%      1.99%       1.99%      2.13%       2.13%      3.20%       3.20%      4.57%
Ratios/Supplementary Data:
 Net Assets at end of
   period (000)...........  $40,544    $105,742    $31,521    $114,993    $44,410    $142,939     $4,609    $116,062     $4,426
 Ratio of expenses to
   average net assets.....     0.50%       0.50%      0.50%       0.50%      0.44%       0.44%      0.54%       0.54%      0.53%
 Ratio of net investment
   income to average net
   assets.................     3.14%       3.11%      1.96%       1.96%      2.08%       2.08%      3.15%       3.15%      4.47%
 Ratio of expenses to
   average net assets*....     1.26%       1.01%      0.79%       0.93%      0.79%       0.73%      0.99%       0.74%      0.72%
 Ratio of net investment
   income to average net
   assets*................     2.38%       2.60%      1.28%       1.53%      1.73%       1.78%      2.70%       2.95%      4.28%


                                                              AUGUST 11,
                                        YEAR ENDED JULY 31,    1987 TO
                                        -------------------    JULY 31,
                              1991        1990       1989     ----------
                            ---------   --------   --------
                            FIDUCIARY                           1988(A)
                            ---------                         ----------
Net Asset Value,
 Beginning of Period......  $   1.00    $   1.00   $   1.00    $   1.00
                            --------    --------   --------    --------
Investment Activities
 Net investment income....     0.045       0.052      0.054       0.042
                            --------    --------   --------    --------
Distributions
 Net Investment income....    (0.045)     (0.052)    (0.049)     (0.042)
                            --------    --------   --------    --------
Net Asset Value,
 End of Period............  $   1.00    $   1.00   $   1.00    $   1.00
                            ========    ========   ========    ========
Total Return..............      4.57%       5.28%      5.58%       4.41%
Ratios/Supplementary Data:
 Net Assets at end of
   period (000)...........  $142,365    $137,308   $147,868    $121,940
 Ratio of expenses to
   average net assets.....      0.53%       0.66%      0.71%       0.70%(b)
 Ratio of net investment
   income to average net
   assets.................      4.47%       5.17%      5.45%       4.34%(b)
 Ratio of expenses to
   average net assets*....      0.72%       0.72%      0.76%       0.75%(b)
 Ratio of net investment
   income to average net
   assets*................      4.28%       5.11%      5.40%       4.29%(b)

---------
On December 1, 1990, the California Tax-Free Fund commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively.

  * During each period the investment advisory, administration and distribution fees (Investor Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.

                                                                            TAX-FREE FUND
                                                                        FINANCIAL HIGHLIGHTS
                                      -----------------------------------------------------------------------------------------
                                                                         YEAR ENDED JULY 31,
                                      -----------------------------------------------------------------------------------------
                                              1995                   1994                   1993                   1992
                                      --------------------   --------------------   --------------------   --------------------
                                      INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY
                                      --------   ---------   --------   ---------   --------   ---------   --------   ---------

Net Asset Value,
 Beginning of Period................  $  1.00     $  1.00    $  1.00     $  1.00    $  1.00     $  1.00    $  1.00     $  1.00
                                      -------    --------    -------    --------    -------    --------     ------    --------
Investment Activities
 Net investment income..............    0.030       0.030      0.019       0.019      0.021       0.021      0.033       0.033
                                      -------    --------    -------    --------    -------    --------     ------    --------
Distributions
 Net Investment income..............   (0.030)     (0.030)    (0.019)     (0.019)    (0.021)     (0.021)    (0.033)     (0.033)
                                      -------    --------    -------    --------    -------    --------     ------    --------
Net Asset Value,
 End of Period......................  $  1.00     $  1.00    $  1.00     $  1.00    $  1.00     $  1.00    $  1.00     $  1.00
                                      =======    ========    =======    ========    =======    ========     ======    ========
Total Return........................     3.00%       3.00%      1.96%       1.96%      2.16%       2.16%      3.35%       3.35%
Ratios/Supplementary Data:
 Net Assets at end of period
   (000)............................  $12,702     $30,813    $20,032     $30,285    $40,010     $29,799    $23,780     $27,136
 Ratio of expenses to average
   net assets.......................     0.73%       0.73%      0.69%       0.69%      0.53%       0.53%      0.57%       0.57%
 Ratio of net investment income to
   average net assets...............     2.90%       2.95%      1.93%       1.95%      2.12%       2.12%      3.31%       3.31%
 Ratio of expenses to average
   net assets*......................     1.39%       1.14%      1.27%       1.02%      0.96%       0.84%      1.09%       0.84%
 Ratio of net investment income to
   average net assets*..............     2.24%       2.54%      1.36%       1.62%      1.69%       1.82%      2.79%       3.05%



                                                                       AUGUST 22,
                                                                          1989
                                            YEAR ENDED JULY 31,            TO
                                      ------------------------------    JULY 31,
                                              1991            1990     ----------
                                      --------------------   -------
                                      INVESTOR   FIDUCIARY               1989(A)
                                      --------   ---------             ----------
Net Asset Value,
 Beginning of Period................  $  1.00     $  1.00    $  1.00    $   1.00
                                       ------    --------    --------   --------
Investment Activities
 Net investment income..............    0.049       0.049      0.054       0.054
                                       ------    --------    --------   --------
Distributions
 Net Investment income..............   (0.049)     (0.049)    (0.054)     (0.054)
                                       ------    --------    --------   --------
Net Asset Value,
 End of Period......................  $  1.00     $  1.00    $  1.00    $   1.00
                                       ======    ========    ========   ========
Total Return........................     4.97%       4.97%      5.58%       5.58%
Ratios/Supplementary Data:
 Net Assets at end of period
   (000)............................  $ 9,549     $49,558    $38,329    $ 36,156
 Ratio of expenses to average
   net assets.......................     0.62%       0.62%      0.57%       0.57%(b)
 Ratio of net investment income to
   average net assets...............     4.80%       4.80%      5.45%       5.73%(b)
 Ratio of expenses to average
   net assets*......................     0.77%       0.77%      0.85%       0.83%(b)
 Ratio of net investment income to
   average net assets*..............     4.65%       4.65%      5.17%       5.47%(b)


---------

On December 1, 1990, the Tax-Free Fund commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively.



  * During each period the investment advisory, administration and distribution fees (Investor Shares) were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



(a) Period from commencement of operations.



(b) Annualized.

FUND
DESCRIPTION             The HighMark Money Market Funds (the "Money Market
                      Funds") are 5 of 13 separate investment portfolios ("Funds") of The HighMark Group (the "Group"), a diversified, open-end management investment company. MERUS Capital Management, a division of The Bank of California, N.A. ("MERUS"), serves as the Money Market Funds' investment adviser.


                        Each Money Market Fund has been divided into two classes
                      of Shares (Investor Shares and Fiduciary Shares) for purposes of the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"). Investor and Fiduciary Shares of a particular Fund represent interests in the same portfolio of investments and are identical in all respects except that Investor Shares bear the expense of the fee under the Distribution Plan, which will cause the Investor Shares to have a higher expense ratio and to pay lower dividends than those related to Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Distribution Plan. For information concerning those investors who qualify to purchase Investor and Fiduciary Shares and the operation of the Group's Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan below. (Investor Shares and Fiduciary Shares collectively may be hereinafter referred to as "Shares.")


                        Shares of each Money Market Fund are priced pursuant to
                      the amortized cost method whereby the Group seeks to maintain each Money Market Fund's net asset value per Share at $1.00. There can be, however, no assurance that a stable net asset value of $1.00 per Share will be maintained.

                        Neither the California Tax-Free Fund nor the Tax-Free
                      Fund is intended to constitute a balanced investment program and neither is designed for investors seeking capital appreciation nor maximum tax-exempt income irrespective of fluctuations in principal. Investment in either of these Funds would not be appropriate for tax-deferred plans, such as IRA and Keogh plans, and investors should consult a tax or other financial adviser to determine whether investment in the California Tax-Free Fund or the Tax-Free Fund would be appropriate for them.


PERFORMANCE
INFORMATION             From time to time, the Group may advertise the "yield"
                      and "effective yield" with respect to the Investor and Fiduciary Shares of each Money Market Fund and a "tax-equivalent yield" and "tax-equivalent effective yield" for federal, California and Oregon income tax purposes with regard to the Investor and Fiduciary Shares of each of the 100% U.S. Treasury Obligations Fund, the California Tax-Free Fund and the Tax-Free Fund. Performance information is computed separately for a Fund's Investor and Fiduciary Shares in accordance with the formulas described below. Because only Investor Shares bear the expense of the fee, if any, under the Distribution Plan, yield information relating to a Fund's Investor Shares will be lower than that relating to the Fund's Fiduciary Shares. Each yield figure is based on historical earnings and is not intended to indicate future performance.

                        The "yield" of a Money Market Fund's Investor Shares and
                      Fiduciary Shares, respectively, refers to the income generated by an investment in the class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


                        The 100% U.S. Treasury Obligations Fund's tax-equivalent
                      yield and tax-equivalent effective yield will reflect the amount of income subject to California or Oregon personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield, respectively, of the relevant class. The California Tax-Free Fund's tax-equivalent yield and tax-equivalent effective yield reflect the amount of income subject to federal income taxation and California personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield, respectively, of the relevant class. The Tax-Free Fund's tax-equivalent yield and tax-equivalent effective yield will reflect the amount of income subject to federal personal income taxation at the rate specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield and effective yield, respectively, of the relevant class.


                        Tax-equivalent yields and tax-equivalent effective
                      yields with respect to a class will be significantly higher than the yield and effective yield of that class.

                        From time to time, the Group may advertise the aggregate
                      total return and average annual total return of the Money Market Funds. The aggregate total return and average annual total return of each Fund may be quoted for the life of each Fund and for five-year and one-year periods, in each case, through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the positive or negative investment results that an investor in a Fund would have experienced from changes in Share price and reinvestment of dividends and capital gain distributions.

INVESTMENT
OBJECTIVE               The investment objective of the Diversified Obligations
                      Fund, the U.S. Government Obligations Fund and the 100% U.S. Treasury Obligations Fund is to seek current income with liquidity and stability of principal.


                        The investment objective of the California Tax-Free Fund
                      is to seek as high a level of current interest income free from federal income tax and California personal income tax as is consistent with the preservation of capital and relative stability of principal.


                        The investment objective of the Tax-Free Fund is to seek
                      as high a level of current interest income free from federal income tax as is consistent with the preservation of capital and relative stability of principal.

                        The investment objectives of the Money Market Funds, and
                      all of their investment policies that are specifically identified as fundamental in this Prospectus or the Statement of Additional Information, may not be changed without a vote of the holders of a majority of the outstanding Shares of that Fund (as defined under GENERAL INFORMATION--Miscellaneous below). There can be, of course, no assurance that a Money Market Fund will achieve its investment objective.

INVESTMENT
POLICIES & FUND
PORTFOLIOS              While the Diversified Obligations Fund, the U.S.
                      Government Obligations Fund and the 100% U.S. Treasury Obligations Fund have the same investment objective, they differ as follows with respect to the types of instruments that may be purchased:

                        The Diversified Obligations Fund invests in obligations
                      issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, and additionally invests in other high-quality rated money market instruments and other unrated instruments deemed to be of comparable high quality by MERUS pursuant to guidelines established by the Group's Board of Trustees. These additional investments may include bankers' acceptances, certificates of deposit and time deposits, commercial paper, and certain foreign money market instruments. Some of the obligations and money market instruments in which the Diversified Obligations Fund invests may be subject to repurchase agreements.

                        The U.S. Government Obligations Fund invests in
                      obligations issued or guaranteed by the U.S. Treasury, and additionally invests in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. Some of the obligations in which the U.S. Government Obligations Fund invests may be subject to repurchase agreements.

                        The 100% U.S. Treasury Obligations Fund invests
                      exclusively in direct U.S. Treasury obligations guaranteed by the full faith and credit of the U.S. Treasury.

                        The California Tax-Free Fund and the Tax-Free Fund
                      invest in bonds and notes issued by or on behalf of states (primarily, in the case of the California Tax-Free Fund, the State of California), territories and possessions of the United States, and the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions ("Municipal Securities").


                        Under normal market conditions and, as a matter of
                      fundamental policy, at least 80% of the value of the total assets of each of the California Tax-Free Fund and the Tax-Free Fund will be invested in Municipal Securities, the interest on which is both excluded from gross income for federal income tax purposes, and, in the case of the California Tax-Free Fund, California personal income tax purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Under normal market conditions, up to 20% of each of the California Tax-Free Fund's and the Tax-Free Fund's total assets may be invested in short-term obligations, the interest on which is treated as a preference item for individuals for purposes of the federal alternative minimum tax or subject to federal or, in the case of the California Tax-Free Fund, California personal income tax ("Taxable Obligations").

                        Dividends paid by the California Tax-Free Fund that are
                      derived from obligations, the interest on which is exempt from California taxation when received by an individual ("California Exempt-Interest Securities") are excluded from gross income for California personal income purposes. Dividends derived from interest on obligations other than California Exempt-Interest Securities may be excluded from gross income for federal income tax purposes but will be subject to California personal income tax.


                        In order for the California Tax-Free Fund to pay
                      exempt-interest dividends, at least 50% of its total assets must be invested in California Exempt-Interest Securities at the close of each quarter of its taxable year. Dividends, regardless of their source, may be subject to local taxes.

                        In seeking to achieve its investment objective, each of
                      the California Tax-Free Fund and the Tax-Free Fund may invest all or any part of its assets in Municipal Securities that are private activity bonds, including those known as industrial development bonds under prior federal law. (Any reference herein to private activity bonds includes industrial development bonds.) Interest on private activity bonds is excluded from gross income for federal income tax purposes only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified for those respective categories. However, even if the California Tax-Free Fund or the Tax-Free Fund invests in private activity bonds that fall within these categories, Shareholders may become subject to the alternative minimum tax on that part of such Fund's distributions derived from interest on such bonds. For further information, see TAXATION below.

                        Securities or instruments in which each Money Market
                      Fund invests have remaining maturities of thirteen months or less, although instruments subject to repurchase agreements and certain adjustable interest rate instruments may bear longer maturities. The dollar-weighted average portfolio maturity of each Money Market Fund will not exceed 90 days.

                        Although the Diversified Obligations Fund, the U.S.
                      Government Obligations Fund and the 100% U.S. Treasury Obligations Fund have the same investment adviser and the same investment objective, particular securities and respective yields of these Funds may differ due to differences in the types of permitted investments, cash flow, and the availability of particular investments.

                        Additional information concerning each Money Market
                      Fund's investments, including certain investment restrictions that may not be changed with respect to a particular Fund without a vote of the holders of a majority of the outstanding Shares of that Fund, is set forth in the Statement of Additional Information.

                      High Quality Investments


                        Each Money Market Fund may invest only in U.S. dollar
                      denominated obligations determined by MERUS to present minimal credit risks under guidelines adopted by the Group's Board of Trustees.



                        With respect to the Diversified Obligations Fund,
                      investments will consist of those obligations that, at the time of purchase, possess the highest short-term ratings from at least two nationally recognized statistical rating organizations ("NRSROs") (for example, commercial paper rated "A-1" by Standard & Poor's Corporation ("S&P") and "P-1" by Moody's Investors Service, Inc. ("Moody's")). Although the Diversified Obligations Fund does not presently expect to do so, it may also invest in obligations that, at the time of purchase, possess one of the two highest short-term ratings from at least two NRSROs, and in obligations that do not possess a rating (i.e., are unrated) but are determined by MERUS to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees.


                        The Diversified Obligations Fund will not invest more
                      than 5% of its total assets in the securities of any one issuer, except that the Fund may invest up to 25% of its total assets in the securities of a single issuer for a period of up to three business days. There is no limit on the percentage of the Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

                        With respect to the California Tax-Free Fund and the
                      Tax-Free Fund, investments will consist of those obligations that, at the time of purchase, possess the highest short-term rating from at least one NRSRO (for example, Municipal Securities rated "SP-1" by S&P or "MIG-1" by Moody's). Although neither Fund presently expects to do so, either Fund may also invest in obligations that, at the time of purchase, possess one of the two highest short-term ratings by an NRSRO, and in obligations that do not possess a rating (i.e., are unrated) but are determined by MERUS to be of comparable quality to the rated instruments eligible for purchase by the Fund under the guidelines adopted by the Board of Trustees.

                        For further information concerning the rating and other
                      requirements governing the investments (including the treatment of securities subject to a tender or demand feature or deemed to possess a rating based on comparable rated securities of the same issuer) of the Diversified Obligations Fund, the California Tax-Free Fund or the Tax-Free Fund, see the Statement of Additional Information. The Statement of Additional Information also identifies the NRSROs that may be utilized by MERUS with respect to portfolio investments for the Funds and provides a description of the relevant ratings assigned by each such NRSRO.

                      Government Obligations

                        The U.S. Government Obligations Fund invests exclusively
                      in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, such as U.S. Treasury bills, notes and bonds, and obligations issued by the Government National Mortgage Association and the Export-Import Bank of the United States. The Diversified Obligations Fund may similarly invest in these obligations. Investments by these Money Market Funds in obligations of certain agencies and instrumentalities of the U.S. Government, however, may not be guaranteed by the full faith and credit of the U.S. Treasury, and there can be no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. As indicated below, U.S. Government obligations in which each of the Diversified Obligations Fund and the U.S. Government Obligations Fund invest may be subject to repurchase agreements.

                        The 100% U.S. Treasury Obligations Fund invests
                      exclusively in direct U.S. Treasury obligations guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds.

                      Mortgage-Related Securities Issued by the Government National Mortgage Association

                        The Diversified Obligations Fund and the U.S. Government
                      Obligations Fund may each, consistent with its objective and policies, invest in mortgage-related securities issued by the Government National Mortgage Association ("GNMA") representing GNMA Pass-Through Certificates (also known as "Ginnie Maes"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development and Ginnie Maes represent pools of mortgage loans assembled for sale to investors by GNMA. Ginnie Maes are guaranteed as to the timely payment of interest and principal by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee.

                        Although, as described above, Ginnie Maes are guaranteed
                      as to the timely payment of principal and interest by both GNMA and the U.S. Treasury, the market value of a Ginnie Mae is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. If a Fund purchases a Ginnie Mae at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of Ginnie Maes are inversely affected by changes in interest rates. Although the value of a Ginnie Mae may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the Ginnie Mae are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, a Ginnie Mae's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received from Ginnie Maes include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation, and may be considered riskier investments as a result.

                      Bank Instruments (Diversified Obligations Fund)

                        The Diversified Obligations Fund may invest in bankers'
                      acceptances, certificates of deposit, and time deposits of domestic and foreign financial institutions as described below, provided that investments and obligations of foreign banks will not exceed 25% of the value of the Fund's total assets. Investments in bankers' acceptances are limited to those that are guaranteed by domestic and foreign banks that, at the time of the investment, have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of the bank's most recently published financial statement). Investments in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations may be made if (a) at the time of the investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

                        The Diversified Obligations Fund may also invest in
                      Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks; and Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

                        The Diversified Obligations Fund will not invest in
                      excess of 10% of its total assets in time deposits, including ETDs and CTDs but not including certificates of deposit, which have maturities in excess of seven days and which are subject to penalties upon early withdrawal.

                      Commercial Paper & Variable Amount Master Demand Notes

                        The Diversified Obligations Fund may invest in
                      short-term promissory notes issued by corporations. These investments may include Canadian Commercial Paper ("CCP"), which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.


                        The Diversified Obligations Fund may also invest in
                      variable amount master demand notes, which are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between the Group and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of principal and accrued interest at any time. For purposes of the Fund's investment policies, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

                      Loan Participations


                        The Diversified Obligations Fund may also invest in loan
                      participations pursuant to which the Fund acquires a portion of a bank or other lending institution's interest in a secured or unsecured loan to a corporate borrower. The bank or lending institution originating the loan is generally responsible for collecting interest and principal from the borrower and for enforcing its rights against the borrower in the event of a default. Thus, although the Fund's ability to receive payments of principal and interest in connection with a particular loan participation is primarily dependent on the financial condition of the underlying borrower, it may also depend on the lending institution. In selecting loan Participations on behalf of the Fund, MERUS will evaluate the creditworthiness of both the borrower and the lender and will treat both the borrower and the lender as an "issuer" of the loan participation for purposes of the fund's investment policies and restrictions (see High Quality Investments above and INVESTMENT RESTRICTIONS in the Statement of Additional information). As in the case of mortgage-related securities, loan Participations are subject to prepayments and there can be no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as the original loan participation.


                      Foreign Investments

                        Investments in ECDs, ETDs, CTDs, Yankee CDs, CCP, and
                      Europaper may subject the Diversified Obligations Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include adverse political and economic developments, possible imposition of withholding taxes on interest income, possible seizure, nationalization, or expropriation of foreign investments, possible establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

                      Municipal Securities (California Tax-Free Fund and the Tax-Free Fund)

                        The two principal classifications of Municipal
                      Securities that may be held by the California Tax-Free Fund and the Tax-Free Fund are "general obligation" securities and "revenue" securities.

                        General obligation securities are secured by the
                      issuer's pledge of its full faith and credit and general taxing power for the payment of principal and interest.

                        Revenue securities are payable only from the revenues
                      derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Tax-Free Fund or the California Tax-Free Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

                        In addition, Municipal Securities may include "moral
                      obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

                        Opinions relating to the validity of Municipal
                      Securities and to the exemption of interest thereon from federal income tax or California personal income tax are rendered at the time of issuance by counsel experienced in matters relating to the validity of and tax exemption of interest on bonds issued by states and their political sub-divisions. None of the California Tax-Free Fund, the Tax-Free Fund or MERUS will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

                        Municipal Securities purchased by the California
                      Tax-Free Fund or the Tax-Free Fund may include adjustable interest rate tax-exempt notes which may have a stated maturity in excess of thirteen months, but which will be subject to a demand feature that will permit either Fund to demand payment of the principal of the note either (i) at any time upon not more than thirty days' notice or (ii) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice. There may be no active secondary market with respect to a particular adjustable interest rate note. Nevertheless, as described in greater detail in the Statement of Additional Information, the adjustable interest rate feature included in this type of note is intended generally to assure that the value of the note to the Fund will approximate its par value.

                        The California Tax-Free Fund and the Tax-Free Fund may
                      also purchase short-term anticipation notes, bond anticipation notes, revenue anticipation notes, and other forms of short-term tax-exempt securities. These instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. In addition, the California Tax-Free Fund and the Tax-Free Fund may purchase tax-exempt commercial paper. Under certain circumstances, and subject to the limitations described in the Statement of Additional Information, the California Tax-Free Fund and the Tax-Free Fund may invest directly in Municipal Securities by purchasing shares of other tax-exempt money market mutual funds.



                        The California Tax-Free Fund and the Tax-Free Fund may
                      also acquire Municipal Securities that have "put" features. Under a put feature, the Fund has the right to sell the Municipal Security within a specified period of time at a specified price. The put feature cannot be sold, transferred, or assigned separately from the Municipal Security. Each Fund may buy Municipal Securities with put features to facilitate portfolio liquidity, shorten the maturity of the underlying Municipal Securities, or permit investment at a more favorable rate of return. The aggregate price of a security subject to a put may be higher than the price that otherwise would be paid for the security without such a feature, thereby increasing the security's cost and reducing its yield.



                        Although the Tax-Free Fund presently does not intend to
                      do so on a regular basis, the Fund may invest and has invested on occasion more than 25% of its total assets in Municipal Securities that are related in such a way that an economic, business, or political development or change affecting one security would likewise affect the other Municipal Securities. Examples of these types of securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments will be made only if deemed necessary or appropriate by MERUS. To the extent that a Funds' assets are concentrated in Municipal Securities that are so related, the Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Fund's assets were not so concentrated (see Special Factors Affecting Investments in Obligations of California Government Issuers below).



                        Each of the California Tax-Free Fund and the Tax-Free
                      Fund may invest up to 10% of its total assets in securities of investment companies, including Shares of the HighMark Funds. As a shareholder of an investment company, a Fund may indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own adviser. In order to avoid the imposition of additional fees as a result of investments in Shares of other HighMark Funds, the Investment Adviser and the Administrator (see

                      SERVICE ARRANGEMENTS) will reduce that portion of their usual asset-based fees from each Money Market Fund by an amount equal to their asset-based fees from the other Highmark Funds that are attributable by such Money Market Fund's investments. The Investment Adviser and the Administrator will promptly forward such fees to the relevant Money Market Fund.


                      Special Factors Affecting Investments in Obligations of California Governmental Issuers


                        Because of the California Tax-Free Fund's investment
                      objective, many of the securities in its portfolio are likely to be obligations of California governmental issuers that rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition 13" and similar California constitutional and statutory amendments and initiatives approved by California voters in recent years, through limiting real property and other taxes, have resulted in a substantial reduction in state and local tax revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments and could affect the ability of California governmental issuers to pay interest or repay principal on their obligations. In addition, since 1990 California has faced severe economic and fiscal conditions and has experienced recurring budget deficits.


                        The financial difficulties experienced by the State of
                      California and other issuers of California Municipal Securities have resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. There can be no assurance that credit ratings on obligations of the State of California and other California Municipal Securities will not be downgraded further.

                        A more detailed description of special factors affecting
                      investments in obligations of California governmental issuers of which investors should be aware is set forth in the Statement of Additional Information.

                      Taxable Obligations


                        The California Tax-Free Fund and the Tax-Free Fund may
                      hold uninvested cash reserves pending investment during temporary "defensive" periods or if, in the opinion of MERUS, desirable tax-exempt obligations are unavailable. In accordance with each Fund's investment objective and subject to its fundamental policies, investments may be made in Taxable Obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary "defensive" purposes.


                        As discussed in greater detail in the Statement of
                      Additional Information, Taxable Obligations may include obligations issued or guaranteed by the

                      U.S. Government, its agencies, or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, and commercial paper. As noted above, Taxable Obligations may also include private activity bonds depending on their tax treatment.

                      Lending of Portfolio Securities


                        In order to generate additional income, the Diversified
                      Obligations Fund, the U.S. Government Obligations Fund and the 100% Treasury Obligations Fund may each lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by MERUS and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although the Funds do not expect to do so on a regular basis, a Fund may lend portfolio securities in amounts representing up to 35% of the value of the Fund's total assets.


                      Other Investments


                        Each Fund may purchase securities on a "when-issued"
                      basis, which are securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When the Fund agrees to purchase when-issued securities, the Group's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. Each Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The purchase of securities on a "when-issued" basis may have the effect of leverage, which may increase the risk of fluctuations in the Fund's net asset value.



                        Each Fund expects that commitments to purchase
                      when-issued securities will not exceed 25% of the value of its total assets under normal market conditions. In the event a Fund's commitments to purchase when-issued securities exceeded 25% of the value of its total assets, the Fund's liquidity and MERUS's ability to manage it might be adversely affected. Each Fund does not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities.

                        Securities held by each of the Diversified Obligations
                      Fund, the U.S. Government Obligations Fund, the California Tax-Free Fund and the Tax-Free Fund may be subject to repurchase agreements whereby a Fund will acquire securities from financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase price under such an agreement will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding the obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held on behalf of a Fund by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act"). Income earned by the California Tax-Free Fund from repurchase agreements will be subject to California personal income tax.



                        As described in the Statement of Additional Information,
                      each of the Diversified Obligations Fund, the U.S. Government Obligations Fund, the California Tax-Free Fund and the Tax-Free Fund may also enter into reverse repurchase agreements whereby a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a specified date and price. Each Fund intends to limit its respective investments in reverse repurchase agreements to no more than 5% of the Fund's total assets.



VALUATION OF
SHARES                  Each Fund's net asset value per share is determined by
                      the administrator as of 1:00 p.m. Eastern Time and as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally, 4:00 p.m. Eastern
                      Time) on each weekday, with the exception of those holidays on which the Exchange or the Federal Reserve Bank of San Francisco are closed (a "Business Day"). Currently one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day (observed). Net asset value per share for purposes of pricing sales and redemptions for each of the Funds is calculated by adding the value of all securities and other assets belonging to a Fund, subtracting its liabilities, and dividing the result by the total number of the Fund's outstanding shares, irrespective of class.


                        The assets in each Money Market Fund are valued based
                      upon the amortized cost method whereby the Group seeks to maintain a Fund's net asset value per

                      Share at $1.00, although there can be no assurance that a stable net asset value of $1.00 per Share will be maintained. For further information concerning the use of the amortized cost method of valuation, see the Statement of Additional Information.


HOW TO
PURCHASE
SHARES                  As noted above, each Fund is divided into two classes of
                      Shares, Investor and Fiduciary. Only the following investors qualify to purchase a Money Market Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with The Bank of California or its affiliates; (ii) Select IRA accounts established with The Bank of California and invested in any of the Group's Money Market Funds prior to November 25, 1988 which have remained continuously open thereafter and which are not considered to be fiduciary accounts; and (iii) present and retired directors, officers, and employees (and their spouses and children under the age of 21) of The Bank of California, BISYS Fund Services or their affiliated companies, whether or not investments are made through an employee benefit plan on such person's behalf. All other investors are eligible to purchase Investor Shares only. At the time of purchase, the Distributor must be notified by the investor that he or she qualifies to purchase Fiduciary Shares in accordance with one of the categories described above.

                        Investor and Fiduciary Shares are sold on a continuous
                      basis by the Group's Distributor, BISYS Fund Services. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, you may contact your investment professional or telephone the Group at (800) 433-6884.


                        The Bank of California (the "Bank") and financial
                      institutions or intermediaries (such as banks, savings and loan associations, insurance companies or investment counselors), broker-dealers or the Distributor's subsidiaries or affiliates (each a "Participating Organization") acting in a fiduciary, advisory, custodial or other similar capacity on behalf of customers may purchase Shares of the Group. Such Shares will normally be held of record by the Bank or Participating Organization. With respect to these Shares, it is the responsibility of the entity making the investment to transmit purchase or redemption orders to the Distributor and to make payment for the purchase of Shares. Beneficial ownership of the Shares will be recorded by the Bank or Participating Organization and reflected in the account statements provided by the Bank or Participating Organization to customers.


                        Eligible investors may also purchase a Fund's Investor
                      and Fiduciary Shares through the following procedures. The minimum initial investment is generally $1,000 for each Fund and the minimum subsequent investment is generally only

                      $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of The Bank of California, BISYS Fund Services and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar plans. To open an account, contact your investment professional, or call the Group at (800) 433-6884, or follow these steps:



                                  BY CHECK OR MONEY ORDER               BY FEDERAL FUNDS WIRE(1)
                                  ----------------------                 -----------------------
                           - Complete Account Registration form   - Complete Account Registration form
                           - Mail check and application to:       and mail to:
                             The HighMark Group                     The HighMark Group
                             PO Box 7591                            PO Box 7591
                             San Francisco, CA 94120                San Francisco, CA 94120
                                                                  - On the day you wish to purchase
                                                                    Shares, wire funds to the Bank of
                                                                    California. Call the Group at (800)
                                                                    433-6884 for proper wire
                                                                    instructions.


                      ---------

                      (1) Note: Shares cannot be purchased by wire until a
                          properly completed application is received by the Group.


                        Shares of each Fund are purchased at the net asset value
                      per share next determined after receipt by the Group of an order to purchase shares in proper form. Purchases of Shares in a Fund will be effected only on a Business Day (see VALUATION OF SHARES). It is the responsibility of the investor's broker-dealer or other financial intermediary to transmit purchase orders and payment for Shares to the Distributor.


                        If so designated on a Shareholder's Account Registration
                      form, a Shareholder may effect the following transactions by telephone: purchase additional Fund Shares; effect redemptions; and exchange Fund Shares for Shares of the class of any other Funds which the Shareholder qualifies to purchase directly (see TELEPHONE TRANSACTIONS).

                        Subsequent purchases of Fund Shares may be made at any
                      time by mailing a check or money order or wiring funds to the Group as described above. Once an investor's Account Registration form has been received by the Group, the investor may also purchase additional Shares by telephone or under the Automatic Investment Plan described below. Telephone orders may be placed by calling the Group at
                      (800) 433-6884. Payment for Shares ordered by telephone may be made by check and must be received by the Group within five business days of the telephone order.

                        If a check for the purchase of Shares does not clear (or
                      in the case of telephone orders, if payment is not received within five business days), the purchase will be cancelled and the investor could be liable for any losses or fees incurred by a Fund. The Group reserves the right to take such action as is necessary to recover any such fees and losses, including the involuntary redemption of any Shares held in the ordering investor's account.


                        Investors may also purchase Shares by arranging
                      systematic monthly, bi-monthly or quarterly investments into the Money Market Funds with HighMark's Automatic Investment Plan ("AIP"). The minimum initial investment referenced above still applies for each Fund. The minimum periodic investment amounts are $50 per monthly or bi-monthly transfer or $150 per quarterly transfer, and the minimum periodic investment per Fund is $25. The maximum amount with respect to any transfer is $100,000. After investors give the Group proper authorization, their bank accounts, which must be with banks which are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Group for every transaction, and a debit entry will appear on their bank statements.



                        To participate in AIP, investors must complete the
                      appropriate sections of the Account Registration form or the Automatic Investment/Withdrawal Plan form. These forms may be obtained by calling the Group at (800) 433-6884. The amount investors specify will automatically be invested in Shares at the Fund's net asset value per Share next determined after the debit is made.


                        To change the frequency or amount invested under AIP,
                      written instructions must be received by the Group at least 7 Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Group at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under HOW TO REDEEM SHARES below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Shares will be purchased).

                        Investors should check with their banks to determine
                      whether their banks are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Fund to investors for use of these services.


                        Certain entities (including The Bank of California and
                      its affiliates) may charge customers fees in conjunction with investments in a Fund, such as fees for administrative support services and/or fees for the purchase or redemption of the Fund's Shares through the customer's account pursuant to specific or preauthorized instructions. Information concerning these services and any charges can be obtained by the entity making the investment and this Prospectus should be read in conjunction with that information.



                        The Group reserves the right to reject any order for the
                      purchase of Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.


                        Shareholders will receive a confirmation of each new
                      transaction in the Shareholder's account. Confirmations of purchases and redemptions on behalf of customers of certain entities holding omnibus accounts (including certain accounts of The Bank of California or its affiliates) will be sent to the entity making the investment and Shareholders may rely on these statements in lieu of certificates. Certificates representing the Money Market Funds' Shares will not be issued.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      The Group & Its Shares, each of the Group's Funds issues two classes of Shares (Investor Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to each Fund's Investor Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.


                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of the Group which a Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Investor Shares for Investor Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Investor Shares exchanged. Shareholders may exchange their Investor Shares for Investor Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Investor Shares of a Money Market Fund for which no sales load was paid for Investor Shares of another HighMark Fund. Under such circumstances, the cost of the acquired

                      Investor Shares will be the net asset value per share plus the appropriate sales load. If Investor Shares of the Money Market Fund were acquired in a previous exchange involving Shares of a non-money market HighMark Fund, then such Shares of the Money Market Fund may be exchanged for Shares of the non-money market HighMark Fund without payment of any additional sales load within a twelve month period. In order to receive a reduced sales charge, the Shareholder must notify the Group that a sales charge was originally paid and provide sufficient information to permit confirmation of qualification.


                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged, plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including Participating Organizations
                      and The Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in a Money
                      Market Fund may do so by contacting the Group at (800) 433-6884 or by providing instructions to the Group (see TELEPHONE TRANSACTIONS). Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the Distributor or the Transfer Agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of the Group may legally be sold. The Group may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

HOW TO REDEEM
SHARES                  Shares may ordinarily be redeemed by mail, by telephone
                      or by HighMark's Automatic Withdrawal Plan ("AWP") described below. However, with respect to investments made on a customer's behalf by certain entities (including Participating Organizations and The Bank of California or its affiliates), all or part of the customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account with such entity. For example, if a customer has agreed to maintain a minimum balance with the entity, the customer may be required to redeem, or the entity may redeem on the customer's behalf, all or part of the customer's Shares to the extent necessary to maintain the required minimum balance.

                        A written request for redemption must be received by the
                      Group in order to constitute a valid request for redemption. The Group may require a signature guarantee by an Eligible Guarantor Institution, as defined above under HOW TO PURCHASE SHARES. The Group reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if both of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the Account Registration form.

                      Payments to Shareholders


                        A Shareholder may have the payment of redemption
                      requests sent electronically or mailed directly to a domestic commercial bank account previously designated on the Account Registration form. Redemption orders are effected at the net asset value per Share next determined after receipt of a valid request for redemption, as described above. Payment to Shareholders will be made within seven days after the Group receives the redemption order. However, to the greatest extent possible, the Group will attempt to honor requests from Shareholders for same day payments upon redemption of Shares if the request for redemption is received by the Group before 1:00 p.m., Eastern Time, on a Business Day or, if the request for redemption is received after 1:00 p.m., Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Group or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. A wire redemption request may be made by telephoning the Group, who will reduce the amount of the wire redemption payment by its wire redemption charge (presently $11.00). There is no charge for having payment of redemption requests mailed to a designated bank account. Shareholders may redeem Shares by telephone by calling the Group at (800) 433-6884 (see TELEPHONE TRANSACTIONS).


                        At various times, the Group may be requested to redeem
                      Shares for which it has not yet received good payment. In these circumstances, the Group may delay the forwarding of proceeds until payment has been collected for the purchase of the Shares, which may take up to 14 or more days. Shareholders may avoid the possibility of such a delay by making payment for Shares by wiring funds to the custodian. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities with a market value equal to the redemption price. In these cases, an investor may incur brokerage costs in converting the securities to cash.

                        Shareholders may also arrange to have systematic
                      monthly, bi-monthly or quarterly redemptions deposited into their bank accounts with AWP, provided that their bank accounts are with banks which are members of the Automated Clearing House. The minimum redemption amounts are $50 per monthly or bi-monthly transfer or $150 per quarterly transfer, and the maximum amount with respect to any transfer is $100,000. With proper Shareholder authorization, the Group will redeem Shares equal to the dollar amount specified by the Shareholder at the net asset value next determined after the credit is made.

                        To participate in AWP, Shareholders must complete the
                      appropriate sections of the Account Registration form or the Automatic Investment/Withdrawal Plan form. These forms may be obtained by calling the Group at (800) 433-6884. To change the frequency or amount withdrawn, instructions must be received by the Group at least 7 Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Group at least 20 Business Days in advance. In order to change a bank or bank account number, Shareholders also must have their signature guaranteed by an Eligible Guarantor Institution as more fully described above.

                        Shareholders should check with their banks to determine
                      whether their banks are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AWP are borne by the Funds and therefore there is no direct charge by a Fund to Shareholders for use of these services.

                        Due to the relatively high cost of handling small
                      investments, the Group reserves the right to redeem, at net asset value, Shares of a Money Market Fund if, because of redemptions, the Shareholder's account with respect to that Fund has a value of less than $250. Accordingly, an investor purchasing Shares of a Money Market Fund in only the minimum investment amount may be subject to involuntary redemption if he or she thereafter redeems Shares in that Fund. Before the Group exercises its right to redeem such Shares, the Shareholder will be given notice and allowed 60 days to make an additional investment to increase the value of the account to at least $250. For examples of when the Group may suspend the right of redemption or redeem Shares involuntarily, see ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Matters Affecting Redemption and VALUATION--Valuation of the Money Market Funds in the Statement of Additional Information.


TELEPHONE
TRANSACTIONS            As noted above, unless a Shareholder elects otherwise,
                      he or she has the privilege to effect purchases, exchanges or redemptions by telephone. A Shareholder risks possible losses from unauthorized exchanges or redemptions from the Shareholder's account. The Money Market Funds will employ procedures designed to provide reasonable assurance to confirm that instructions communicated by telephone are genuine, and if a Fund does not employ such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all telephone transactions, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a Shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address listed above under HOW TO PURCHASE SHARES.

DIVIDENDS               The net income of each Money Market Fund is declared
                      daily as a dividend to Shareholders of record at the close of business on the day of declaration. The net income attributable to a Fund's Investor Shares and the dividends payable on Investor Shares will be reduced by the distribution fee assessed against such Shares under the Distribution Plan (see SERVICE ARRANGEMENTS-- Administrator & Distributor--The Distribution Plan below).

                        Dividends with respect to each Money Market Fund are
                      paid monthly in additional full and fractional Shares of the Fund at net asset value as of the date of payment, unless the Shareholder elects to receive such dividends in cash as described below. Shareholders will automatically receive all income dividends and capital gains distributions (if any) paid in respect of a Fund's Shares in additional full and fractional Shares of the same class. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the Group at P.O. Box 7591, San Francisco, CA 94120, and such election (or revocation thereof) will become effective with respect to dividends having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash. Dividends are paid in cash not later than seven Business Days after a Shareholder's complete redemption of his or her Shares. Net realized capital gains, if any, are distributed at least annually to Shareholders of record.

TAXATION                Each Money Market Fund intends to qualify for treatment
                      as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income so that it is not required to pay federal taxes on these amounts. Because all of the net investment income of the Diversified Obligations Fund, the U.S. Government Obligations Fund and the 100% U.S. Treasury Obligations Fund is expected to be derived from interest, it is anticipated that no part of any distribution will be eligible for the federal dividends received deduction for corporations. The Money

                      Market Funds do not expect to realize any long-term capital gains and, therefore, do not foresee paying any "capital gains dividends" as described in the Code.


                        Shareholders will be subject to federal income tax with
                      respect to dividends paid by the Diversified Obligations Fund, the U.S. Government Obligations Fund and the 100% U.S. Treasury Obligations Fund (including any capital gains dividends). Dividends that are attributable to interest on U.S. Government obligations earned by the Funds may be exempt from state and local tax, and Shareholders should consult their own tax advisers to determine whether these dividends are eligible for the state and local tax exemption. Dividends (except to the extent attributable to gains) paid by the 100% U.S. Treasury Obligations Fund will be exempt from California and Oregon personal income taxes. The Group intends to advise Shareholders annually of the proportion of a Fund's dividends that consists of interest on U.S. Government obligations.


                        Exempt-interest dividends from the California Tax-Free
                      Fund and the Tax-Free Fund are excludable from gross income for federal income tax purposes. Such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. Shareholders are advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" or a "related person" to such user under the Code.

                        Under the Code, interest on indebtedness incurred or
                      continued by a Shareholder to purchase or carry Shares of the California Tax-Free Fund or the Tax-Free Fund is not deductible for federal income tax purposes to the extent the respective fund distributes exempt-interest dividends during the Shareholder's taxable year.

                        Under the Code, if a Shareholder sells a Share of the
                      California Tax-Free Fund or the Tax-Free Fund after holding it for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of any exempt-interest dividends that the Shareholder has received with respect to the Share that is sold.


                        The California Tax-Free Fund and the Tax-Free Fund may
                      at times purchase Municipal Securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the California Tax-Free Fund's or the Tax-Free Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.


                        To the extent dividends paid to Shareholders are derived
                      from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. A Shareholder should consult his or her tax adviser for special advice.


                        Under the Code, dividends attributable to interest on
                      certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax (except to the extent derived from interest on certain private activity bonds issued after August 7, 1986, which interest would already be included in alternative minimum taxable income as a specific item of tax preference). Shareholders of the California Tax-Free Fund and the Tax-Free Fund receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the California Tax-Free Fund and Tax-Free Fund).



                        If, at the close of each quarter of its taxable year,
                      the California Tax-Free Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's total assets consists of California Exempt-Interest Securities, then "California exempt interest dividends" attributable to these securities will be exempt from California personal income tax. A "California-exempt interest dividend" is any dividend distributed by the Fund not exceeding the interest received by the Fund on California Exempt-Interest Securities (less related expenses) and designated as such by written notice to Shareholders. For further details, see the Statement of Additional Information. Dividends received by Shareholders subject to California state franchise or corporate income tax may be taxed as ordinary dividends notwithstanding that all or a portion of such dividends are exempt from California personal income tax. Distributions other than "California-exempt interest dividends" by the Fund to California residents will be subject to California personal income tax, whether or not such dividends are reinvested.


                        Additional information regarding federal and California
                      taxes is contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting a Money Market Fund and its Shareholders. In addition, the foregoing discussion and the federal and California tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive. Shareholders will be advised at least annually as to the federal income tax status, and, in the case of Shareholders of the California

                      Tax-Free Fund, as to the California income tax status, of distributions made during the year.


SERVICE
ARRANGEMENTS          Investment Adviser

                        MERUS, a division of The Bank of California, serves as
                      the Money Market Funds' investment adviser. Subject to the general supervision of the Group's Board of Trustees, MERUS manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of a Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.


                        For the expenses assumed and services provided by MERUS
                      as each Fund's investment adviser, The Bank of California receives a fee from each Money Market Fund, computed daily and paid monthly, at the annual rate of forty one-hundredths of one percent (.40%) of the first $500 million of that Fund's average daily net assets, thirty-five one-hundredths of one percent (.35%) of the next $500 million of that Fund's average daily net assets, and thirty one-hundredths of one percent (.30%) of the Fund's remaining average daily net assets. The Bank of California may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that The Bank of California will choose to make such an agreement, any voluntary reductions in The Bank of California's advisory fee will lower such Money Market Fund's expenses, and thus increase such Fund's yield, effective yield and total return, during the period such voluntary reductions are in effect. During the Group's fiscal year ended July 31, 1995, The Bank of California received investment advisory fees aggregating 0.40% of the Diversified Obligations Fund's average daily net assets, 0.40% of the U.S. Government Obligations Fund's average daily net assets, 0.40% of the 100% U.S. Treasury Obligations Fund's average daily net assets, 0.18% of the California Tax-Free Fund's daily net assets and 0.33% of the Tax-Free Fund's average daily net assets.



                        Incorporated in 1864, The Bank of California was the
                      first incorporated banking institution in the West. The Bank of California offers a wide range of banking services to its clients in California, Oregon and Washington and around the world. As of September 30, 1995, The Bank of California and its subsidiaries had approximately $7.9 billion in commercial assets. MERUS is a division of The Bank of California's Trust and Investment Management Group, which manages approximately $6.8 billion of The Bank of California's trust assets. MERUS, with a team of approximately 30 stock and bond research analysts, portfolio managers, and traders, has been providing investment management services to individuals, institutions, and large corporations since 1917.

                        The Mitsubishi Bank, Limited, of Tokyo, Japan, directly
                      or indirectly owns all of the outstanding shares of the Bank. The Mitsubishi Bank, Limited and The Bank of Tokyo, Ltd. have announced their intention to merge. The resulting entity will be named The Bank of Tokyo-- Mitsubishi, Ltd. The directors and shareholders of the respective organizations have approved the proposed merger in principle.

                        The Bank of Tokyo, Ltd. and The Mitsubishi Bank, Limited
                      announced they had reached a basic understanding concerning the merger of their respective subsidiary banks in California, Union Bank and The Bank of California. The merger has been approved by the Boards of Directors of Union Bank and The Bank of California, and will be finalized after obtaining the required shareholders' and regulatory approvals. The name of the combined California bank will be Union Bank of California.



                        The target date of both the above-described mergers is
                      April 1, 1996.



                        One or more of the foregoing transactions may constitute
                      an "assignment" of the existing investment advisory agreements between the Group and MERUS. In the event they do constitute such an "assignment" under the 1940 Act, the "assignment" will result in the automatic termination of the investment advisory agreements, effective at the time of the transaction. Prior to the transactions, shareholders of each Fund will be asked to approve a new investment advisory agreement between that Fund and Union Bank of California (or a registered investment adviser affiliate), to take effect at the time of the transactions. A proxy statement describing the terms of the new agreements will be sent to shareholders of the Group prior to their being asked to vote on the new agreements.


                      Administrator & Distributor


                        BISYS Fund Services Limited Partnership ("BISYS Fund
                      Services") is the administrator and distributor of the Money Market Funds. BISYS Fund Services is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing, and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Pursuant to a separate agreement with BISYS Fund Services, The Bank of California performs sub-administration services on behalf of each Fund, for which it receives compensation from BISYS Fund Services. A description of the services performed by The Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.



                        As administrator, BISYS Fund Services generally assists
                      in all aspects of each Fund's administration and operation. For the expenses assumed and services provided as administrator, BISYS Fund Services receives a fee from each Money Market Fund, computed daily and paid periodically, at an annual rate of twenty one-hundredths of one percent (0.20%) of that Fund's average daily net assets. BISYS Fund Services may from time to time agree to reduce voluntarily its administration fee.

                        While there can be no assurance that BISYS Fund Services
                      will choose to make such an agreement, any voluntary reductions in BISYS Fund Services's administration fee will lower such Money Market Fund's expenses, and thus increase such Fund's yield and total return, during the period such voluntary reductions are in effect. During the Group's fiscal year ended July 31, 1995, BISYS Fund Services received administration fees aggregating 0.20% of the U.S. Government Obligations Fund's average daily net assets, 0.20% of the Diversified Obligations Fund's average daily net assets, 0.20% of the 100% U.S. Treasury Obligations Fund's average daily net assets, 0.15% of the California Tax-Free Fund's average daily net assets and 0.10% of the Tax-Free Fund's average daily net assets.



                        The Group has adopted a Shareholder Services Plan
                      permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers or account holders. Each Fund has entered into a specific arrangement with BISYS Fund Services for the provision of such services by BISYS Fund Services, and reimburses BISYS Fund Services for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of the Fund's average daily net assets.


                      The Distribution Plan


                        Pursuant to the Group's Distribution Plan, each Money
                      Market Fund pays the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to the Fund's Investor Shares. Fiduciary Shares are not subject to the Distribution Plan or a distribution fee.



                        The Distributor may use the distribution fee applicable
                      to a Fund's Investor Shares to provide distribution assistance with respect to the sale of the Fund's Investor Shares or to provide Shareholder services to the holders of the Fund's Investor Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Investor Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning a Fund's Investor Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plan will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include The Bank of California, its subsidiaries, and its affiliates.


                        Participating Organizations may charge customers fees in
                      connection with investments in a Money Market Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

                        The distribution fee under the Distribution Plan will be
                      payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. The Distributor may from time to time voluntarily reduce its distribution fee with respect to a Money Market Fund in significant amounts for substantial periods of time pursuant to an agreement with the Group. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fee will lower such Money Market Fund's expenses, and thus increase such Fund's yield, during the period such voluntary reductions are in effect. In addition, the Distributor and the Participating Organizations have agreed to voluntarily reduce payments to be received pursuant to the Distribution Plan with respect to a Money Market Fund to the extent necessary to ensure that such payments do not exceed the income attributable to such Fund's Investor Shares on any day.

                      Banking Laws


                        The Bank of California believes that MERUS may perform
                      the services for the Funds contemplated by its investment advisory agreement with the Group without a violation of applicable banking laws and regulations, and has so represented to the Group in the investment advisory agreement. The Bank of California also believes that it may perform sub-administration services on behalf of each Fund, for which it receives compensation from BISYS Fund Services without a violation of applicable banking laws and regulations and has so represented in the Servicing Agreement. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which The Bank of California or MERUS could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.


                      Transfer Agent, Custodian & Fund Accounting Services

                        BISYS Fund Services Ohio, Inc., 3435 Stelzer Road,
                      Columbus, OH 43219, serves as each Money Market Fund's transfer agent and also acts as each Fund's fund accountant. While BISYS Fund Services Ohio, Inc. is a distinct legal entity from BISYS Fund Services (the Group's administrator and distributor), BISYS Fund Services Ohio, Inc. is considered to be an affiliated person of BISYS Fund Services under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio, Inc. is owned by substantially the same persons that directly or indirectly own BISYS Fund Services.


                        Pursuant to an agreement with BISYS Fund Services Ohio,
                      Inc., The Bank of California provides sub-transfer agency services with respect to investments in each Fund's Shares through certain accounts maintained with The Bank of California and its affiliates, for which it receives compensation from BISYS Fund Services Ohio, Inc. The Bank of California also serves as each Fund's custodian.



                        Services performed by BISYS Fund Services Ohio, Inc. ,
                      as the Funds' transfer agent and fund accountant, and by The Bank of California, as the Funds' sub-transfer agent and custodian, as well as the basis of remuneration for such services are described in the Statement of Additional Information.


GENERAL
INFORMATION           Description of The Group & Its Shares


                        The Group was organized as a Massachusetts business
                      trust on March 10, 1987, and consists of 13 series of Shares, representing units of beneficial interest in the Group's Growth Fund, Income and Growth Fund, Income Equity Fund, Balanced Fund, Bond Fund, Government Bond Fund, Diversified Obligations Fund, U.S. Government Obligations Fund, 100% U.S. Treasury Obligations Fund, California Tax-Free Fund, Tax-Free Fund, Intermediate California Municipal Bond Fund and Intermediate Municipal Bond Fund. As of the date hereof, no shares of the Intermediate California Municipal Bond Fund or the

                      Intermediate Municipal Bond Fund had been offered for sale. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if the Group were liquidated, would receive the net assets attributable to that Fund. Shares are without par value.


                        As noted above, pursuant to an order received by the
                      Group from the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in each Fund, Shares of each of the Group's Funds have been divided into two classes, designated Investor Shares and Fiduciary Shares, for purposes of the Group's Distribution Plan and related distribution fee, which fee is applicable only to such Funds' Investor Shares. Investor Shares and Fiduciary Shares represent interests in the same portfolio of investments of a Fund and are identical in all respects except that Investor Shares bear the expense of the fee, if any, under the Distribution Plan, which will cause the Investor Shares to have a higher expense ratio and to pay lower dividends than those related to Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Distribution Plan.


                        The Group believes that as of November 1, 1995, Bank of
                      California (400 California Street, Post Office Box 45000, San Francisco, CA 94104) was the Shareholder of record of substantially all of each Money Market Fund's Fiduciary Shares.


                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of the Group will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when the Group's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Investor Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. The Group is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        The Group's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION-- Miscellaneous in the Statement of Additional Information.


                        Inquiries may be directed in writing to The HighMark
                      Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 433-6884.

                        THE HIGHMARK MONEY MARKET FUNDS

                            INVESTMENT PORTFOLIOS OF
                         THE HIGHMARK MUTUAL FUND GROUP
                   For further information (including current
                  yield, purchase and redemption information),
                              call (800) 433-6884


INVESTMENT ADVISER

MERUS Capital Management,
a division of The Bank of California, N.A.
400 California Street
Post Office Box 45000
San Francisco, CA 94104


CUSTODIAN



The Bank of California, N.A.



400 California Street



Post Office Box 45000



San Francisco, CA 94104


ADMINISTRATOR & DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray

One Franklin Square



1301 K Street, N.W., Suite 800 East



Washington, D.C. 20005


AUDITORS

Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402


NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



NOT FDIC INSURED

                                    HIGHMARK
                               MUTUAL FUND GROUP


                               TRS-17254(R12/95)

                             CROSS REFERENCE SHEET

                           THE HIGHMARK EQUITY FUNDS

Form N-1A Part A Item                                   Prospectus Caption
---------------------                                   ------------------

1.  Cover Page.......................................   Cover Page

2.  Synopsis.........................................   Fee Table

3.  Condensed Financial Information..................   Per Share Income And
                                                        Capital Changes;
                                                        Performance Information

4.  General Description of Registrant................   Fund Description;
                                                        Investment Objective;
                                                        Investment Policies &
                                                        Fund Portfolio; General
                                                        Information--Description
                                                        of the Group & Its Shares

5.  Management of the Fund...........................   Service Arrangements

5A. Management's Discussion of Fund Performance......   Inapplicable

6.  Capital Stock and Other Securities...............   How to Purchase Shares;
                                                        Exchange Privileges; How
                                                        to Redeem Shares; Dividends;
                                                        Federal Taxation; Service
                                                        Arrangements--Administrator
                                                        & Distributor--The
                                                        Distribution Plan; General
                                                        Information--Description
                                                        of the Group & Its Shares;
                                                        General Information--
                                                        Miscellaneous

7.  Purchase of Securities Being Offered.............   Valuation of Shares; How
                                                        to Purchase Shares;
                                                        Exchange Privileges;
                                                        Service Arrangements--
                                                        Administrator &
                                                        Distributor--The
                                                        Distribution Plan

8.  Redemption or Repurchase.........................   How to Redeem Shares

9.  Pending Legal Proceedings........................   Inapplicable

                                    HIGHMARK
                               MUTUAL FUND GROUP

                                  EQUITY FUNDS
                               -----------------

                                 . GROWTH
                                 . INCOME & GROWTH
                                 . INCOME EQUITY
                                 . BALANCED


                               PROSPECTUS AS OF
                               DECEMBER 1, 1995

                               Not FDIC Insured

                                  THE HIGHMARK
                                  EQUITY FUNDS
                         . . . INVESTMENT PORTFOLIOS OF
                         THE HIGHMARK MUTUAL FUND GROUP

-  THE FUNDS
   The Growth Fund
   The Income and Growth Fund
   The Income Equity Fund
   The Balanced Fund

- THE GROWTH FUND focuses on earnings growth as its major source of long-term capital appreciation and invests primarily in common stocks (but may also invest in debt securities and preferred stocks that are convertible into common stocks) of growth-oriented companies.

   THE GROWTH FUND'S objective is to seek investments in equity securities that provide opportunity for long-term capital appreciation; the production of current income is an incidental objective.

- THE INCOME AND GROWTH FUND invests primarily in common stocks (but may also invest in preferred stocks and debt securities that are convertible into common stocks) of companies with market capitalization within the range of capitalization of companies included in the Standard and Poor's 500 Stock Index (the "S&P 500").

   THE INCOME AND GROWTH FUND'S objective is to seek current income above the average current income of companies included in the S&P 500 and to seek total return (dividends plus price appreciation) at least equal to that of the S&P 500 while maintaining lower price volatility than the S&P 500.


- THE INCOME EQUITY FUND invests primarily in the common stocks of U.S. corporations that regularly pay dividends (although there can be no assurance that dividends will continue to be paid) in an attempt to keep yield above the yield of the S&P 500 by approximately one-third to one-half the difference between the S&P 500's yield and the yield on long-term U.S. Government bonds.


   THE INCOME EQUITY FUND'S objective is to seek investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Fund will have a high current yield and a low level of price volatility; opportunity for long-term growth of asset value is a secondary consideration.

- THE BALANCED FUND invests in a combination of equity and fixed-income securities based on combined considerations of risk, income, capital enhancement and protection of capital value.

   THE BALANCED FUND'S objective is to seek total return with a secondary investment objective of conservation of capital.

-  EASY PURCHASE OR REDEMPTION BY TELEPHONE, MAIL OR WIRE

-  LIQUIDITY

-  MINIMUM INITIAL INVESTMENT ONLY $1,000 (a lower or no minimum may apply)

-  MINIMUM SUBSEQUENT INVESTMENT ONLY $100 (a lower or no minimum may apply)

-  PROFESSIONAL MANAGEMENT

-  RECORDKEEPING AND SAFEKEEPING OF SECURITIES

- INVESTMENT ADVISER--MERUS Capital Management, a division of The Bank of California, N.A.

                                                    not a part of the prospectus

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PROSPECTUS



                                                             DECEMBER 1, 1995


THE HighMark EQUITY FUNDS
                      ------------------------------------

  THE HIGHMARK EQUITY FUNDS (the "Equity Funds") consist of The HighMark Growth Fund, The HighMark Income and Growth Fund, The HighMark Income Equity Fund and The HighMark Balanced Fund. Each Fund is an investment portfolio of The HighMark Group (the "Group"), a diversified, open-end management investment company.

  THE HIGHMARK GROWTH FUND (the "Growth Fund")--The investment objective of the Growth Fund is to seek investments in equity securities that provide opportunity for long-term capital appreciation. The production of current income is an incidental objective.

  The Growth Fund focuses on earnings growth as its major source of long-term capital appreciation. Investments will be made primarily in common stocks (but may also be made in debt securities and preferred stocks that are convertible into common stocks) of growth-oriented companies.

  THE HIGHMARK INCOME AND GROWTH FUND (the "Income and Growth Fund")--The investment objective of the Income and Growth Fund is to seek current income above the average current income of companies included in the S&P 500 and to seek total return (dividends plus price appreciation) at least equal to that of the S&P 500 while maintaining lower price volatility than the S&P 500.

  The Income and Growth Fund invests primarily in common stocks of companies with market capitalization within the range of capitalization of companies included in the S&P 500.

  THE HIGHMARK INCOME EQUITY FUND (the "Income Equity Fund")--The investment objective of the Income Equity Fund is to seek investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Fund will have a high current yield and a low level of price volatility. Opportunity for long-term growth of asset value is a secondary consideration.


  The Income Equity Fund invests primarily in common stocks of U.S. corporations that regularly pay dividends, although there can be no assurance that a corporation will continue to pay dividends. Investments will be made in an attempt to keep the Income Equity Fund's yield above the S&P 500's yield by approximately one-third to one-half the difference between the S&P 500's yield and the yield on long-term U.S. Government bonds.


  THE HIGHMARK BALANCED FUND (the "Balanced Fund")--The primary investment objective of the Balanced Fund is to seek total return. Conservation of capital is a secondary objective.

  The Balanced Fund invests in a combination of equity and fixed-income securities based on combined considerations of risk, income, capital enhancement and protection of capital value.

  Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, The Bank of California, N.A. or any of its affiliates, and Shares are not federally insured by the Federal Deposit Insurance Corporation or any other government agency. Investments in Shares involve the risk of a possible loss of principal.

                                                        (continued on next page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
         PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
            CRIMINAL OFFENSE.

                      ------------------------------------

(continued from previous page)

                 The Investment Adviser to the Equity Funds is:

      MERUS Capital Management, a division of The Bank of California, N.A.

  The Equity Funds are 4 of 13 separate investment portfolios offered by the Group, which include:

                       The HighMark Growth Fund
                       The HighMark Income and Growth Fund
                       The HighMark Income Equity Fund
                       The HighMark Balanced Fund
                       The HighMark Bond Fund
                       The HighMark Government Bond Fund
                       The HighMark Diversified Obligations Fund
                       The HighMark U.S. Government Obligations Fund
                       The HighMark 100% U.S. Treasury Obligations Fund
                       The HighMark California Tax-Free Fund
                       The HighMark Tax-Free Fund
                       The Highmark Intermediate California Municipal Bond Fund The Highmark Intermediate Municipal Bond Fund


  As of the date hereof, the HighMark Intermediate California Municipal Bond Fund and the Intermediate Municipal Bond Fund have not yet commenced operations.


  Each Equity Fund has been divided into two classes of Shares ("Investor" Shares and "Fiduciary" Shares) for purposes of a sales charge and the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"). Investor and Fiduciary Shares of a particular Fund represent interests in the same portfolio of investments and are identical in all respects except that Investor Shares pay a sales charge upon purchase and bear the expense of the fee under the Distribution Plan, which will cause the Investor Shares to have a higher expense ratio (and possibly a lower net asset value) and to pay lower dividends than those related to Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Distribution Plan. Investor Shares are generally sold subject to a sales charge at the time of purchase. There is no sales charge on Fiduciary Shares. Only the following investors qualify to purchase an Equity Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with The Bank of California or its affiliates; (ii) Select IRA accounts established with The Bank of California and invested in any of the Group's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of the Group's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers, and employees (and their spouses and children under the age of 21) of The Bank of California, BISYS Fund Services or their affiliated companies, whether or not investments are made through an employee benefit plan on such person's behalf.

                                                        (continued on next page)

(continued from previous page)

All other investors are eligible to purchase Investor Shares only. For information concerning those investors who qualify to purchase Investor and Fiduciary Shares, sales charges and the operation of the Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS--Administrator &
Distributor--The Distribution Plan in the Prospectus.


  This Prospectus relates only to the Equity Funds. Interested persons who wish to obtain a prospectus for the other Funds of the Group may contact the distributor: BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, or call the Funds at (800) 433-6884.

  Additional information about the Equity Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission and is available upon request without charge by writing or calling the Funds at the above address and telephone number. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

  This Prospectus sets forth concisely the information about the Equity Funds that a prospective investor ought to know before investing. Please read this Prospectus and retain it for future reference.


                                      TABLE OF CONTENTS
                                                                                         PAGE
                                                                                         ----
Equity Funds Fee Table.................................................................    4
Financial Highlights...................................................................    6
Fund Description.......................................................................   12
Performance Information................................................................   12
Investment Objective...................................................................   13
Investment Policies & Fund Portfolios..................................................   14
Valuation of Shares....................................................................   20
How to Purchase Shares.................................................................   20
Exchange Privileges....................................................................   28
How to Redeem Shares...................................................................   30
Telephone Transactions.................................................................   32
Dividends..............................................................................   32
Federal Taxation.......................................................................   32
Service Arrangements...................................................................   33
General Information....................................................................   38

                             EQUITY FUNDS FEE TABLE



                                                                    INCOME AND               INCOME
                                            GROWTH FUND            GROWTH FUND            EQUITY FUND           BALANCED FUND
                                        --------------------   --------------------   --------------------   --------------------
                                        INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY
                                         SHARES     SHARES      SHARES     SHARES      SHARES     SHARES      SHARES     SHARES
                                        --------   ---------   --------   ---------   --------   ---------   --------   ---------
SHAREHOLDER TRANSACTION EXPENSES(A)
    Maximum Sales Load Imposed on          4.50%         0%       4.50%         0%       4.50%         0%       4.50%         0%
      Purchases (as a percentage
      of offering price)..............
    Maximum Sales Load Imposed on             0%         0%          0%         0%          0%         0%          0%         0%
      Reinvested Dividends (as a
      percentage of offering price)...
    Deferred Sales Load (as a                 0%         0%          0%         0%          0%         0%          0%         0%
      percentage of original purchase
      price or redemption proceeds, as
      applicable).....................
    Redemption Fees (as a percentage          0%         0%          0%         0%          0%         0%          0%         0%
      of amount redeemed, if
      applicable)(b)..................
    Exchange Fee(c)...................   $    0      $   0      $    0      $   0      $    0      $   0      $    0      $   0
ANNUAL OPERATING EXPENSES
  (as a percentage of net assets)
    Management Fees (after voluntary       0.62%      0.62%          0%         0%       0.70%      0.70%       0.63%      0.63%
      reduction)(d)...................
    12b-1 Fees (after voluntary               0%(e)       0%         0%(e)       0%      0.15%(e)       0%         0%(e)       0%
      reduction)......................
    Other Expenses (after voluntary        0.37%      0.37%       0.97%      0.97%       0.39%      0.39%       0.35%      0.35%
      reduction)(f)...................
                                          -----      -----       -----      -----       -----      -----       -----      -----
    Total Fund Operating                   0.99%      0.99%       0.97%      0.97%       1.24%      1.09%       0.98%      0.98%
      Expenses(g).....................
                                          =====      =====       =====      =====       =====      =====       =====      =====


Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.


                                                                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                                             ------     -------     -------     --------
Growth Fund
  Investor Shares..........................................................   $ 55        $75        $  97        $161
  Fiduciary Shares.........................................................   $ 10        $32        $  55        $121
Income and Growth Fund
  Investor Shares..........................................................   $ 54        $75        $  96        $159
  Fiduciary Shares.........................................................   $ 10        $31        $  54        $119
Income Equity Fund
  Investor Shares..........................................................   $ 57        $83        $ 110        $188
  Fiduciary Shares.........................................................   $ 11        $35        $  60        $133
Balanced Fund
  Investor Shares..........................................................   $ 55        $75        $  97        $160
  Fiduciary Shares.........................................................   $ 10        $31        $  54        $120

  The purpose of the tables above is to assist an investor in the Equity Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  Long-term shareholders of Investor Shares may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by rules of the National Association of Securities Dealers, Inc.
---------
(a) Certain entities (including The Bank of California and its affiliates) making investments in the Equity Funds on behalf of their customers may charge customers fees for services provided in connection with the investment. (See HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan below.)
(b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See HOW TO REDEEM SHARES--Payments to Shareholders below.)
(c) Certain entities (including The Bank of California and its affiliates) may charge their customers fees with respect to exchanges effected on the customer's behalf. (See EXCHANGE PRIVILEGES and SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan below.)
(d) As indicated under SERVICE ARRANGEMENTS--Investment Adviser below, The Bank of California may voluntarily reduce its advisory fee. Absent the voluntary reduction of investment advisory fees, MANAGEMENT FEES would be at an annual rate of 1.00% of the first $40 million of each Fund's average daily net assets and 0.60% of the Fund's remaining average daily net assets.

(e) Reflects Rule 12b-1 fees for fiscal 1995. The maximum annual rate of distribution fees that may be imposed as a percentage of average daily net assets attributable to a Fund's Investor Shares would be 0.25%. (See SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan below.)



(f) OTHER EXPENSES are based on that Fund's estimated expenses for the current fiscal year. As indicated under SERVICE ARRANGEMENTS--Administrator & Distributor below, BISYS Fund Services may voluntarily reduce its administration fee. Absent the voluntary reduction of administration fees, OTHER EXPENSES as a percentage of average daily net assets would be 1.17% for each of the Investor and Fiduciary Shares of the Income and Growth Fund.

(g) Absent voluntary fee waivers, TOTAL FUND OPERATING EXPENSES would be: 1.86% for the Investor Shares and 1.61% for the Fiduciary Shares of the Growth Fund, 2.66% for the Investor Shares and 2.41% for the Fiduciary Shares of the Income and Growth Fund, 1.43% for the Investor Shares and 1.33% for the Fiduciary Shares of the Income Equity Fund, and 1.84% for the Investor Shares and 1.59% for the Fiduciary Shares of the Balanced Fund.


                              FINANCIAL HIGHLIGHTS


  The tables below set forth certain financial information with respect to the Shares of each Equity Fund. Financial highlights for each Fund for the periods ended July 31, 1995 have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for The HighMark Group, whose report thereon is included in the Statement of Additional Information. Financial highlights for the Income Equity Fund for the periods indicated have been derived from financial statements audited by Coopers & Lybrand L.L.P. Financial highlights for the Income Equity Fund for the years ended December 31, 1987, 1986, 1985, and for the period ended December 31, 1984 have been derived from financial statements examined by other auditors whose report thereon is on file with the Securities and Exchange Commission. Financial highlights for the Income Equity Fund for the period from January 1, 1988 through June 22, 1988 are derived from unaudited financial statements prepared by The HighMark Group. For fiscal 1996, Deloitte & Touche LLP will replace Coopers & Lybrand L.L.P. as the Group's auditors.

  Prior to June 20, 1994, each Equity Fund offered a single class of shares (now designated Fiduciary Shares) throughout the periods shown.


                                                                 INCOME EQUITY FUND
                                                                FINANCIAL HIGHLIGHTS
                     -----------------------------------------------------------------------------------------------------------
                                                                                                                          JULY
                            YEAR           JUNE 20,      YEAR                                                              23,
                            ENDED          1994 TO      ENDED                                                             1988
                          JULY 31,         JULY 31,    JULY 31,                      YEAR ENDED JULY 31                    TO
                            1995          1994(A)(B)  1994(B)(D)     -------------------------------------------------    JULY
                     -------------------  ----------  ----------                                                           31,
                     INVESTOR  FIDUCIARY   INVESTOR   FIDUCIARY        1993      1992      1991      1990       1989     1988(e)
                     --------  ---------  ----------  ----------     --------   -------   -------   -------    -------   -------
Net Asset Value,      $11.92   $  11.92     $11.85     $  12.13      $  11.42   $ 10.22   $ 10.46   $ 12.12    $ 10.00   $ 10.00
 Beginning of
 Period.............
                      ------   --------   --------     --------      --------   --------  --------  --------   --------  --------
Investment
 Activities
 Net investment         0.42       0.44       0.04         0.39          0.38      0.40      0.46      0.54       0.49      0.03
   income...........
 Net realized and       1.55       1.50       0.08         0.12          0.71      1.20      0.61     (0.62)      2.22
   unrealized gains
   (losses) on
   investments......
                      ------   --------   --------     --------      --------   --------  --------  --------   --------  --------
     Total from         1.97       1.94       0.12         0.51          1.09      1.60      1.07     (0.08)      2.71      0.03
       investment
       Activities...
                      ------   --------   --------     --------      --------   --------  --------  --------   --------  --------
Distributions
 Net investment        (0.44)     (0.44 )    (0.05)       (0.39)        (0.38)    (0.40)    (0.46)    (0.54)     (0.49)    (0.03)
   income...........
 Net realized          (0.42)     (0.42 )                 (0.33)                            (0.85)    (1.04)     (0.10)
   gains............
                      ------   --------   --------     --------      --------   --------  --------  --------   --------  --------
   Total               (0.86)     (0.86 )    (0.05)       (0.72)        (0.38)    (0.40)    (1.31)    (1.58)     (0.59)    (0.03)
    Distributions...
                      ------   --------   --------     --------      --------   --------  --------  --------   --------  --------
Net Asset Value, End  $13.03   $  13.00     $11.92     $  11.92      $  12.13   $ 11.42   $ 10.22   $ 10.46    $ 12.12   $ 10.00
 of Period..........
                      ======   ========   ========     ========      ========   ========  ========  ========   ========  ========
Total Return........   17.52%     17.26%      4.23%        4.23%(c)      9.75%    16.04%    12.60%    (0.84)%    28.16%     1.31%(f)
Ratios/Supplementary
 Data:
 Net Assets at end    $3,881   $221,325     $   24     $213,328      $104,840   $74,478   $49,047   $41,280    $40,027   $30,495
   of period
   (000)............
 Ratio of expenses      1.06%      1.06%      1.10%(d)      1.06%        1.15%     1.16%     1.17%     1.15%      1.19%     0.99%(d)
   to average net
   assets...........
 Ratio of net           3.06%      3.59%      0.93%(d)      3.29%        3.27%     3.76%     4.81%     4.82%      4.61%     2.56%(d)
   investment income
   to average net
   assets...........
 Ratio of expenses      1.55%      1.30%      1.33%(d)      1.10%        1.21%     1.29%     1.40%     1.41%      1.41%     1.41%(d)
   to average net
   assets*..........
 Ratio of net           2.57%      3.34%      0.71%(d)      3.24%        3.22%     3.64%     4.58%     4.56%      4.39%     2.14%(d)
   investment income
   to average net
   assets*..........
Portfolio              36.64%     36.64%     33.82%       33.82%        29.58%    23.05%    33.10%    37.11%     28.83%     3.12%
 turnover...........


---------
(a)  Period from commencement of operations.
(b) On June 20, 1994, the Income Equity Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.
(c) Represents total return for the Fiduciary Shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.
(d)  Annualized.
(e) The Income Equity Fund commenced operations on June 23, 1988 as a result of the reorganization involving the Income Equity Portfolio of the IRA collective Investment Fund described under GENERAL INFORMATION--Reorganization of The IRA Fund & The Group.

(f)  Not annualized.



 * During the period the investment advisory and administration fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      PER SHARE INCOME AND CAPITAL CHANGES
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS)

           THE IRA COLLECTIVE INVESTMENT FUND INCOME EQUITY PORTFOLIO


                                                               PERIOD FROM
                                                               JANUARY 1,      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              1988 THROUGH    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              JUNE 22, 1988       1987           1986           1985
                                                               (UNAUDITED)     (AUDITED)      (AUDITED)      (AUDITED)
                                                              -------------   ------------   ------------   ------------
Investment income...........................................   $     0.440     $    0.927     $    0.944      $  0.907
Operating expenses..........................................         0.102          0.185(g)       0.154(g)      0.097(g)
                                                                ----------     ----------     ----------    ----------
Net investment income.......................................         0.338          0.742          0.790         0.810
Dividends from net investment income........................        (0.338)        (0.742)        (0.790)       (0.810)
Net realized and unrealized gain (loss) on investments......         1.884         (0.564)         1.934         2.220
                                                                ----------     ----------     ----------    ----------
Increase (decrease) in net asset value......................         1.884         (0.564)         1.934         2.220
Net Asset Value:
 Beginning of period........................................        14.059         14.623         12.689        10.469
                                                                ----------     ----------     ----------    ----------
 End of period..............................................   $    15.943     $   14.059     $   14.623      $ 12.689
                                                                ==========     ==========     ==========    ==========
Ratio of expenses to average net assets(c)(d)...............          1.41%          1.12%          0.97%         0.80%
Ratio of net investment income to average net assets(c).....          5.45%          4.50%          4.96%         6.71%
Portfolio turnover..........................................          5.83%         20.88%         12.07%         5.06%
Number of Shares/units outstanding at end of period.........     1,940,573      1,978,920      1,416,327       556,854


---------

(g)The expenses shown are not representative of expenses actually incurred by the Income Equity Portfolio through May 31, 1987. During mid-May 1985, The Bank of California, N.A., investment adviser to the Income Equity Portfolio, commenced charging its management fee, and commencing June 1, 1987, operating expenses were charged to the Income Equity Portfolio. Had the maximum allowable operating expenses and management fees been paid by the Income Equity Portfolio for the entire period pursuant to the Management Agreement between the Income Equity Portfolio and The Bank of California, N.A., the per unit expenses and net investment income would have been as follows:



                                                               JANUARY 1,      YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              1988 THROUGH    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                              JUNE 22, 1988       1987           1986           1985
                                                               (UNAUDITED)     (AUDITED)      (AUDITED)      (AUDITED)
                                                              -------------   ------------   ------------   ------------
    Expenses................................................     $ 0.257        $  0.260       $  0.248       $  0.222
    Net investment income...................................       0.183           0.612          0.557          0.612
    Net asset value, end of year............................      15.943          14.059         14.623         12.689
    Expenses as a percentage of average net assets..........        2.00%(h)        1.67%          2.00%          2.00%



(h)Annualized based on the period for which assets were held.

                                                                               BALANCED FUND
                                                                            FINANCIAL HIGHLIGHTS
                                                           ------------------------------------------------------
                                                                    YEAR              JUNE 20,       NOVEMBER 14,
                                                                   ENDED              1994 TO          1993 TO
                                                                  JULY 31,            JULY 31,         JULY 31,
                                                                    1995              1994(A)          1994(A)
                                                           ----------------------     --------       ------------
                                                           INVESTOR     FIDUCIARY     INVESTOR        FIDUCIARY
                                                           --------     ---------     --------       ------------
Net Asset Value, Beginning of Period.....................   $  9.71      $   9.76      $ 9.71          $  10.00
                                                            -------       -------     -------           -------
Investment Activities
  Net investment income..................................      0.43          0.39                          0.26
  Net realized and unrealized gains (losses) on
    investments..........................................      1.04          1.09        0.06             (0.24)
                                                            -------       -------     -------           -------
    Total from Investment Activities.....................      1.47          1.48        0.06              0.02
                                                            -------       -------     -------           -------
Distributions
  Net investment income..................................     (0.39)        (0.39)      (0.06)            (0.26)
                                                            -------       -------     -------           -------
    Total Distributions..................................     (0.39)        (0.39)      (0.06)            (0.26)
                                                            -------       -------     -------           -------
Net Asset Value, End of Period...........................   $ 10.79      $  10.85      $ 9.71          $   9.76
                                                            =======       =======     =======           =======
Total Return.............................................     15.60%        15.62%      (0.25)%(b)(d)       0.26%(d)
Ratios/Supplementary Data:
  Net Assets at end of period (000)......................   $   467      $ 29,961                      $ 25,851
  Ratio of expenses to average net assets................      0.90%         0.89%                         0.87%(c)
  Ratio of net investment income to average net assets...      3.78%         3.93%                         3.77%(c)
  Ratio of expenses to average net assets*...............      2.05%         1.80%                         1.79%(c)
  Ratio of net investment income to average net
    assets*..............................................      2.63%         3.02%                         2.85%(c)
Portfolio turnover.......................................     20.70%        20.70%      44.14%            44.14%

                                                                               GROWTH FUND
                                                                           FINANCIAL HIGHLIGHTS
                                                         --------------------------------------------------------
                                                                  YEAR              JUNE 20,         NOVEMBER 18,
                                                                 ENDED              1994 TO            1993 TO
                                                                JULY 31,            JULY 31,           JULY 31,
                                                                  1995              1994(A)            1994(A)
                                                         ----------------------     --------         ------------
                                                         INVESTOR     FIDUCIARY     INVESTOR          FIDUCIARY
                                                         --------     ---------     --------         ------------
Net Asset Value, Beginning of Period...................   $ 9.77       $  9.76      $   9.74           $  10.00


                                                          ------        ------      --------         -----------
Investment Activities
  Net investment income................................     0.15          0.15                             0.05
  Net realized and unrealized gains (losses) on
    investments........................................     2.25          2.26          0.04              (0.24)


                                                          ------        ------      --------         -----------
    Total from Investment Activities...................     2.40          2.41          0.04              (0.19)


                                                          ------        ------      --------         -----------
Distributions
  Net investment income................................    (0.15)        (0.15)        (0.01)             (0.05)
  Net realized gains...................................    (0.15)        (0.15)


                                                          ------        ------      --------         -----------
    Total Distributions................................    (0.30)        (0.30)        (0.01)             (0.05)


                                                          ------        ------      --------         -----------
Net Asset Value, End of Period.........................   $11.87       $ 11.87      $   9.77           $   9.76
                                                          ======        ======      ==========       ==========
Total Return...........................................    25.10%        25.23%        (1.77)%(b)(d)      (1.87)%(d)
Ratios/Supplementary Data:
  Net Assets at end of period (000)....................   $1,218       $25,096                         $ 15,254
  Ratio of expenses to average net assets..............      .84%          .79%                            0.77%(c)
  Ratio of net investment income to average net
    assets.............................................     1.17%         1.40%                            0.86%(c)
  Ratio of expenses to average net assets*.............     2.11%         1.92%                            2.61%(c)
  Ratio of net investment income to average net
      assets*..........................................     (.10)%         .26%                           (0.98)%(c)
Portfolio turnover.....................................    67.91%        67.91%       123.26%            123.26%

                                                                             INCOME & GROWTH FUND
                                                                             FINANCIAL HIGHLIGHTS
                                                               -------------------------------------------------
                                                                                                      NOVEMBER
                                                                       YEAR           JUNE 20,           18,
                                                                      ENDED           1994 TO          1993 TO
                                                                     JULY 31,         JULY 31,        JULY 31,
                                                                       1995           1994(A)          1994(A)
                                                               --------------------   --------       -----------
                                                               INVESTOR   FIDUCIARY   INVESTOR        FIDUCIARY
                                                               --------   ---------   --------       -----------
Net Asset Value, Beginning of Period.........................   $ 9.97        9.96     $ 9.86          $ 10.00
                                                               -------     -------    -------          -------
Investment Activities
  Net investment income......................................     0.27        0.25                        0.20
  Net realized and unrealized gains (losses) on
    investments..............................................     1.76        1.78       0.14            (0.04)
                                                               -------     -------    -------          -------
    Total from Investment Activities.........................     2.03        2.03       0.14             0.16
                                                               -------     -------    -------          -------
Distributions
  Net investment income......................................    (0.25)      (0.25)     (0.03)           (0.20)
  Net realized gains.........................................       --          --
                                                               -------     -------    -------          -------
    Total Distributions......................................    (0.25)      (0.25)     (0.03)           (0.20)
                                                               -------     -------    -------          -------
Net Asset Value, End of Period...............................   $11.75     $ 11.74     $ 9.97          $  9.96
                                                               =======     =======    =======          =======
Total Return.................................................    20.67%      20.68%      1.73%(b)(d)      1.63%(d)
Ratios/Supplementary Data:
  Net Assets at end of period (000)..........................   $  215     $ 6,669                     $ 4,771
  Ratio of expenses to average net assets....................     0.97%       0.97%      0.88%(c)         0.95%(c)
  Ratio of net investment income to average net assets.......     2.23%       2.37%      0.88%(c)         2.86%(c)
  Ratio of expenses to average net assets*...................     2.66%       2.41%      0.88%(c)         3.27%(c)
  Ratio of net investment income to average net assets*......     0.54%       0.93%      0.88%(c)         0.54%(c)
Portfolio turnover...........................................    15.01%      15.01%     97.24%           97.24%


---------

(a) Period from commencement of operations. On June 20, 1994, the Balanced Fund, Growth Fund and Income & Growth Fund each commenced offering Investor Shares and designated existing shares as Fiduciary Shares.


(b)Represents total returns for the Fiduciary Shares from commencement of operations to June 19, 1994, plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.


(c) Annualized.


(d) Not annualized.


  * During the period, the investment advisory, administration and custodian fees were voluntarily reduced. In addition, certain expenses were reimbursed by the administrator. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

FUND
DESCRIPTION             The HighMark Equity Funds (the "Equity Funds") are 4 of
                      13 separate investment portfolios ("Funds") of The HighMark Group (the "Group"), a diversified, open-end management investment company. MERUS Capital Management, a division of The Bank of California, N.A. ("MERUS"), serves as the Equity Funds' investment adviser.

                        Each Equity Fund has been divided into two classes of
                      Shares (Investor Shares and Fiduciary Shares) for purposes of a sales charge and the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"). Investor and Fiduciary Shares of a particular Fund represent interests in the same portfolio of investments and are identical in all respects except that Investor Shares pay a sales charge upon purchase and bear the expense of the fee under the Distribution Plan, which will cause the Investor Shares to have a higher expense ratio (and possibly a lower net asset value) and to pay lower dividends than those related to Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Distribution Plan. Investor Shares are generally sold subject to a sales charge at the time of purchase. There is no sales charge on Fiduciary Shares. For information concerning those investors who qualify to purchase Investor and Fiduciary Shares, sales charges and the operation of the Group's Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan below. (Investor Shares and Fiduciary Shares collectively may be hereinafter referred to as "Shares.")

                        The net asset value per Share of each of the Equity
                      Funds will fluctuate as the value of the investment portfolio changes in response to changing market prices and other factors.

PERFORMANCE
INFORMATION             From time to time, the Group may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Investor and Fiduciary Shares of each Equity Fund. Performance information is computed separately for a Fund's Investor and Fiduciary Shares in accordance with the formulas described below. Because only Investor Shares bear the expense of the fee, if any, under the Distribution Plan and a sales charge, total return and yield relating to a Fund's Investor Shares will be lower than that relating to the Fund's Fiduciary Shares.

                        The aggregate total return and average annual total
                      return of the Equity Funds may be quoted for the life of each Fund and for ten-year, five-year and one-year periods, in each case through the most recent calendar quarter (utilizing, when appropriate, in the case of the Income Equity Fund, the aggregate total return and average annual total return of the IRA Fund Income Equity Portfolio prior to June 23, 1988). Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in a Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.

                        The yield of a Fund is determined by annualizing the net
                      investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.

                        The distribution rate of a Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

                        All performance information presented for a Fund is
                      based on past performance and does not predict future performance.

INVESTMENT
OBJECTIVE               The investment objective of the Growth Fund is to invest
                      in equity securities which provide opportunity for long-term capital appreciation. The production of current income is an incidental objective.

                        The investment objective of the Income and Growth Fund
                      is to seek current income above the average current income of companies included in the Standard & Poor's 500 Index (the "S&P 500") and to seek total return (dividends plus price appreciation) at least equal to that of the S&P 500 while maintaining lower price volatility than the S&P 500.

                        The investment objective of the Income Equity Fund is to
                      seek investments in equity securities that provide current income through the regular payment of dividends, with the goal that the Income Equity Fund will have a high current yield and a low level of price volatility. Opportunity for long-term growth of asset value is a secondary consideration.

                        The primary investment objective of the Balanced Fund is
                      to seek total return. Conservation of capital is a secondary consideration.

                        The investment objectives for the Growth Fund, the
                      Income and Growth Fund, the Income Equity Fund and the Balanced Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund

                      (as defined under GENERAL INFORMATION--Miscellaneous below). There can be, of course, no assurance that a Fund will achieve its investment objective.

INVESTMENT
POLICIES & FUND
PORTFOLIOS              Under normal market conditions, the Growth Fund will
                      invest at least 65% of its total assets in equity securities, which will include common stocks, preferred stocks and securities (including debt securities) convertible into or exercisable for common stock, of growth-oriented companies. These companies are identified and selected based on their potential to produce above-average relative earnings per share growth.

                        Under normal market conditions, at least 65% of the
                      Income and Growth Fund's total assets will be invested in equity securities, including common stocks, preferred stocks and securities (including debt securities) convertible into or exercisable for common stock. The Income and Growth Fund will invest primarily in equity securities of companies with a market capitalization within the range of capitalization of companies included in the S&P 500. These companies are identified and selected based on their potential to produce an above-average level of current income as compared with companies included in the S&P 500 while providing an opportunity for long-term capital appreciation.



                        Under normal market conditions, the Income Equity Fund
                      will invest at least 65% of the value of its total assets in equity securities, which include common stocks, preferred stocks and securities (including debt securities) convertible into or exercisable for common stocks. The Income Equity Fund's investments primarily consist of the common stocks of U.S. corporations that regularly pay dividends, although there can be no assurance that a corporation will continue to pay dividends. Investments will be made in an attempt to keep the Income Equity Fund's yield above the S&P 500's yield by approximately one-third to one-half the difference between S&P 500's yield and the yield on long-term U.S. Government bonds.


                        The Income Equity Fund normally will invest in stocks
                      with favorable, long-term fundamental characteristics when the stocks have achieved the upper end of their historical yield ranges. Frequently, these stocks will be issued by companies that are out of favor in the financial community and in which investors see little opportunity for price appreciation. The stocks also may be issued by major U.S. corporations in a mature stage of development or operating in slower areas of the economy. While it is anticipated that a significant part of the total growth in asset value experienced by the Income Equity Fund will result from a perception of the companies' improved prospects (although there can be no assurance that this will in fact occur), dividends will provide the bulk of the Fund's total return. When yields on stocks held by the Income Equity Fund drop to the lower end of their historical ranges, the Fund may begin to reduce its holdings. Similarly, if there is a significant fundamental change that impairs a company's ability to pay dividends, or if the yield on a stock dips below the yield of the general market, the Income Equity Fund may eliminate its holdings in these stocks.

                        The Balanced Fund may invest in any type or class of
                      security. Under normal market conditions, the Balanced Fund will invest in a combination of equity securities and fixed-income securities. Fixed-income securities will normally constitute at least 25% of the Balanced Fund's net assets.

                        Equity securities include common stocks and securities
                      exercisable for or convertible into common stocks (such as warrants, convertible debt securities and convertible preferred stock). The Balanced Fund's investments may include securities traded "over the counter" as well as those traded on a securities exchange. "Over the counter" securities may be more difficult to sell under some market conditions. The Balanced Fund's fixed-income investments consist of bonds, debentures, notes, zero-coupon securities, all forms of mortgage-related securities (including collateralized mortgage obligations), asset-backed securities, state, municipal or industrial revenue bonds, and obligations issued or guaranteed by the U.S. or foreign Governments or their agencies or instrumentalities.

                        The Balanced Fund may invest in bonds, notes and
                      debentures of any maturity issued by U.S. and foreign corporate and governmental issuers. The Balanced Fund will invest only in corporate fixed-income securities that are rated at the time of purchase within the three highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") (e.g., at least A from Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P")) or, if unrated, which MERUS deems to be attractive opportunities and of comparable quality. For a description of the rating symbols of the NRSROs utilized by MERUS, see the Appendix to the Statement of Additional Information.

                        The portions of the Balanced Fund's assets invested in
                      equity securities and fixed-income securities will vary from time to time, depending upon MERUS's assessment of business, economic and market conditions.

                      Cash Equivalents

                        Under normal market conditions, each equity Fund may
                      invest up to 35% of its total assets in cash equivalents in an effort to provide income at money market rates while minimizing the risk of a decline in value to the maximum extent possible. Cash equivalents are short-term, interest bearing instruments or deposits and may include, for example, commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury bills, bank money market deposit accounts and money market mutual funds. Cash equivalents may also include master demand notes, which are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. These notes constitute direct lending arrangements between the Group and the issuer and are callable on demand by the Group, but are not marketable to third parties. Except with respect to variable amount master demand notes with a seven-day or less demand feature, investment in such notes is subject to each Fund's non-fundamental restriction on investing no more than 15% of its net assets in "illiquid" securities. See INVESTMENT RESTRICTIONS in the Statement of Additional Information. When market conditions indicate a temporary "defensive" investment strategy as determined by MERUS, a Fund may invest more than 35% of its total assets in cash equivalents.


                      Lending of Portfolio Securities

                        In order to generate additional income, a Fund may lend
                      its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while a Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, a Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by MERUS and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although the Equity Funds do not expect to do so on a regular basis, a Fund may lend portfolio securities in an amount representing up to 35% of the value of the Fund's total assets.


                      Other Investments

                        Each of the Equity Funds may invest up to 20% of the
                      value of its total assets in securities of foreign issuers, which include debt securities of any maturity issued by foreign corporations or governments. Any investments in these securities will be in accordance with a Fund's investment objective and policies, and are subject to special risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, changes in foreign currency exchange rates, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source or the adoption of other foreign governmental restrictions. To the extent that a Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Equity Funds will not hold foreign currency for investment purposes.

                        Securities held by a Fund may be subject to repurchase
                      agreements whereby the Fund will acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase price under such an agreement will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

                        The Equity Funds may purchase securities on a
                      "when-issued" basis, which are securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities, the Group's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The purchase of securities on a "when-issued" basis may have the effect of leverage, which may increase the risk of fluctuations in a Fund's net asset value.


                        Each Equity Fund expects that commitments by a Fund to
                      purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. If a Fund's commitments to purchase when-issued securities were to exceed 25% of the value of its total assets, the Fund's liquidity and MERUS's ability to manage it might be adversely affected. The Equity Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities.


                        As described in the Statement of Additional Information,
                      the Equity Funds may also enter into reverse repurchase agreements.

                        A Fund may invest up to 10% of its total assets in
                      securities of investment companies, including Shares of the HighMark Funds. As a shareholder of an investment company, a Fund may indirectly bear investment management fees of that investment company, which are in addition to the management fees a Fund pays its own adviser. In order to avoid the imposition of additional fees as a result of investments in Shares of other HighMark Funds, the Investment Adviser and the Administrator (see SERVICE ARRANGEMENTS) will reduce that portion of their usual asset-based fees from each Equity Fund by an amount equal to their asset-based fees from the other HighMark Funds that are attributable to such Equity Fund's investments. The Investment Adviser and the Administrator will promptly forward such fees to the Equity Funds.


                      Special Considerations

                        An Equity Fund may invest in convertible securities,
                      which include corporate bonds, notes or preferred stocks that can be converted into common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into common stock, their values will normally vary in some proportion with those of the underlying common stock. Convertible securities usually provide a higher yield than the underlying common stock, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying common stock. The value of convertible securities that pay dividends or interest, like the value of all fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price. The Equity Funds will not purchase any convertible debt security or convertible preferred stock unless it has been rated at the time of acquisition within the top three rating categories by a NRSRO or that is not rated but is determined to be of comparable quality by MERUS.

                        Like any investment program, investment in the Balanced
                      Fund entails certain risks. As with a fund investing primarily in equity securities, the Balanced Fund is subject to the risk that prices of equity securities, or certain types of equity securities in which the Fund invests, in general will decline over short or even extended periods.

                        Because the Balanced Fund also invests in debt
                      securities, investors in the Balanced Fund are also exposed to the risks associated with a change in interest rates. Prices of many debt securities are influenced primarily by changes in the level of interest rates. When interest rates rise, the prices of debt securities generally fall; conversely, when interest rates fall, debt securities prices generally rise. While debt securities normally fluctuate less in price than equity securities, there have been extended periods of cyclical increases in interest rates that have caused significant declines in debt securities prices. Certain fixed-income securities which may be purchased by the Balanced Fund such as zero-coupon obligations, mortgage-backed and asset-backed securities, and collateralized mortgage obligations ("CMOs") will have greater price volatility then other fixed-income obligations. Because declining interest rates may lead to prepayment of underlying mortgages, automobile sales contracts or credit card receivables, the prices of mortgage-related and asset-backed securities may not rise with a decline in interest rates. Mortgage-backed and asset-backed securities and CMOs are extremely sensitive to the rate of principal prepayment. Similarly, callable corporate bonds also present risk of prepayment. In addition, the Balanced Fund may purchase securities on a "when-issued" basis and may enter into repurchase agreements. These investment techniques involve leveraging which may enhance the Fund's returns while magnifying its losses. The Balanced Fund may also lend its portfolio securities to broker-dealers, banks and other institutions. This practice will subject the Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy.

                        From time to time, the equity and debt markets may
                      fluctuate independently of one another. In other words, a decline in equity markets may in certain instances be offset by a rise in debt markets, or vice versa. As a result, the Balanced Fund, with its balance of equity and debt investments, may entail less investment risk (and a potentially smaller investment return) than a mutual fund investing primarily in equity securities.

                        As described above, the Balanced Fund may invest in debt
                      securities within the three highest rating categories assigned by a NRSRO and comparable unrated securities. Should subsequent events cause the rating of a debt security purchased by the Balanced Fund to fall below the third highest rating category, MERUS will consider such an event in determining whether the Balanced Fund should continue to hold that security. In no event, however, would the Balanced Fund be required to liquidate any such portfolio security where the Balanced Fund would suffer a loss on the sale of such security.


                      Portfolio Turnover

                        A Fund will not purchase securities solely for the
                      purpose of short-term trading nor will the Fund's portfolio turnover rate be a factor preventing a sale or purchase when MERUS believes investment considerations warrant. Each of the Equity Funds' portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Equity Funds and could involve the realization of capital gains that would be taxable when distributed to shareholders of the relevant equity Fund. See FEDERAL TAXATION.



VALUATION OF
SHARES                  Each Fund's net asset value per share is determined as
                      of the close of the regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) (the "Valuation Time") on each weekday, with the exception of those holidays on which the New York Stock Exchange or the Federal Reserve Bank of San Francisco are closed (a "Business Day"). Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day (observed).



                        Net asset value per Investor Share and Fiduciary Share
                      is calculated by determining the value of each class's proportional interest in the securities and other assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of Shares of such class outstanding.


                        The securities in each Fund will be valued at market
                      value. If market quotations are not available, the securities will be valued by a method that the Group's Board of Trustees believes accurately reflects fair value. For further information about valuation of investments in the Equity Funds, see the Statement of Additional Information.


HOW TO
PURCHASE
SHARES                  As noted above, each Fund is divided into two classes of
                      Shares, Investor and Fiduciary. Investor Shares may be purchased at net asset value plus a sales charge. Fiduciary Shares may be purchased at net asset value. Only the following investors qualify to purchase an Equity or Income Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with The Bank of California or its affiliates; (ii) Select IRA accounts established with The Bank of California and invested in any of the Group's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of the Group's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers, and employees (and their spouses and children under the age of 21) of The Bank of California, BISYS Fund Services or their affiliated companies, whether or not investments are made through an employee benefit plan on such person's behalf. All other investors are eligible to purchase Investor Shares only. At the time of purchase, the Distributor must be notified by the investor that he or she qualifies to purchase Fiduciary Shares in accordance with one of the categories described above.



                        Investor and Fiduciary Shares are sold on a continuous
                      basis by the Group's Distributor, BISYS Fund Services. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, you may contact your investment professional or telephone the Group at (800) 433-6884.


                        The Bank of California (the "Bank") and financial
                      institutions or intermediaries (such as banks, savings and loan associations, insurance companies or investment counselors), broker-dealers or the Distributor's subsidiaries or affiliates (each a "Participating Organization") acting in a fiduciary, advisory, custodial or other similar capacity on behalf of customers may purchase Shares of the Group. Such Shares will normally be held of record by the Bank or Participating Organization. With respect to these Shares, it is the responsibility of the entity making the investment to transmit purchase or redemption orders to the Distributor and to make payment for the purchase of Shares. Beneficial ownership of the Shares will be recorded by the Bank or Participating Organization and reflected in the account statements provided by the Bank or Participating Organization to customers.


                        Eligible investors may also purchase a Fund's Investor
                      and Fiduciary Shares through the following procedures. The minimum initial investment is generally $1,000 for each Fund and the minimum subsequent investment is generally only $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of The Bank of California, BISYS Fund Services and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar plans. To open an account, contact your investment professional or call the Group at (800) 433-6884, or follow these steps:

                                   BY CHECK OR MONEY ORDER               BY FEDERAL FUNDS WIRE(1)
                            -------------------------------------  -------------------------------------
                            - Complete Account Registration form   - Complete Account Registration form
                            - Mail check and application to:       and mail to:
                             The HighMark Group                     The HighMark Group
                             PO Box 7591                            P.O. Box 7591
                             San Francisco, CA 94120                San Francisco, CA 94120
                                                                   - On the day you wish to purchase
                                                                   Shares, wire funds to the Bank of
                                                                     California. Call the Group at (800)
                                                                     433-6884 for proper wire transfer
                                                                     instructions.


                       --------------------------------
                      (1) Note: Shares cannot be purchased by wire until a
                          properly completed application is received by the Group.

                        Shares of each Fund are purchased at the net asset value
                      per share (plus a sales charge, in the case of a purchase of Investor Shares) next determined after receipt by the Group of an order to purchase shares in proper form. Purchases of Shares in a Fund will be effected only on a Business Day (see VALUATION OF SHARES). It is the responsibility of the investor's broker-dealer or other financial intermediary to transmit purchase orders and payment for Shares to the Distributor.

                        If so designated on a Shareholder's Account Registration
                      form, a Shareholder may effect the following transactions by telephone: purchase additional Fund Shares; effect redemptions; and exchange Fund Shares for Shares of the class of any other Funds which the Shareholder qualifies to purchase directly (see TELEPHONE TRANSACTIONS).

                        Subsequent purchases of Fund Shares may be made at any
                      time by mailing a check or money order or wiring funds to the Group as described above. Once an investor's Account Registration form has been received by the Group, the investor may also purchase additional Shares by telephone or under the Automatic Investment Plan described below. Telephone orders may be placed by calling the Group at
                      (800) 433-6884. Payment for Shares ordered by telephone may be made by check and must be received by the Group within five business days of the telephone order.


                        If a check for the purchase of Shares does not clear (or
                      in the case of telephone orders, if payment is not received within five business days), the purchase will be cancelled and the investor could be liable for any losses or fees incurred by the Fund. The Group reserves the right to take such action as is necessary to recover any such fees and losses, including the involuntary redemption of any Shares held in the ordering investor's account.

                        Investors may also purchase Shares by arranging
                      systematic monthly, bi-monthly or quarterly investments into the Equity Funds with HighMark's Automatic Investment Plan ("AIP"). The minimum initial investment referenced above still applies for each Fund. The minimum periodic investment amounts are $50 per monthly or bi-monthly transfer or $150 per quarterly transfer, and the minimum periodic investment per Fund is $25. The maximum amount with respect to any transfer is $100,000. After investors give the Group proper authorization, their bank accounts, which must be with banks which are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Group for every transaction, and a debit entry will appear on their bank statements.


                        To participate in AIP, investors must complete the
                      appropriate sections of the Account Registration form or the Automatic Investment/Withdrawal Plan form. These forms may be obtained by calling the Group at (800) 433-6884. The amount investors specify will automatically be invested in Shares at the Fund's net asset value per Share next determined after the debit is made.

                        To change the frequency or amount invested under AIP,
                      written instructions must be received by the Group at least 7 Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Group at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under HOW TO REDEEM SHARES below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Shares will be purchased).

                        Investors should check with their banks to determine
                      whether their banks are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Fund to investors for use of these services.


                        Certain entities (including The Bank of California and
                      its affiliates) may charge customers fees in conjunction with investments in a Fund such as fees for administrative support services and/or fees for the purchase or redemption of Fund Shares through the customer's account pursuant to specific or preauthorized instructions. Information concerning these services and any charges can be obtained by the entity making the investment and this Prospectus should be read in conjunction with that information.


                        The Group reserves the right to reject any order for the
                      purchase of Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.


                        Shareholders will receive a confirmation of each new
                      transaction in the Shareholder's account. Confirmations of purchases and redemptions on behalf of customers of certain entities holding omnibus accounts (including certain accounts of The Bank of California or its affiliates) will be sent to the entity making the investment and Shareholders may rely on these statements in lieu of certificates. Certificates representing the Equity Funds' Shares will not be issued.

                      Sales Charge

                        The public offering price of an Investor Share of each
                      of the Funds equals its net asset value plus a sales charge in accordance with the table below.


                        BISYS Fund Services (the "Distributor") receives this
                      sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.


                                                 SALES CHARGE AS                                DEALER
                                                 A PERCENTAGE OF     SALES CHARGE AS           ALLOWANCE
                                                   NET AMOUNT        A PERCENTAGE OF      AS A PERCENTAGE OF
                                                    INVESTED      PUBLIC OFFERING PRICE  PUBLIC OFFERING PRICE
                                                 ---------------  ---------------------  ---------------------
                        Less than $50,000.......      4.71%               4.50%                  4.05%
                        $50,000 but less than
                          $100,000..............      3.63%               3.50%                  3.15%
                        $100,000 but less than
                          $250,000..............      2.56%               2.50%                  2.25%
                        $250,000 but less than
                          $1,000,000............      1.52%               1.50%                  1.35%
                        $1,000,000 or more......      0.00%               0.00%                  0.00%

                        From time to time dealers who receive dealer discounts
                      and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

                        The Distributor, at its expense, will also provide
                      additional compensation to dealers in connection with sales of Shares of any of the Funds of the Group. Compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises, and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its shareholders.

                      Sales Charge Waivers

                        The following categories of investors may purchase
                      Investor Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

                         (1) Existing holders of Investor Shares of a Fund upon
                             the reinvestment of dividend and capital gain distributions on those Shares;

                         (2) Investment companies advised by MERUS or
                             distributed by The BISYS Group, Inc. or its affiliates placing orders on each entity's behalf;

                         (3) State and local governments;

                         (4) Individuals who have received distributions from
                             employee benefit trust accounts administered by The Bank of California who are rolling over such distributions into an individual retirement account for which the Bank serves as trustee or custodian;

                         (5) Individuals who purchase Shares with proceeds from
                             a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by The Bank of California;

                         (6) Individuals who purchase Shares with proceeds
                             received in connection with a distribution paid from a Bank of California trust or agency account;

                         (7) Investment advisers or financial planners regulated
                             by a federal or state governmental authority who is purchasing Shares for its own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent;



                         (8) Investors purchasing Shares with proceeds from a
                             redemption of shares of another open-end investment company (other than The HighMark Group) on which a sales charge was paid if such redemption occurred within thirty (30) days prior to the date of the purchase order. Satisfactory evidence of the purchaser's eligibility must be provided at the time of purchase (e.g., a confirmation of the redemption);



                         (9) Brokers, dealers and agents who are purchasing for
                             their own account and who have a sales agreement with the Distributor, and their employees (and their spouses and children under the age of 21); and


                        (10) Investors purchasing shares on behalf of a
                             qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh) sponsored by The Bank of California.


                        The Distributor may also periodically waive the sales
                      charge for all investors with respect to a Fund.



                        With regard to categories 2 through 10 above, the
                      Distributor must be notified that the purchase qualifies for a sales charge waiver at the time of purchase.



                      Letter of Intent

                        An Investor may obtain a reduced sales charge by means
                      of a written Letter of Intent that expresses the intention of such Investor to invest a certain amount in Investor Shares of any of the Funds within a period of 13 months. Each purchase of Shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Investor Shares made not more than 90 days prior to the date such Investor signs the Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice.


                        A Letter of Intent is not a binding obligation upon the
                      Investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is

                      5% of such amount. Investor Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the Investor) to secure payment of the higher sales charge applicable to the Investor Shares actually purchased if the full amount indicated is not purchased, and such escrowed Investor Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Investor Shares, whether paid in cash or reinvested in additional Investor Shares, are not subject to escrow. The escrowed Investor Shares will not be available for disposal by the Investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released.

                        When an Investor enters into a letter of intent that
                      includes Shares purchased prior to the date of the letter of intent or to the extent that an Investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional Investor Shares subject to the rate of sales charge applicable to the actual amount of the aggregate purchases at the then current public offering price.

                        For further information, interested investors should
                      contact the Group at (800) 433-6884.

                      Concurrent Purchases and Rights of Accumulation

                        An Investor may qualify for a lower sales charge by
                      combining concurrent purchases of Investor Shares of one or more of the Funds of the Group sold with a sales charge. For example, if a Shareholder concurrently purchases Shares in one Fund sold with a sales charge at the total public offering price of $50,000 and Shares in another Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.

                        Pursuant to rights of accumulation, a Shareholder may
                      combine a current purchase of Investor Shares of a Fund with prior purchases of Investor Shares of a Fund of the Group sold with a sales charge. The public offering price applicable to a purchase of Investor Shares is based on the sum of (i) the Shareholder's current purchase of Investor Shares of any Fund of the Group sold with a sales charge and (ii) the then current net asset value of the Shareholder's combined holdings of Investor Shares of any of the Funds of the Group sold with a sales charge.

                        For purposes of concurrent purchases, rights of
                      accumulation and letters of intent, the Shareholder's combined holdings shall include the combined holdings of the Shareholder and the Shareholder's spouse and children under the age of 21. To receive the applicable public offering price pursuant to such concurrent purchases, rights of accumulation and letters of intent, investors must, at the time of purchase, provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be modified or eliminated at any time or from time to time by the Group without notice.



                      Reductions for Qualified Groups

                        Reductions in sales charges also apply to purchases by
                      individual members of a "qualified group." The reductions are based on the aggregate dollar amount of shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the Transfer Agent of the existence of a bona fide qualified group and their membership therein.


                        All orders from a qualified group will have to be placed
                      through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies the group.

EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      The Group & Its Shares, each of the Group's Funds issues two classes of Shares (Investor Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to each Fund's Investor Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.

                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of the Group which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Investor Shares for Investor Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Investor Shares exchanged. Shareholders may exchange their Investor Shares for Investor Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Investor Shares of a Money Market Fund for which no sales load was paid for Investor Shares of an Equity Fund. Under such circumstances, the cost of the acquired Investor Shares will be the net asset value per share plus the appropriate sales load. If Investor Shares of the Money Market Fund were acquired in a previous exchange involving Shares of a non-money market HighMark Fund, then such Shares of the Money Market Fund may be exchanged for Shares of an Equity Fund without payment of any additional sales load within a twelve month period. In order to receive a reduced sales charge when exchanging into a Fund, the Shareholder must notify the Group that a sales charge was originally paid and provide sufficient information to permit confirmation of qualification.


                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

                        Certain entities (including Participating Organizations
                      and The Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

                        A Shareholder wishing to exchange Shares in an Equity
                      Fund may do so by contacting the Group at (800) 433-6884 or by providing instructions to the Group (see TELEPHONE TRANSACTIONS). Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the Distributor or the Transfer Agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of the Group may legally be sold. The Group may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

HOW TO REDEEM
SHARES                  Shares may ordinarily be redeemed by mail, by telephone
                      or by HighMark's Automatic Withdrawal Plan ("AWP") described below. However, with respect to investments made on a customer's behalf by certain entities (including Participating Organizations and The Bank of California or its affiliates), all or part of the customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account with such entity. For example, if a customer has agreed to maintain a minimum balance with the entity, the customer may be required to redeem, or the entity may redeem on the customer's behalf, all or part of the customer's Shares to the extent necessary to maintain the required minimum balance.

                        A written request for redemption must be received by the
                      Group in order to constitute a valid request for redemption. The Group may require a signature guarantee by an Eligible Guarantor Institution, as defined above under HOW TO PURCHASE SHARES. The Group reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if both of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the Account Registration form.


                      Payments to Shareholders

                        A Shareholder may have the payment of redemption
                      requests sent electronically or mailed directly to a domestic commercial bank account previously designated on the Account Registration form. Redemption orders are effected at the net asset value per Share next determined after receipt of a valid request for redemption. Payments to Shareholders will be made within seven days after the Group receives the redemption order. However, to the greatest extent possible, the Group will attempt to honor requests from Shareholders for next Business Day payments upon redemption of Shares if the request for redemption is received by the Group before the Valuation Time (generally, 4:00 p.m., Eastern Time) on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Group or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. A wire redemption request may be made by telephoning the Group, who will reduce the amount of the wire redemption payment by its wire redemption charge (presently $11.00). There is no charge for having payment of redemption requests mailed to a designated bank account. Shareholders may redeem Shares by telephone by calling the Group at (800) 433-6884 (see TELEPHONE TRANSACTIONS).


                        At various times, the Group may be requested to redeem
                      Shares for which it has not yet received good payment. In these circumstances, the Group may delay the forwarding of proceeds until payment has been collected for the purchase of the Shares, which may take up to 14 or more days. Shareholders may avoid the possibility of such a delay by making payment for Shares by wiring funds to the custodian. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities with a market value equal to the redemption price. In these cases, an investor may incur brokerage costs in converting the securities to cash.

                        Shareholders may also arrange to have systematic
                      monthly, bi-monthly or quarterly redemptions deposited into their bank accounts with AWP, provided that their bank accounts are with banks which are members of the Automated Clearing House. The minimum redemption amounts are $50 per monthly or bi-monthly transfer or $150 per quarterly transfer, and the maximum amount with respect to any transfer is $100,000. With proper Shareholder authorization, the Group will redeem Shares equal to the dollar amount specified by the Shareholder at the net asset value next determined after the credit is made.

                        To participate in AWP, Shareholders must complete the
                      appropriate sections of the Account Registration form or the Automatic Investment/Withdrawal Plan form. These forms may be obtained by calling the Group at (800) 433-6884. To change the frequency or amount withdrawn, instructions must be received by the Group at least 7 Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Group at least 20 Business Days in advance. In order to change a bank or bank account number, Shareholders also must have their signature guaranteed by an Eligible Guarantor Institution as more fully described above.

                        Shareholders should check with their banks to determine
                      whether their banks are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Equity Funds related to AWP are borne by the Funds and therefore there is no direct charge by a Fund to Shareholders for use of these services.

                        Due to the relatively high cost of handling small
                      investments, the Group reserves the right to redeem, at net asset value, Shares of an Equity Fund if, because of redemptions, the Shareholder's account with respect to that Fund has a value of less than $250. Accordingly, an investor purchasing Shares of an Equity Fund in only the minimum investment amount may be subject to involuntary redemption if he or she thereafter redeems Shares in that Fund. Before the Group exercises its right to redeem such Shares, the Shareholder will be given notice and allowed 60 days to make an additional investment to increase the value of the account to at least $250. For examples of when the Group may suspend the right of redemption or redeem Shares involuntarily, see ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Matters Affecting Redemption in the Statement of Additional Information.

TELEPHONE
TRANSACTIONS            As noted above, unless a Shareholder elects otherwise,
                      he or she has the privilege to effect purchases, exchanges or redemptions by telephone. A Shareholder risks possible losses from unauthorized exchanges or redemptions from the Shareholder's account. Each Fund will employ procedures designed to provide reasonable assurance to confirm that instructions communicated by telephone are genuine, and if a Fund does not employ such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all telephone transactions, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a Shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address listed above under HOW TO PURCHASE SHARES.

DIVIDENDS               The net income of each of the Equity Funds is declared
                      and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.

                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the Group at P.O. Box 7591, San Francisco, CA 94120, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.


FEDERAL
TAXATION                Each Equity Fund intends to qualify for treatment as a
                      "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that each Fund is not required to pay federal taxes on these amounts.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal income tax purposes as ordinary income to Shareholders. The 70 percent dividends received deduction for corporations generally will apply to these distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction if a Fund were a regular corporation, and to the extent designated by a Fund as so qualifying. Distributions by the Fund of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. Such distributions are not eligible for the dividends received deduction. If a Shareholder disposes of Shares in the Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received long-term capital gain dividends on the Shares.

                        Prior to purchasing Shares of the Equity Funds, the
                      impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances, the dividends or distributions may be, as an economic matter, a return of capital to the Shareholder. A Shareholder should consult his or her adviser for specific advice about the tax consequences to the Shareholder of investing in the Fund.



                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting each Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.



                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.


SERVICE
ARRANGEMENTS          Investment Adviser

                        MERUS, a division of The Bank of California, serves as
                      the Equity Funds' investment adviser. Subject to the general supervision of the Group's Board of Trustees, MERUS manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of the Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.



                        All investment decisions for the Equity Funds are made
                      by a committee and no single person is primarily responsible for making recommendations to the committee.



                        For the expenses assumed and services provided by MERUS
                      as each Fund's investment adviser, The Bank of California receives a fee from each Equity Fund, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the first $40 million of each Fund's average daily net assets and sixty one-hundredths of one percent (.60%) of the Fund's remaining average daily net assets. Depending on the size of the Fund, this fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Bank of California may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that The Bank of California will choose to make such an agreement, any voluntary reductions in The Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During the Group's fiscal year ended July 31, 1995, The Bank of California received investment advisory fees from the Growth Fund, Income and Growth Fund, Income Equity Fund and Balanced Fund aggregating 0.19%, 0%, 0.67% and 0.33%, respectively of each of the Fund's average daily net assets.



                        Incorporated in 1864, The Bank of California was the
                      first incorporated banking institution in the West. The Bank of California offers a wide range of banking services to its clients in California, Oregon and Washington and around the world. As of September 30, 1995, The Bank of California and its subsidiaries had approximately $7.9 billion in commercial assets. MERUS is a division of The Bank of California's Trust and Investment Management Group, which manages approximately $6.8 billion of The Bank of California's trust assets. MERUS, with a team of approximately 30 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.



                        The Mitsubishi Bank, Limited, of Tokyo, Japan, directly
                      or indirectly owns all of the outstanding shares of the Bank. The Mitsubishi Bank, Limited and The Bank of Tokyo, Ltd. have announced their intention to merge. The resulting entity will be named The Bank of Tokyo-Mitsubishi, Ltd. The directors and shareholders of the respective organizations have approved the proposed merger in principle.

                        The Bank of Tokyo, Ltd. and The Mitsubishi Bank, Limited
                      announced they had reached a basic understanding concerning the merger of their respective subsidiary banks in California, Union Bank and The Bank of California. The merger has been approved by the Boards of Directors of Union Bank and The Bank of California, and will be finalized after obtaining the required shareholders' and regulatory approvals. The name of the combined California bank will be Union Bank of California.

                        The target date of both the above-described mergers is
                      April 1, 1996.

                        One or more of the foregoing transactions may constitute
                      an "assignment" of the existing investment advisory agreements between the Group and MERUS. In the event they do constitute such an "assignment" under the 1940 Act, the "assignment" will result in the automatic termination of the investment advisory agreements, effective at the time of the transaction. Prior to the transactions, shareholders of each Fund will be asked to approve a new investment advisory agreement between that Fund and Union Bank of California (or a registered investment advisor affiliate), to take effect at the time of the transactions. A proxy statement describing the terms of the new agreements will be sent to shareholders of the Group prior to their being asked to vote on the new agreements.


                      Administrator & Distributor


                        BISYS Fund Services Limited Partnership ("BISYS Fund
                      Services") is the administrator and distributor of the Equity Funds. BISYS Fund Services is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Pursuant to a separate agreement with BISYS Fund Services, The Bank of California performs sub-administration services on behalf of each Fund, for which it receives compensation from BISYS Fund Services. A description of the services performed by The Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.


                        As administrator, BISYS Fund Services generally assists
                      in all aspects of the Equity Funds' administration and operation. For the expenses assumed and services provided as administrator, BISYS Fund Services receives a fee from each of the Equity Funds, computed daily and paid periodically, at an annual rate of twenty one-hundredths of one percent (0.20%) of each Fund's average daily net assets. BISYS Fund Services may from time to time agree to reduce voluntarily its administration fee. While there can be no assurance that BISYS Fund Services will choose to make such an agreement, any voluntary reductions in BISYS Fund Services's administration fee will lower a Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.


                        The Group has adopted a Shareholder Services Plan
                      permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers who are Fund Shareholders. Each Equity Fund has entered into a specific arrangement with BISYS Fund Services for the provision of such services by BISYS Fund Services, and reimburses BISYS Fund Services for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of each Fund's average daily net assets.


                        During the Group's fiscal year ended July 31, 1995,
                      BISYS Fund Services received administration fees aggregating 0.12%, 0%, 0.20% and 0.20% of the average daily net assets of the Growth Fund, Income and Growth Fund, Income Equity and Balanced Fund, respectively.



                      The Distribution Plan

                        Pursuant to the Group's Distribution Plan, each Equity
                      Fund pays the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund's Investor Shares. Fiduciary Shares are not subject to the Distribution Plan or a distribution fee.


                        The Distributor may use the distribution fee applicable
                      to a Fund's Investor Shares to provide distribution assistance with respect to the sale of the Fund's Investor Shares or to provide Shareholder services to the holders of the Fund's Investor Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Investor Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning a Fund's Investor Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plan will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include The Bank of California, its subsidiaries and its affiliates.

                        Participating Organizations may charge customers fees in
                      connection with investments in an Equity Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

                        The distribution fee under the Distribution Plan will be
                      payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. The Distributor may from time to time voluntarily reduce its distribution fee with respect to an Equity Fund in significant amounts for substantial periods of time pursuant to an agreement with the Group. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fee will lower such Equity Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions are in effect. In addition, the Distributor and the Participating Organizations have agreed to voluntarily reduce payments to be received pursuant to the Distribution Plan with respect to an Equity Fund to the extent necessary to ensure that such payments do not exceed the income attributable to such Fund's Investor Shares on any day.

                      Banking Laws


                        The Bank of California believes that MERUS may perform
                      the services for the Funds contemplated by its investment advisory agreement with the Group without a violation of applicable banking laws and regulations, and has so represented to the Group in the investment advisory agreement. The Bank of California also believes that it may perform sub-administration services on behalf of each Fund, for which it receives compensation from BISYS Fund Services without a violation of applicable banking laws and regulations and has so represented in the Servicing Agreement. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which The Bank of California or MERUS could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.



                      Transfer Agent, Custodian & Fund Accounting Services

                        BISYS Fund Services Ohio, Inc. 3435 Stelzer Road,
                      Columbus, Ohio 43219, serves as the Equity Funds' transfer agent and also acts as the Equity Funds' fund accountant. While BISYS Fund Services Ohio, Inc. is a distinct legal entity from BISYS Fund Services (the Group's administrator and distributor), BISYS Fund Services Ohio, Inc. is considered to be an affiliated person of BISYS Fund Services under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio, Inc. is owned by substantially the same persons that directly or indirectly own BISYS Fund Services.
[/R]

                        Pursuant to an agreement with BISYS Fund Services Ohio,
                      Inc., The Bank of California provides sub-transfer agency services with respect to investments in each Fund's Shares through certain accounts maintained with The Bank of California and its affiliates, for which it receives compensation from BISYS Fund Services Ohio, Inc. The Bank of California also serves as the custodian for the Equity Funds.

                        Services performed by BISYS Fund Services Ohio, Inc., as
                      the Funds' transfer agent and fund accountant, and by The Bank of California, as the Funds' sub-transfer agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.


GENERAL
INFORMATION           Description of The Group & Its Shares

                        The Group was organized as a Massachusetts business
                      trust on March 10, 1987, and consists of 13 series of Shares representing units of beneficial interest in the Group's Growth Fund, Income and Growth Fund, Income Equity Fund, Balanced Fund, Bond Fund, Government Bond Fund, Diversified Obligations Fund, U.S. Government Obligations Fund, 100% U.S. Treasury Obligations Fund, California Tax-Free Fund, Tax-Free Fund, Intermediate California Municipal Bond Fund and Intermediate Municipal Bond Fund. As of the date hereof, no shares of the Intermediate California Municipal Bond Fund and the Intermediate Municipal Bond Fund had been offered for sale. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if the Group were liquidated, would receive the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to an order received by the
                      Group from the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in each Fund, Shares of the Group's Funds have been divided into two classes, designated Investor Shares and Fiduciary Shares, for purposes of the Group's Distribution Plan and related distribution fee, which fee is applicable only to such Funds' Investor Shares. Investor Shares and Fiduciary Shares represent interests in the same portfolio of investments of a Fund and are identical in all respects except that Investor Shares bear the expense of the fee, if any, under the Distribution Plan, which will cause the Investor Shares to have a higher expense ratio (and possibly lower net asset value) and to pay lower dividends than those related to Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Distribution Plan. Investor Shares are generally sold subject to a sales charge at the time of purchase. There is no sales charge on Fiduciary Shares.


                        The Group believes that as of November 1, 1995, The Bank
                      of California (400 California Street, Post Office Box 45000, San Francisco, CA 94104) was the Shareholder of record of 30.65% of the Investor Shares and 97.65% of the Fiduciary Shares of the Growth Fund, 25.58% of the Investor Shares and 97.55% of the Fiduciary Shares of the Income and Growth Fund, 29.04% of the Investor Shares and 95.03% of the Fiduciary Shares of the Income Equity Fund and 8.19% of the Investor Shares and 98.60% of the Fiduciary Shares of the Balanced Fund.


                      The Reorganization of The IRA Fund & The Group

                        As of June 23, 1988, pursuant to an Agreement and Plan
                      of Reorganization among the IRA Fund, the Group, and The Bank of California, substantially all of the assets of the IRA Fund's Income Equity Portfolio and Bond Portfolio were transferred to the Group's Income Equity Fund and Bond Fund, respectively, in exchange for such Fund's Shares, and substantially all of the assets of the IRA Fund's Short Term Portfolio were transferred to one or more of the Group's Money Market Funds in exchange for Shares of such Money Market Fund or Funds.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.

                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of the Group will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when the Group's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Investor

                      Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. The Group is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

                        The Group's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION--Miscellaneous in the Statement of Additional Information.


                        Inquiries may be directed in writing to The HighMark
                      Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 433-6884.

                           THE HIGHMARK EQUITY FUNDS

                            INVESTMENT PORTFOLIOS OF
                         THE HIGHMARK MUTUAL FUND GROUP
                   For further information (including current
                  yield, purchase and redemption information),
                              call (800) 433-6884


INVESTMENT ADVISER


MERUS Capital Management,
a division of The Bank of California, N.A.
400 California Street
Post Office Box 45000
San Francisco, CA 94104


CUSTODIAN



The Bank of California, N.A.



400 California Street



Post Office Box 45000



San Francisco, CA 94104


ADMINISTRATOR & DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray

One Franklin Square



1301 K Street, N.W., Suite 800 East



Washington, D.C. 20005


AUDITORS

Deloitte & Touche LLP
1700 Courthouse Plaza Northeast


Dayton, OH 45402



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



NOT FDIC INSURED

                                [HIGHMARK LOGO]

                                    HIGHMARK
                               MUTUAL FUND GROUP


                               TRS-17236(R12/95)

                             CROSS REFERENCE SHEET

                           THE HIGHMARK INCOME FUNDS

Form N-1A Part A Item                                   Prospectus Caption
---------------------                                   ------------------
1.  Cover Page........................................  Cover Page

2.  Synopsis..........................................  Fee Table

3.  Condensed Financial Information...................  Per Share Income And
                                                        Capital Changes; Performance
                                                        Information

4.  General Description...............................  Fund Description;
                                                        Investment Objective;
                                                        Investment Policies & Fund
                                                        Portfolio; General
                                                        Information--Description
                                                        of the Group & Its Shares

5.  Management of the Fund............................  Service Arrangements

5A. Management's Discussion of Fund Performance.......  Inapplicable

6.  Capital Stock and Other Securities................  How to Purchase Shares;
                                                        Exchange Privileges; How to
                                                        Redeem Shares; Dividends;
                                                        Federal Taxation; Service
                                                        Arrangements--Administrator
                                                        & Distributor--The
                                                        Distribution Plan; General
                                                        Information--Description of
                                                        the Group & Its Shares;
                                                        General Information--
                                                        Miscellaneous

7.  Purchase of Securities Being Offered..............  Valuation of Shares; How to
                                                        Purchase Shares; Exchange
                                                        Privileges; Service
                                                        Arrangements--Administrator
                                                        & Distributor--The
                                                        Distribution Plan

8.  Redemption or Repurchase..........................  How to Redeem Shares

9.  Pending Legal Proceedings.........................  Inapplicable

                                    HIGHMARK
                               MUTUAL FUND GROUP

                                  FIXED INCOME
                                  FUNDS
                               -----------------

                                  . BOND
                                  . GOVERNMENT BOND


                                PROSPECTUS AS OF
                                DECEMBER 1, 1995

                                NOT FDIC INSURED


                                11/29/95, 1:46 PM

                                  THE HIGHMARK
                                  INCOME FUNDS
                         . . . INVESTMENT PORTFOLIOS OF

                         THE HIGHMARK MUTUAL FUND GROUP


-  THE FUNDS
    The Bond Fund
    The Government Bond Fund

- THE BOND FUND invests in long-term, fixed-income securities; investments primarily include debt obligations such as bonds, notes, debentures and securities convertible into or exercisable for debt obligations that are issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; investments may also include zero-coupon obligations, mortgage-related securities and asset-backed securities.

- THE BOND FUND'S objective is to seek current income through investments in long-term, fixed-income securities.

- THE GOVERNMENT BOND FUND invests primarily in short- to intermediate-term securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities").

- THE GOVERNMENT BOND FUND'S objective is to seek current income and relative stability of principal through investments in short- to intermediate-term U.S. Government Securities.

-  EASY PURCHASE OR REDEMPTION BY TELEPHONE, MAIL OR WIRE

-  LIQUIDITY

-  MINIMUM INITIAL INVESTMENT ONLY $1,000 (a lower or no minimum may apply)

-  MINIMUM SUBSEQUENT INVESTMENT ONLY $100 (a lower or no minimum may apply)

-  PROFESSIONAL MANAGEMENT

-  RECORDKEEPING AND SAFEKEEPING OF SECURITIES

- INVESTMENT ADVISER--MERUS Capital Management, a division of The Bank of California, N.A.

                                                    not a part of the prospectus

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                             PROSPECTUS
                                                                DECEMBER 1, 1995


THE HIGHMARK INCOME FUNDS

 . . . seeking opportunities for current income.
                      ------------------------------------

  The HighMark Income Funds (the "Income Funds") consist of The HighMark Bond Fund and The HighMark Government Bond Fund. Each Fund is an investment portfolio of The HighMark Group (the "Group"), a diversified, open-end management investment company.

  The HighMark Bond Fund (the "Bond Fund")--The investment objective of the Bond Fund is to seek current income through investments in long-term, fixed-income securities.

  Fixed-income securities in which the Bond Fund invests will have maturities in excess of one year, although these securities may have maturities of thirty years or longer. Investments may include debt obligations such as bonds, notes, debentures and securities convertible into or exercisable for debt obligations that are issued by U.S. corporations or issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Investments may also include zero-coupon obligations, mortgage-related securities and asset-backed securities.

  The HighMark Government Bond Fund (the "Government Bond Fund")--The investment objective of the Government Bond Fund is to seek current income and relative stability of principal through investments in short- to intermediate-term U.S. Government Securities.

  Obligations in which the Government Bond Fund invests will generally have maturities in excess of one year. Under normal market conditions, the Government Bond Fund's dollar-weighted average maturity will be between one and five years. Investments may include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, including zero-coupon obligations and mortgage-related securities.

  Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, The Bank of California, N.A. or any of its affiliates, and Shares are not federally insured by the Federal Deposit Insurance Corporation or any other government agency. Investments in Shares involve the risk of a possible loss of principal.

                                                        (continued on next page)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
        THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
           SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
                ADEQUACY OF THIS PROSPECTUS. ANY
                    REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.
                      ------------------------------------

(continued from previous page)


                 The Investment Adviser to the Income Funds is:

      MERUS Capital Management, a division of The Bank of California, N.A.

  The Income Funds are 2 of 13 separate investment portfolios offered by the Group, which include:

                       The HighMark Growth Fund
                       The HighMark Income and Growth Fund
                       The HighMark Income Equity Fund
                       The HighMark Balanced Fund
                       The HighMark Bond Fund
                       The HighMark Government Bond Fund
                       The HighMark Diversified Obligations Fund
                       The HighMark U.S. Government Obligations Fund
                       The HighMark 100% U.S. Treasury Obligations Fund
                       The HighMark California Tax-Free Fund
                       The HighMark Tax-Free Fund
                       The HighMark Intermediate California Municipal Bond Fund The HighMark Intermediate Municipal Bond Fund


  As of the date hereof, the HighMark Intermediate California Municipal Bond Fund and the Intermediate Municipal Bond Fund have not yet commenced operations.

  Each Income Fund has been divided into two classes of Shares ("Investor" Shares and "Fiduciary" Shares) for purposes of a sales charge and the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"). Investor and Fiduciary Shares of a particular Fund represent interests in the same portfolio of investments and are identical in all respects except that Investor Shares pay a sales charge upon purchase and bear the expense of the fee under the Distribution Plan, which will cause the Investor Shares to have a higher expense ratio (and possibly a lower net asset value) and to pay lower dividends than those related to Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Distribution Plan. Investor Shares are generally sold subject to a sales charge at the time of purchase. There is no sales charge on Fiduciary Shares. Only the following investors qualify to purchase an Income Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with The Bank of California or its affiliates; (ii) Select IRA accounts established with The Bank of California and invested in any of the Group's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of the Group's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers, and employees (and their spouses and children under the age of 21) of The Bank of California, BISYS Fund Services or their affiliated companies, whether or not investments are made through an employee benefit plan on such person's behalf.



                                                        (continued on next page)

(continued from previous page)



All other investors are eligible to purchase Investor Shares only. For information concerning those investors who qualify to purchase Investor and Fiduciary Shares, sales charges and the operation of the Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS--Administrator &
Distributor--The Distribution Plan in the Prospectus.

  This Prospectus relates only to the Income Funds. Interested persons who wish to obtain a prospectus for the other Funds of the Group may contact the distributor: BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, or call the Funds at (800) 433-6884.


  Additional information about the Income Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission and is available upon request without charge by writing or calling the Funds at the above address and telephone number. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


  This prospectus sets forth concisely the information about the Income Funds that a prospective investor ought to know before investing. Please read this Prospectus and retain it for future reference.



                               TABLE OF CONTENTS



                                                                                        PAGE
                                                                                        ----
Fee Table.............................................................................     4
Financial Highlights..................................................................     5
Fund Description......................................................................     9
Performance Information...............................................................     9
Investment Objective..................................................................    10
Investment Policies & Fund Portfolios.................................................    10
Valuation of Shares...................................................................    18
How to Purchase Shares................................................................    19
Exchange Privileges...................................................................    26
How to Redeem Shares..................................................................    27
Telephone Transactions................................................................    30
Dividends.............................................................................    30
Federal Taxation......................................................................    30
Service Arrangements..................................................................    31
General Information...................................................................    36

                             INCOME FUNDS FEE TABLE


                                                                                       BOND                GOVERNMENT
                                                                                       FUND                BOND FUND
                                                                               --------------------   --------------------
                                                                               INVESTOR   FIDUCIARY   INVESTOR   FIDUCIARY
                                                                                SHARES     SHARES      SHARES     SHARES
                                                                               --------   ---------   --------   ---------
SHAREHOLDER TRANSACTION EXPENSES(A)
 Maximum Sales Load Imposed on Purchases (as a percentage of offering            3.00%          0%      3.00%          0%
  price)......................................................................
 Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of             0%          0%         0%          0%
  offering price).............................................................
 Deferred Sales Load (as a percentage of original purchase price or redemption      0%          0%         0%          0%
  proceeds, as applicable)....................................................
 Redemption Fees (as a percentage of amount redeemed, if applicable)(b).......      0%          0%         0%          0%
 Exchange Fee(c)..............................................................      0%          0%         0%          0%
ANNUAL OPERATING EXPENSES
 (as a percentage of net assets)
 Management Fees (after voluntary reduction)(d)...............................   0.45%       0.45%         0%          0%
 12b-1 Fees (after voluntary reduction).......................................      0%(e)       0%         0%(e)       0%
 Other Expenses (after voluntary reduction)(f)................................   0.47%       0.47%      0.85%       0.85%
                                                                               --------    ---- -     ---- ----   ---- -
 Total Fund Operating Expenses(g).............................................   0.92%       0.92%      0.85%       0.85%
                                                                               ========     =====     ========     =====


EXAMPLE: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:


                                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                 ------   -------   -------   --------
Bond Fund
 Investor Shares................................................  $ 39      $58       $79       $140
 Fiduciary Shares...............................................  $  9      $29       $51       $113
Government Bond Fund
 Investor Shares................................................  $ 38      $56       $76       $132
 Fiduciary Shares...............................................  $  9      $27       $47       $105


  The purpose of the tables above is to assist an investor in the Income Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  Long-term shareholders of Investor Shares may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by rules of the National Association of Securities Dealers, Inc.
---------
(a) Certain entities (including The Bank of California and its affiliates) making investments in the Income Funds on behalf of their customers may charge customers fees for services provided in connection with the investment. (See HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS-- Administrator & Distributor--The Distribution Plan below.)

  (b) A wire redemption charge is deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See HOW TO REDEEM SHARES--Payments to Shareholders below.)
  (c) Certain entities (including The Bank of California and its affiliates) may charge their customers fees with respect to exchanges effected on the customer's behalf. (See EXCHANGE PRIVILEGES and SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan below.)
  (d) As indicated under SERVICE ARRANGEMENTS--Investment Adviser below, The Bank of California may voluntarily reduce its advisory fee. Absent the voluntary reduction of investment advisory fees, MANAGEMENT FEES would be at an annual rate of 1.00% of the first $40 million of each Fund's average daily net assets and 0.60% of the Fund's remaining average daily net assets.

  (e) Reflects Rule 12b-1 fees for fiscal 1995. The maximum annual rate of distribution fees that may be imposed as a percentage of average daily net assets attributable to a Fund's Investor Shares is 0.25%. (See SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan below.)



  (f) OTHER EXPENSES are based on each Fund's estimated expenses for the current fiscal year. As indicated under SERVICE ARRANGEMENTS--Administrator & Distributor below, BISYS Fund Services may voluntarily reduce its administration fee. Absent the voluntary reduction of administration fees, OTHER EXPENSES as a percentage of average daily net assets would be 0.54% for each of the Investor and Fiduciary Shares of the Bond Fund and 1.05% for each of the Investor and Fiduciary Shares of the Government Bond Fund.



  (g) Absent voluntary fee waivers, Total Fund Operating Expenses would be:
      1.90% for the Investor Shares and 1.65% for the Fiduciary Shares of the Bond Fund and 2.54% for the Investor Shares and 2.29% for the Fiduciary Shares of the Government Bond Fund.



                              FINANCIAL HIGHLIGHTS

  The tables below set forth certain financial information with respect to the Shares of each Income Fund. Information prior to fiscal 1994 is for Fiduciary Shares only. Financial highlights for the Bond Fund for the periods indicated have been derived from financial statements audited by Coopers & Lybrand L.L.P., independent accountants for The HighMark Group, whose report thereon is included in the Statement of Additional Information. Financial highlights for the Bond Fund for the years ended December 31, 1987, 1986 and 1985 have been derived from financial statements examined by other auditors whose report thereon is on file with the Securities and Exchange Commission. Financial highlights for the Bond Fund for the period from January 1, 1988 through June 22, 1988 are derived from unaudited financial statements prepared by The HighMark Group. For fiscal 1996, Deloitte & Touche LLP will replace Coopers & Lybrand L.L.P. as the Group's auditors.

  Each Income Fund offered a single class of shares (now designated Fiduciary Shares) throughout the periods shown.


                                                                    BOND FUND
                                                              FINANCIAL HIGHLIGHTS
                -----------------------------------------------------------------------------------------------------------------
                                                                                                                   JUNE 23, 1988
                                        JUNE 20,           YEAR                                                          TO
                     YEAR ENDED         1994 TO            ENDED                  YEAR ENDED JULY 31,                 JULY 31,
                      JULY 31,          JULY 31,         JULY 31,    ---------------------------------------------   -----------
                        1995           1994(A)(B)         1994(B)     1993      1992      1991      1990     1989      1988(e)
                --------------------   ----------        ---------   -------   -------   -------   ------   ------  -------------
                INVESTOR   FIDUCIARY    INVESTOR         FIDUCIARY
                --------   ---------   ----------        ---------
Net Asset
 Value,
 Beginning of
   Period......  $10.04     $ 10.11      $10.12           $ 11.13    $ 11.02   $ 10.29   $ 10.18   $10.42   $ 9.86     $ 10.00
                                                                                                   -------
                                                                                                        -
                -------    --------     -------          --------    -------   --------   ------            ------   ------- -
Investment
 Activities
 Net investment
   income......    0.66        0.64        0.07              0.63       0.70      0.67      0.78     0.79     0.82        0.09
 Net realized
   and
   unrealized
   gains
   (losses) on
 investments...    0.23        0.27       (0.05)            (0.97)      0.35      0.77      0.04    (0.25)    0.56       (0.14)
                                                                                                   -------
                                                                                                        -
                -------    --------     -------          --------    -------   --------   ------            ------   ------- -
   Total from
     Investment
  Activities...    0.89        0.91        0.02             (0.34)      1.05      1.44      0.82     0.54     1.38       (0.05)
                                                                                                   -------
                                                                                                        -
                -------    --------     -------          --------    -------   --------   ------            ------   ------- -
Distributions
 Net investment
   income......   (0.64)      (0.64)      (0.10)            (0.63)     (0.70)    (0.67)    (0.71)   (0.78)   (0.82)      (0.09)
 Net realized
   gains.......                                             (0.01)     (0.24)    (0.04)
 In excess of
   net realized
   gains.......                                             (0.04)
                                                                                                   -------
                                                                                                        -
                -------    --------     -------          --------    -------   --------   ------            ------   ------- -
   Total
   Distributions...   (0.64)    (0.64)    (0.10)            (0.68)     (0.94)    (0.71)    (0.71)   (0.78)   (0.82)      (0.09)
                                                                                                   -------
                                                                                                        -
                -------    --------     -------          --------    -------   --------   ------            ------   ------- -
Net Asset
 Value, End of
 Period........  $10.29     $ 10.38      $10.04           $ 10.11    $ 11.13   $ 11.02   $ 10.29   $10.18   $10.42     $  9.86
                =======    ========     =======          ========    =======   ========   ======   ======== ======    ========
Total Return...    9.29%       9.43%      (3.81)%(c)(e)     (3.14)%    10.07%    14.43%     8.99%    5.52%   14.79%      (0.96)%(e)
Ratios/Supplementary
 Data:
Net Assets at
 end of period
 (000).........  $  558     $59,758      $    7           $64,185    $33,279   $21,651   $10,799   $6,974   $4,655     $ 3,487
Ratio of
 expenses to
 average net
 assets........    0.92%       0.92%       0.99%(d)          0.86%      0.93%     0.91%     0.79%    1.01%    1.18%       1.04%(d)
Ratio of net
 investment
 income to
 average
 net assets....    6.29%       6.35%       5.77%(d)          6.11%      6.41%     6.23%     7.61%    7.77%    8.24%       8.63%(d)
Ratio of
 expenses to
 average net
 assets*.......    1.89%       1.64%       2.96%(d)          1.37%      1.55%     1.55%     1.59%    1.94%    2.11%       2.06%(d)
Ratio of net
 investment
 income to
 average
 net assets*...    5.32%       5.62%       3.80%(d)          5.60%      5.79%     5.59%     6.81%    6.84%    7.31%       7.61%(d)
Portfolio
 turnover......   36.20%      36.20%      44.33%            44.33%     58.81%    79.56%    65.81%   53.50%   24.83%       0.00%


---------

(a) Period from commencement of operations.

(b) On June 20, 1994, the Bond Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.
(c) Represents total return for the Fiduciary Shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.


(d) Annualized.



(e) Not annualized.

(e) The Bond Fund commenced operations on June 23, 1988 as a result of the reorganization involving the Bond Portfolio of the IRA Collective Investment Fund described under GENERAL INFORMATION-- Reorganization of The IRA Fund & The Group.


  * During the period the investment advisory and administration fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                      PER SHARE INCOME AND CAPITAL CHANGES

                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS)



               THE IRA COLLECTIVE INVESTMENT FUND BOND PORTFOLIO



                                                            JANUARY 1,
                                                           1988 THROUGH     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           JUNE 22, 1988   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            (UNAUDITED)        1987           1986           1985
                                                           -------------   ------------   ------------   ------------
Investment income.........................................   $   0.503       $  1.061       $  1.129       $  1.115
Operating expenses........................................       0.065          0.128(b)       0.119(b)       0.085(b)
                                                               -------        -------        -------        -------
Net investment income.....................................       0.438          0.933          1.010          1.030
Dividends from net investment income......................      (0.438)        (0.933)        (1.010)        (1.030)
Net realized and unrealized gain (loss) on investments....      (0.050)        (0.966)         0.947          1.243
                                                               -------        -------        -------        -------
Increase (decrease) in net asset value....................      (0.050)        (0.966)         0.947          1.243
Net Asset Value:
  Beginning of period.....................................      11.281         12.247         11.300         10.057
                                                               -------        -------        -------        -------
  End of period...........................................   $  11.231       $ 11.281       $ 12.247       $ 11.300
                                                               =======        =======        =======        =======
Ratio of expenses to average net assets(a)(b).............        1.20%          1.09%          0.92%          0.78%
Ratio of net investment income to average net assets(a)...        8.03%          7.93%          7.83%          9.48%
Portfolio turnover........................................        0.00%          0.00%          1.61%          0.00%
Number of Shares/units outstanding at end of period.......     317,633        344,456        206,664         58,677


---------
(a) Annualized based on the period for which assets were held.
(b) The expenses shown are not representative of expenses actually incurred by the Bond Portfolio through May 31, 1987. During mid-May 1985, The Bank of California, N.A., investment adviser to the Bond Portfolio, commenced charging its management fee, and commencing June 1, 1987, operating expenses were charged to the Bond Portfolio. Had the maximum allowable operating expenses and management fees been paid by the Bond Portfolio for the entire period pursuant to the Management Agreement between the Bond Portfolio and The Bank of California, N.A., the per unit expenses and net investment income would have been as follows:


                                                            JANUARY 1,
                                                           1988 THROUGH     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           JUNE 22, 1988   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            (UNAUDITED)        1987           1986           1985
                                                           -------------   ------------   ------------   ------------
      Expenses............................................    $ 0.240        $  0.226       $  0.231       $  0.202
      Net investment income...............................      0.263           0.793          0.779          0.832
      Net asset value, end of year........................     11.231          11,281         12.247         11.300
      Expenses as a percentage of average net asset.......       2.00%(a)        2.00%          2.00%          2.00%

                                                               GOVERNMENT BOND FUND FINANCIAL
                                                                         HIGHLIGHTS
                                                  --------------------------------------------------------
                                                                           JUNE 20,        NOVEMBER 14,
                                                      YEAR ENDED           1994 TO            1993 TO
                                                       JULY 31,            JULY 31,          JULY 31,
                                                         1995              1994(A)            1994(A)
                                                  -------------------  ----------------  -----------------
                                                  INVESTOR  FIDUCIARY      INVESTOR          FIDUCIARY
                                                  --------  ---------  ----------------  -----------------
Net Asset Value, Beginning of Period.............  $ 9.36    $  9.44       $   9.47           $ 10.00
                                                  -------    -------        -------           -------
Investment Activities
  Net investment income..........................    0.66       0.60           0.01              0.40
  Net realized and unrealized gains (losses) on
    investments..................................    0.01       0.06          (0.02)            (0.56)
                                                  -------    -------        -------           -------
    Total from Investment Activities.............    0.67       0.66          (0.01)            (0.16)
                                                  -------    -------        -------           -------
Distributions
  Net investment income..........................   (0.60)     (0.60)         (0.10)            (0.40)
                                                  -------    -------        -------           -------
    Total Distributions..........................   (0.60)     (0.60)         (0.10)            (0.40)
                                                  -------    -------        -------           -------
Net Asset Value, End of Period...................  $ 9.43    $  9.50       $   9.36           $  9.44
                                                  =======    =======        =======           =======
Total Return.....................................    7.47%      7.30%         (2.42)%(b (e)     (1.59)%(e)
Ratios/Supplementary Data:
  Net Assets at end of period (000)..............  $   68    $ 3,916                          $ 5,171
  Ratio of expenses to average net assets........    0.85%      0.85%          0.87%(c)          0.85%(c)
  Ratio of net investment income to average net
    assets.......................................    6.25%      6.32%          4.37%(c)          5.84%(c)
  Ratio of expenses to average net assets*.......    2.54%      2.29%          0.87%(c)          3.09%(c)
  Ratio of net investment income to average net
    assets*......................................    4.56%      4.88%          4.37%(c)          3.60%(c)
Portfolio turnover...............................   67.49%     67.49%        176.26%           176.26%


---------
(a) Period from commencement of operations. On June 20, 1994, the Government Bond Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.
(b) Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994, plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.

(c) Annualized.



(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Not annualized.



  * During the period the investment advisory, administration and custodian fees were voluntarily reduced. In addition, certain expenses were reimbursed by the administrator. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

FUND
DESCRIPTION             The HighMark Income Funds (the "Income Funds") are 2 of
                      13 separate investment portfolios ("Funds") of The HighMark Group (the "Group"), a diversified, open-end management investment company. MERUS Capital Management, a division of The Bank of California, N.A. ("MERUS"), serves as the Income Funds' investment adviser.



                        Each Income Fund has been divided into two classes of
                      Shares (Investor Shares and Fiduciary Shares) for purposes of a sales charge and the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"). Investor and Fiduciary Shares of a particular Fund represent interests in the same portfolio of investments and are identical in all respects except that Investor Shares pay a sales charge upon purchase and bear the expense of the fee under the Distribution Plan, which will cause the Investor Shares to have a higher expense ratio (and possibly a lower net asset value) and to pay lower dividends than those related to Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Distribution Plan. Investor Shares are generally sold subject to a sales charge at the time of purchase. There is no sales charge on Fiduciary Shares. For information concerning those investors who qualify to purchase Investor and Fiduciary Shares, sales charges and the operation of the Group's Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan below. (Investor Shares and Fiduciary Shares collectively may be hereinafter referred to as "Shares.")


                        The net asset value per Share of each of the Income
                      Funds will fluctuate as the value of the investment portfolio changes in response to changing market rates of interest and other factors.


PERFORMANCE
INFORMATION             From time to time, the Group may advertise the aggregate
                      total return, average annual total return, yield and distribution rate with respect to the Investor and Fiduciary Shares of each Income Fund. Performance information is computed separately for a Fund's Investor and Fiduciary Shares in accordance with the formulas described below. Because only Investor Shares bear the expense of the fee, if any, under the Distribution Plan and a sales charge, total return and yield relating to a Fund's Investor Shares will be lower than that relating to the Fund's Fiduciary Shares.


                        The aggregate total return and average annual total
                      return of the Income Funds may be quoted for the life of each Fund and for ten-year, five-year and one-year periods, in each case through the most recent calendar quarter (utilizing, when appropriate, in the case of the Bond Fund the aggregate total return and average annual total return of the IRA Fund Bond Portfolio prior to June 23, 1988). Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a Fund's aggregate total return over the relevant number of years. The resulting percentage indicates the average positive or negative investment results that an investor in a Fund would have experienced on an annual basis from changes in Share price and reinvestment of dividends and capital gain distributions.


                        The yield of a Fund is determined by annualizing the net
                      investment income per Share of the Fund during a specified thirty-day period and dividing that amount by the per Share public offering price of the Fund on the last day of the period.



                        The distribution rate of a Fund is determined by
                      dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.



                        All performance information presented for a Fund is
                      based on past performance and does not predict future performance.



INVESTMENT
OBJECTIVE               The investment objective of the Bond Fund is to seek
                      current income through investments in long-term, fixed-income securities.



                        The primary investment objective of the Government Bond
                      Fund is to seek current income and relative stability of principal through investments in short- to intermediate-term U.S. Government securities.



                        The investment objective of the Bond Fund and the
                      Government Bond Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of the respective Fund (as defined under GENERAL INFORMATION-- Miscellaneous below). There can be, of course, no assurance that a Fund will achieve its investment objective.



INVESTMENT
POLICIES & FUND
PORTFOLIOS              The Bond Fund invests in fixed-income securities with
                      maturities in excess of one year, except for amounts held in cash equivalents. Fixed-income securities can have maturities of up to thirty years or more. Under normal market conditions, the Bond Fund will invest at least 65% of the value of its total assets in fixed-income securities, including bonds and debentures, and may invest up to 35% of its total assets in cash equivalents.


                        The Bond Fund's investments primarily consist of debt
                      obligations such as bonds, notes, debentures and securities convertible into or exercisable for debt obligations that are issued by U.S. corporations or U.S. Government Securities. The Bond Fund invests in debt securities of U.S. corporations only if they carry a rating at the time of purchase in one of the three highest bond rating categories by a nationally recognized statistical rating organization ("NRSRO") (i.e. at least "A" from Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P")) or, if unrated, deemed to be of comparable quality by the investment adviser. For a description of these ratings, see the Appendix to the Statement of Additional Information. As described below, the Bond Fund may also invest in zero-coupon obligations, mortgage-related securities and asset-backed securities.

                        The Government Bond Fund invests primarily in U.S.
                      Government Securities, including zero-coupon obligations and mortgage-related securities. Under normal market conditions, the Government Bond Fund will invest at least 65% of the value of its total assets in U.S. Government bonds (U.S. Government Securities with maturities in excess of one year at the time of purchase), and may invest up to 35% of its total assets in cash equivalents rated at the time of purchase in one of the two highest short-term rating categories by an NRSRO (i.e. "Prime 2" by Moody's or "A-2" by S&P) or, if unrated, deemed to be of comparable quality by MERUS. The Government Bond Fund's dollar-weighted average maturity will normally be between one and five years.

                        U.S. Government Securities have different kinds of
                      government support. Some U.S. Government Securities (e.g., U.S. Treasury bills, notes and bonds and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae")) are supported by the full faith and credit of the United States. Other U.S. Government Securities are not backed by the full faith and credit of the U.S. Government, but instead are backed only by the credit of the agency or instrumentality, the agency's or instrumentality's ability to borrow specified amounts from the U.S. Treasury, or by the discretionary authority of the U.S. Government to purchase the issuing entity's obligations. Agencies or instrumentalities whose obligations are not backed by the full faith and credit of the U.S. Government include, among others, the Federal Home Loan Mortgage Corporation, Federal Home Loan Banks, the Federal National Mortgage Association ("Fannie Mae"), the Tennessee Valley Authority and the Bank for Cooperatives. A significant portion of the Government Bond Fund's portfolio may consist of Ginnie Mae mortgage-backed certificates ("Ginnie Mae Certificates") and other U.S. Government Securities representing ownership interests in mortgage pools.

                        U.S. Government Securities generally do not involve the
                      credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government Securities are generally lower than the yields available from otherwise comparable corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government Securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will in many cases not affect interest income on existing portfolio securities, but will be reflected in the Fund's net asset value. Because the magnitude of these fluctuations will generally be greater at times when the Government Bond Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer-term securities.

                        In addition to credit risk which relates to the ability
                      of an issuer to make payments of principal and interest, all types of bonds are also subject to market risk. Market risk relates to changes in a security's value as a result of interest rate changes generally. An increase in interest rates will generally reduce the value of the investments in the Income Funds and a decline in interest rates will generally increase the value of those investments. Accordingly, the net asset value of the Fund's shares will vary as a result of changes in the value of the securities in a Fund's portfolio. Therefore, an investment in the Funds may decline in value, resulting in a loss of principal. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

                        Many bonds and notes are also subject to prepayment
                      risk. This risk results from the ability of the issuer to prepay all or part of the principal of the bond or note before the stated maturity date. For example, a corporation may issue a bond with a stated maturity of twenty years, but subject to the corporation's right to "call" or prepay the bond after only five or seven years. Many mortgaged backed and asset-backed securities, which are more fully described below, are prepayable at any time. During periods of falling interest rates, securities that can be called or prepaid may decline in value relative to similar securities that are not subject to call or prepayment.


                        Depending upon prevailing market conditions, the Income
                      Funds may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at premium over face value, the yield will be lower than the coupon rate. In making investment decisions, MERUS will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity.



                      Zero-Coupon Obligations
                        It is anticipated that the only non-income producing
                      securities (other than short-term securities) to be held in the Income Funds will be zero-coupon obligations evidencing ownership of future interest and principal payments on

                      U.S. Treasury bonds, and, in the case of the Bond Fund, corporate obligations. These obligations pay no current interest and are typically sold at prices greatly discounted from par value. The return on a zero-coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price.



                        For federal income tax purposes, the difference between
                      the par value and the original issue price (original issue discount) is included in the income of a holder of a zero-coupon obligation over the term of the obligation even though the interest is not paid until maturity. The amount included in income is determined under a constant interest rate method. In addition, if an obligation is purchased subsequent to its original issue, a holder such as the Income Funds may elect to include market discount in income currently on a ratable accrual method or a constant interest rate method. Market discount is the difference between the obligation's "adjusted issue price" (the original issue price plus original issue discount accrued to date) and the holder's purchase price. If no such election is made, gain on the disposition of a market discount obligation is treated as ordinary income (rather than capital gain) to the extent it does not exceed the accrued market discount.



                        Zero-coupon obligations have greater price volatility
                      than other fixed-income obligations of similar maturity and such obligations will be purchased when the yield spread, in light of the obligation's duration, is considered advantageous. Each Income Fund will purchase zero-coupon obligations only if, at the time of purchase, such investments do not exceed 15% of the value of such Fund's total assets.



                      Mortgage-Related and Asset-Backed Securities



                        Mortgage-related securities in which the Income Funds
                      may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies (such as the Government National Mortgage Association) and government-related organizations (such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation), and, in addition, in the case of the Bond Fund, by private issuers (such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies). Collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans ("CMOs") will be purchased, in the case of the Government Bond Fund, only if they are issued or guaranteed by the U.S. Government or its agencies and instrumentalities and in addition, in the case of the Bond Fund, if they meet the rating requirements set forth above or, if unrated, deemed to be of comparable quality by MERUS with respect to the Bond Fund's investments in fixed-income securities of U.S. corporations. For additional information on the Income Funds' investments in mortgage related securities, see the Statement of Additional Information.


                        Although certain mortgage-related securities may be
                      guaranteed by a third party or otherwise similarly secured, the market value of such securities is not secured and may fluctuate significantly because of changes in interest rates and changes in prepayment levels. Thus, for example, if a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether due to changes in interest rates or prepayments of the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the securities are prone to prepayment which results in amounts being available for reinvestment which are likely to be invested at a lower interest rate. For this and other reasons, the stated maturity of a mortgage-related security may be shortened by unscheduled prepayments on the underlying mortgages and, accordingly, it is not possible to predict accurately the security's return to a Fund. In addition, regular payments received on mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested. As a consequence, mortgage-related securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity, may have less potential for capital appreciation and may be considered riskier investments as a result.



                        Other asset-backed securities (unrelated to first
                      mortgage loans) in which the Bond Fund may invest represent fractional interests in pools of leases, retail installment loans or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS"). These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. These securities are generally issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-backed securities will be purchased only if they meet the rating requirements set forth above or, if unrated, deemed to be of comparable quality by MERUS with respect to the Bond Fund's investments in fixed-income securities of U.S. corporations.


                        Like mortgages underlying mortgage-backed securities,
                      underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, the Bond Fund may invest in other asset-backed securities that may be developed in the future.


                        Issuers of mortgage-backed and asset-backed securities
                      often issue one or more classes of which one (the "Residual") is in the nature of equity. The Income Funds will not invest in any Residual. The Income Funds may invest in interest only and principal only classes of mortgage-backed and, in the case of the Bond Fund, asset-backed, securities, which tend to be more volatile than other types of debt securities.



                        The staff of the Securities and Exchange Commission is
                      of the view that certain issuers of asset-backed securities are investment companies under the Investment Company Act of 1940 (the "1940 Act"). The Bond Fund intends to conduct its operations in a manner consistent with this view and, among other things, generally may not invest more than 10% of its total assets (when combined with investments in money market mutual funds, if any) in such obligations without obtaining appropriate regulatory relief.



                      Cash Equivalents



                        Under normal market conditions, each Income Fund may
                      invest up to 35% of its total assets in cash equivalents in an effort to provide income at money market rates while minimizing the risk of a decline in value to the maximum extent possible. Cash equivalents are short-term, interest-bearing instruments or deposits and may include, for example, commercial paper (satisfying the rating requirements applicable to each Fund's investments in cash equivalents, in the case of the Government Bond Fund, or fixed-income securities, in the case of the Bond Fund, as described above) or, if unrated, deemed to be of comparable quality by MERUS, certificates of deposit, repurchase agreements, bankers' acceptances, U.S. Treasury bills, bank money market deposit accounts and money market mutual funds. Cash equivalents may also include master demand notes, which are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a U.S. commercial bank acting as agent for the payees of such notes. These notes constitute direct lending arrangements between the Group and the issuer and are callable on demand by the Group, but are not marketable to third parties. Except with respect to variable amount master demand notes with a seven-day or less demand feature, investment in such notes is subject to each Fund's non-fundamental restriction on investing no more than 15% of its net assets in "illiquid" securities. See INVESTMENT RESTRICTIONS in the Statement of Additional Information. When market conditions indicate a temporary "defensive" investment strategy as determined by MERUS, a Fund may invest more than 35% of its total assets in cash equivalents.



                      Lending of Portfolio Securities

                        In order to generate additional income, a Fund may lend
                      its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan from a Fund, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time and, while the Fund will generally not have the right to vote securities on loan, it will terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject the Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily by MERUS and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although the Income Funds do not expect to do so on a regular basis, a Fund may lend portfolio securities in an amount representing up to 35% of the value of the Fund's total assets.


                      Other Investments


                        The Bond Fund may invest up to 20% of the value of its
                      total assets in securities of foreign issuers, which include debt securities of any maturity issued by foreign corporations or governments. Any investments in these securities will be in accordance with the Bond Fund's investment objective and policies (including the satisfaction of the rating requirements described above with respect to the Fund's investments in debt securities), and are subject to special risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, changes in foreign currency exchange rates, increased costs associated with the conversion of foreign currency into U.S. dollars, the possible establishment of exchange controls or taxation at the source or the adoption of other foreign governmental restrictions. To the extent that the Bond Fund may invest in securities of foreign issuers that are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Bond Fund will not hold foreign currency for investment purposes.



                        Securities held by a Fund may be subject to repurchase
                      agreements whereby the Fund will acquire securities from approved financial institutions or registered broker-dealers that agree to repurchase the securities at a mutually agreed-upon date and price. The repurchase price under such an agreement will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. If the seller defaults on its repurchase obligation or becomes insolvent, the Fund holding such obligations would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price or the Fund's disposition of the securities was delayed pending court action. Securities subject to repurchase agreements will be held by a qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").


                        The Income Funds may purchase securities on a
                      "when-issued" basis, which are securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When a Fund agrees to purchase when-issued securities, the Group's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. A Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The purchase of securities on a "when-issued" basis may have the effect of leverage, which may increase the risk of fluctuations in a Fund's net asset value.


                        Each Income Fund expects that commitments to purchase
                      when-issued securities will not exceed 25% of the value of its total assets under normal market conditions. If a Fund's commitments to purchase when-issued securities were to exceed 25% of the value of its total assets, the Fund's liquidity and MERUS's ability to manage it might be adversely affected. The Income Funds do not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities.


                        As described in the Statement of Additional Information,
                      the Income Funds may also enter into reverse repurchase agreements.

                        A Fund may invest up to 10% of its assets in securities
                      of investment companies, including Shares of the HighMark Funds. As a shareholder of an investment company, a Fund may indirectly bear investment management fees of that investment company, which are in addition to the management fees a Fund pays its own adviser. In order to avoid the imposition of additional fees as a result of investments in Shares of other HighMark Funds, the Investment Adviser and the Administrator (see SERVICE ARRANGEMENTS) will reduce that portion of their usual asset-based fees from each Income Fund by an amount equal to their asset-based fees from other HighMark Funds that are attributable to such Income Fund's investments. The Investment Adviser and the Administrator will promptly forward such fees to the Income Funds.



                       Portfolio Turnover

                        A Fund will not purchase securities solely for the
                      purpose of short-term trading nor will the Fund's portfolio turnover rate be a factor preventing sale or purchase when MERUS believes investment considerations warrant. Each of the Income Funds' portfolio turnover rate may vary greatly from year to year as well as within a particular year. High portfolio turnover rates generally will result in correspondingly higher brokerage and other transactions costs to the Income Funds and could involve the realization of capital gains that would be taxable when distributed to shareholders of the relevant Fixed Income Fund. See FEDERAL TAXATION.



VALUATION OF
SHARES                  Each Fund's net asset value per share is determined as
                      of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) (the "Valuation Time") on each weekday, with the exception of those holidays on which the New York Stock Exchange or the Federal Reserve Bank of San Francisco is closed (a "Business Day"). Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day (observed).


                        Net asset value per Investor Share and Fiduciary Share
                      is calculated by determining the value of each class's proportional interest in the securities and other assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of such class's Shares outstanding.

                        The securities in each Fund will be valued at market
                      value. If market quotations are not available, the securities will be valued by a method that the Group's Board of Trustees believes accurately reflects fair value. For further information about valuation of investments in the Income Funds, see the Statement of Additional Information.

HOW TO
PURCHASE
SHARES                  As noted above, each Fund is divided into two classes of
                      Shares, Investor and Fiduciary. Investor Shares may be purchased at net asset value plus a sales charge. Fiduciary Shares may be purchased at net asset value. Only the following investors qualify to purchase an Equity or Income Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with The Bank of California or its affiliates; (ii) Select IRA accounts established with The Bank of California and invested in any of the Group's Equity or Income Funds prior to June 20, 1994, which have remained continuously open thereafter and which are not considered to be fiduciary accounts; (iii) Shareholders who currently own Shares of the Group's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iv) present and retired directors, officers, and employees (and their spouses and children under the age of 21) of The Bank of California, BISYS Fund Services or their affiliated companies, whether or not investments are made through an employee benefit plan on such person's behalf. All other investors are eligible to purchase Investor Shares only. At the time of purchase, the Distributor must be notified by the investor that he or she qualifies to purchase Fiduciary Shares in accordance with one of the categories described above.



                        Investor and Fiduciary Shares are sold on a continuous
                      basis by the Group's Distributor, BISYS Fund Services. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, you may contact your investment professional or telephone the Group at (800) 433-6884.


                        The Bank of California (the "Bank") and financial
                      institutions or intermediaries (such as banks, savings and loan associations, insurance companies or investment counselors), broker-dealers or the Distributor's subsidiaries or affiliates (each, a "Participating Organization") acting in a fiduciary, advisory, custodial or other similar capacity on behalf of customers may purchase Shares of the Group. Such Shares will normally be held of record by the Bank or Participating Organization. With respect to these Shares, it is the responsibility of the entity making the investment to transmit purchase or redemption orders to the Distributor and to make payment for the purchase of Shares. Beneficial ownership of the Shares will be recorded by the Bank or Participating Organization and reflected in the account statements provided by the Bank or Participating Organization to customers.


                        Eligible investors may also purchase a Fund's Investor
                      and Fiduciary Shares through the following procedures. The minimum initial investment is generally $1,000 for each Fund and the minimum subsequent investment is generally only $100. For present and retired directors, officers, and employees (and their spouses and children under the age of 21) of The Bank of California, BISYS Fund Services and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar plans. To open an account, contact your investment professional, call the Group at (800) 433-6884, or follow these steps:



                                   BY CHECK OR MONEY ORDER               BY FEDERAL FUNDS WIRE(1)
                            -------------------------------------  -------------------------------------
                            - Complete Account Registration form   - Complete Account Registration form
                            - Mail check and application to:       and mail to:
                             The HighMark Group                     The HighMark Group
                             PO Box 7591                            P.O. Box 7591
                             San Francisco, CA 94120                San Francisco, CA 94120
                                                                   - On the day you wish to purchase
                                                                   Shares, Wire Funds to the Bank of
                                                                     California. Call the Group at (800)
                                                                     433-6884 for proper wire
                                                                     instructions.


                       --------------------------------

                      (1) Note: Shares cannot be purchased by wire until a
                          properly completed application is received by the Group.



                        Shares of each Fund are purchased at the net asset value
                      per share (plus a sales charge, in the case of a purchase of Investor Shares) next determined after receipt by the Group of an order to purchase shares in proper form. Purchases of Shares in a Fund will be effected only on a Business Day (see VALUATION OF SHARES). It is the responsibility of the investor's broker-dealer or other financial intermediary to transmit purchase orders and payment for Shares to the Distributor.


                        If so designated on a Shareholder's Account Registration
                      form, a Shareholder may effect the following transactions by telephone: purchase additional Fund Shares; effect redemptions; and exchange Fund Shares for Shares of the class of any other Funds which the Shareholder qualifies to purchase directly (see TELEPHONE TRANSACTIONS).

                        Subsequent purchases of Fund Shares may be made at any
                      time by mailing a check or money order or wiring funds to the Group as described above. Once an investor's Account Registration form has been received by the Group, the investor may also purchase additional Shares by telephone or under the Automatic Investment Plan described below. Telephone orders may be placed by calling the Group at
                      (800) 433-6884. Payment for Shares ordered by telephone may be made by check and must be received by the Group within five business days of the telephone order.

                        If a check for the purchase of Shares does not clear (or
                      in the case of telephone orders, if payment is not received within five business days), the purchase will be cancelled and the investor could be liable for any losses or fees incurred by a Fund. The Group reserves the right to take such action as is necessary to recover any such fees and losses, including the involuntary redemption of any Shares held in the ordering investor's account.


                        Investors may also purchase Shares by arranging
                      systematic monthly, bi-monthly or quarterly investments into the Income Funds with HighMark's Automatic Investment Plan ("AIP"). The minimum initial investment referenced above still applies for each fund. The minimum periodic investment amounts are $50 per monthly or bi-monthly transfer or $150 per quarterly transfer, and the minimum periodic investment per Fund is $25. The maximum amount with respect to any transfer is $100,000. After investors give the Group proper authorization, their bank accounts, which must be with banks which are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Group for every transaction, and a debit entry will appear on their bank statements.


                        To participate in AIP, investors must complete the
                      appropriate sections of the Account Registration form or the Automatic Investment/Withdrawal Plan form. These forms may be obtained by calling the Group at (800) 433-6884. The amount investors specify will automatically be invested in Shares at the Fund's net asset value per Share next determined after the debit is made.


                        To change the frequency or amount invested under AIP,
                      written instructions must be received by the Group at least 7 Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Group at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under HOW TO REDEEM SHARES below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Shares will be purchased).


                        Investors should check with their banks to determine
                      whether their banks are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Fund to investors for use of these services.


                        Certain entities (including The Bank of California and
                      its affiliates) may charge customers fees in conjunction with investments in a Fund such as fees for administrative support services and/or fees for the purchase or redemption of Fund Shares through the customer's account pursuant to specific or preauthorized instructions. Information concerning these services and any charges can be obtained by the entity making the investment and this Prospectus should be read in conjunction with that information.



                        The Group reserves the right to reject any order for the
                      purchase of Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.


                        Shareholders will receive a confirmation of each new
                      transaction in the Shareholder's account. Confirmations of purchases and redemptions on behalf of customers of certain entities holding omnibus accounts (including certain accounts of The Bank of California or its affiliates) will be sent to the entity making the investment and Shareholders may rely on these statements in lieu of certificates. Certificates representing the Income Funds' Shares will not be issued.

                      Sales Charge

                        The public offering price of an Investor Share of each
                      of the Funds equals its net asset value plus a sales charge in accordance with the table below.


                        BISYS Fund Services (the "Distributor") receives this
                      sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.



                                                 SALES CHARGE AS                                DEALER
                                                 A PERCENTAGE OF     SALES CHARGE AS           ALLOWANCE
                                                   NET AMOUNT        A PERCENTAGE OF      AS A PERCENTAGE OF
                           AMOUNT OF PURCHASE       INVESTED      PUBLIC OFFERING PRICE  PUBLIC OFFERING PRICE
                        ------------------------ ---------------  ---------------------  ---------------------
                        Less than $50,000.......      3.09%               3.00%                  2.70%
                        $50,000 but less than
                          $100,000..............      2.56%               2.50%                  2.25%
                        $100,000 but less than
                          $250,000..............      2.04%               2.00%                  1.80%
                        $250,000 but less than
                          $1,000,000............      1.01%               1.00%                  0.90%
                        $1,000,000 or more......      0.00%               0.00%                  0.00%

                        From time to time dealers who receive dealer discounts
                      and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

                        The Distributor, at its expense, will also provide
                      additional compensation to dealers in connection with sales of Shares of any of the Funds of the Group. Compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises, and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its shareholders.

                      Sales Charge Waivers

                        The following categories of investors may purchase
                      Investor Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

                         (1) Existing holders of Investor Shares of a Fund upon
                             the reinvestment of dividend and capital gain distributions on those Shares;

                         (2) Investment companies advised by MERUS or
                             distributed by The BISYS Group, Inc. or its affiliates placing orders on each entity's behalf;

                         (3) State and local governments;

                         (4) Individuals who have received distributions from
                             employee benefit trust accounts administered by The Bank of California who are rolling over such distributions into an individual retirement account for which the Bank serves as trustee or custodian;

                         (5) Individuals who purchase Shares with proceeds from
                             a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by The Bank of California;

                         (6) Individuals who purchase Shares with proceeds
                             received in connection with a distribution paid from a Bank of California trust or agency account;


                         (7) Investment advisers or financial planners regulated
                             by a federal or state governmental authority who is purchasing Shares for its own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent;



                         (8) Investors purchasing Shares with proceeds from a
                             redemption of shares of another open-end investment company (other than The HighMark Group) on which a sales charge was paid if (i) such redemption occurred within thirty (30) days prior to the date of the purchase order. Satisfactory evidence of the purchaser's eligibility must be provided at the time of purchase (e.g., a confirmation of the redemption);




                         (9) Brokers, dealers and agents who are purchasing for
                             their own account and who have a sales agreement with the Distributor, and their employees (and their spouses and children under the age of 21); and




                        (10) Investors purchasing shares on behalf of a
                             qualified prototype retirement plan (other than an IRA, SEP-IRA or Keogh) sponsored by The Bank of California.


                        The Distributor may also periodically waive the sales
                      charge for all investors with respect to a Fund.


                        With regard to categories 2 through 10 above, the
                      Distributor must be notified that the purchase qualifies for a sales charge waiver at the time of purchase.


                      Letter of Intent

                        An Investor may obtain a reduced sales charge by means
                      of a written Letter of Intent that expresses the intention of such Investor to invest a certain amount in Investor Shares of any of the Funds within a period of 13 months. Each purchase of Shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Investor Shares made not more than 90 days prior to the date such Investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice.

                        A Letter of Intent is not a binding obligation upon the
                      Investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is

                      5% of such amount. Investor Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the Investor) to secure payment of the higher sales charge applicable to the Investor Shares actually purchased if the full amount indicated is not purchased, and such escrowed Investor Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Investor Shares, whether paid in cash or reinvested in additional Investor Shares, are not subject to escrow. The escrowed Investor Shares will not be available for disposal by the Investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released.


                        When an Investor enters into a letter of intent that
                      includes Shares purchased prior to the date of the letter of intent or to the extent that an Investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional Investor Shares subject to the rate of sales charge applicable to the actual amount of the aggregate purchases at the then current public offering price.

                        For further information, interested investors should
                      contact the Group at (800) 433-6884.

                      Concurrent Purchases and Rights of Accumulation


                        An Investor may qualify for a lower sales charge by
                      combining concurrent purchases of Investor Shares of one or more of the Funds of the Group sold with a sales charge. For example, if a Shareholder concurrently purchases Shares in one Fund sold with a sales charge at the total public offering price of $50,000 and Shares in another Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.


                        Pursuant to rights of accumulation, a Shareholder may
                      combine a current purchase of Investor Shares of a Fund with prior purchases of Investor Shares of a Fund of the Group sold with a sales charge. The public offering price applicable to a purchase of Investor Shares is based on the sum of (i) the Shareholder's current purchase of Investor Shares of any Fund of the Group sold with a sales charge and (ii) the then current net asset value of the Shareholder's combined holdings of Investor Shares of any of the Funds of the Group sold with a sales charge.


                        For purposes of concurrent purchases, rights of
                      accumulation and letters of intent, the Shareholder's combined holdings shall include the combined holdings of the Shareholder and the Shareholder's spouse and children under the age of 21. To receive the applicable public offering price pursuant to such concurrent purchases, rights of accumulation and letters of intent, Investors must, at the time of purchase, provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be modified or eliminated at any time or from time to time by the Group without notice.



                      Reductions for Qualified Groups

                        Reductions in sales charges also apply to purchases by
                      individual members of a "qualified group." The reductions are based on the aggregate dollar amount of shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the Transfer Agent of the existence of a bona fide qualified group and their membership therein.


                        All orders from a qualified group will have to be placed
                      through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies the group.


EXCHANGE
PRIVILEGES              As indicated under GENERAL INFORMATION--Description of
                      The Group & Its Shares, each of the Group's Funds issues two classes of Shares (Investor Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to each Fund's Investor Shares. A Shareholder's eligibility to exchange into a particular class of Shares will be determined at the time of the exchange. The Shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.



                        Each Fund's Shares may be exchanged for Shares of the
                      class of the various other Funds of the Group which the Shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged.

                      Shareholders may exchange their Investor Shares for Investor Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Investor Shares exchanged. Shareholders may exchange their Investor Shares for Investor Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Investor Shares of a Money Market Fund for which no sales load was paid for Investor Shares of an Income Fund. Under such circumstances, the cost of the acquired Investor Shares will be the net asset value per share plus the appropriate sales load. If Investor Shares of the Money Market Fund were acquired in a previous exchange involving Shares of a non-money market HighMark Fund, then such Shares of the Money Market Fund may be exchanged for Shares of an Income Fund without payment of any additional sales load within a twelve month period. In order to receive a reduced sales charge when exchanging into a Fund, the Shareholder must notify the Group that a sales charge was originally paid and provide sufficient information to permit confirmation of qualification.


                        Exchanges will be made on the basis of the relative net
                      asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.


                        Certain entities (including Participating Organizations
                      and The Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges, if any, can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.


                        A Shareholder wishing to exchange Shares in an Income
                      Fund may do so by contacting the Group at (800) 433-6884 or by providing instructions to the Group (see TELEPHONE TRANSACTIONS). Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the Distributor or the Transfer Agent.

                        An exchange is considered to be a sale of Shares for
                      federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of the Group may legally be sold. The Group may materially amend or terminate the exchange privileges described herein upon sixty days' notice.


HOW TO REDEEM
SHARES                  Shares may ordinarily be redeemed by mail, by telephone
                      or by HighMark's SHARES Automatic Withdrawal Plan ("AWP") described below. However, with respect to investments made on a customer's behalf by certain entities (including Participating Organizations and The Bank of California or its affili-

                      ates), all or part of the customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account with such entity. For example, if a customer has agreed to maintain a minimum balance with the entity, the customer may be required to redeem, or the entity may redeem on the customer's behalf, all or part of the customer's Shares to the extent necessary to maintain the required minimum balance.

                        A written request for redemption must be received by the
                      Group in order to constitute a valid request for redemption. The Group may require a signature guarantee by an Eligible Guarantor Institution, as defined above under HOW TO PURCHASE SHARES. The Group reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if both of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the Account Registration form.

                      Payments to Shareholders


                        A Shareholder may have the payment of redemption
                      requests sent electronically or mailed directly to a domestic commercial bank account previously designated on the Account Registration form. Redemption orders are effected at the net asset value per Share next determined after receipt of a valid request for redemption. Payment to Shareholders will be made within seven days after the Group receives the redemption order. However, to the greatest extent possible, the Group will attempt to honor requests from Shareholders for next Business Day payments upon redemption of Shares if the request for redemption is received by the Group before the Valuation Time (generally, 4:00 p.m., Eastern Time) on a Business Day or, if the request for redemption is received after the Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Group or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.


                        A wire redemption request may be made by telephoning the
                      Group, who will reduce the amount of the wire redemption payment by its wire redemption charge (presently $11.00). There is no charge for having payment of redemption requests mailed to a designated bank account. Shareholders may redeem Shares by telephone by calling the Group at
                      (800) 433-6884 (see TELEPHONE TRANSACTIONS).

                        At various times, the Group may be requested to redeem
                      Shares for which it has not yet received good payment. In these circumstances, the Group may delay the forwarding of proceeds until payment has been collected for the purchase of the Shares, which may take up to 14 or more days. Shareholders may avoid the possibility of such a delay by making payment for Shares by wiring funds to the custodian. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities with a market value equal to the redemption price. In these cases, an investor may incur brokerage costs in converting the securities to cash.

                        Shareholders may also arrange to have systematic
                      monthly, bi-monthly or quarterly redemptions deposited into their bank accounts with AWP, provided that their bank accounts are with banks which are members of the Automated Clearing House. The minimum redemption amounts are $50 per monthly or bi-monthly transfer or $150 per quarterly transfer, and the maximum amount with respect to any transfer is $100,000. With proper Shareholder authorization, the Group will redeem Shares equal to the dollar amount specified by the Shareholder at the net asset value next determined after the credit is made.


                        To participate in AWP, Shareholders must complete the
                      appropriate sections of the Account Registration form or the Automatic Investment/Withdrawal Plan form. These forms may be obtained by calling the Group at (800) 433-6884. To change the frequency or amount withdrawn, instructions must be received by the Group at least 7 Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Group at least 20 Business Days in advance. In order to change a bank or bank account number, Shareholders also must have their signature guaranteed by an Eligible Guarantor Institution as more fully described above.


                        Shareholders should check with their banks to determine
                      whether their banks are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Income Funds related to AWP are borne by the Funds and therefore there is no direct charge by a Fund to Shareholders for use of these services.

                        Due to the relatively high cost of handling small
                      investments, the Group reserves the right to redeem, at net asset value, Shares of an Income Fund if, because of redemptions, the Shareholder's account with respect to that Fund has a value of less than $250. Accordingly, an investor purchasing Shares of an Income Fund in only the minimum investment amount may be subject to involuntary redemption if he or she thereafter redeems Shares in that Fund. Before the Group exercises its right to redeem such Shares, the Shareholder will be given notice and allowed 60 days to make an additional investment to increase the value of the account to at least $250. For examples of when the Group may suspend the right of redemption or redeem Shares involuntarily, see ADDITIONAL PURCHASE AND REDEMPTION INFORMATION--Matters Affecting Redemption in the Statement of Additional Information.



TELEPHONE
TRANSACTIONS            As noted above, unless a Shareholder elects otherwise,
                      he or she has the privilege to effect purchases, exchanges or redemptions by telephone. A Shareholder risks possible losses from unauthorized exchanges or redemptions from the Shareholder's account. Each Fund will employ procedures designed to provide reasonable assurance to confirm that instructions communicated by telephone are genuine, and if a Fund does not employ such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all telephone transactions, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a Shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address listed above under HOW TO PURCHASE SHARES.



DIVIDENDS               The net income of each of the Income Funds is declared
                      and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net realized capital gains are distributed at least annually to Shareholders of record.


                        Shareholders will automatically receive all income
                      dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the Group at P.O. Box 7591, San Francisco, CA 94120, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.


FEDERAL
TAXATION                Each Income Fund intends to qualify for treatment as a
                      "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute substantially all of its net investment income and net realized capital gains so that each Fund is not required to pay federal taxes on these amounts.

                        Distributions of ordinary income and/or an excess of net
                      short-term capital gain over net long-term capital loss are treated for federal tax purposes as ordinary income to Shareholders. It is anticipated that distributions from each Fund will not be eligible for the dividends received deduction for corporations. Distributions by the Funds of the excess of net long-term capital gain over net short-term capital loss is taxable to Shareholders as long-term capital gain in the year with respect to which it is received, regardless of how long the Shareholder has held Shares of the Fund. If a Shareholder disposes of Shares in the Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received capital gain dividends on the Shares.



                        Prior to purchasing Shares of the Income Funds, the
                      impact of dividends or capital gain distributions that are expected to be declared or have been declared, but not paid, should be carefully considered. Dividends or capital gain distributions received after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividends or distributions may be, as an economic matter, a return of capital to Shareholders. A Shareholder should consult his or her tax adviser for specific advice about the tax consequences to the Shareholder of investing in a Fund.


                        Dividends attributable to interest from obligations of
                      the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes. The Group intends to advise Shareholders of the proportion of the Funds' dividends which consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

                        Additional information regarding federal taxes is
                      contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting each Fund and its Shareholders. In addition, the foregoing discussion and the federal tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.


                        Shareholders will be advised at least annually as to the
                      federal income tax status of distributions made during the year.



SERVICE



ARRANGEMENTS          Investment Adviser


                        MERUS, a division of The Bank of California, serves as
                      the Income Funds' investment adviser. Subject to the general supervision of the Group's Board of Trustees, MERUS manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of a Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

                        E. Jack Montgomery has served as the portfolio manager
                      of the Bond Fund since June, 1994. Prior to joining MERUS, Mr. Montgomery was employed by the San Francisco Employees' Retirement System and, prior to that, First Interstate Bank of Oregon. Mr. Montgomery graduated from the University of Oklahoma in 1971 and earned his M.B.A. from the University of Oregon.

                        William A. Howard has served as the portfolio manager of
                      the Government Bond Fund since November, 1993 and has served as portfolio manager of the Group's Money Market Funds for the past three and one half years. Prior to joining MERUS, Mr. Howard was employed by Benham Management Corporation.


                        For the expenses assumed and services provided by MERUS
                      as each Fund's investment adviser, The Bank of California receives a fee from each Income Fund, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the first $40 million of each Fund's average daily net assets and sixty one-hundredths of one percent (.60%) of the Fund's remaining average daily net assets. Depending on the size of the Fund, this fee may be higher than the advisory fee paid by most mutual funds, although the Board of Trustees believes it will be comparable to advisory fees paid by many funds having similar objectives and policies. The Bank of California may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that The Bank of California will choose to make such an agreement, any voluntary reductions in The Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During the Group's fiscal year ended July 31, 1995, The Bank of California received investment advisory fees from the Bond Fund and the Government Bond Fund aggregating 0.45% and 0%, respectively, of each Fund's average daily net assets.



                        Incorporated in 1864, The Bank of California was the
                      first incorporated banking institution in the West. The Bank of California offers a wide range of banking services to its clients in California, Oregon and Washington and around the world. As of September 30, 1995, The Bank of California and its subsidiaries had approximately $7.9 billion in commercial assets. MERUS is a division of The Bank of California's Trust and Investment Management Group, which manages approximately $6.8 billion of The Bank of California's trust assets. MERUS, with a team of approximately 30 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

                        The Mitsubishi Bank, Limited, of Tokyo, Japan, directly
                      or indirectly owns all of the outstanding shares of the Bank. The Mitsubishi Bank, Limited and The Bank of Tokyo, Ltd. have announced their intention to merge. The resulting entity will be named The Bank of Tokyo-Mitsubishi, Ltd. The directors and shareholders of the respective organizations have approved the proposed merger in principle.

                        The Bank of Tokyo, Ltd. and The Mitsubishi Bank, Limited
                      announced they had reached a basic understanding concerning the merger of their respective subsidiary banks in California, Union Bank and The Bank of California. The merger has been approved by the Boards of Directors of Union Bank and The Bank of California, and will be finalized after obtaining the required shareholders' and regulatory approvals. The name of the combined California bank will be Union Bank of California.

                        The target date of both the above-described mergers is
                      April 1, 1996.

                        One or more of the foregoing transactions may constitute
                      an "assignment" of the existing investment advisory agreements between the Group and MERUS. In the event they do constitute such an "assignment" under the 1940 Act, the "assignment" will result in the automatic termination of the investment advisory agreements, effective at the time of the transaction. Prior to the transactions, shareholders of each Fund will be asked to approve a new investment advisory agreement between that Fund and Union Bank of California (or a registered investment advisor affiliate), to take effect at the time of the transactions. A proxy statement describing the terms of the new agreements will be sent to shareholders of the Group prior to their being asked to vote on the new agreements.


                      Administrator & Distributor


                        BISYS Fund Services Limited Partnership ("BISYS Fund
                      Services") is the administrator and distributor of the Income Funds. BISYS Fund Services is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and Recordkeeping services to and through banking and other financial organizations. Pursuant to a separate agreement with BISYS Fund Services, The Bank of California performs sub-administration services on behalf of the Funds, for which it receives compensation from BISYS Fund Services. A description of the services performed by The Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.



                        As administrator, BISYS Fund Services generally assists
                      in all aspects of each Fund's administration and operation. For the expenses assumed and services provided as administrator, BISYS Fund Services receives a fee from each of the

                      Income Funds, computed daily and paid periodically, at an annual rate of twenty one-hundredths of one percent (0.20%) of each Fund's average daily net assets. BISYS Fund Services may from time to time agree to reduce voluntarily its administration fee. While there can be no assurance that BISYS Fund Services will choose to make such an agreement, any voluntary reductions in BISYS Fund Services's administration fee will lower a Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect. During the Group's fiscal year ended July 31, 1995, BISYS Fund Services received administration fees from the Bond Fund and the Government Bond Fund aggregating 0.13% and 0%, respectively, of each Fund's average daily net assets.



                        The Group has adopted a Shareholder Services Plan
                      permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers who are Fund Shareholders. Each Income Fund has entered into a specific arrangement with BISYS Fund Services for the provision of such services by BISYS Fund Services, and reimburses BISYS Fund Services for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of each Fund's average daily net assets.


                      The Distribution Plan


                        Pursuant to the Group's Distribution Plan, each Income
                      Fund pays the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to that Fund's Investor Shares. Fiduciary Shares are not subject to the Distribution Plan or a distribution fee.


                        The Distributor may use the distribution fee applicable
                      to a Fund's Investor Shares to provide distribution assistance with respect to the sale of the Fund's Investor Shares or to provide Shareholder services to the holders of the Fund's Investor Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Investor Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning a Fund's Investor Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plan will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include The Bank of California, its subsidiaries and its affiliates.

                        Participating Organizations may charge customers fees in
                      connection with investments in a Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

                        The distribution fee under the Distribution Plan will be
                      payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. The Distributor may from time to time voluntarily reduce its distribution fee with respect to a Fund in significant amounts for substantial periods of time pursuant to an agreement with the Group. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fee will lower such Fund's expenses, and thus increase such Fund's yield and total returns, during the period such voluntary reductions are in effect. In addition, the Distributor and the Participating Organizations have agreed to voluntarily reduce payments to be received pursuant to the Distribution Plan with respect to a Fund to the extent necessary to ensure that such payments do not exceed the income attributable to such Fund's Investor Shares on any day.

                      Banking Laws


                        The Bank of California believes that MERUS may perform
                      the services for the Funds contemplated by its investment advisory agreement with the Group without a violation of applicable banking laws and regulations, and has so represented to the Group in the investment advisory agreement. The Bank of California also believes that it may perform sub-administration services on behalf of each Fund, for which it receives compensation from BISYS Fund Services, without a violation of applicable banking laws and regulations and has so represented in the Servicing Agreement. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which The Bank of California or MERUS could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.


                      Transfer Agent, Custodian & Fund Accounting Services


                        BISYS Fund Services Ohio, Inc., 3435 Stelzer Road,
                      Columbus, OH 43219, serves as the Income Funds' transfer agent and also acts as the Income Funds' fund accountant. While BISYS Fund Services Ohio, Inc. is a distinct legal entity from BISYS Fund Services (the Group's administrator and distributor), BISYS Fund Services Ohio, Inc. is considered to be an affiliated person of BISYS Fund Services under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio, Inc. is owned by substantially the same persons that directly or indirectly own BISYS Fund Services.


                        Pursuant to an agreement with BISYS Fund Services Ohio,
                      Inc., The Bank of California provides sub-transfer agency services with respect to investments in each Fund's Shares through certain accounts maintained with The Bank of California and its affiliates, for which it receives compensation from BISYS Fund Services Ohio, Inc. The Bank of California also serves as the custodian for the Income Funds.

                        Services performed by BISYS Fund Services Ohio, Inc. as
                      the Funds' transfer agent and fund accountant, and by The Bank of California, as the Funds' sub-transfer agent and custodian as well as the basis of remuneration for such services are described in the Statement of Additional Information.


GENERAL
INFORMATION           Description of The Group & Its Shares



                        The Group was organized as a Massachusetts business
                      trust on March 10, 1987, and consists of 13 series of Shares representing units of beneficial interest in the Group's Growth Fund, Income and Growth Fund, Income Equity Fund, Balanced Fund, Bond Fund, Government Bond Fund, Diversified Obligations Fund, U.S. Government Obligations Fund, 100% U.S. Treasury Obligations Fund, California Tax-Free Fund, Tax-Free Fund, the Intermediate California Municipal Bond Fund and the Intermediate Municipal Bond Fund. As of the date hereof, no shares of the Intermediate California Municipal Bond Fund or the Intermediate Municipal Bond Fund had been offered for sale. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if the Group were liquidated, would receive the net assets attributable to that Fund. Shares are without par value.

                        As noted above, pursuant to an order received by the
                      Group from the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in each Fund, Shares of the Group's Funds have been divided into two classes, designated Investor Shares and Fiduciary Shares, for purposes of the Group's Distribution Plan and related distribution fee, which fee is applicable only to such Funds' Investor Shares. Investor Shares and Fiduciary Shares represent interests in the same portfolio of investments of a Fund and are identical in all respects except that Investor Shares bear the expense of the fee, if any, under the Distribution Plan, which will cause the Investor Shares to have a higher expense ratio (and possibly lower net asset value) and to pay lower dividends than those related to Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Distribution Plan. Investor Shares are generally sold subject to a sales charge at the time of purchase. There is no sales charge on Fiduciary Shares.


                        The Group believes that as of November 1, 1995, The Bank
                      of California (400 California Street, Post Office Box 45000, San Francisco, CA 94104) was the Shareholder of record of 67.81% of the Investor Shares and 94.51% of the Fiduciary Shares of the Bond Fund and 84.20% of the Fiduciary Shares of the Government Bond Fund.


                      The Reorganization of The IRA Fund & The Group

                        As of June 23, 1988, pursuant to an Agreement and Plan
                      of Reorganization among the IRA Fund, the Group, and The Bank of California, substantially all of the assets of the IRA Fund's Income Equity Portfolio and Bond Portfolio were transferred to the Group's Income Equity Fund and Bond Fund, respectively, in exchange for such Fund's Shares, and substantially all of the assets of the IRA Fund's Short Term Portfolio were transferred to one or more of the Group's Money Market Funds in exchange for Shares of such Money Market Fund or Funds.

                      Miscellaneous

                        Shareholders will be sent unaudited semi-annual reports
                      and annual reports audited by independent public accountants.


                        Shareholders are entitled to one vote for each Share
                      held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of the Group will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when the Group's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and (ii) only Investor Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. The Group is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.


                        The Group's Trustees are elected by Shareholders, except
                      that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION-- Miscellaneous in the Statement of Additional Information.



                        Inquiries may be directed in writing to The HighMark
                      Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 433-6884.

                           THE HighMark INCOME FUNDS

                            INVESTMENT PORTFOLIOS OF
                         THE HighMark MUTUAL FUND GROUP
                   For further information (including current
                  yield, purchase and redemption information),
                              call (800) 433-6884

INVESTMENT ADVISER
MERUS Capital Management,
a division of The Bank of California, N.A.
400 California Street
Post Office Box 45000
San Francisco, CA 94104


CUSTODIAN



The Bank of California, N.A.



400 California Street



Post Office Box 45000



San Francisco, CA 94104


ADMINISTRATOR & DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219


LEGAL COUNSEL
Ropes & Gray


One Franklin Square



1301 K Street, N.W., Suite 800 East



Washington, D.C. 20005


AUDITORS

Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402



  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



NOT FDIC INSURED

                                [HIGHMARK LOGO]
                                    HIGHMARK
                               MUTUAL FUND GROUP


                               TRS-17235(R12/95)

                             CROSS REFERENCE SHEET

                       THE HIGHMARK MUNICIPAL BOND FUNDS

Form N-1A Part A Item                                   Prospectus Caption
---------------------                                   ------------------
1.  Cover Page........................................  Cover Page

2.  Synopsis..........................................  Fee Table

3.  Condensed Financial Information...................  Per Share Income And
                                                        Capital Changes;
                                                        Performance Information

4.  General Description of Registrant.................  Fund Description;
                                                        Investment Objective;
                                                        Investment Policies &
                                                        Fund Portfolios; General
                                                        Information--Description
                                                        of the Group & Its Shares

5.  Management of the Fund............................  Service Arrangements

5A. Management's Discussion of Fund Performance.......  Inapplicable

6.  Capital Stock and Other Securities................  How to Purchase Shares;
                                                        Exchange Privileges; How to
                                                        Redeem Shares; Dividends;
                                                        Taxation; Service
                                                        Arrangements--Administrator
                                                        & Distributor--The
                                                        Distribution Plan; General
                                                        Information--Description
                                                        of the Group & Its Shares;
                                                        General Information--
                                                        Miscellaneous

7.  Purchase of Securities Being Offered..............  Valuation of Shares; How to
                                                        Purchase Shares; Exchange
                                                        Privileges; Service
                                                        Arrangements--Administrator
                                                        & Distributor--The
                                                        Distribution Plan

8.  Redemption or Repurchase..........................  How to Redeem Shares

9.  Pending Legal Proceedings.........................  Inapplicable

                                  THE HIGHMARK

                                 MUNICIPAL FUNDS

          . . . INVESTMENT PORTFOLIOS OF THE HIGHMARK MUTUAL FUND GROUP

    -    THE FUNDS
         The Intermediate California Municipal Bond Fund
         The Intermediate Municipal Bond Fund

    - THE INTERMEDIATE CALIFORNIA MUNICIPAL BOND FUND invests primarily in bonds and notes, the interest on which is excluded from gross income for federal and California personal income tax purposes.

         THE INTERMEDIATE CALIFORNIA MUNICIPAL BOND FUND'S objective is to provide current income exempt from federal income taxes and California personal income tax.

    - THE INTERMEDIATE MUNICIPAL BOND FUND invests primarily in bonds and notes, the interest on which is excluded from gross income for federal income tax purposes.

         THE INTERMEDIATE MUNICIPAL BOND FUND'S objective is to provide current income exempt from federal income taxes.

    -    EASY PURCHASE OR REDEMPTION BY TELEPHONE, MAIL OR WIRE

    -    LIQUIDITY

    - MINIMUM INITIAL INVESTMENT ONLY $1,000 (a lower or no minimum may apply)

    - MINIMUM SUBSEQUENT INVESTMENT ONLY $100 (a lower or no minimum may apply)

    -    PROFESSIONAL MANAGEMENT

    -    RECORDKEEPING AND SAFEKEEPING OF SECURITIES

    - INVESTMENT ADVISER--MERUS Capital Management, a division of The Bank of California, N.A.

                                                    not a part of the prospectus

                                                                      PROSPECTUS

                                                                December 1, 1995


THE HIGHMARK MUNICIPAL BOND FUNDS

         The HighMark Municipal Bond Funds (the "Municipal Funds") consist of The HighMark Intermediate California Municipal Bond Fund and The HighMark Intermediate Municipal Bond Fund. Each Municipal Fund is an investment portfolio of The HighMark Group (the "Group"), a diversified, open-end management investment company.

          The HighMark Intermediate California Municipal Bond Fund (the "California Municipal Fund") -- The investment objective of the California Municipal Fund is to provide current income exempt from federal income taxes and California personal income tax.

         The HighMark Intermediate Municipal Bond Fund (the "Municipal Fund") -- The investment objective of the Intermediate Municipal Bond Fund is to provide current income exempt from federal income taxes.

         The California Municipal Fund and the Municipal Fund invest primarily in bonds and notes issued by or on behalf of states (primarily, in the case of the California Municipal Fund, the State of California), territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions ("Municipal Securities"). Under normal market conditions, at least 65% of the total assets of each of the California Municipal Fund and the Municipal Fund will be invested in Municipal Securities, the interest on which is excluded from gross income for federal income tax purposes (and, in the case of the California Municipal Fund, California personal income tax purposes), although any part of such interest may be treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         The Municipal Funds will ordinarily seek to maintain an average dollar-weighted maturity of three to ten years.

         Under normal market conditions, up to 35% of the total assets of the California Municipal Fund and the Municipal Fund may be invested in securities the interest on which is subject to regular federal or, in the case of the California Municipal Fund, California personal income tax ("Taxable Obligations").

         SHARES IN THE MUNICIPAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE BANK OF CALIFORNIA, N.A. OR ANY OF ITS AFFILIATES, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN SHARES INVOLVE THE RISK OF A POSSIBLE LOSS OF PRINCIPAL.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
         AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
             HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
                SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
               ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                       THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------
                                                        (continued on next page)

(continued from previous page)

                The Investment Adviser to the Municipal Funds is:

      MERUS Capital Management, a division of The Bank of California, N.A.

         The Municipal Funds are 2 of 13 separate investment portfolios (each a "Fund") offered by the Group, which include:

         The HighMark Growth Fund

         The HighMark Income and Growth Fund

         The HighMark Income Equity Fund

         The HighMark Balanced Fund

         The HighMark Bond Fund

         The HighMark Government Bond Fund

         The HighMark Diversified Obligations Fund

         The HighMark U.S. Government Obligations Fund

         The HighMark 100% U.S. Treasury Obligations Fund

         The HighMark California Tax-Free Fund

         The HighMark Tax-Free Fund

         The HighMark Intermediate California Municipal Bond Fund

         The HighMark Intermediate Municipal Bond Fund


         Each Municipal Fund has been divided into two classes of Shares ("Investor" Shares and "Fiduciary" Shares) for purposes of a sales charge and the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"). Investor and Fiduciary Shares of a particular Municipal Fund represent interests in the same portfolio of investments and are identical in all respects except that Investor Shares pay a sales charge upon purchase and bear the expense of the fee under the Distribution Plan, which will cause the Investor Shares to have a higher expense ratio (and possibly a lower net asset value) and to pay lower dividends than those related to Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Distribution Plan. Investor Shares are generally sold subject to a sales charge at the time of purchase. There is no sales charge on Fiduciary Shares. Only the following investors qualify to purchase a Municipal, Equity or Income Fund's Fiduciary
Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with The Bank of California or its affiliates; (ii) Shareholders who currently own Shares of the Group's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iii) present and retired directors, officers, and employees (and their spouses and children under the age of 21) of The Bank of California, BISYS Fund Services or their affiliated companies, whether or not investments are made through an employee benefit plan on such person's behalf. All other investors are eligible to purchase Investor Shares only. For information concerning those investors who qualify to purchase Investor and Fiduciary Shares, sales charges and the operation of the Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS--Administrator & Distributor--The Distribution Plan in this Prospectus.

         This Prospectus relates only to the Municipal Funds. Interested persons who wish to obtain a prospectus for the other Funds of the Group may write to the Group's distributor: BISYS Fund Services, 3435 Stelzer, Columbus, Ohio 43219, or call (800) 433-6884.


         Additional information about the Municipal Funds is contained in a Statement of Additional Information that has been filed with the Securities and Exchange Commission and is available upon request without charge by writing or calling the Funds at the above address and telephone number. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

         This Prospectus sets forth concisely the information about the Municipal Funds that a prospective investor ought to know before investing. Please read this Prospectus and retain it for future reference.

                                TABLE OF CONTENTS

                                                                            Page
Fee Table.................................................
Fund Description..........................................
Performance Information...................................
Investment Objective......................................
Investment Policies & Fund Portfolios.....................
Valuation of Share........................................
How to Purchase Shares....................................
Exchange Privileges.......................................
How to Redeem Shares......................................
Telephone Transactions....................................
Dividends.................................................
Taxation..................................................
Service Arrangements......................................
General Information.......................................


                          MUNICIPAL FUNDS FEE TABLE

                                                                  CALIFORNIA
                                                                MUNICIPAL FUND             MUNICIPAL FUND
                                                                --------------             --------------
                                                           Investor      Fiduciary    Investor      Fiduciary
                                                            Shares         Shares      Shares         Shares
                                                            ------         ------      ------         ------
Shareholder Transaction Expenses(a)
      Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price) ..........    4.50%              0%      4.50%              0%
      Maximum Sales Load Imposed on Reinvested
         Dividends (as a percentage of offering
         price) .......................................       0%              0%         0%              0%
      Deferred Sales Load
         (as a percentage of original purchase price
         or redemption proceeds, as applicable) .......       0%              0%         0%              0%
      Redemption Fees
         (as a percentage of amount redeemed,
         if applicable)(b) ............................       0%              0%         0%              0%
      Exchange Fee(c) .................................       0%              0%         0%              0%
Annual Operating Expenses
 (as a percentage of net assets)
      Management Fees
         (after voluntary reduction)(d) ...............       0%              0%         0%              0%
      12b-1 Fees ......................................       0%(e)           0%         0%(e)           0%
      Other Expenses (after voluntary reduction)(f) ...    0.80%           0.80%      0.80%           0.80%

      Total Fund Operating Expenses ...................    0.80%           0.80%      0.80%           0.80%
                                                           ====            ====       ====            ====

Example: You would pay the following expenses on a $1,000 investment, assuming
    (1) 5% annual return and (2) redemption at the end of each time period:

                                        1 YEAR       3 YEARS
                                        ------       -------
California Municipal Fund
    Investor Shares..................     $53           $69
    Fiduciary Shares.................      $8           $26

Municipal Fund
    Investor Shares..................     $53           $69
    Fiduciary Shares.................      $8           $26


         The purpose of the tables above is to assist an investor in the Municipal Funds in understanding the various costs and expenses that a Shareholder will bear directly or indirectly. For a more complete discussion of each Fund's annual operating expenses, see SERVICE ARRANGEMENTS below. THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         Long-term shareholders of Investor Shares may pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by rules of the National Association of Securities Dealers, Inc.

----------------

(a) Certain entities (including The Bank of California and its affiliates) making investments in the Municipal Funds on behalf of their customers may charge customers fees for services provided in connection with the investment. (See HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS -- Administrator & Distributor -- The Distribution Plan below.)

(b) A wire redemption charge may be deducted from the amount of a wire redemption payment made at the request of a Shareholder. (See HOW TO REDEEM SHARES-Payments to Shareholders below.)

(c) Certain entities (including The Bank of California and its affiliates) may charge their customers fees with respect to exchanges effected on the customer's behalf. (See EXCHANGE PRIVILEGES and SERVICE ARRANGEMENTS -- Administrator & Distributor -- The Distribution Plan below.)

(d) As indicated under SERVICE ARRANGEMENTS-Investment Adviser below, The Bank of California may voluntarily reduce its advisory fee. Absent the voluntary reduction of investment advisory fees, MANAGEMENT FEES for each Fund as a percentage of average daily net assets would be 1.00% of the first $40 million in net assets and .60% of the remaining net assets.

(e) Reflects estimated Rule 12b-1 fees for the current fiscal year. The maximum annual rate of such fees that may be imposed as a percentage of average daily net assets attributable to a Fund's Investor Shares is 0.25%. See SERVICE ARRANGEMENTS -- Administrator & Distributor -- The Distribution Plan below.


(f) OTHER EXPENSES for the California Municipal Fund and the Municipal Fund are based on estimates for each Fund's initial fiscal year. As indicated under SERVICE ARRANGEMENTS-Administrator & Distributor below, BISYS Fund Services may voluntarily reduce its administration fee. Absent the voluntary reduction of administration fees, OTHER EXPENSES as a percentage of average daily net assets would be ____% (Investor Shares) and ____% (Fiduciary Shares) of the California Municipal Fund and ____% (Investor Shares) and ____% (Fiduciary Shares) of the Municipal Fund.


FUND DESCRIPTION

         The HighMark Municipal Funds (the "Municipal Funds") are two of 13 separate investment portfolios ("Funds") of The HighMark Group (the "Group"), a diversified, open-end management investment company. MERUS Capital Management, a division of The Bank of California, N.A. ("MERUS"), serves as the Municipal Funds' investment adviser.

         Each Municipal Fund has been divided into two classes of Shares (Investor Shares and Fiduciary Shares) for purposes of a sales charge and the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"). Investor and Fiduciary Shares of a particular Fund represent interests in the same portfolio of investments and are identical in all respects except that Investor Shares are subject to a sales charge at the time of purchase and bear the expense of the fee under the Distribution Plan, which will cause the Investor Shares to have a higher expense ratio (and possibly a lower net asset value) and to pay lower dividends than Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Distribution Plan. Investor Shares are generally sold subject to a sales charge at the time of purchase. There is no sales charge on Fiduciary Shares. For information concerning those investors who qualify to purchase Investor and Fiduciary Shares, sales charges and the operation of the Group's Distribution Plan, see HOW TO PURCHASE SHARES and SERVICE ARRANGEMENTS--Administrator & Distributor-The Distribution Plan below. (Investor Shares and Fiduciary Shares collectively may be hereinafter referred to as "Shares.")

         Neither the California Municipal Fund nor the Municipal Fund is intended to constitute a balanced investment program. Investment in either Fund generally would not be appropriate for tax-deferred plans, such as IRA and Keogh plans, and investors should consult a tax or other financial adviser to determine whether investment in the California Municipal Fund or the Municipal Fund would be appropriate for them.

         The net asset value per Share of each Municipal Fund will fluctuate as the value of that Fund's investment portfolio changes in response to changing market rates of interest and other factors.

PERFORMANCE INFORMATION

         From time to time the Group may advertise the "total return," "yield" and "tax-equivalent yield" with respect to the Investor and Fiduciary Shares of each Municipal Fund. Performance information is computed separately for a Fund's Investor and Fiduciary Shares in accordance with the formulas described below. Because only Investor Shares bear the expense of the fee, if any, under the Distribution Plan and a sales charge, total return and yield relating to a Fund's Investor Shares will be lower than that relating to the Fund's Fiduciary Shares.

         The yield of each class of shares of a Fund is determined by annualizing the net investment income per Share of that class during a specified thirty-day period and dividing that amount by the per Share public offering price of that class on the last day of the period.

         In the case of the California Municipal Fund, tax-equivalent yield for a class of shares will reflect the amount of income subject to federal and California income taxation at the respective rates specified in the advertisement that a taxpayer would have to earn in order to obtain the same after-tax income as that derived from the yield of that class of Shares.

         In the case of the Municipal Fund, tax-equivalent yield for a class of shares will reflect the amount of income subject to federal (or combined federal and California or Oregon) personal income taxation at the rates specified in the advertisement that a taxpayer would have to earn in order to obtain the same after tax income as that derived from the yield of that class of Shares.

         The distribution rate of a Fund is determined by dividing the income and capital gains distributions, or where indicated the income distributions alone, on a Share of the Fund over a twelve-month period by the per Share public offering price of the Fund on the last day of the period.

         All performance information presented is based on past performance and does not predict future performance.

         Tax-equivalent yield with respect to a class of Shares of a Municipal Fund will be significantly higher than the yield of that class.

         From time to time, the Group may advertise the aggregate total return and average annual total return of each class of shares of either Fund. The average annual total return of each class of shares of either Fund may be quoted for the life of such Fund and for ten-year, five-year and one-year periods, in each case through the most recent calendar quarter. Aggregate total return is determined by calculating the change in the value of a hypothetical $1,000 investment in a stated class of shares of a Fund over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. Average annual total return is calculated by annualizing a class's aggregate total return over the relevant number of years. The resulting percentage indicates the positive or negative investment results that an investor in such class would have experienced from changes in Share price and reinvestment of dividends and capital gain distributions.

INVESTMENT OBJECTIVE

         The investment objective of the California Municipal Fund is to provide current income exempt from federal income tax and California personal income tax.

         The investment objective of the Municipal Fund is to provide current income exempt from federal income taxes.

         The investment objective of either Municipal Fund may not be changed without a vote of the holders of a majority of the outstanding Shares of that Fund (as defined under GENERAL INFORMATION-Miscellaneous below). There can, of course, be no assurance that a Municipal Fund will achieve its investment objective.

INVESTMENT POLICIES & FUND PORTFOLIOS

         The total assets of the California Municipal Fund and the Municipal Fund will be invested primarily in bonds and notes issued by or on behalf of states (primarily, in the case of the California Municipal Fund, the State of California), territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions ("Municipal Securities").

         Under normal market conditions, at least 65% of the value of the total assets of each of the California Municipal Fund and the Municipal Fund will be invested in Municipal Securities, the interest on which is excluded from gross income for federal (and, in the case of the California Municipal Fund, California) income tax purposes. The income from any or all of such securities may, however, be taken into account for purposes of the federal alternative minimum tax. Under normal market conditions, up to 35% of each Fund's total assets may be invested in securities the interest on which is subject to regular federal or, in the case of the California Municipal Fund, California personal income tax ("Taxable Obligations").

         Dividends paid by the California Municipal Fund that are derived from securities the interest on which is exempt from California taxation under the California constitution or any statute of the State of California ("California Exempt-Interest Securities") are excluded from gross income for California personal income purposes. Dividends derived from interest on securities other than California Exempt-Interest Securities may be excluded from gross income for federal income tax purposes but will be subject to California personal income tax.

         In order for the California Municipal Fund to pay California exempt-interest dividends, at least 50% of its total assets must be invested in California Exempt-Interest Securities at the close of each quarter of its taxable year. Dividends, regardless of their source, may be subject to state or local taxes.

         Each Municipal Fund will ordinarily seek to maintain an average dollar-weighted maturity of three to ten years.

         Additional information concerning each Municipal Fund's investments, including certain investment restrictions that may not be changed with respect to a particular Fund without a vote of the holders of a majority of the outstanding Shares of that Fund, is set forth in the Statement of Additional Information.

RATINGS OF INVESTMENTS

         Investments by the Funds will consist of those obligations that, at the time of purchase, are of "investment grade" quality. This means that the securities will be rated in one of the top four rating categories by a nationally recognized statistical rating organization ("NRSRO") (e.g., AAA, AA, A or BBB by Standard & Poor's Corporation, ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's")), or will be securities that do not possess a rating from an NRSRO (i.e., are unrated by an NRSRO) but are determined by MERUS to be of comparable quality to the rated instruments eligible for purchase by the Funds.

         Securities rated in the fourth highest rating category have some speculative characteristics and unfavorable changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer of these bonds to make principal and interest payments than is the case with higher rated bonds. If an investment rated in the fourth highest rating category and held by a Municipal Fund is downgraded by an NRSRO, MERUS will consider whether the investment remains appropriate for the Fund. The amount of information about the financial condition of an issuer of Municipal Securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         For further information concerning the rating and other requirements governing the investments of the California Municipal Fund or the Municipal Fund, see the Statement of Additional Information. The Statement of Additional Information also provides a description of the relevant ratings assigned by each NRSRO.

MUNICIPAL SECURITIES

         The two principal classifications of Municipal Securities that may be held by the California Municipal Fund and the Municipal Fund are "general obligation" securities and "revenue" securities.

         General obligation securities are secured by the issuer's pledge of its full faith and credit and general taxing power for the payment of principal and interest.

         Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. "Private activity" and "industrial revenue" bonds held by the California Municipal Fund or the Municipal Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity and industrial revenue bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         In addition, Municipal Securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax or California personal income tax are rendered at the time of issuance. None of the California Municipal Fund, the Municipal Fund or MERUS will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

         Although the Municipal Funds will each maintain an average portfolio maturity in the intermediate range, the Funds may be primarily invested in short-term Municipal Securities when yields on such securities are greater than yields available on longer-term Municipal Securities, to stabilize net asset value or for temporary defensive purposes.

         The Municipal Funds may purchase participations in lease obligations or installment purchase contract obligations ("lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing and may not be as marketable as more conventional securities. Although "nonappropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear. The Municipal Funds' investments, if any, in these securities will be subject to procedures adopted by the Trustees of the Group from time to time.

         Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Some municipal leases and participation certificates may not be readily marketable.


         Municipal Securities may have fixed or variable interest rates. Each Municipal Fund may purchase floating and variable rate demand notes, which are securities normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is determined by reference to some other lending rate, index or formula, such as a bank's prime rate, and is adjusted periodically based on changes in such other rate, index or formula. The interest rate on a variable rate demand note is adjusted at specified intervals. There generally is no secondary market for these notes, although they may be tendered for redemption at face value. In some cases, the Funds must give more than seven days' notice before tender. Variable rate demand notes with such a notice feature are "illiquid securities" for purposes of the policy limiting the Funds' investments in illiquid securities to 15% of net assets.

         Certain Municipal Securities may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem Municipal Securities held by a Municipal Fund during a time of declining interest rates, the Fund may realize a capital loss on its investment and may not be able to reinvest the proceeds in tax exempt securities providing as high a level of investment return as the securities redeemed.

         During a period of declining interest rates, many of each Municipal Fund's portfolio investments will likely bear coupon rates that are higher than current market rates, regardless of whether such securities were originally purchased at a premium. Such securities would generally carry market values greater than the principal amounts payable on maturity, which would be reflected in the net asset value of each Fund's shares. The value of such "premium" securities tends to approach the principal amount as they approach maturity (or call price in the case of securities approaching a call date). As a result, an investor who holds shares of a Fund during such periods would initially receive higher monthly distributions (derived from the higher coupon rates payable on the Fund's investments) than might be available from alternative investments bearing current market interest rates, but may face an increased risk of capital loss as these higher coupon securities approach maturity (or the call date). In evaluating the potential performance of an investment in a Municipal Fund, investors may find it useful to compare the Fund's current dividend rate with each Fund's "yield," which is computed on a yield-to-maturity basis in accordance with regulations of the Securities and Exchange Commission and which reflects amortization or market premiums. See PERFORMANCE INFORMATION.

         Each Fund may acquire Municipal Securities that have "put" features. Under a put feature, the Fund has the right to sell the Municipal Security within a specified period of time at a specified price. The put feature cannot be sold, transferred or assigned separately from the Municipal Security. Each Fund may buy Municipal Securities with put features to facilitate portfolio liquidity, shorten the maturity of the underlying Municipal Securities, or permit investment at a more favorable rate of return. The aggregate price of a security subject to a put may be higher than the price that would be paid for the security without such a feature, thereby increasing the security's costs and reducing its yield.

         Although they presently do not intend to do so on a regular basis, each Municipal Fund may invest more than 25% of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one security would likewise affect the other Municipal Securities. Examples of these types of securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same geographic area. Such investments will be made only if deemed necessary or appropriate by MERUS. To the extent that a Fund's assets are concentrated in Municipal Securities that are so related, the Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Fund's assets were not so concentrated. See also Special Factors Affecting Investments in Obligations of California Governmental Issuers below.

         Each Municipal Bond Fund may invest up to 10% of its total assets in securities of investment companies (including Shares of the HighMark Funds). As a shareholder of an investment company, a Fund may indirectly bear investment management fees of that investment company, which are in addition to the management fees the Fund pays its own adviser. In order to avoid the imposition of additional fees as a result of investments in Shares of other HighMark Funds, the Investment Adviser and the Administrator (see "Service Arrangements") will not retain any portion of their usual asset-based fees from those Funds that are attributable to investments by a Municipal Bond Fund in Shares of those Funds if the fee is being taken in the Municipal Bond Fund. The Investment Adviser and the Administrator will promptly forward such fees to the appropriate Municipal Bond Fund.

SPECIAL FACTORS AFFECTING INVESTMENTS IN OBLIGATIONS OF CALIFORNIA GOVERNMENTAL ISSUERS

         Because of the California Municipal Fund's investment objective, many of the securities in its portfolio are likely to be obligations of California governmental issuers that rely in whole or in part, directly or indirectly, on real property taxes as a source of revenue. "Proposition Thirteen" and similar California constitutional and statutory amendments and initiatives approved by California voters in recent years, through limiting real property and other taxes, have resulted in a substantial reduction in state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments and could affect the ability of California governmental issuers to pay interest or repay principal on their obligations. In addition, since 1990, California has faced severe economic and fiscal conditions and has experienced recurring budget deficits.

         The financial difficulties experienced by the State of California and other issuers of California Municipal Securities have resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. There can be no assurance that credit ratings on obligations of the State of California and other California Municipal Securities will not be downgraded further.

         A more detailed description of special factors affecting investments in obligations of California governmental issuers of which investors should be aware is set forth in the Statement of Additional Information.

TAXABLE OBLIGATIONS

         The Municipal Funds may hold uninvested cash reserves pending investment during temporary "defensive" periods or if, in the opinion of MERUS, desirable tax-exempt obligations are unavailable. In accordance with each Fund's investment objective and subject to its fundamental policies, investments may be made in Taxable Obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. Government or other taxable securities is deemed appropriate for temporary "defensive" purposes.

         As discussed in greater detail in the Statement of Additional Information, Taxable Obligations may include obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit, bankers' acceptances, commercial paper or shares of money market mutual funds.

WHEN-ISSUED SECURITIES

         Each Municipal Fund may purchase securities on a "when-issued" basis, which are securities purchased for delivery beyond the normal settlement date at a stated price and yield and which thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. When the Fund agrees to purchase when-issued securities, the Group's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a segregated account. Each Fund will generally not pay for such securities and no income will accrue on the securities until they are received. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The purchase of securities on a "when-issued" basis may have the effect of leverage, which may increase the risk of fluctuations in a Fund's net asset value.

         Each Municipal Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of the Fund's total assets under normal market conditions. If a Fund's commitments to purchase whenissued securities were to exceed 25% of the value of its total assets, the Fund's liquidity and MERUS's ability to manage it might be adversely affected. Each Municipal Fund does not intend to purchase when-issued securities for speculative purposes but only for the purpose of acquiring portfolio securities.

ADJUSTABLE INTEREST RATE NOTES

         Each Municipal Fund may also invest in "adjustable interest rate notes," which include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its par value; the degree to which a variable rate note's market value approximates its par value subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its par value. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. Adjustable interest rate notes for which no readily available market exists will be subject to each Fund's non-fundamental 15% limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the relevant Fund to receive payment of the principal within seven days of the Fund's demand. For more information concerning adjustable interest rate notes, see the Statement of Additional Information.

VALUATION OF SHARES


         Each Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of the close of regular trading of the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern Time) (the "Valuation Time") on each weekday, with the exception of those holidays on which the Exchange or the Federal Reserve Bank of San Francisco are closed (a "Business Day"). Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day (observed).


         Net asset value per Investor Share and Fiduciary Share is calculated by determining the value of each class's proportional interest in the securities and other assets of a Fund, less (i) such class's proportional share of general liabilities and (ii) the liabilities allocable only to such class, and dividing such amount by the number of such class's Shares outstanding.

         The securities in each Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method that the Group's Board of Trustees believes accurately reflects fair value. For further information about valuation of investments in the Municipal Funds, see the Statement of Additional Information.

HOW TO PURCHASE SHARES


         As noted above, each Fund is divided into two classes of Shares, Investor and Fiduciary. Investor Shares may be purchased at net asset value plus a sales charge. Fiduciary Shares may be purchased at net asset value. Only the following investors qualify to purchase a Municipal, Equity or Income Fund's Fiduciary Shares: (i) fiduciary, advisory, agency, custodial and other similar accounts maintained with The Bank of California or its affiliates; (ii) Shareholders who currently own Shares of the Group's Equity or Income Funds that were purchased prior to June 20, 1994 within an account registered in their name with the Funds; and (iii) present and retired directors, officers, and employees (and their spouses and children under the age of 21) of The Bank of California, BISYS Fund Services or their affiliated companies, whether or not investments are made through an employee benefit plan on such person's behalf. All other investors are eligible to purchase Investor Shares only. At the time of purchase, the Distributor must be notified by the investor that he or she qualifies to purchase Fiduciary Shares in accordance with one of the categories described above.

         Investor and Fiduciary Shares are sold on a continuous basis by the Group's Distributor, BISYS Fund Services. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, you may contact your investment professional or telephone the Group at
(800) 433-6884.


         The Bank of California (the "Bank") and financial institutions or intermediaries (such as banks, savings and loan associations, insurance companies or investment counselors), broker-dealers or the Distributor's subsidiaries or affiliates (each, a "Participating Organization") acting in a fiduciary, advisory, custodial or other similar capacity on behalf of customers may purchase Shares of the Group. Such Shares will normally be held of record by the Bank or Participating Organization. With respect to these Shares, it is the responsibility of the entity making the investment to transmit purchase or redemption orders to the Distributor and to make payment for the purchase of Shares. Beneficial ownership of the Shares will be recorded by the Bank or Participating Organization and reflected in the account statements provided by the Bank or Participating Organization to customers.


         Eligible investors may also purchase a Fund's Investor and Fiduciary Shares through the following procedures. The minimum initial investment is generally $1,000 for each Fund and the minimum subsequent investment is generally only $100. For present and retired directors, officers and employees (and their spouses and children under the age of 21) of The Bank of California, BISYS Fund Services and their affiliates, the minimum initial investment is $250 and the minimum subsequent investment is $50. A Fund's initial and subsequent minimum purchase amounts may be waived if purchases are made in connection with Individual Retirement Accounts, Keoghs, payroll deduction plans, 401(k) or similar plans. To open an account, contact your investment professional, call the Group at (800) 433-6884, or follow these steps:



       BY CHECK OR MONEY ORDER                     BY FEDERAL FUNDS WIRE(1)
       -----------------------                     ------------------------
-   Complete Account Registration form      -   Complete Account Registration form and
-   Mail check and application to:              mail to:
    The HighMark Group                          The HighMark Group
    P.O. Box 7591                               P.O. Box 7591
    San Francisco, CA  94120                    San Francisco, CA  94120



                                            -   On the day you wish to purchase Shares,
                                                Wire Funds to The Bank of California.  Call
                                                the Group at (800) 433-6884 for proper wire
                                                instructions.






(1) Note: Shares cannot be purchased by wire until a properly completed application is received by the Group.



         Shares of each Fund are purchased at the net asset value per share (plus a sales charge, in the case of a purchase of Investor Shares) next determined after receipt by the Group of an order to purchase shares in proper form. Purchases of Shares in a Fund will be effected only on a Business Day (see VALUATION OF SHARES). It is the responsibility of the investor's broker-dealer or other financial intermediary to transmit purchase orders and payment for Shares to the Distributor on a timely basis.

         If so designated on a Shareholder's Account Registration form, a Shareholder may effect the following transactions by telephone: purchase additional Fund Shares; effect redemptions; and exchange Fund Shares for Shares of the class of any other Funds which the shareholder qualifies to purchase directly (see TELEPHONE TRANSACTIONS).

         Subsequent purchases of Fund Shares may be made at any time by mailing a check or money order or wiring funds to the Group as described above. Once an investor's Account Registration form has been received by the Group, the investor may also purchase additional Shares by telephone or under the Automatic Investment Plan described below. Telephone orders may be placed by calling the Group at (800) 433-6884. Payment for Shares ordered by telephone may be made by check and must be received by the Group within seven calendar days of the telephone order.



         If a check for the purchase of Shares does not clear (or in the case of telephone orders, if payment is not received within five business days), the purchase will be canceled and the investor could be liable for any losses or fees incurred by a Fund. The Group reserves the right to take such action as is necessary to recover any such fees and losses, including the involuntary redemption of any Shares held in the ordering investor's account.



         Investors may also purchase Shares by arranging systematic monthly, bi-monthly or quarterly investments into the Municipal Funds with HighMark's Automatic Investment Plan ("AIP"). The minimum initial investment under HighMark's AIP is as referenced above. The minimum periodic investment amounts are $50 per monthly or bi-monthly transfer or $150 per quarterly transfer, and the minimum periodic investment per Fund is $25. The maximum amount with respect to any transfer is $100,000. After investors give the Group proper authorization, their bank accounts, which must be with banks which are members of the Automated Clearing House, will be debited accordingly to purchase Shares. Investors will receive a confirmation from the Group for every transaction, and a debit entry will appear on their bank statements.



         To participate in AIP, investors must complete the appropriate sections of the Account Registration form or the Automatic Investment/Withdrawal Plan form. These forms may be obtained by calling the Group at (800) 433-6884. The amount investors specify will automatically be invested in Shares at the Fund's net asset value per Share next determined after the debit is made.

         To change the frequency or amount invested under AIP, written instructions must be received by the Group at least 7 Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Group at least 20 Business Days in advance. In order to change a bank or bank account number, investors also must have their signature guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Guarantor Institution"). Signature guarantees are described more fully under HOW TO REDEEM SHARES below. If there are insufficient funds in the investor's designated bank account to cover the Shares purchased using AIP, the investor's bank may charge the investor a fee or may refuse to honor the transfer instruction (in which case no Shares will be purchased).

         Investors should check with their banks to determine whether their banks are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Funds related to AIP are borne by the Funds and therefore there is no direct charge by the Fund to investors for use of these services.

         Certain entities (including The Bank of California and its affiliates) may charge customers fees in conjunction with investments in a Fund such as fees for administrative support services and/or fees for the purchase or redemption of the Fund's Shares through the customer's account pursuant to specific or preauthorized instructions. Information concerning these services and any charges can be obtained by the entity making the investment and this Prospectus should be read in conjunction with that information.



         The Group reserves the right to reject any order for the purchase of Shares in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.


         Shareholders will receive a confirmation of each new transaction in the Shareholder's account. Confirmations of purchases and redemptions on behalf of customers of certain entities holding omnibus accounts (including certain accounts of The Bank of California or its affiliates) will be sent to the entity making the investment and Shareholders may rely on these statements in lieu of certificates. Certificates representing the Municipal Funds' Shares will not be issued.

SALES CHARGE

         The public offering price of an Investor Share of each of the Funds equals its net asset value plus a sales charge in accordance with the table below.



         BISYS Fund Services (the "Distributor") receives this sales charge as Distributor and reallows a portion of it as dealer discounts and brokerage commissions. However, the Distributor, in its sole discretion, may pay certain dealers all or part of the portion of the sales charge it receives. A broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the Securities Act of 1933.



                                            Sales Charge as                                    Dealer
                                            a Percentage of       Sales Charge as             Allowance
                                              Net Amount          a Percentage of        as a Percentage of
Amount of Purchase                              Invested       Public Offering Price    Public Offering Price
------------------                          ---------------    ---------------------    ---------------------
Less than $50,000                                 4.71%                4.50%                    4.05%
$50,000 but less than $100,000                    3.63%                3.50%                    3.15%
$100,000 but less than $250,000                   2.56%                2.50%                    2.25%
$250,000 but less than $1,000,000                 1.52%                1.50%                    1.35%
$1,000,000 or more                                0.00%                0.00%                    0.00%

         From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

         The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Shares of any of the Funds of the Group. Compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns

2regarding one or more of the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging at luxury resorts at an exotic location, (2) tickets for entertainment events (such as concerts, cruises, and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its shareholders.

SALES CHARGE WAIVERS

         The following categories of investors may purchase Investor Shares of the Funds with no sales charge in the manner described below (which may be changed or eliminated at any time by the Distributor):

         (1) Existing holders of Investor Shares of a Fund upon the reinvestment of dividend and capital gain distributions on those Shares;

         (2) State and local governments;

         (3) Investment companies advised by MERUS or distributed by the BISYS Group, Inc. or its affiliates placing orders on each entity's behalf;

         (4) Individuals who have received distributions from employee benefit trust accounts administered by The Bank of California who are rolling over such distributions into an individual retirement account for which the Bank serves as trustee or custodian;

         (5) Individuals who purchase Shares with proceeds from a required minimum distribution at age 70 1/2 from their employee benefit qualified plan or an individual retirement account administered by The Bank of California;

         (6) Individuals who purchase Shares with proceeds received in connection with a distribution paid from a Bank of California trust or agency account;


         (7) Investment advisers or financial planners regulated by a federal or state governmental authority who is purchasing Shares for its own account or for an account for which they are authorized to make investment decisions (i.e., a discretionary account) and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent;


         (8) Investors purchasing Shares with proceeds from a redemption of shares of another open-end investment company (other than The HighMark Group) on which a sales charge was paid if such redemption occurred within thirty (30) days prior to the date of the purchase order. Satisfactory evidence of the purchaser's eligibility must be provided at the time of purchase (e.g., a confirmation of the redemption);

         (9) Brokers, dealers and agents who are purchasing for their own account and who have a sales agreement with the Distributor, and their employees (and spouse and children under the age of 21); and

         (10) Investors purchasing Shares on behalf of a qualified prototype retirement plan (other than an IRA, SEPIRA or Keogh) sponsored by the Bank of California.

         The Distributor may also periodically waive the sales charge for all investors with respect to a Fund.

         With regard to categories 2 through 10 above, the Distributor must be notified that the purchase qualifies for a sales charge waiver at the time of purchase.
[/R]

LETTER OF INTENT

         An Investor may obtain a reduced sales charge by means of a written Letter of Intent that expresses the intention of such Investor to invest a certain amount in Investor Shares of any of the Funds, within a period of 13 months. Each purchase of Shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Investor Shares made not more than 90 days prior to the date such Investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. This program may be modified or eliminated at any time or from time to time by the Group without notice.

         A Letter of Intent is not a binding obligation upon the Investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Investor Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the Investor) to secure payment of the higher sales charge applicable to the Investor Shares actually purchased if the full amount indicated is not purchased, and such escrowed Investor Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Investor Shares, whether paid in cash or reinvested in additional Investor Shares, are not subject to escrow. The escrowed Investor Shares will not be available for disposal by the Investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. When an Investor enters into a letter of intent that includes Shares purchased prior to the date of the letter of intent or to the extent that an Investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional Investor Shares subject to the rate of sales charge applicable to the actual amount of the aggregate purchases at the then current public offering price.

         For further information, interested investors should contact the Group at (800) 433-6884.

CONCURRENT PURCHASES AND RIGHTS OF ACCUMULATION


         An Investor may qualify for a lower sales charge by combining concurrent purchases of Investor Shares of one or more of the Funds of the Group sold with a sales charge. For example, if a Shareholder concurrently purchases Shares in one Fund sold with a sales charge at the total public offering price of $50,000 and Shares in another Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice thereof.


         Pursuant to rights of accumulation, a Shareholder may combine a current purchase of Investor Shares of a Fund with prior purchases of Investor Shares of a Fund of the Group sold with a sales charge. The public offering price applicable to a purchase of Investor Shares is based on the sum of (i) the Shareholder's current purchase of Investor Shares of any Fund of the Group sold with a sales charge and (ii) the then current net asset value of the Shareholder's combined holdings of Investor Shares of any of the Funds of the Group sold with a sales charge.


         For purposes of concurrent purchases, rights of accumulation and letters of intent, the Shareholder's combined holdings shall include the combined holdings of the Shareholder and the Shareholder's spouse and children under the age of 21. To receive the applicable public offering price pursuant to such concurrent purchases, rights of accumulations and letters of intent, Investors must, at the time of purchase, provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be modified or eliminated at any time or from time to time by the Group without notice.


REDUCTIONS FOR QUALIFIED GROUPS


         Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of a Fund at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities;
(iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner. Investors seeking to rely on their membership in a qualified group to purchase shares at a reduced sales load must provide evidence satisfactory to the Transfer Agent of the existence of a bona fide qualified group and their membership therein.


         All orders from a qualified group will have to be placed through a single source and identified at the time of purchase as originating from the same qualified group, although such orders may be placed into more than one discrete account that identifies the group.

EXCHANGE PRIVILEGES

         As indicated under GENERAL INFORMATION-Description of The Group & Its Shares, each of the Group's investment portfolios ("Funds") issues two classes of Shares (Investor Shares and Fiduciary Shares); as of the date of this Prospectus, the Distribution Plan and distribution fee payable thereunder are applicable only to each Fund's Investor Shares. A Shareholder's eligibility to receive a particular class of Shares will be determined at the time of the exchange. The shareholder must supply, at the time of the exchange, the necessary information to permit confirmation of qualification.


         Each Fund's Shares may be exchanged for Shares of the class of the various other Funds of the Group which the shareholder qualifies to purchase directly so long as the Shareholder maintains the applicable minimum account balance in each Fund in which he or she owns Shares and satisfies the minimum initial and subsequent purchase amounts of the Fund into which the Shares are exchanged. Shareholders may exchange their Investor Shares for Investor Shares of a Fund with the same or lower sales charge on the basis of the relative net asset value of the Investor Shares exchanged. Shareholders may exchange their Investor Shares for Investor Shares of a Fund with a higher sales charge by paying the difference between the two sales charges. Shareholders may also exchange Investor Shares of a Money Market Fund for which no sales load was paid for Investor Shares of a Municipal Fund. Under such circumstances, the cost of the acquired Investor Shares will be the net asset value per share plus the appropriate sales load. If Investor Shares of the Money Market Fund were acquired in a previous exchange involving Shares of a non-money market HighMark Fund, then such Shares of the Money Market Fund may be exchanged for Shares of a Municipal Fund without payment of any additional sales load within a twelve month period. In order to receive a reduced sales charge when exchanging into a Fund, the Shareholder must notify the Group that a sales charge was originally paid and provide sufficient information to permit confirmation of qualification.


         Exchanges will be made on the basis of the relative net asset values of the Shares exchanged plus any applicable sales charge. Exchanges are subject to the terms and conditions stated herein and the terms and conditions stated in the respective prospectuses of the Funds.

         Certain entities (including Participating Organizations and The Bank of California and its affiliates), however, may charge customers a fee with respect to exchanges made on the customer's behalf. Information about these charges can be obtained by the entity effecting the exchange and this Prospectus should be read in conjunction with that information.

         A Shareholder wishing to exchange Shares in a Municipal Fund may do so by contacting the Group at (800) 433-6884 (see TELEPHONE TRANSACTIONS). Exchanges will be effected on any Business Day at the net asset value of the Funds involved in the exchange next determined after the exchange request is received by the Distributor or the Transfer Agent.

         An exchange is considered to be a sale of Shares for federal income tax purposes on which a Shareholder may realize a capital gain or loss. Exchange privileges may be exercised only in those states where Shares of such other Funds of the Group may legally be sold. The Group may materially amend or terminate the exchange privileges described herein upon sixty days' notice.

HOW TO REDEEM SHARES

         Shares may ordinarily be redeemed by mail, by telephone or by HighMark's Automatic Withdrawal Plan ("AWP") described below. However, with respect to investments made on a customer's behalf by certain entities (including Participating Organizations and The Bank of California or its affiliates), all or part of the customer's Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account with such entity. For example, if a customer has agreed to maintain a minimum balance with the entity, the customer may be required to redeem, or the entity may redeem on the customer's behalf, all or part of the customer's Shares to the extent necessary to maintain the required minimum balance.

         A written request for redemption must be received by the Group in order to constitute a valid request for redemption. The Transfer Agent may require a signature guarantee by an Eligible Guarantor Institution, as defined above under HOW TO PURCHASE SHARES. The Group reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or
(3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if both of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record; and (2) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the Account Registration form.

PAYMENTS TO SHAREHOLDERS


         A Shareholder may have the payment of redemption requests sent electronically or mailed directly to a domestic commercial bank account previously designated on the Account Registration form. Redemption orders are effected at the net asset value per Share next determined after receipt of a valid request for redemption. Payments to Shareholders will be made within seven days after the Group receives the redemption order. However, to the greatest extent possible, the Group will attempt to honor requests from Shareholders for next Business Day payments upon redemption of Shares if the request for redemption is received by the Group before the Valuation Time, on a Business Day or, if the request for redemption is received after, the Valuation Time to honor requests for payment within two Business Days, unless it would be disadvantageous to the Group or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. A wire redemption request may be made by telephoning the Group, who will reduce the amount of the wire redemption payment by its wire redemption charge (presently $11.00). There is no charge for having payment of redemption requests mailed to a designated bank account. Shareholders may redeem Shares by telephone by calling the Group at (800) 433-6884 (see TELEPHONE TRANSACTIONS).


         At various times, the Group may be requested to redeem Shares for which it has not yet received good payment. In these circumstances, the Group may delay the forwarding of proceeds until payment has been collected for the purchase of the Shares, which may take up to 14 or more days. Shareholders may avoid the possibility of such a delay by making payment for Shares by wiring funds to the custodian. The Group intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Group may make payment wholly or partly in portfolio securities with a market value equal to the redemption price. In these cases, an investor may incur brokerage costs in converting the securities to cash.

         Shareholders may also arrange to have systematic monthly, bi-monthly or quarterly redemptions deposited into their bank accounts with AWP, provided that their bank accounts are with banks which are members of the Automated Clearing House. The minimum redemption amounts are $50 per monthly or bi-monthly transfer or $150 per quarterly transfer, and the maximum amount with respect to any transfer is $100,000. With proper Shareholder authorization, the Group will redeem Shares equal to the dollar amount specified by the Shareholder at the net asset value next determined after the credit is made.

         To participate in AWP, Shareholders must complete the appropriate sections of the Account Registration form or the Automatic Investment/Withdrawal Plan form. These forms may be obtained by calling the Group at (800) 433-6884. To change the frequency or amount withdrawn, instructions must be received by the Group at least 7 Business Days in advance of the next transfer. If the bank or bank account number is changed, instructions must be received by the Group at least 20 Business Days in advance. In order to change a bank or bank account number, Shareholders also must have their signature guaranteed by an Eligible Guarantor Institution as more fully described above.

         Shareholders should check with their banks to determine whether their banks are members of the Automated Clearing House and whether their banks charge a fee for transferring funds through the Automated Clearing House. Expenses incurred by the Municipal Funds related to AWP are borne by the Funds and therefore there is no direct charge by a Fund to Shareholders for use of these services.

         Due to the relatively high cost of handling small investments, the Group reserves the right to redeem, at net asset value, Shares of a Municipal Fund if, because of redemptions, the Shareholder's account with respect to that Fund has a value of less than $250. Accordingly, an investor purchasing Shares of a Municipal Fund in only the minimum investment amount may be subject to involuntary redemption if he or she thereafter redeems Shares in that Fund. Before the Group exercises its right to redeem such Shares, the Shareholder will be given notice and allowed 60 days to make an additional investment to increase the value of the account to at least $250. For examples of when the Group may suspend the right of redemption or redeem Shares involuntarily see ADDITIONAL PURCHASE AND REDEMPTION INFORMATION-Matters Affecting Redemption in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

         As noted above, unless a Shareholder elects otherwise, he or she has the privilege to effect purchases, exchanges or redemptions by telephone. A Shareholder risks possible losses from unauthorized exchanges or redemptions from the Shareholder's account. Each Fund will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine, and if a Fund does not employ such procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all telephone transactions, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a Shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to the Group at the address listed above under HOW TO PURCHASE SHARES.

DIVIDENDS

         The net income of each of the Municipal Funds is declared and paid monthly as a dividend to Shareholders of record at the close of business on the day of declaration. Net capital gains are distributed at least annually to Shareholders of record.

         Shareholders will automatically receive all income dividends and capital gains distributions in additional full and fractional Shares of a Fund at net asset value as of the date of declaration (which is also the ex-dividend date), unless the Shareholder elects to receive such dividends or distributions in cash. Shareholders wishing to receive their dividends in cash (or wishing to revoke a previously made election) must notify the Group at P.O. Box 7591, San Francisco, CA 94120, and such election (or revocation thereof) will become effective with respect to dividends and distributions having record dates after notice has been received. Dividends paid in additional Shares receive the same tax treatment as dividends paid in cash.

TAXATION

         Each Municipal Fund intends to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and to distribute all of its net investment income and net capital gains (if any) so that it is not required to pay federal taxes on these amounts. It is anticipated that no part of any distribution will be eligible for the federal dividends received deduction for corporations.

         Dividends derived from exempt-interest income generally may be treated by the Shareholders of the California Municipal Fund and the Municipal Fund as items of interest excludable from their gross income for federal income tax purposes. However, with respect to dividends paid to Shareholders of the Municipal Fund, and with respect to Shareholders of the California Municipal Fund who are subject to income taxes in states other than

California, such dividends may be taxable to Shareholders under state or local law as ordinary income even though all or a portion of the amounts may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such taxes. In determining net exempt-interest income, expenses of the California Municipal Fund and the Municipal Fund are allocated to gross tax-exempt interest income in the proportion that the gross amount of such interest income bears to each Fund's total gross income, excluding net capital gains. (Shareholders are advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion if such Shareholder would be treated as a "substantial user" or a "related person" to such user under the Code.)

         Under the Code, interest on indebtedness incurred or continued by a Shareholder to purchase or carry Shares of the California Municipal Fund or the Municipal Fund is not deductible for federal income tax purposes to the extent the California Municipal Fund or the Municipal Fund, respectively, distributes exempt-interest dividends during the Shareholder's taxable year.

         Under the Code, if a Shareholder sells a Share of the California Municipal Fund or the Municipal Fund after holding it for six months or less, any loss on the sale or exchange of such Share will be disallowed to the extent of the amount of any exempt-interest dividends that the Shareholder has received with respect to the Share that is sold and will be treated as a long-term capital loss to the extent of any capital gain dividend received with respect to such Share.

         To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. A Shareholder should consult his or her tax adviser for special advice.

         Dividends attributable to interest on certain private activity bonds issued after August 7, 1986 must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the federal alternative minimum tax. In addition, exempt-interest dividends will often be included in a corporation's "adjusted current earnings" for purposes of the alternative minimum tax.

         Shareholders of the Funds receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Funds).

         If, at the close of each quarter of its taxable year, the California Municipal Fund continues to qualify for the special federal income tax treatment afforded regulated investment companies and at least 50% of the value of the Fund's total assets consists of California Exempt-Interest Securities, then "California exempt interest dividends" attributable to these securities will be exempt from California state personal income tax. A "California exempt interest dividend" is any dividend distributed by the Fund not exceeding the interest received by the Fund on California Exempt-Interest Securities (less related expenses) and designated as such by written notice to Shareholders. For further details, see the Statement of Additional Information. Dividends received by Shareholders subject to California state franchise or corporate income tax may be taxed as ordinary dividends notwithstanding that all or a portion of such dividends are exempt from the California state personal income tax. Distributions other than "California exempt interest dividends" by the California Municipal Fund to California residents will be subject to personal income tax, whether or not such dividends are reinvested.

         Additional information regarding federal and California taxes is contained in the Statement of Additional Information. However, the foregoing and the material in the Statement of Additional Information are only brief summaries of some of the important tax considerations generally affecting a Municipal Fund and its Shareholders. In addition, the foregoing discussion and the federal and California tax information in the Statement of Additional Information are based on tax laws and regulations which are in effect as of the date of this Prospectus; these laws and regulations may subsequently change, and such changes could be retroactive.

         Shareholders will be advised at least annually as to the federal income tax consequences, and, in the case of Shareholders of the California Municipal Fund, as to the California income tax consequences, of distributions made during the year.

SERVICE ARRANGEMENTS

INVESTMENT ADVISER

         MERUS, a division of The Bank of California, serves as the Municipal Funds' investment adviser. Subject to the general supervision of the Group's Board of Trustees, MERUS manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of a Fund's investment securities, and maintains the Fund's records relating to such purchases and sales.

         [Portfolio Manager Information.]

         For the expenses assumed and services provided by MERUS as each Fund's investment adviser, The Bank of California receives a fee from each Municipal Fund, computed daily and paid monthly, at the annual rate of one percent (1.00%) of the first $40 million of each Fund's average daily net assets and sixty one-hundredths of one percent (.60%) of the Fund's remaining average daily net assets. This advisory fee is higher than that paid by most mutual funds. The Bank of California may from time to time agree to voluntarily reduce its advisory fee. While there can be no assurance that The Bank of California will choose to make such an agreement, any voluntary reductions in The Bank of California's advisory fee will lower the Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.


         Incorporated in 1864, The Bank of California was the first incorporated banking institution in the West. The Bank of California offers a wide range of banking services to its clients in California, Oregon and Washington and around the world. As of September 30, 1995, The Bank of California and its subsidiaries had approximately $7.4 billion in commercial assets. MERUS is a division of The Bank of California's Trust and Investment Management Group, which manages approximately $6.8 billion of The Bank of California's trust assets. MERUS, with a team of approximately 30 stock and bond research analysts, portfolio managers and traders, has been providing investment management services to individuals, institutions and large corporations since 1917.

The Mitsubishi Bank, Limited, of Tokyo, Japan, directly or indirectly owns all of the outstanding shares of the Bank. The Mitsubishi Bank, Limited and The Bank of Tokyo, Ltd. have announced their intention to merge. The resulting entity will be named The Bank of Tokyo-Mitsubishi, Ltd. The directors and shareholders of the respective organizations have approved the proposed merger in principle.

The Bank of Tokyo, Ltd. and The Mitsubishi Bank, Limited announced they had reached a basic understanding concerning the merger of their respective subsidiary banks in California, Union Bank and The Bank of California. The merger has been approved by the Boards of Directors of Union Bank and The Bank of California, and will be finalized after obtaining the required shareholders' and regulatory approvals. The name of the combined California bank will be Union Bank of California.

The target date of both the above-described mergers is April 1, 1996.

One or more of the foregoing transactions may constitute an "assignment" of the existing investment advisory agreements between the Group and MERUS. In the event they do constitute such an "assignment" under the 1940 Act, the "assignment" will result in the automatic termination of the investment advisory agreements, effective at the time of the transaction. Prior to the transactions, shareholders of each Fund will be asked to approve a new investment advisory agreement between that Fund and Union Bank of California (or a registered investment advisor affiliate), to take effect at the time of the transactions. A proxy statement describing the terms of the new agreements will be sent to shareholders of the Group prior to their being asked to vote on the new agreements.


ADMINISTRATOR & DISTRIBUTOR


         BISYS Fund Services Limited Partnership ("BISYS Fund Services") is the administrator and distributor of the Municipal Funds. BISYS Fund Services is a subsidiary of The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. Pursuant to a separate agreement with BISYS Fund Services, The Bank of California performs sub-administration services on behalf of the Funds, for which it receives compensation from

BISYS Fund Services. A description of the services performed by The Bank of California pursuant to this Agreement is contained in the Statement of Additional Information.

         As administrator, BISYS Fund Services generally assists in all aspects of each Fund's administration and operation. For the expenses assumed and services provided as administrator, BISYS Fund Services receives a fee from each of the Municipal Funds, computed daily and paid periodically, at an annual rate of twenty one-hundredths of one percent (0.20%) of each Fund's average daily net assets. BISYS Fund Services may from time to time agree to reduce voluntarily its administration fee. While there can be no assurance that BISYS Fund Services will choose to make such an agreement, any voluntary reductions in BISYS Fund Services's administration fee will lower a Fund's expenses, and thus increase the Fund's yield and total return, during the period such voluntary reductions are in effect.

         The Group has adopted a Shareholder Services Plan permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers who are Fund Shareholders. Each Municipal Fund has entered into a specific arrangement with BISYS Fund Services for the provision of such services by BISYS Fund Services, and reimburses BISYS Fund Services for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of each Fund's average daily net assets.
[/R]

THE DISTRIBUTION PLAN

         Pursuant to the Group's Distribution Plan, each Municipal Fund pays the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, equal to twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to the Fund's Investor Shares. Fiduciary Shares are not subject to the Distribution Plan or a distribution fee.

         The Distributor may use the distribution fee applicable to a Fund's Investor Shares to provide distribution assistance with respect to the sale of the Fund's Investor Shares or to provide Shareholder services to the holders of the Fund's Investor Shares. The Distributor may also use the distribution fee
(i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the distribution of a Fund's Investor Shares to their customers or (ii) to pay banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of Shareholder services to their customers owning a Fund's Investor Shares. All payments by the Distributor for distribution assistance or Shareholder services under the Distribution Plan will be made pursuant to an agreement between the Distributor and such bank, savings and loan association, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (a "Servicing Agreement"; banks, savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries that may enter into a Servicing Agreement are hereinafter referred to individually as a "Participating Organization"). A Participating Organization may include The Bank of California, its subsidiaries and its affiliates.

         Participating Organizations may charge customers fees in connection with investments in a Fund on their customers' behalf. Such fees would be in addition to any amounts the Participating Organization may receive pursuant to its Servicing Agreement. Under the terms of the Servicing Agreements, Participating Organizations are required to provide their customers with a schedule of fees charged directly to such customers in connection with investments in a Fund. Customers of Participating Organizations should read this Prospectus in light of the terms governing their accounts with the Participating Organization.

         The distribution fee under the Distribution Plan will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or Shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. The Distributor may from time to time voluntarily reduce its distribution fee with respect to a Fund in significant amounts for substantial periods of time pursuant to an agreement with the Group. While there can be no assurance that the Distributor will choose to make such an agreement, any voluntary reduction in the Distributor's distribution fee will lower such Fund's expenses, and thus increase such Fund's yields and total returns, during the period such voluntary reductions are in effect. In addition, the Distributor and the Participating Organizations have agreed to voluntarily reduce payments to be received pursuant to the Distribution Plan with respect to a Fund to the extent necessary to ensure that such payments do not exceed the income attributable to such Fund's Investor Shares on any day.

BANKING LAWS


         The Bank of California believes that MERUS may perform the services for the Funds contemplated by its investment advisory agreement with the Group without a violation of applicable banking laws and regulations, and has so represented to the Group in the investment advisory agreement. The Bank of California also believes that it may perform sub-administration services on behalf of each Fund, for which it receives compensation from BISYS Fund Services without a violation of applicable banking laws and regulations and has so represented in the Servicing Agreement. Future changes in federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could change the manner in which The Bank of California or MERUS could continue to perform such services for the Funds. For a further discussion of applicable banking laws and regulations, see the Statement of Additional Information.


TRANSFER AGENT, CUSTODIAN & FUND ACCOUNTING SERVICES


         BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219, serves as the Municipal Funds' transfer agent and also acts as the Municipal Funds' fund accountant. While BISYS Fund Services Ohio, Inc. is a distinct legal entity from BISYS Fund Services (the Group's administrator and distributor), BISYS Fund Services Ohio, Inc. is considered to be an affiliated person of BISYS Fund Services under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio, Inc. is owned by substantially the same persons that directly or indirectly own BISYS Fund Services.

         Pursuant to an agreement with BISYS Fund Services Ohio, Inc., The Bank of California provides sub-transfer agency services with respect to investments in each Fund's Shares through certain accounts maintained with The Bank of California and its affiliates, for which it receives compensation from BISYS Fund Services Ohio, Inc. The Bank of California also serves as the custodian for the Municipal Funds.

         Services performed by BISYS Fund Services Ohio, Inc., as the Funds' transfer agent and fund accountant, and by The Bank of California, as the Funds' sub-transfer agent and custodian, as well as the basis of remuneration for such services, are described in the Statement of Additional Information.


                               GENERAL INFORMATION

DESCRIPTION OF THE GROUP & ITS SHARES

         The Group was organized as a Massachusetts business trust on March 10, 1987, and consists of 13 series of Shares representing units of beneficial interest in the Group's Growth Fund, Income and Growth Fund, Income Equity Fund, Balanced Fund, Bond Fund, Government Bond Fund, Diversified Obligations Fund, U.S. Government Obligations Fund, 100% U.S. Treasury Obligations Fund, California Tax-Free Fund, Tax-Free Fund, Intermediate California Municipal Bond Fund and Intermediate Municipal Bond Fund. Shares of each Fund are freely transferable, are entitled to distributions from the assets of the Fund as declared by the Board of Trustees, and, if the Group were liquidated, would receive the net assets attributable to that Fund. Shares are without par value.

         As noted above, pursuant to an order received by the Group from the Securities and Exchange Commission permitting the issuance and sale of two classes of Shares in each Fund, Shares of each Fund have been divided into two classes, designated Investor Shares and Fiduciary Shares, for purposes of the Group's Distribution Plan and related distribution fee, which fee is applicable only to such Funds' Investor Shares. Investor Shares and Fiduciary Shares represent interests in the same portfolio of investments of a Fund and are identical in all respects except that Investor Shares bear the expense of the fee, if any, under the Distribution Plan, which will cause the Investor Shares to have a higher expense ratio (and possibly lower net asset value) and to pay lower dividends than those related to Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Distribution Plan.

Investor shares are generally sold subject to a sales charge at the time of purchase. There is no sales charge on Fiduciary Shares.

MISCELLANEOUS

         Shareholders will be sent unaudited semi-annual reports and annual reports audited by independent public accountants.

         Shareholders are entitled to one vote for each Share held in a Fund as determined on the record date for any action requiring a vote by the Shareholders, and a proportionate fractional vote for each fractional Share held. Shareholders of the Group will vote in the aggregate and not by series or class except (i) as otherwise expressly required by law or when the Group's Board of Trustees determines that the matter to be voted upon affects only the interests of the Shareholders of a particular series or particular class, and
(ii) only Investor Shares will be entitled to vote on matters submitted to a Shareholder vote relating to the Distribution Plan. The Group is not required to hold regular annual meetings of Shareholders, but may hold special meetings from time to time.

         The Group's Trustees are elected by Shareholders, except that vacancies may be filled by vote of the Board of Trustees. Trustees may be removed by the Board of Trustees, or by Shareholders at a meeting called for such purpose. For information about how Shareholders may call such a meeting and communicate with other Shareholders for that purpose, see ADDITIONAL INFORMATION-Miscellaneous in the Statement of Additional Information.


         Inquiries may be directed in writing to The HighMark Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 433-6884.

                          THE HIGHMARK MUNICIPAL FUNDS
                            INVESTMENT PORTFOLIOS OF
                         THE HIGHMARK MUTUAL FUND GROUP
                   For further information (including current
                  yield, purchase and redemption information),
                               call (800) 433-6884

INVESTMENT ADVISER
MERUS Capital Management,
a division of The Bank of California, N.A.
400 California Street
Post Office Box 45000
San Francisco, CA 94104

ADMINISTRATOR & DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Ropes & Gray
One Franklin Square
1301 K Street, N.W., Suite 800 East
Washington, D.C. 20005

AUDITORS
Deloitte & Touche LLP
1700 Courthouse Plaza Northeast
Dayton, OH 45402


         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE GROUP OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                             CROSS REFERENCE SHEET

                               THE HIGHMARK GROUP

                                                        Statement of Additional
Form N-1A Part B Item                                   Information Caption
---------------------                                   -----------------------

10.  Cover Page.......................................  Cover Page

11.  Table of Contents................................  Table of Contents

12.  General Information and History..................  The Group; Additional
                                                        Information--Description
                                                        of Shares

13.  Investment Objectives and Policies...............  Investment Objectives and
                                                        Policies

14.  Management of the Group..........................  Management of the Group

15.  Control Persons and Principal Holders of
       Securities.....................................  Additional Information--
                                                        Miscellaneous

16.  Investment Advisory and Other Services...........  Management of the Group

17.  Brokerage Allocation.............................  Management of the Group--
                                                        Portfolio Transactions

18.  Capital Stock and Other Securities...............  Valuation; Additional
                                                        Purchase and Redemption
                                                        Information--Matters
                                                        Affecting Redemption;
                                                        Management of the Group--
                                                        Distributor--The
                                                        Distribution Plan;
                                                        Additional Information

19.  Purchase, Redemption and Pricing of
       Securities Being Offered.......................  Valuation; Additional
                                                        Purchase and Redemption
                                                        Information--Matters
                                                        Affecting Redemption;
                                                        Management of the Group

20.  Tax Status.......................................  Additional Purchase and
                                                        Redemption Information--
                                                        Additional Federal Tax
                                                        Information; Additional
                                                        Purchase and Redemption
                                                        Information--Additional
                                                        Tax Information Concerning
                                                        the California Tax-Free
                                                        Fund, the Tax-Free Fund,
                                                        the California Municipal
                                                        Fund and the Municipal
                                                        Fund

21.  Underwriters.....................................  Management of the Group--
                                                        Distributor

22.  Calculation of Performance Data..................  Calculation of Performance
                                                        Data

23.  Financial Statements.............................  Independent Auditor's
                                                        Report for The HighMark
                                                        Group for the Year Ended
                                                        July 31, 1995/Financial
                                                        Statements for The HighMark
                                                        Group for the Periods
                                                        Ended July 31, 1995

                               The HighMark Group

                       Statement of Additional Information


                                December 1, 1995




This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectuses of The HighMark Equity Funds, The HighMark Income Funds, The HighMark Money Market Funds and The HighMark Municipal Funds, each of which is dated December 1, 1995 (collectively, the "Prospectuses") and any supplements thereto. This Statement of Additional Information is incorporated in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing The HighMark Group at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 433-6884. Capitalized terms used but not defined herein have the same meanings as set forth in the Prospectuses.

                                     TABLE OF CONTENTS

                                                                                               Page

THE GROUP...................................................................................      1

INVESTMENT OBJECTIVES AND POLICIES..........................................................      2
         Additional Information on Portfolio Instruments....................................      2
                  High Quality Investments With Regard to the Money Market Funds............      2
                  Bank Instruments..........................................................      4
                  Commercial Paper and Variable Amount Master Demand Notes..................      5
                  Loan Participations.......................................................      5
                  Lending of Portfolio Securities...........................................      5
                  Foreign Investments.......................................................      6
                  Repurchase Agreements.....................................................      6
                  Reverse Repurchase Agreements.............................................      7
                  U.S. Government Obligations...............................................      7
                  Mortgage-Related Securities...............................................      8
                  Adjustable Interest Rate Notes............................................     10
                  Municipal Securities......................................................     11
                  Investments in Municipal Securities by the California Tax-Free Fund and
                  the California Municipal Fund.............................................     15
                  Investments in Municipal Securities by the Tax-Free Fund..................     18
                  Puts......................................................................     18
                  Shares of Mutual Funds....................................................     19
                  When-Issued Securities....................................................     19
                  Zero-Coupon Securities....................................................     20
                  Investment Restrictions...................................................     20
                  Portfolio Turnover........................................................     26

VALUATION...................................................................................     27
         Valuation of the Money Market Funds................................................     27
         Valuation of the Growth Fund, the Income and Growth Fund, the Income Equity
                  Fund, the Balanced Fund, the Bond Fund, the Government Bond Fund,
                  the California Municipal Fund and the Municipal Fund......................     28

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................................     28
         Purchase of Investor Shares........................................................     29
         Matters Affecting Redemption.......................................................     29
         Additional Federal Tax Information.................................................     29
         Additional Tax Information Concerning the California Tax-Free Fund, the Tax-
                  Free Fund, the California Municipal Fund and the Municipal Fund...........     31







                  Federal Taxation..........................................................     31
                  California Taxation.......................................................     33

MANAGEMENT OF THE GROUP.....................................................................     35
         Trustees and Officers..............................................................     35
         Investment Adviser.................................................................     37
         Portfolio Transactions.............................................................     39
         Glass-Steagall Act.................................................................     41
         Administrator and Sub-Administrator................................................     42
         Shareholder Services Plan..........................................................     44
         Expenses...........................................................................     44
         Distributor........................................................................     45
         The Distribution Plan..............................................................     45
         Transfer Agent, Custodian and Fund Accounting Services.............................     46
         Auditors...........................................................................     49
         Legal Counsel......................................................................     49

ADDITIONAL INFORMATION......................................................................     49
         Description of Shares..............................................................     49
         Shareholder and Trustee Liability..................................................     51
         The Reorganization of the IRA Fund and the Group...................................     51
         Calculation of Performance Data....................................................     52
         Miscellaneous......................................................................     57

APPENDIX....................................................................................     70

INDEPENDENT AUDITOR'S REPORT FOR THE HIGHMARK GROUP
         FOR THE YEAR ENDED JULY 31, 1995...................................................     F1

FINANCIAL STATEMENTS FOR THE HIGHMARK GROUP FOR THE
         PERIODS ENDED JULY 31, 1995 .......................................................     F2




                       STATEMENT OF ADDITIONAL INFORMATION

                                    THE GROUP



         The HighMark Group (the "Group") is a diversified, open-end management investment company. The Group presently consists of thirteen series of Shares, representing units of beneficial interest in The HighMark Growth Fund, The HighMark Income and Growth Fund, The HighMark Income Equity Fund, The HighMark Balanced Fund, The HighMark Bond Fund, The HighMark Government Bond Fund, The HighMark Diversified Obligations Fund, The HighMark U.S. Government Obligations Fund, The HighMark 100% U.S. Treasury Obligations Fund, The HighMark California Tax-Free Fund, The HighMark Tax-Free Fund, The HighMark Intermediate California Municipal Bond Fund, and The HighMark Intermediate Municipal Bond Fund. As of the date hereof, the HighMark California Municipal Bond Fund and The HighMark Intermediate Municipal Bond Fund have not yet commenced operations. The HighMark Income and Growth Fund, The HighMark Balanced Fund, and The HighMark Government Bond Fund commenced operations on November 14, 1993 and The HighMark Growth Fund commenced operations on November 18, 1993. The HighMark Income Equity Fund and the HighMark Bond Fund commenced operations on June 23, 1988 as a result of the reorganization of the Income Equity Portfolio and the Bond Portfolio, respectively, of the IRA Collective Investment Fund (the "IRA Fund") described under "ADDITIONAL INFORMATION - The Reorganization of the IRA Fund and the Group" below. The HighMark Diversified Obligations Fund, the HighMark U.S. Government Obligations Fund and The 100% U.S. Treasury Obligations Fund commenced operations on August 10, 1987. The HighMark California Tax-Free Fund commenced operations on August 11, 1987. The HighMark Tax-Free Fund commenced operations on August 22, 1987.



         As described in the Prospectuses, each of the Group's Funds has been divided into two classes of Shares (designated Investor Shares and Fiduciary Shares) for purposes of the Group's Distribution and Shareholder Services Plans (the "Distribution Plans"), which Distribution Plans applies only to such Funds' Investor Shares. Investor Shares and Fiduciary Shares are sometimes herein referred to collectively as "Shares".

         The Diversified Obligations Fund, The U.S. Government Obligations Fund, the 100% U.S. Treasury Obligations Fund, the California Tax-Free Fund and the Tax-Free Fund are sometimes herein referred to as the "Money Market Funds." The Income

Equity Portfolio and the Bond Portfolio of the IRA Fund (which were reorganized into the Group's Funds as described above) are sometimes referred to herein as the "IRA Fund Portfolios."

         Much of the information contained herein expands upon subjects discussed in the Prospectuses for the respective Funds. No investment in Shares of a Fund should be made without first reading that Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following policies supplement the investment objectives and policies of each Fund of the Group as set forth in the respective Prospectus for that Fund.

                 ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

HIGH QUALITY INVESTMENTS WITH REGARD TO THE MONEY MARKET FUNDS. As noted in the Prospectuses for the Money Market Funds, each such Fund may invest only in obligations determined by MERUS to present minimal credit risks under guidelines adopted by the Group's Board of Trustees.

         With regard to the Diversified Obligations Fund, the California Tax-Free Fund, and the Tax-Free Fund, investments will be limited to "Eligible Securities" that (i) in the case of the Diversified Obligations Fund, include those obligations that, at the time of purchase, possess one of the two highest short-term ratings by at least two NRSROs or do not possess a rating (i.e., are unrated) but are determined by MERUS to be of comparable quality to the rated instruments eligible for purchase by the Fund under guidelines adopted by the Board of Trustees and (ii) in the case of the California Tax- Free Fund and the Tax-Free Fund, include those obligations that, at the time of purchase, possess one of the two highest short-term ratings by at least one NRSRO or do not possess a rating (i.e., are unrated) but are determined by MERUS to be of comparable quality to the rated obligations eligible for purchase by the Fund under guidelines adopted by the Board of Trustees. In applying the above-described investment policies, a security that has not received a rating will be deemed to possess the rating assigned to an outstanding class of the issuer's short-term debt obligations if determined by MERUS to be comparable in priority and security to the obligation selected for purchase by the Fund.

         A security subject to a tender or demand feature will be considered an Eligible Security only if both the demand feature and the underlying security possess a high quality rating or, if such do not possess a rating, are determined by MERUS to be of comparable quality; provided, however, that where the demand feature would be readily exercisable in the event of a default in payment of principal or interest on the underlying security, the obligation may be acquired based on the rating possessed by the demand

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feature or, if the demand feature does not possess a rating, a determination of comparable quality by MERUS. A security that at the time of issuance had a maturity exceeding 397 days but, at the time of purchase, has a remaining maturity of 397 days or less, is not considered an Eligible Security if it does not possess a high quality rating and the long-term rating, if any, is not within the two highest rating categories.

         Eligible Securities include First Tier Securities and Second Tier Securities. In the case of the Diversified Obligations Fund, First Tier Securities include those that possess at least two ratings in the highest category and, if the securities do not possess a rating, those that are determined to be of comparable quality by MERUS pursuant to guidelines adopted by the Board of Trustees. In the case of the California Tax-Free Fund and the Tax-Free Fund, First Tier Securities include those that possess a rating in the highest category and, if the securities do not possess a rating, those that are determined to be of comparable quality by MERUS pursuant to guidelines adopted by the Board of Trustees. In the case of each of the Diversified Obligations Fund, the California Tax-Free Fund, and the Tax-Free Fund, Second Tier Securities are all other Eligible Securities.

         The Diversified Obligations Fund will not invest more than 5% of its total assets in the First Tier Securities of any one issuer, except that the Fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. In addition, the Diversified Obligations Fund may not invest more than 5% of its total assets in Second Tier Securities, with investments in the Second Tier Securities of any one issuer further limited to the greater of 1% of the Fund's total assets or $1.0 million. If a percentage limitation is satisfied at the time of purchase, a later increase in such percentage resulting from a change in the Diversified Obligations Fund's net asset value or a subsequent change in a security's qualification as a First Tier or Second Tier Security will not constitute a violation of the limitation. In addition, there is no limit on the percentage of the Diversified Obligations Fund's assets that may be invested in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and repurchase agreements fully collateralized by such obligations.

         Under the guidelines adopted by the Group's Board of Trustees and in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), MERUS may be required to promptly dispose of an obligation held in a Fund's portfolio in the event of certain developments that indicate a diminishment of the instrument's credit quality, such as where an NRSRO downgrades an obligation below the second highest rating category, or in the event of a default relating to the financial condition of the issuer.

         The Appendix to this Statement of Additional Information identifies each NRSRO that may be utilized by MERUS with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an

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NRSRO may be utilized only where the NRSRO is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.



BANK INSTRUMENTS. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Obligations Fund, the 100% U.S. Treasury Obligations Fund, the California Tax-Free Fund and the Tax-Free Fund) may invest in bankers' acceptances, certificates of deposit, and time deposits.



         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers' acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of the institution's most recently published financial statements).



         Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.




         Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETDs"), which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTDs"), which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of the institution's most recently published financial statements) or (b) the principal amount of which is insured in full by the Federal Deposit Insurance Corporation.



         There is no limitation on the Diversified Obligations Fund's ability to invest in domestic certificates of deposit and bankers' acceptances in connection with the Fund's fundamental investment restriction governing concentration in the securities of one or more issuers conducting their principal business activities in the same industry. For purposes of this exception to the Fund's fundamental investment restriction, domestic certificates of deposit and bankers' acceptances include those issued by domestic branches of foreign banks to the extent permitted by the rules and regulations of the

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Securities and Exchange Commission staff. These rules and regulations currently permit U.S. branches of foreign banks to be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

COMMERCIAL PAPER AND VARIABLE AMOUNT MASTER DEMAND NOTES. Consistent with its investment objective, policies, and restrictions, each Fund (other than the U.S. Government Obligations Fund and the 100% U.S. Treasury Obligations Fund) may invest in commercial paper and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of less than nine months and fixed rates of return. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

         Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

LOAN PARTICIPATIONS. As indicated in the Money Market Funds' Prospectus, the Diversified Obligations Fund may invest in loan participations pursuant to which the Fund acquires a portion of bank or other lending institution's interest in a secured or unsecured loan to a corporate borrower. Loans in which the Fund may purchase loan participations may be made to finance a variety of corporate purposes, but will not be made to finance highly leveraged activities such as "leveraged buy-outs." Loan participations will be subject to the Fund's non-fundamental 10% limitation governing investments in "illiquid" securities. See "Investment Restrictions" below.



LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Growth Fund, the Income and Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund, the Government Bond Fund, the Diversified Obligations Fund, the U.S. Government Obligations Fund and the 100% U.S. Treasury Obligations Fund may each lend its portfolio securities to broker-dealers, banks or other institutions. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default on its lending agreement or enter into bankruptcy, the Fund will receive 100% collateral in the form of cash or U.S. Government securities. This collateral will be valued daily and, should the market value of the loaned securities increase, the borrower will be required to furnish



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additional collateral to the Fund. Although the Funds do not expect to do so on a regular basis, a Fund may lend portfolio securities in amounts representing up to 35% of the value of the Fund's total assets.


FOREIGN INVESTMENTS. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depository Receipts ("ADRs") and securities purchased on foreign securities exchanges, may subject the Funds to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, increased costs associated with the conversion of foreign currency into U.S. dollars, changes in foreign currency exchange rates, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions.


REPURCHASE AGREEMENTS. Securities held by each Fund (other than the 100% U.S. Treasury Obligations Fund) may be subject to repurchase agreements. As a matter of non-fundamental policy, each of the California Tax-Free Fund and the Tax-Free Fund intends to limit investments in repurchase agreements to no more than 5% of the value of its total assets.

         Under the terms of a repurchase agreement, a Fund will acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of the institution's most recently published financial statements) and from registered broker-dealers that MERUS deems creditworthy under guidelines approved by the Group's Board of Trustees. Under a repurchase agreement, the seller agrees to repurchase the securities at a mutually agreed-upon date and price, and the repurchase price will generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and MERUS will monitor the collateral's value to ensure that it equals or exceeds the repurchase price. In addition, securities subject to repurchase agreements will be held in a segregated custodial account.

         If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that either the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement or the Fund's disposition of the underlying securities was delayed pending court action. Additionally, although there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by the seller or its receiver or trustee in bankruptcy, to retain the underlying securities, the Group's Board of Trustees believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements and under federal laws, a court of

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competent jurisdiction would rule in favor of the Fund if presented with the question. Securities subject to repurchase agreements will be held by the Group's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940.

REVERSE REPURCHASE AGREEMENTS. Each Fund (other than the 100% U.S. Treasury Obligations Fund) may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund's investment objective and fundamental investment restrictions; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 5% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high-quality debt securities consistent with the Fund's investment objective having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the Investment Company Act of 1940.

U.S. GOVERNMENT OBLIGATIONS. With the exception of the 100% U.S. Treasury Obligations Fund, which may invest only in direct U.S. Treasury obligations, each Fund may, consistent with its investment objective, policies, and restrictions, invest in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         For information concerning mortgage-related securities issued by certain agencies or instrumentalities of the U.S. Government, see
"Mortgage-Related Securities" below.

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MORTGAGE-RELATED SECURITIES. As indicated in the Money Market Funds' Prospectus, the Diversified Obligations Fund and the U.S. Government Obligations Fund may each invest in mortgage-related securities issued by the Government National Mortgage Association ("GNMA") representing GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"). The Growth Fund, the Income and Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund and the Government Bond Fund may also, consistent with each such Fund's investment objective and policies, invest in Ginnie Maes as well as other mortgage-related securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities or, except for the Government Bond Fund, those issued by nongovernmental entities. In addition, the Balanced Fund, the Bond Fund and the Government Bond Fund may invest in collateralized mortgage obligations ("CMOs"), provided that the Government Bond Fund may invest only in CMOs issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The
Growth Fund, the Income and Growth Fund and the Income Equity Fund will each limit its investments in mortgage-related securities to no more than 5% of such Fund's total assets.

         Mortgage-related securities represent interests in pools of mortgage loans assembled for sale to investors. Mortgage-related securities may be assembled and sold by certain governmental agencies and may also be assembled and sold by nongovernmental entities such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

         There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. As noted above, Ginnie Maes are issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment

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of principal and interest by GNMA and GNMA's guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA's guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the U.S. Treasury. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Banks and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Collateralized mortgage obligations ("CMOs") in which the Balanced Fund, the Bond Fund and the Government Bond Fund may invest represent securities issued by a private corporation or a U.S. Government instrumentality that are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The Government Bond Fund's investments in CMOs are limited to those issued by the U.S. Government or an agency or instrumentality of the U.S. Government. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series that have different maturities and that may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of a CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of a CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

         CMOs may include stripped mortgage securities. Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment

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banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities are usually structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class (or similar class that receives a disproportionate amount of interest in relation to principal) is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the market value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Income Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.


         Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not fully developed. The Funds will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% of the value of the Fund's total assets would be invested in such securities and other illiquid securities.



ADJUSTABLE INTEREST RATE NOTES. Consistent with its investment objective, policies, and restrictions, each Fund (other than the 100% U.S. Treasury Obligations Fund) may invest in "adjustable interest rate notes," which include variable rate notes and floating rate notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its par value; the degree to which a variable rate note's market value approximates its par value subsequent to readjustment will depend on the frequency of the readjustment of the note's interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its par value. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may seek to resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. Adjustable interest rate notes for which no readily available market exists will be subject to a Fund's non-fundamental 15% (10% in the case of the Money Market Funds) limitation governing investments in "illiquid" securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of

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


the Fund's demand. See "INVESTMENT RESTRICTIONS" below.

         Variable and floating rate notes will be deemed to have maturities as follows:

         1. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid within thirteen months or less, will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

         2. A variable rate note that is subject to a demand feature will be deemed to have a maturity equal to the longer of the period remaining until the next adjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         3. A floating rate note that is subject to a demand feature will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on not more than thirty days' notice or at specified intervals, not exceeding thirteen months and upon not more than thirty days' notice.



MUNICIPAL SECURITIES. As stated in the Money Market Funds Prospectus, under normal market conditions, at least 80% of the total assets of the California Tax-Free Fund and the Tax-Free Fund will be invested in Municipal Securities, the interest on which is both excluded from gross income for federal income tax (and, in the case of the California Tax-Free Fund, California personal income tax) purposes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         As stated in the Municipal Funds prospectus, under normal market conditions, at least 65% of the total assets of the California Municipal Fund and the Municipal Fund will be invested in Municipal Securities, the interest on which is excluded from gross income for federal income tax (and, in the case of the California Municipal Fund, California personal income tax) purposes, although any part of such interest may be treated as a preference item for individuals for purposes of the federal alternative minimum tax.

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and public entities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Securities if the interest paid thereon is (i) excluded from gross income for federal

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income tax purposes and (ii) not treated as a preference item for individuals for purposes of the federal alternative minimum tax.



         As described in the Money Market Funds' and Municipal Funds' Prospectuses, the two principal classifications of Municipal Securities consist of "general obligation" and "revenue" issues. The Tax-Free Fund, the California Municipal Fund and the Municipal Fund may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. In general, only general obligation bonds are backed by the full faith and credit and general taxing power of the issuer. There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer (or other entity whose financial resources are supporting the Municipal Securities), general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating(s) of the issue. In this regard, it should be emphasized that the ratings of any NRSRO are general and are not absolute standards of quality; Municipal Securities with the same maturity, interest rate and rating(s) may have different yields while Municipal Securities of the same maturity and interest rate with a different rating(s) may have the same yield.

         An issuer's obligations with respect to its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes or otherwise raise revenues. Certain of the Municipal Securities may be revenue securities and dependent on the flow of revenue, generally in the form of fees and charges. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions, including a decline in property value or a destruction of uninsured property due to natural disasters.



         In addition, in accordance with such Fund's investment objective, the California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund may each invest in private activity bonds, which may constitute Municipal Securities depending upon the federal income tax treatment of such bonds. Such bonds are usually revenue bonds because the source of payment and security for such bonds is the financial resources of the private entity involved; the full faith and credit and the taxing power of the issuer in normal circumstances will not be pledged. The payment obligations of the private entity also will be subject to bankruptcy and similar debtor's rights, as well as other exceptions similar to those described above. Moreover, the California Tax-Free Fund and the California Municipal Fund may invest in obligations secured in whole or in part by a mortgage or deed of trust on real property located in California that are subject to the "anti-deficiency" legislation discussed below.



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         The California Tax-Free Fund and the Tax-Free Fund may also invest indirectly in Municipal Securities by purchasing the shares of tax-exempt money market mutual funds. Such investments will be made solely for the purpose of investing short-term cash on a temporary tax-exempt basis and only in those funds with respect to which MERUS believes with a high degree of certainty that redemption can be effected within seven days of demand. Additional limitations on investments by the Tax-Free Fund and California Tax-Free Fund in the shares of other tax-exempt money market mutual funds are set forth under "Investment Restrictions" below.

         Certain Municipal Securities in the California Tax-Free Fund and the California Municipal Fund may be obligations that are payable solely from the revenues of health care institutions, although the obligations may be secured by real or personal property of such institutions. Certain provisions under federal and California law may adversely affect such revenues and, consequently, payment on those Municipal Securities.



         Certain Municipal Securities in which the California Tax-Free Fund and the California Municipal Fund may invest may be obligations that are secured in whole or in part by a mortgage or deed of trust on real property. California has certain statutory provisions that limit the remedies of a creditor secured by a mortgage or deed of trust. Two of the provisions limit a creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. A third statutory provision, commonly known as the "one action" rule, has two aspects, an "affirmative defense aspect" and a "sanction aspect." The "affirmative defense" aspect limits creditors secured by real property to a single legal action for recovery of their debt, and that single action must be a judicial foreclosure action against their real property security. Under the "sanction" aspect, if the real estate-secured creditor proceeds by legal action other than judicial foreclosure, the creditor loses its lien on the real property security and, in some instances, the right to recover its debt. California courts have interpreted enforcement procedures as "actions", resulting in the "sanction" aspect of the one action rule. There are limited exceptions to the anti-deficiency rule and the "one action" rule in certain cases where the debtor property is environmentally contaminated. Another statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale.





         Upon the default under a mortgage or deed of trust with respect to California real property, a creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to certain procedural requirements. A non-judicial foreclosure is initiated by the recording of a formal notice of default. The power of sale is exercised by recording, mailing and posting a notice of sale after expiration of the three-month period that commences upon the recording of the formal notice of default and at least 20 days prior to the sale date, publishing the notice of sale at least

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weekly during that period. At any time up until five business days prior to the sale, the debtor is entitled to reinstate the mortgage by making any overdue payments. Therefore, the effective minimum period for foreclosing on a mortgage or deed of trust is generally four to five months after the initial default and such foreclosure could be further delayed by bankruptcy proceedings initiated by the debtor. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.




         Certain Municipal Securities in the California Tax-Free Fund and the California Municipal Fund may be obligations that finance the acquisition of mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from home mortgages and are subject to California's statutory limitations applicable to obligations secured by real property, as described above. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a dwelling of no more than four units, at least one of which is occupied by such a mortgagor, where the dwelling has been purchased with the loan that is secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure. In the event that this purchase money anti-deficiency rule applies to a loan secured by a mortgage or deed of trust, and the value of the property subject to that mortgage or deed of trust has been substantially reduced because of market forces or by an earthquake or other event for which the mortgagor or trustor carried no insurance, upon default, the issuer holding that loan nevertheless would be entitled to collect no more on its loan than it could obtain from the foreclosure sale of the property.





         Under California law, loans secured by mortgages or deeds of trust on residential property of four units or less may be prepaid at any time. Prepayment charges on mortgage loans on owner-occupied residential property containing four units or less may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months advance interest on the amount prepaid in excess of 20% of the unpaid balance of the mortgage loan in any 12-month period. Such prepayment charges may not be charged if the property securing the loan is damaged by a natural disaster for which the Governor has declared a state of emergency, if the dwelling cannot be occupied and the prepayment is causally related to such damage.



         Legislation has been introduced from time to time regarding the California state personal income tax status of interest paid on Municipal Securities issued by the State of California and its local governments and held by investment companies such as the California Tax-Free Fund and the California Municipal Fund. Neither the California Tax-Free Fund nor the California Municipal Fund can predict what legislation relating to Municipal Securities, if any, may be proposed in the future or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Securities generally, as well as the

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availability of Municipal Securities issued by the State of California and its local governments specifically, for investment by the California Tax-Free Fund and the California Municipal Fund and the liquidity and value of their portfolios. In such an event, each of the California Tax-Free Fund and the California Municipal Fund would re-evaluate its investment objective and policies and consider changes in its structure or possible dissolution. See "Investments in Municipal Securities by the California Tax- Free Fund and the California Municipal Fund" below.


INVESTMENTS IN MUNICIPAL SECURITIES BY THE CALIFORNIA TAX-FREE FUND AND THE CALIFORNIA MUNICIPAL FUND. The following information is a general summary intended to give a recent historical description, and is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California. Such information is derived from official statements utilized in connection with securities offerings of the State of California that have come to the attention of the Group.

         Because each of the California Tax-Free Fund and the California Municipal Fund expects to invest substantially all of its assets in California Municipal Securities, it will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental, and regulatory policies and conditions. These Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by a local California issuer may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations.

         From mid-1990 to late 1993, California suffered the most severe recession in the State since the 1930's, with significant job losses (particularly in the aerospace, other manufacturing, services and construction sectors). The greatest effects of the recession were felt in Southern California. While a steady recovery has been underway since 1994, pre-recession employment levels are not expected to be reached until later in the decade.

         The recession severely affected State revenues while the State's health and welfare costs were increasing. Consequently, from the late 1980's until 1992-93, the State had a period of budget imbalance; the State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. Between Spring 1992 and Summer 1994, the State depended upon external borrowing, including borrowings extending into the following fiscal year, to meet its cash needs. The State anticipates that it will not need to use such "cross-year" borrowing during the 1995-96 fiscal year.


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         The 1993-94 Budget Act proposed to repay the $2.8 billion deficit over two fiscal years, but as a result of the recession the projected excess of revenues over expenditures did not materialize. The accumulated budget deficit at June 30, 1994 was about $1.9 billion, and a second "two-year plan" was implemented in the 1994-95 Budget Act to eliminate the budget deficit. The State Budget Act for 1994-95 made certain questionable revenue assumptions, however, including assumptions concerning the amount of federal assistance available for certain costs related to refugees and undocumented immigrants. California in fact received much less federal aid for those costs than was assumed in the 1994-95 Budget Act. The 1995-96 Budget Act nevertheless projects that the State will end the 1995-96 fiscal year with a slight surplus, and that all of the accumulated budget deficits will have been repaid.

         The 1994-95 and 1995-96 State of California Budget Acts are based upon estimates and projections of revenues and expenditures, and the foregoing discussion should not be construed as a statement of fact. The assumptions used to construct a budget may be affected by numerous factors, including future economic conditions in California and the nation. There can be no assurance that the estimates will be achieved.

         Certain of the securities in the California Tax-Free Fund and the California Municipal Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Article XIII A of the California Constitution, adopted by the voters in 1978, limits ad valorem taxes on real property, and restricts the ability of taxing entities to increase real property and other taxes. Under Article XIII A, the maximum ad valorem tax on real property cannot exceed one percent of the property's "full cash value". Article XIII A permits an increase in the one percent rate limit for certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (but not more than two percent) or decreases in the consumer price index or comparable local data, to reflect reductions in property value caused by substantial damage, destruction or other factors, or when there is a "change in ownership" or "new construction" with respect to the property.

         Constitutional challenges to Article XIII A to date have been unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Article XIII A might place on otherwise comparable properties, those provisions of Article XIII A do not violate the Equal Protection Clause of the United States Constitution.

         In response to the significant reduction in local property tax revenue caused by the passage of Article XIII A, the State enacted legislation to provide local governments with increased expenditures from the State. This fiscal relief has ended, however.

         Article XIII B of the California Constitution limits significantly spending by state government and by "local governments". Article XIII B generally limits the amount of

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the appropriations of the State and of local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population, and the services that the government entity is financially responsible for providing. To the extent that the "proceeds of taxes" of the State or a local government exceed its "appropriations limit," the excess revenues must be rebated. One of the exclusions from these limitations for any entity of government is the debt service costs of bonds existing or legally authorized as of January 1, 1979 or on bonded indebtedness thereafter approved by the voters. Although Article XIII B states that it shall not "be construed to impair the ability of the state or of any local government to meet its obligations with respect to existing or future bonded indebtedness," concern has been expressed with respect to the combined effect of such constitutionally imposed spending limits on the ability of California state and local governments to utilize bond financing.

         Article XIII B was modified substantially by Propositions 98 and 111 of 1988 and 1990, respectively. These initiatives changed the State's Article XIII B appropriations limit to require that the State set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding for public elementary and secondary schools as well as community colleges. Such guaranteed spending is often cited as one of the causes of the State's recurring budget problems.

         Prior to 1988, corporations that conducted business both within and without California were taxed only under the so-called "unitary" method applied on a world-wide basis. Since 1988, such corporations have been able to elect, subject to payment of an election fee, to use the "unitary" method, but on a "water's edge" basis, and in 1993 the fee was eliminated. As of the date hereof, the constitutionality of the election fee for prior years is being challenged in the courts. The success of such litigation could also result in decreased state revenues. Decreased state revenues may result in reductions in allocations of state revenues to local governments.

         The effect of Article XIII A, Article XIII B and other constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

         In addition, it is impossible to predict the time, magnitude, or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

         The California Tax-Free Fund's and the California Municipal Fund's concentration in California Municipal Securities provides a greater level of risk than a

                                      B-17


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fund that is diversified across numerous states and municipal entities.


INVESTMENTS IN MUNICIPAL SECURITIES BY THE TAX-FREE FUND. In addition to the short-term tax-exempt investments described in the Money Market Funds' Prospectus, the Tax-Free Fund also may invest in general obligation notes, construction loan notes, project notes, and pollution control bonds. Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, such notes are also secured by the full faith and credit of the United States through agreements with the issuing authority, which agreements provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

PUTS. The California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund may acquire "puts" with respect to securities held in their respective portfolios. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. These Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to a Fund upon its exercise of a "put" is normally
(i) the Fund's acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

         Puts may be acquired by a Fund to facilitate the liquidity of the Fund's portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Under certain circumstances, puts may be used to shorten the maturity of underlying adjustable interest rate notes for purposes of calculating the remaining maturity of those securities and the dollar-weighted average portfolio maturity of the Fund's assets pursuant to Rule 2a-7 under the Investment Company Act of 1940. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Adjustable Interest Rate Notes" and "VALUATION - Valuation of the Money Market Funds" in this Statement of Additional Information.

         The California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

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SHARES OF MUTUAL FUNDS. The Growth Fund, the Income and Growth Fund, the Income
Equity Fund, the Balanced Fund, the Bond Fund, the Government Bond Fund, the California Municipal Fund and the Municipal Fund may each invest in the securities of a money market mutual fund; as a matter of non-fundamental policy, each Fund intends to limit such investments to no more than 10% of the value of its total assets. When a Fund invests in the shares of mutual funds other than the Funds of the Group, investment advisory and other normally applicable fees will not be waived and the investment's yield will be reduced accordingly. When a Fund invests in another Fund of the Group, however, the Investment Adviser and the Administrator will reduce that portion of their usual asset-based fees from each Fund by an amount equal to their asset-based fees from the Fund in which the investment is made. The Investment Adviser and the Administrator will promptly forward such fees to the investing Fund. Additional restrictions on the Fund's investments in the securities of a money market mutual fund are set forth under "Investment Restrictions" below.


         Investments by the California Tax-Free Fund and the Tax-Free Fund in the shares of other tax-exempt money market mutual funds are described under "Municipal Securities" above.

WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a "when-issued" basis, which means that the securities will be purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will generally not pay for such securities and no interest accrues on the securities until they are received by the Fund. These securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates.

         When a Fund agrees to purchase securities on a "when-issued" basis, the Group's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when the Fund sets aside cash. The purchase of securities on a "when-issued" basis may have the effect of leverage, which may increase the risk of fluctuations in a Fund's net asset value.


         The Funds expect that commitments to purchase "when-issued" securities will not exceed 25% of the value of their respective total assets under normal market conditions; in the event any Fund exceeded this 25% threshold, the Fund's liquidity and MERUS's ability to manage it might be adversely affected. In addition, the Funds do not intend to purchase "when-issued" securities for speculative purposes but only in furtherance of such Fund's investment objective. When a Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous.
[/R]

ZERO-COUPON SECURITIES. The Balanced Fund, the Bond Fund and the Government Bond Fund may invest in zero-coupon securities, which are debt securities that do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accreted. The value of these securities may fluctuate more than similar securities that are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.

                             INVESTMENT RESTRICTIONS

         Unless otherwise indicated, the following investment restrictions are fundamental and, as such, may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined below). Except with respect to a Fund's restriction governing the borrowing of money, if a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

         The U.S. Government Obligations Fund may not purchase securities other than U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, some of which may be subject to repurchase agreements.

         The 100% U.S. Treasury Obligations Fund may not purchase securities other than short-term obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, some of which may be subject to repurchase agreements. It is the present policy of the 100% U.S. Treasury Obligations Fund to invest only in direct U.S. Treasury obligations and not to invest in repurchase agreements. The 100% U.S. Treasury Obligations Fund may lend portfolio securities in order to generate additional income.

         Each Fund, except for the California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund (the restrictions for which are outlined below), may not:

         1. Purchase securities on margin (except that, with respect to the Growth

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Fund, the Income and Growth Fund, the Income Equity Fund, the Balanced Fund, the
Bond Fund, and the Government Bond Fund only, such Funds may make margin payments in connection with transactions in options and financial and currency futures contracts), sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with the investment objectives and policies of such Fund;

         2. Purchase or sell commodities, commodity contracts (excluding, with respect to the Growth Fund, the Income and Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund and the Government Bond Fund only, options and financial and currency futures contracts), oil, gas or mineral exploration leases or development programs, or real estate (although investments by the Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund, the Government Bond Fund and the Diversified Obligations Fund in marketable securities of companies engaged in such activities and investments by the Growth Fund, the Income and Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund and the Government Bond Fund in securities secured by real estate or interests therein, are not hereby precluded to the extent the investment is appropriate to such Fund's investment objective and policies);

         3. Invest in any issuer for purposes of exercising control or management;

         4. Purchase or retain securities of any issuer if the officers or Trustees of the Group or the officers or directors of its investment adviser owning beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities;

         5. Borrow money or issue senior securities, except that a Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. A Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid. For purposes of this restriction, the deposit of securities and other collateral arrangements with respect to options and financial and currency futures contracts, and payments of initial and variation margin in connection therewith, are not considered a pledge of a Fund's assets; and

         6. Make loans, except that a Fund may purchase or hold debt instruments, lend portfolio securities, and enter into repurchase agreements in accordance with its investment objective and policies (as indicated below, each Fund may not lend portfolio securities in excess of 35% of the value of the Fund's total assets).

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         The Diversified Obligations Fund, the U.S. Government Obligations Fund
and the 100% U.S. Treasury Obligations Fund may not:

         1. Buy common stocks or voting securities, or state, municipal or private activity bonds;

         2. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets;

         3. Write or purchase put or call options; or

         4. Invest more than 10% of total assets in the securities of issuers that together with any predecessors have a record of less than three years' continuous operation.

         The Growth Fund, the Income and Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund and the Government Bond Fund may not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of such Fund's total assets would be invested in the issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the issuer's outstanding voting securities (except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations). There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

         2. Purchase any securities that would cause more than 25% of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. or foreign governments or their agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry);

         3. Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets, provided, however, that each of the Funds may purchase securities of a money market fund, if, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets; and

         4. Lend portfolio securities in excess of 35% of the value of the total assets of such Fund.

         The Diversified Obligations Fund may not:

         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities (as indicated under High Quality Investments in the Fund's Prospectus, the Fund has adopted an investment policy that is more restrictive than this fundamental investment limitation); and

         2. Purchase any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, domestic bank certificates of deposit or bankers' acceptances, and repurchase agreements secured by bank instruments or obligations of the U.S. Government, its agencies, or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of its parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry).


         The California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund may not:


         1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities, if, immediately after the purchase, more than 5% of the value of its total assets would be invested in such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% limitation). For purposes of this investment restriction, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by the non-governmental user;

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         2. Purchase any securities that would cause 25% or more of such Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to securities of the U.S. Government, its agencies or instrumentalities or Municipal Securities or governmental guarantees of Municipal Securities; and provided, further, that for the purpose of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities;

         3. Make loans; provided, however, that each Fund may purchase or hold debt instruments and enter into repurchase agreements pursuant to such Fund's investment objective and policies;

         4. Purchase or sell real estate; provided, however, that each Fund may, to the extent appropriate to its investment objective, purchase Municipal Securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein;

         5. Purchase securities on margin, make short sales of securities or maintain a short position;

         6. Underwrite the securities of other issuers;

         7. Purchase securities of companies for the purpose of exercising control or management;

         8. Invest in private activity bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation;

         9. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration leases or development programs; provided, however, each Fund may, to the extent appropriate to such Fund's investment objective, purchase publicly traded obligations of companies engaging in whole or in part in such activities;

         10. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets;

         11. Borrow money or issue senior securities, except that each Fund may borrow from banks or enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with permissible borrowings and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its

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borrowing. Each Fund will not invest in additional securities until all its borrowings (including reverse repurchase agreements) have been repaid;

         12. Write or sell puts, calls, straddles, spreads, or combinations thereof, except that each Fund may acquire puts with respect to Municipal Securities in its portfolio and sell the puts in conjunction with a sale of the underlying Municipal Securities; and

         13. Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the California Municipal Fund and the Municipal Fund may purchase securities of another investment company if, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or
(iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets.

         The California Tax-Free Fund and the Tax-Free Fund also may not:

         1. Acquire a put, if, immediately after the acquisition, more than 5% of the total amortized cost value of such Fund's assets would be subject to puts from the same institution (except that (i) up to 25% of the value of the Fund's total assets may be subject to puts without regard to the 5% limitation and (ii) the 5% limitation is inapplicable to puts that, by their terms, would be readily exercisable in the event of a default in payment of principal or interest on the underlying securities). In applying the above-described limitation, the Fund will aggregate securities subject to puts from any one institution with the Fund's investments, if any, in securities issued or guaranteed by that institution. In addition, for the purpose of this investment restriction and investment restriction No. 4 below, a put will be considered to be from the party to whom such Fund will look for payment of the exercise price;

         2. Acquire a put that, by its terms, would be readily exercisable in the event of a default in payment of principal and interest on the underlying security or securities if, immediately after the acquisition, the amortized cost value of the security or securities underlying the put, when aggregated with the amortized cost value of any other securities issued or guaranteed by the issuer of the put, would exceed 10% of the total amortized cost value of such Fund's assets;

         3. Invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the California Tax-Free Fund and the Tax-Free Fund may purchase securities of a tax-exempt money market fund if, immediately after such purchase, the acquiring Fund does not own in the aggregate (i) more than 3% of the acquired company's outstanding voting securities, (ii) securities issued by the acquired

                                      B-25




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company having an aggregate value in excess of 5% of the value of the total assets of the acquiring Fund, or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the acquiring
Fund) having an aggregate value in excess of 10% of the value of the acquiring Fund's total assets.

         Illiquid Securities. Each Fund has adopted a non-fundamental policy (which may be changed without shareholder approval) prohibiting the Fund from investing more than 15% (in the case of each of the Money Market Funds, not more than 10%) of its total assets in "illiquid" securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act ("Rule 144A Securities"). Pursuant to this policy, the Funds may purchase Rule 144A Securities only in accordance with liquidity guidelines established by the Board of Trustees of the Group and only if the investment would be permitted under applicable state securities laws.

         Investments in Warrants. The Group has agreed with a state administrator, on behalf of the Growth Fund, the Income and Growth Fund, the Income Equity Fund and the Balanced Fund, that it will limit its investments in warrants to not more than 5% of each of these Funds' net assets and, of this 5%, not more than 2% will be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange; provided, however, that for the purposes of this limitation, warrants acquired in units or attached to other securities will be deemed to be without value.

         Voting Information. As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Group or a particular Fund or a particular Class of Shares of the Group or a Fund means the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of the Group or such Fund or such Class, or (b) 67% or more of the Shares of the Group or such Fund or such Class present at a meeting at which the holders of more than 50% of the outstanding Shares of the Group or such Fund or such Class are represented in person or by proxy.

                               PORTFOLIO TURNOVER

         A Fund's turnover rate is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less. Thus, for regulatory purposes, the portfolio turnover rate with respect to each of the Money Market Funds was zero percent from the commencement of their respective operations to July 31, 1995, and is expected to remain zero percent. For the Group's fiscal year ended July 31, 1995, the portfolio turnover rate of the Growth Fund was 67.91%, for the Income and Growth Fund was 15.01%, for the Income Equity Fund was 36.64%, for the Balanced Fund was 20.70%, for the Bond Fund was 36.20%, and for the Government Bond Fund was 67.49%. For the Group's fiscal year ended July 31, 1994, the portfolio turnover rate of the Growth Fund


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was 123.26%, for the Income and Growth Fund was 97.24%, for the Income Equity
Fund was 33.82%, for the Balanced Fund was 44.14%, for the Bond was 44.33%, and for the Government Bond Fund was 176.26%. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of Shares and, in the case of the California Tax-Free Fund and the Tax-Free Fund, by requirements that enable them to receive certain favorable tax treatment.


                                    VALUATION


         As disclosed in the Prospectuses, each Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by the administrator as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern Time) (and 1:00 p.m. Eastern Time in the case of the Money Market Funds) on each weekday, with the exception of those holidays on which the New York Stock Exchange or the Federal Reserve Bank of San Francisco are closed (a "Business Day"). Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day (Washington's Birthday), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day (observed).


VALUATION OF THE MONEY MARKET FUNDS

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates.

         The Group's Board of Trustees has undertaken to establish procedures reasonably designed, taking into account current market conditions and a Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $l.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of each Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, the Trustees will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution

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or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity of a Fund, withholding or reducing dividends, reducing the number of a Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share based on available market quotations.

VALUATION OF THE GROWTH FUND, THE INCOME AND GROWTH FUND, THE INCOME EQUITY FUND, THE BALANCED FUND, THE BOND FUND, THE GOVERNMENT BOND FUND, THE CALIFORNIA MUNICIPAL FUND AND THE MUNICIPAL FUND

         Except as noted below, investments by the Growth Fund, the Income and Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund, the Government Bond Fund, the California Municipal Fund and the Municipal Fund in securities traded on a national exchange (or exchanges) are valued based upon their last sale price on the principal exchange on which such securities are traded. With regard to each such Fund, securities the principal market for which is not a securities exchange are valued based upon the mean of their latest available bid prices in such principal market or, if there are no reported bids for that day, the securities are valued based upon their last reported trading price. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Group's Board of Trustees. With the exception of short-term securities as described below, the value of each Fund's investments may be based on valuations provided by a pricing service. Short-term securities (i.e., securities with remaining maturities of 60 days or less) are valued at amortized cost, which approximates current value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Both classes of Shares in each Fund are sold on a continuous basis by BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor"), and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.


         Investor Shares may be purchased pursuant to agreements between the Distributor and Participating Organizations whereby investments in Investor Shares are made by the Participating Organization on behalf of its customers, while Fiduciary Shares may be purchased through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency and other similar accounts maintained by or on behalf of customers of The Bank of California or its affiliates. An investor must be eligible to purchase Investor or Fiduciary Shares under the criteria described in the Prospectuses.

PURCHASE OF INVESTOR SHARES


         As stated in the relevant Prospectuses, the public offering price of Investor Shares of the Equity Funds, the Income Funds and the Municipal Funds is the net asset

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value next computed after the receipt of the order to purchase Shares plus a sales charge, which varies based upon the type of Fund and amount purchased. The public offering price of such Investor Shares of the Group is calculated by dividing net asset value by the difference between 100% and the sales charge percentage of offering price applicable to the purchase (see "How to Purchase Shares" in the relevant Prospectuses). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in a Fund's Prospectus applies to purchases of Investor Shares of such a Fund by a purchaser.


         As the Group's principal underwriter, the Distributor acts as principal in selling Investor Shares of the Group to dealers. The Distributor re-allows the sales charge as dealer discounts and brokerage commissions. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the relevant Prospectuses (see "How to Purchase Shares"). From time to time, the Distributor may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. In some instances, promotional incentives to dealers may be offered only to certain dealers who have sold or may sell significant amounts of the Funds' Investor Shares. Neither the Distributor nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.

MATTERS AFFECTING REDEMPTION

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

         The Group may redeem Shares involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "VALUATION" above.

ADDITIONAL FEDERAL TAX INFORMATION

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the special tax treatment accorded regulated investment companies and their Shareholders, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other

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disposition of certain assets (including stocks and securities) held for less than three months; (c) each year distribute at least 90% of its dividends, interest (including tax-exempt interest), certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (d) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses. The 30% of gross income test described above may restrict a Fund's ability to sell certain assets held (or considered under Code rules to have been held) for less than three months.


         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for the year and substantially all its capital gain net income for the one-year period ending October 31 of the year (and any retained amount from the prior calendar year), the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts.


         Any dividend declared by a Fund to Shareholders of record on a date in October, November or December generally is deemed to have been received by its Shareholders on December 31 of such year (and paid by the Fund on or before such time) provided that the dividend actually is paid not later than the end of January of the following year.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends and other distributions paid to any Shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his or her tax return payments of interest or dividends.


         Unless treaty relief applies, foreign Shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) generally are subject to U.S. withholding tax at the rate of 30% on distributions derived from net investment income and short-term capital gains notwithstanding whether a portion of such income (e.g., short-term gains and portfolio interest) may not have been taxable to the foreign Shareholder if it had been earned directly rather than through a Fund. Distributions to foreign Shareholders of long-term capital gains and any gains from the sale or other disposition of Shares of a Fund generally are not subject to U.S. taxation, unless the recipient is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year and who meets certain other requirements. Different tax consequences may result if the foreign Shareholder is engaged in a trade or business within the United States or, if treaty relief applies, has a

                                      B-30


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U.S. permanent establishment. Foreign Shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Funds.

         The foregoing discussion and the one below regarding the California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund under "Federal Taxation" is only a summary of some of the important Federal tax considerations generally affecting purchasers of the Funds' Shares. No attempt has been made to present a detailed explanation of the Federal income tax treatment of the Funds, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of the Funds' Shares are urged to consult their tax advisers with specific reference to their own tax situation. In addition, this discussion is based on tax laws and regulations that are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative, judicial or administrative action, and such changes may be retroactive.


ADDITIONAL TAX INFORMATION CONCERNING THE CALIFORNIA TAX-FREE FUND, THE TAX-FREE FUND, THE CALIFORNIA MUNICIPAL FUND AND THE MUNICIPAL FUND


         Federal Taxation. As indicated in their respective Prospectuses, the California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund are designed to provide individual Shareholders with current tax-exempt interest income. None of these Funds is intended to constitute a balanced investment program or is designed for investors seeking capital appreciation. Nor are the California Tax-Free Fund or the Tax-Free Fund designed for investors seeking maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds may not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans, and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt, and such dividends would ultimately be taxable to the beneficiaries when distributed to them.

         The Code permits a regulated investment company that invests at least 50% of its total assets in tax-free Municipal Securities to pass through to its investors, tax-free, net Municipal Securities interest income to the extent such interest would be exempt if earned directly. The policy of the California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund is to pay each year as dividends substantially all of such Fund's Municipal Securities interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof derived from interest excludable from gross income and designated as an exempt-interest dividend in a written notice mailed to Shareholders after the close of such Fund's taxable year, but the aggregate of such dividends may not exceed the net Municipal Securities interest received by the Fund during the taxable year. In the case of each of the California Tax- Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund, the percentage of the dividends paid for any taxable year that qualifies as federal exempt- interest dividends will be the same for all Shareholders receiving dividends during such year, regardless of the period for which the Shares were held.


         Exempt-interest dividends may be treated by Shareholders of the California Tax- Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund as items of interest excludable from their gross income under
Section 103(a) of the Code. However, each such Shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103(a) if such Shareholder were treated as a "substantial user" or a "related person" to such user under Section 147(a) with respect to facilities financed through any of the tax-exempt obligations held by the California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund or the Municipal Fund.


         The California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund will distribute substantially all of any investment company taxable income for each taxable year. In general, a Fund's investment company taxable income will be its taxable income subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Distributions of such income will be taxable to Shareholders as ordinary income. The dividends-received deduction for corporations is not expected to apply to such distributions.


         Distribution of the excess of the California Tax-Free Fund's, the Tax-Free Fund's, the California Municipal Fund's and the Municipal Fund's net long-term capital gain (if any) over its net short-term capital loss will be taxable to the Fund's Shareholders as a long-term capital gain in the year in which received, regardless of how long a time the Shareholder held the Fund's Shares and such distributions will not be eligible for the dividends received deduction. If a Shareholder disposes of Shares in a Fund at a loss before holding such Shares for longer than six months, such loss will be treated as a long-term capital loss to the extent the Shareholder has received a capital gain dividend on the Shares.

         Shareholders receiving social security or railroad retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Fund).

         Like the other Funds, if for any taxable year the California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund or the Municipal Fund does not qualify for the special tax treatment afforded regulated investment companies, all of such Fund's taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to Shareholders), and Municipal Securities interest income, although not taxable to the California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund or the Municipal Fund, would be taxable to Shareholders when distributed as dividends.

         Depending upon the extent of its activities in states and localities in which its

                                      B-32


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offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund may be subject to the tax laws of such states or localities. For a summary of certain California tax considerations affecting the California Tax-Free Fund and the California Municipal Fund, see "California Taxation" below.

         As indicated in their Prospectuses, the California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of each Fund is to limit its acquisition of puts to those under which the Fund will be treated for Federal income tax purposes as the owner of the Municipal Securities acquired subject to the put and the interest on such Municipal Securities will be tax-exempt to the Fund. There is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences that may result from the acquisition of many of the types of puts that the California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund or the Municipal Fund could acquire under the 1940 Act. Therefore, although they will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the relevant Fund.


         California Taxation. Under existing California law, if the California Tax-Free Fund or the California Municipal Fund, continue to qualify for the special federal income tax treatment afforded regulated investment companies and if at the end of each quarter of such Fund's taxable year at least 50% of the value of that Fund's assets consists of obligations that, if held by an individual, would pay interest exempt from California taxation ("California Exempt-Interest Securities"), Shareholders of that Fund will be able to exclude from income, for California personal income tax purposes, "California exempt-interest dividends" received from that Fund during that taxable year. A "California exempt-interest dividend" is any dividend or portion thereof of the California Tax-Free Fund or the California Municipal Fund not exceeding the interest received by the relevant Fund during the taxable year on obligations that, if held by an individual, would pay interest exempt from California taxation (less direct and allocated expenses, which includes amortization of acquisition premium) and so designated by written notice to Shareholders within 60 days after the close of that taxable year.

         Distributions, other than of "California exempt-interest dividends," by the California Tax-Free Fund or the California Municipal Fund to California residents will be subject to California personal income taxation. Gains realized by California residents from a redemption or sale of Shares of the California Tax-Free Fund or the California Municipal Fund will also be subject to California personal income taxation. In general, California nonresidents, other than certain dealers, will not be subject to California personal income taxation on distributions by, or on gains from the redemption or sale of,

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Shares of the California Tax-Free Fund or the California Municipal Fund, unless those Shares have acquired a California "business situs." (Such California nonresidents may, however, be subject to other state or local income taxes on such distributions or gains, depending on their residence.) Short-term capital losses realized by shareholders from a redemption of shares of the California Tax-Free Fund or the California Municipal Fund within six months from the date of their purchase will not be allowed for California personal income tax purposes to the extent of any tax-exempt dividends received with respect to such Shares during such period. No deduction will be allowed for California personal income tax purposes for interest on indebtedness incurred or continued in order to purchase or carry Shares of the California Tax-Free Fund or the California Municipal Fund for any taxable year of a Shareholder during which the relevant Fund distributes "California exempt-interest dividends." Unlike federal income tax law, California personal income tax law does not subject social security or railroad retirement benefits to tax.


         A statement setting forth the amount of "California exempt-interest dividends" distributed during each calendar year will be sent to Shareholders annually.


         The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Shareholders of the California Tax- Free Fund and the California Municipal Fund. This summary does not describe the California tax treatment of the California Tax-Free Fund or the California Municipal Fund and, in addition, no attempt has been made to present a detailed explanation of the California personal income tax treatment of these Funds' Shareholders. Accordingly, this discussion is not intended as a substitute for careful planning. Further, "California exempt-interest dividends" are excludable from income for California personal income tax purposes only. Any dividends paid to Shareholders subject to California franchise tax or California corporate income tax will be taxed as ordinary dividends to such Shareholders, notwithstanding that all or a portion of such dividends is exempt from California personal income tax. Accordingly, potential investors in the California Tax- Free Fund and the California Municipal Fund including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California tax situation, in general.


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



                             MANAGEMENT OF THE GROUP

TRUSTEES AND OFFICERS



         Overall responsibility for management of each Fund rests with the Trustees of the Group, who are elected by the Group's Shareholders. There are currently five Trustees, four of whom are not "interested persons" of the Group within the meaning of that term under the 1940 Act.



         The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.



         The Trustees and officers of the Group, their addresses and principal occupations during the past five years are set forth below.



                                     Position(s)
                                     Held With                Principal Occupation
    Name and Address                 The Group                During Past 5 Years
    ----------------                 -----------              -------------------

    Stephen G. Mintos*               Chairman of              Employee, and prior


    3435 Stelzer Road                the Board,               to October 1993 a limited Granville
    Columbus, OH 43219               Trustee and              partner, BISYS Fund Services.
                                     President


    Thomas L. Braje                  Trustee                  Vice President and
    1000 Alfred Nobel Drive                                   Chief Financial Officer
    Hercules, CA 94547                                        of Bio Rad Laboratories, Inc.

    David A. Goldfarb                Trustee                  Partner, Goldfarb & Simens,
    111 Pine Street                                           Certified Public Accountants.

    18th Floor

    San Francisco, CA 94111

    Joseph C. Jaeger                 Trustee                  Senior Vice President and Chief
    100 First Street                                          Financial Officer, Delta Dental
    San Francisco, CA 94105                                   Plan of California.


    Frederick J. Long                Trustee                  President and Chief Executive
    520 Pike Street                                           Officer, Pettit-Morry Co.
    20th Floor                                                and Acordia Northwest Inc.
    Seattle, WA  98101                                        (each an insurance brokerage
                                                              firm).


    J. David Huber                   Vice                     From June, 1994, Senior Vice
    3435 Stelzer Road                President                President, Business Development;
    Columbus, OH 43219                                        from December 1993 to June 1994,
                                                              Managing Director of Business Development;
                                                              from June, 1993 to December, 1993,
                                                              Managing Director of Sales Management
                                                              Services of BISYS Fund Services Limited
                                                              Partnership; from June, 1987 to June, 1993,
                                                              Managing Director of Client Services of
                                                              BISYS Fund Services.

    William J. Tomko                 Vice                     Employee, BISYS Fund Services.
    3435 Stelzer Road                President

    Columbus, OH 43219

    Cynthia L. Lindsey               Vice                     Employee, BISYS Fund Services.
    3435 Stelzer Road                President

    Columbus, OH 43219

    Nancy E. Converse                Secretary                Employee, BISYS Fund Services;
    3435 Stelzer Road                                         and prior to July 1990, Assistant
    Columbus, OH 43219                                        Vice President, Bank One Corporation.

    Martin R. Dean                   Treasurer                Manager, Mutual Fund Accounting,
    3435 Stelzer Road                                         BISYS Fund Services, Inc. since
    Columbus, OH 43219                                        May, 1994.  Prior thereto, Senior Manager,
                                                              KPMG Peat Marwick.

    Alaina Metz                      Assistant                From June, 1995 to present, Chief
    3435 Stelzer Road                Secretary                Administrator, Administrative and
    Columbus, OH 43219                                        Regulatory Services, BISYS Fund Services,
                                                              Inc.; from May, 1989 to June, 1995,
                                                              Supervisor, Mutual Fund Legal Department,
                                                              Alliance Capital Management.

    ---------------------
    *  Mr. Mintos is considered to be an "interested person" of the Group as defined in the 1940 Act.

         The Trustees of the Group receive quarterly retainer fees and fees and expenses for each meeting of the Board of Trustees attended. No employee, officer or stockholder of BISYS Fund Services, BISYS Fund Services, Inc. and/or BISYS Fund Services Ohio, Inc. ("BISYS Fund Services Ohio") receives any compensation directly from the Group for serving as a Trustee and/or officer. BISYS Fund Services receives administration, servicing and distribution fees from each of the Group's Funds. See "Manager and Administrator" and "Distributor" below. Messrs. Mintos, Huber, Dean and Tomko, Ms. Lindsey, Ms. Metz and Ms. Converse are employees of BISYS Fund Services. As described under "Transfer Agent, Custodian, and Fund Accounting Services" below, BISYS Fund Services Ohio receives fees from each of the Group's Funds for acting as transfer agent and fund accountant. Messrs. Huber and Mintos are each officers of BISYS Fund Services Ohio. While BISYS Fund Services Ohio is a distinct legal entity from BISYS Fund Services, BISYS Fund Services Ohio is considered to be an affiliated person of BISYS Fund Services under the 1940 Act due to, among other things, the fact that BISYS Fund Services Ohio and BISYS Fund Services are both controlled by the same ultimate parent company, The BYSIS Group, Inc.

         During the fiscal year ended July 31, 1995, fees /paid to the disinterested Trustees for their services as Trustees aggregated $42,000. For the disinterested Trustees, the following table sets forth information concerning fees paid and retirement benefits accrued during the fiscal year ended July 31, 1995:

      (1)                        (2)                    (3)                      (4)                     (5)

    Name of                   Aggregate              Pension or           Estimated Annual        Total Compensation
    Trustee                 Compensation             Retirement             Benefits Upon             from Fund
                             from Group           Benefits Accrued           Retirement            Complex Paid to
                                                         as                                            Trustees
                                                    Part of Fund
                                                      Expenses
-----------------           ------------          ----------------        ----------------        ------------------
Thomas L. Braje                $10,500                  None                    None                   $10,500
David A. Goldfarb              $10,500                  None                    None                   $10,500
Joseph C. Jaeger               $10,500                  None                    None                   $10,500
Frederick J. Long              $10,500                  None                    None                   $10,500



INVESTMENT ADVISER


         Investment advisory and management services are provided to each of the Group's Funds by MERUS pursuant to an investment advisory agreement between The Bank of California and the Group dated as of May 8, 1992, as amended (the "Investment Advisory Agreement"). The Bank of California serves as custodian for each of the Group's Funds. In addition, pursuant to separate agreements with BISYS Fund Services, The Bank of California serves as sub-transfer agent for each of the Group's Funds. See "Transfer Agent, Custodian and Fund Accounting Services" below. The Bank of California also serves as sub-administrator to each of the Group's Funds pursuant to an agreement with BISYS Fund Services. See "Manager and Administrator" below.

         Unless sooner terminated, the Investment Advisory Agreement will continue in effect as to each particular Fund from year to year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under GENERAL INFORMATION - Miscellaneous in the Prospectuses), and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by The Bank of California. The Investment Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreement provides that The Bank of California will not be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with MERUS's services under the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of MERUS in the performance of its duties, or from reckless disregard by MERUS of its duties and obligations thereunder.

         The Mitsubishi Bank, Limited, of Tokyo, Japan, directly or indirectly owns all of the outstanding shares of the Bank. The Mitsubishi Bank, Limited and The Bank of Tokyo, Ltd. have announced their intention to merge. The resulting entity will be named The Bank of Tokyo-Mitsubishi, Ltd. The directors and shareholders of the respective organizations have approved the proposed merger in principle.

         The Bank of Tokyo, Ltd. and The Mitsubishi Bank, Limited announced they had reached a basic understanding concerning the merger of their respective subsidiary banks in California, Union Bank and The Bank of California. The merger has been approved by the Boards of Directors of Union Bank and The Bank of California, and will be finalized after obtaining the required shareholders' and regulatory approvals. The name of the combined California bank will be Union Bank of California.

         The target date of both the above-described mergers is April 1, 1996.

         One or more of the foregoing transactions may constitute an "assignment" of the existing investment advisory agreements between the Group and MERUS. In the event they do constitute such an "assignment" under the 1940 Act, the "assignment" will result in the automatic termination of the investment advisory agreements, effective at the time of the transaction. Prior to the transactions, shareholders of each Fund will be asked to approve a new investment advisory agreement between that Fund and Union Bank of California (or a registered investment advisor affiliate), to take effect at the time of the transactions. A proxy statement describing the terms of the new agreements will be sent to shareholders of the Group prior to their being asked to vote on the new agreements.





         For the services provided and expenses assumed by MERUS pursuant to the Investment Advisory Agreement, The Bank of California is entitled to receive fees from each Fund as described in that Fund's Prospectus. For the fiscal year ended July 31, 1995, the Bank of California received the following investment advisory fees: $37,349 from the Growth Fund (an additional $158,716 in fees were voluntarily reduced); $0 from the Income and Growth Fund (an additional
$56,251 in fees were voluntarily reduced); $1,419,062 from the Income Equity Fund (an additional $11,439 in fees were voluntarily reduced); $83,790 from the Balanced Fund (an additional $168,408 in fees were voluntarily reduced); $271,150 from the Bond Fund (an additional $250,310 in fees were voluntarily reduced); $0 from the Government Bond Fund (an additional $46,447 in fees were voluntarily reduced); $1,429,494 from the Diversified Obligations Fund; $729,094 from the U.S. Government Obligations Fund; $920,611 from the 100% U.S. Treasury Obligations Fund; $267,095 from the California Tax Free fund (an additional $326,450 in fees were voluntarily reduced); and $157,964 from the Tax-Free Fund (an additional $33,508 in fees were voluntarily reduced). Because the California Municipal Bond Fund and the Municipal Bond Fund had not commenced operations as of July 31, 1995, they paid no investment advisory fees during such fiscal year.

         For the fiscal year ended July 31, 1994, The Bank of California received the following investment advisory fees: $0 from the Growth Fund (an additional $63,330 in fees were voluntarily reduced); $0 from the Income and Growth Fund (an additional $37,543 in fees were voluntarily reduced); $1,216,590 from the Income Equity Fund (an additional $40,330 in fees were voluntarily reduced); $47,972 from the Balanced Fund (an additional $112,239 in fees were voluntarily reduced); $268,520 from the Bond Fund (an additional $249,371 in fees were voluntarily reduced); $0 from the Government Bond Fund (an additional $36,996 in fees were voluntarily reduced); $1,471,655 from the Diversified Obligations Fund; $825,406 from the U.S. Government Obligations Fund; $833,971 from the 100% U.S. Treasury Obligations Fund; $316,744 from the California Tax-Free Fund (an additional $387,133 in fees were voluntarily reduced); and $200,171 from the Tax-Free Fund (an additional $42,460 in fees were voluntarily reduced). Because the California Municipal Bond Fund and the Municipal Bond Fund had not commenced operations as of July 31, 1994, they paid no investment advisory fees during such fiscal year.



         For the fiscal year ended July 31, 1993, The Bank of California received the following investment advisory fees: $652,628 from the Income Equity Fund (an additional $40,565 in fees were voluntarily reduced); $122,961 from the Bond Fund (an additional $150,590 in fees were voluntarily reduced); $1,511,824 from the Diversified Obligations Fund (an additional $60,044 in fees were voluntarily waived); $494,848 from the U.S. Government Obligations Fund (an additional $28,276 in fees were voluntarily reduced); $853,612 from the 100% U.S.

Treasury Obligations Fund (an additional $85,203 in fees were voluntarily reduced); $240,652 from the California Tax-Free Fund (an additional $361,654 in fees were voluntarily reduced); and $130,516 from the Tax-Free Fund (an additional $101,028 in fees were voluntarily reduced). Because the Growth Fund, the Income and Growth Fund, the Balanced Fund, the Government Bond Fund, the California Municipal Fund and the Municipal Fund had not commenced operations as of July 31, 1993, they paid no investment advisory fees during such fiscal year. [/R]

PORTFOLIO TRANSACTIONS


         Pursuant to the Investment Advisory Agreement, MERUS determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions. Purchases and sales of portfolio securities for the Bond Fund, the Government Bond Fund, the Diversified Obligations Fund, the U.S. Government Obligations Fund, the 100% U.S. Treasury Obligations Fund, the California Tax-Free Fund, the Tax Free Fund, the California Municipal Fund and the Municipal Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Securities purchased by the Growth Fund, the Income and Growth Fund and the Income Equity Fund will generally involve the payment of a brokerage fee. Portfolio transactions for the Balanced Fund may be principal transactions or involve the payment of brokerage commissions. While MERUS generally seeks competitive spreads or commissions on behalf of each of the Funds, the Group may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.


         Allocation of transactions, including their frequency, to various dealers is determined by MERUS in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to MERUS may receive orders for transactions by the Group. Information so received is in addition to and not in lieu of services required to be performed by MERUS and does not reduce the advisory fees payable to The Bank of California by the Group. Such information may be useful to MERUS in serving both the Group and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to MERUS in carrying out its obligations to the Group.


         Upon adoption by the Board of Trustees of certain procedures pursuant to Rule 17e-1 under the Investment Company Act, the Group may execute portfolio transactions involving the payment of a brokerage fee through The Bank of California, BISYS Fund Services, and their affiliates in accordance with such procedures. The Group will not acquire portfolio securities issued by, make savings deposits in, or enter repurchase or reverse repurchase agreements with, The Bank of California, BISYS Fund Services, or their affiliates, and will not give preference to correspondents of The Bank of California with respect to such securities, savings deposits, repurchase agreements and reverse repurchase agreements.


         Investment decisions for each Fund of the Group are made independently from those for the other Funds or any other investment company or account managed by MERUS or The Bank of California. However, any such other investment company or account may invest in the same securities as the Group. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that MERUS and The Bank of California believe to be equitable to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, MERUS and The Bank of California may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided in the Investment Advisory Agreement, in making investment recommendations for the Group, MERUS will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of MERUS or The Bank of California, its parent or its subsidiaries or affiliates and, in dealing with its commercial customers, MERUS and The Bank of California, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Group.


         The following brokerage commissions were paid in the fiscal year ended July 31, 1995: $57,798 by the Growth Fund, $4,469 by the Income and Growth Fund, $257,339 by the Income Equity Fund, and $10,757 by the Balanced Fund. The following brokerage commissions were paid in the fiscal year ended July 31, 1994: $49,878 by the Growth Fund; $10,440 by the Income and Growth Fund; $212,350 by the Income Equity Fund; and $30,025 by the Balanced Fund. The brokerage commissions paid by the Income Equity Fund in the fiscal year ended July 31, 1993 were $118,372.


GLASS-STEAGALL ACT

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complies with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

         The Bank of California believes that MERUS possesses the legal authority to perform the services for the Funds contemplated by the Investment Advisory Agreement and described in the Prospectuses and this Statement of Additional Information and has so represented in the Investment Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict MERUS from continuing to perform such services for the Group. Depending upon the nature of any changes in the services that could be provided by MERUS, the Board of Trustees of the Group would review the Group's relationship with MERUS and consider taking all action necessary in the circumstances.

         Should further legislative, judicial or administrative action prohibit or restrict the activities of The Bank of California, its affiliates, and its correspondent banks in connection with Customer purchases of Shares of the Group, such Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per Share or result in financial losses to any Customer.

ADMINISTRATOR AND SUB-ADMINISTRATOR


         BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS Fund Services") (formerly, The Winsbury Company Limited Partnership d/b/a The Winsbury Company) serves as administrator to each of the Group's Funds pursuant to the management and administration agreement dated as of August 1, 1995 between the Group and BISYS Fund Services (the "Administration Agreement").

         BISYS Fund Services also serves as the distributor for each of the Group's Funds. See "Distributor" below. BISYS Fund Services is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The primary business of BISYS Fund Services is to act as sponsor, administrator, principal underwriter and distributor to mutual funds for which financial institutions, principally banks, act as investment adviser.

         Pursuant to the Administration Agreement, BISYS Fund Services maintains office facilities for the Group, maintains the Group's financial accounts and records, and furnishes the Group statistical and research data, data processing, clerical, accounting and bookkeeping services, and certain other services required by the Group. In addition, BISYS Fund Services prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with state securities commissions, and generally assists in all aspects of the Group's operations. As described below, BISYS Fund Services has delegated part of its responsibilities under the Administration Agreement to The Bank of California.

         For its services as administrator and expenses assumed pursuant to the Administration Agreement, BISYS Fund Services receives a fee from each Fund as described in that Fund's Prospectus. For the fiscal year ended July 31, 1995, BISYS Fund Services earned the following administration fees: $23,444 from the Growth Fund (an additional $15,769 in fees were voluntarily reduced); $0 from the Income and Growth Fund (an additional $11,250 in fees were voluntarily reduced); $423,500 from the Income Equity Fund; $50,440 from the Balanced Fund; $78,332 from the Bond Fund (an additional $42,155 in fees were voluntarily reduced); $0 from the Government Bond Fund (an additional $9,290 in fees were voluntarily reduced); $71,474 from the Diversified Obligations Fund; $364,547 from the U.S. Government Obligations Fund; $460,306 from the 100% U.S. Treasury Obligations Fund; $222,580 from the California Tax-Free Fund (an additional $74,193 in fees were voluntarily reduced); and $47,869 from the Tax-Free Fund (an additional $47,867 in fees were voluntarily reduced). Because the California Municipal Bond Fund and the Municipal Bond Fund had not commenced operations as of July 31, 1995, they paid no administration fees during such fiscal year.

         For the fiscal year ended July 31, 1994, BISYS Fund Services earned the following administration fees: $0 from the Growth Fund (an additional $12,666 in fees were voluntarily reduced); $0 from the Income and Growth Fund (an additional $7,509 in fees were voluntarily reduced); $349,213 from the Income Equity Fund (an additional $16,429 in fees were voluntarily reduced); $24,823 from the Balanced Fund (an additional $7,219 in fees were voluntarily reduced); $77,570 from the Bond Fund (an additional $41,725 in fees were voluntarily reduced); $0 from the Government Bond Fund (an additional $7,399 in fees were voluntarily reduced); $735,828 from the Diversified Obligations Fund; $412,703 from the U.S. Government Obligations Fund; $416,985 from the 100% U.S. Treasury Obligations Fund; $263,954 from the California Tax-Free Fund (an additional $87,985 in fees were voluntarily reduced); and $60,660 from the Tax-Free Fund (an additional $60,655 in fees were voluntarily reduced). Because the California Municipal Bond Fund and the Municipal Bond Fund had not commenced operations as of July 31, 1994, they paid no administration fees during such fiscal year.

         For the fiscal year ended July 31, 1993, BISYS Fund Services earned the following administration fees: $167,172 from the Income Equity Fund (an additional $10,559 in fees were voluntarily reduced); $35,522 from the Bond Fund (an additional $19,188 in fees were voluntarily reduced); $785,934 from the Diversified Obligations Fund; $261,562 from the U.S. Government Obligations Fund; $449,070 from the 100% U.S. Treasury Obligations Fund (an additional $20,338 in fees were voluntarily reduced); $214,568 from the California Tax-Free Fund (an additional $86,585 in fees were voluntarily reduced); and $41,884 from the Tax-Free Fund (an additional $73,887 in fees were voluntarily reduced). Because the Growth Fund, the Income and Growth Fund, the Balanced Fund, the California Municipal Fund and the Municipal Fund had not commenced operations as of July 31, 1993, they paid no administration fees during such fiscal year.

         The Administration Agreement became effective on August 1, 1995, and, unless sooner terminated as provided in the Administration Agreement (and as described below), the Administration Agreement, as amended, will continue in effect until July 31, 1998. The Administration Agreement thereafter shall be renewed automatically for successive annual terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable at any time with respect to a particular Fund or the Trust as a whole by either party without penalty for any reason upon 120 days' written notice by the party effecting such termination to the other party.

         The Administration Agreement provides that BISYS Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Group in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by BISYS Fund Services of its obligations and duties thereunder.

         The Administration Agreement permits BISYS Fund Services to subcontract its services thereunder, provided that BISYS Fund Services will not be relieved of its obligations under the Administration Agreement by the appointment of a subcontractor and BISYS Fund Services shall be responsible to the Group for all acts of the subcontractor as if such acts were its own, except for losses suffered by any Fund resulting from willful misfeasance, bad faith or gross negligence by the subcontractor in the performance of its duties or for reckless disregard by it of its obligations and duties.


SHAREHOLDER SERVICES PLAN


         The Group has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which a Fund is authorized to pay compensation to financial institutions (each a "Service Organization"), which may include BISYS Fund Services, that agree to provide certain shareholder support services for their customers or account holders (collectively, "customers") who are the beneficial or record owners of Shares of a Fund. In consideration for such services, a Service Organization is reimbursed by a Fund for the costs of providing these services, which costs are computed daily and paid monthly, subject to a maximum annual rate of up to 0.25% of the average daily net asset value of Shares of a Fund owned of record or beneficially by such Service Organization's customers for whom the Service Organization provides such services.


         The servicing agreements adopted under the Services Plan (the "Servicing Agreements") require the Service Organization receiving such compensation to perform certain shareholder support services as set forth in the Servicing Agreements with respect to the beneficial or record owners of Shares of a Fund.


         As authorized by the Services Plan, the Group has entered into a Servicing Agreement with BISYS Fund Services pursuant to which BISYS Fund Services has agreed to provide certain shareholder support services in connection with Shares of one or more of the Group's Funds. Such shareholder support services may include, but are not limited to, (i) responding to routine customer inquiries relating to services provided for the Fund; (ii) resolving Shareholder account problems and complaints; (iii) providing administrative support regarding Shareholder accounts and Fund features to entities whose customers are Fund Shareholders; (iv) assisting customers in changing dividend or distribution options, account designations and addresses; and (v) other similar services. In consideration of such services, the Group, on behalf of each Fund, has agreed to reimburse BISYS Fund Services its costs of providing these services, subject to a maximum annual rate of 0.25% of the average daily net assets of a Fund's shares, which costs will be computed daily and payable monthly.


EXPENSES


         The Group's service providers bear all expenses in connection with the performance of their respective services, except that each Fund will bear the following expenses relating to its operations: taxes, interest, brokerage fees and commissions, if any, fees and travel expenses of Trustees who are not partners, officers, directors, shareholders or employees of The Bank of California, BISYS Fund Services or BISYS Fund Services Ohio, Securities and Exchange Commission fees and state Blue Sky qualification and renewal fees and expenses, certain insurance premiums, outside and, to the extent authorized by the Group, inside auditing and legal fees and expenses, fees charged by rating agencies in having the Fund's Shares rated, advisory and administration fees, fees and reasonable out-of-pocket expenses of the custodian and transfer agent, expenses incurred for pricing securities owned by the Fund, costs of maintenance of corporate existence, typesetting and printing prospectuses for regulatory purposes and for distribution to current Shareholders, costs and expenses of Shareholders' and Trustees' reports and meetings and any extraordinary expenses.

         If total expenses of any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, The Bank of California and BISYS Fund Services will bear that Fund's expenses in an amount equal to such excess, in proportion to their respective investment advisory and administration fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Group's Funds limits each Fund's aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2.5% of the first $30 million of a Fund's average net assets, 2.0% of the next $70 million of a Fund's

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average net assets, and 1.5% of a Fund's remaining average net assets. Fees charged to customers by certain entities (including Participating Organizations in the case of Investor Shares and The Bank of California and its affiliates in the case of Fiduciary Shares) in connection with investments in a Fund on a customer's behalf are not included within the Fund's expenses for purposes of any such expense limitation.


DISTRIBUTOR


         BISYS Fund Services serves as distributor to the Group's Funds pursuant to the distribution agreement dated August 1, 1995 between the Group and BISYS Fund Services (the "Distribution Agreement"). BISYS Fund Services also serves as the administrator for each of the Group's Funds. See "Administrator and Sub-Administrator" above.

         Unless terminated, the Distribution Agreement will continue in effect until July 31, 1997, and from year to year thereafter if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Group, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty, on not less than sixty days' notice by the Group's Board of Trustees, by vote of a majority of the outstanding voting securities of the Group or by the Distributor. The Distribution Agreement terminates in the event of its assignment, as defined in the 1940 Act.

         The Distribution Plans. The operation and the 0.25% fee payable under the Group's Distribution Plans to which the Investor Shares of the Group's Funds are presently subject are described in each such Fund's Prospectus under "SERVICE ARRANGEMENTS ADMINISTRATOR & DISTRIBUTOR -The Distribution Plan." For the fiscal year ended July 31, 1995, BISYS Fund Services received in respect of the sale of Investor Shares distribution fees of: $0 in respect of the Growth Fund; $0 in respect of the Income and Growth Fund, $0 in respect of the Income Equity Fund, $0 in respect of the Balanced Fund, $0 in respect of the Bond Fund, $0 in respect of the Government Bond Fund, $1,054 in respect of the Diversified Obligations Fund, $1,701 in respect of the U.S. Government Obligations Fund, $0 in respect of the 100% U.S. Treasury Obligations Fund, $0 in respect of the California Tax-Free Fund, and $0 in respect of the Tax-Free Fund.

         For the fiscal year ended July 31, 1994, BISYS Fund Services received $1,598.65 in distribution fees in respect of the Investor Shares of the Diversified Obligations Fund. No other distribution fees were paid during such fiscal year.

         For the fiscal year ended July 31, 1993, BISYS Fund Services received $514 in distribution fees in respect of the Investor Shares of the Diversified Obligations Fund, no distribution fees in respect of the Investor Shares of the U.S. Government Obligations Fund, $122 in distribution fees in respect of the Investor Shares of the 100% U.S. Treasury

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Obligations Fund, $14 in distribution fees in respect of the Investor Shares of the California Tax-Free Fund, and no distribution fees in respect of the Investor Shares of the Tax-Free Fund.


         In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plans may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Investor Shares of that Fund. The Distribution Plans may be amended by vote of the Group's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in a Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of that Fund's Investor Shareholders. The Group's Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plans (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plans) indicating the purposes for which such expenditures were made.

         Each Distribution Plan provides that it will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees and (ii) by the vote of the entire Board of Trustees, cast in person at a meeting called for such purpose. For so long as each of the Distribution Plans remains in effect, the selection and nomination of those trustees who are not interested persons of the Group (as defined in the 1940
Act) shall be committed to the discretion of such disinterested persons.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTING SERVICES


         BISYS Fund Services Ohio performs transfer agency services for the Group's Funds pursuant to a transfer agency and shareholder service agreement with the Group dated as of August 1, 1995 (the "Transfer Agency Agreement"). As each Fund's transfer agent, BISYS Fund Services Ohio processes purchases and redemptions of each Fund's Shares and maintains each Fund's Shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a Shareholders's account.

         Under the Transfer Agency Agreement, the Group has agreed to pay BISYS Fund Services Ohio an annual minimum fee for each class of each Fund's Shares outstanding based on the number of shareholder accounts of record of such Class and whether the class has certain specified features. The annual minimum fee schedule is $18,000 for the Investor Class and $10,000 for the Fiduciary Class where the number of shareholder accounts of record is between 1 and 99; $24,000 for the Investor Class and $18,000 for the Fiduciary Class where the number of shareholder accounts of record is between 100 and 499; and $36,000 for the Investor class and $24,000 for the Fiduciary Class where the number of shareholder accounts of record is 500 or more. The annual minimum fee is increased by specified amounts if a Fund's Class of Shares has certain specified features. Under the Transfer Agency Agreement, BISYS Fund Services Ohio is also entitled to receive annual fees based on individual

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shareholder accounts of record equal to $16 per shareholder account of record with respect to each of the Group's U.S. Government Obligations Fund, Diversified Obligations Fund, 100% U.S. Treasury Obligations Fund, California Tax-Free Fund and the Tax-Free Fund, and equal to $14 per shareholder accounts of record with respect to each of the Group's Growth Fund, Income and Growth Fund, Income Equity Fund, Balanced Fund, Bond Fund, Government Fund, California Municipal Fund and the Municipal Fund. The number of accounts for purposes of determining the annual minimum fee per class of Shares is calculated on a monthly basis.

         The Transfer Agency Agreement also provides that BISYS Fund Services Ohio is entitled to be reimbursed by the Group for postage, handling fees, and reasonable costs of supplies used by BISYS Fund Services Ohio in the performance of its services under the Agreement. BISYS Fund Services Ohio may periodically voluntarily reduce all or a portion of its transfer agency fee with respect to a Fund to increase the Fund's net income available for distribution as dividends.

         In accordance with its Transfer Agency Agreement with the Group, BISYS Fund Services Ohio has entered into a sub-transfer agency agreement with The Bank of California with respect to the Group's Funds dated February 22, 1989, as amended September 15, 1992 (the "Sub-Transfer Agency Agreement"). Under the Sub-Transfer Agency Agreement, BISYS Fund Services Ohio has delegated its transfer agency responsibilities to The Bank of California with respect to investments in each of the Group's Funds through certain individual retirement accounts maintained with The Bank of California and its affiliates ("Sub-Accounts"). For its services as sub-transfer agent, BISYS Fund Services Ohio has agreed to pay The Bank of California with respect to the Group's Growth Fund, Income and Growth Fund, Income Equity Fund, Balanced Fund, Bond Fund, and Government Bond Fund an annual base fee of $12.00 per Shareholder Sub-Account with respect to the first 101 through 2,999 Shareholder Sub-Accounts invested in a Fund and an annual base fee of $9.00 per Shareholder Sub- Account with respect to 3,000 or more Shareholder Sub-Accounts invested in a Fund; BISYS Fund Services Ohio has agreed to pay The Bank of California with respect to the Group's Diversified Obligations Fund, U.S. Government Obligations Fund, 100% U.S. Treasury Obligations Fund, California Tax-Free Fund and Tax-Free Fund an annual base fee of $15.00 per Shareholder Sub-Account with respect to 101 or more Shareholder Sub-Accounts invested in a Fund. (The number of Shareholder Sub-Accounts for purposes of determining the base fee is calculated on a monthly basis and the base fee does not apply when 100 or fewer Shareholder Sub-Accounts have been invested in a Fund.) The Bank of California is also entitled to be reimbursed by BISYS Fund Services Ohio for postage, handling fees, and reasonable costs of supplies used by The Bank of California in the performance of its services under the Sub-Transfer Agency Agreement.

         In addition to its transfer agency services, BISYS Fund Services Ohio serves as fund accountant for the Group's Funds pursuant to a fund accounting agreement with the Group dated as of August 1, 1995, as amended (the "Fund Accounting Agreement").

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         As fund accountant for each Fund, BISYS Fund Services Ohio prices each
Fund's Shares, calculates each Fund's net asset value, and maintains the general ledger accounting records for each Fund. Under the Fund Accounting Agreement, BISYS Fund Services Ohio is entitled to receive a fee from each Fund at an annual rate of .03% of the Fund's average daily net assets plus BISYS Fund Services Ohio out-of-pocket expenses, with a minimum annual fee of $30,000 per Fund and $10,000 per each additional Class of Shares. BISYS Fund Services Ohio may periodically voluntarily reduce all or a portion of its fund accounting fee with respect to a Fund in order to increase the Fund's net income available for distribution as dividends.


         The Bank of California serves as custodian to the Group's Funds pursuant to a custodian agreement with the Group dated as of December 23, 1991, as amended (the "Custodian Agreement"). Under the Custodian Agreement, The Bank of California's responsibilities include safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund's investments.

         Under the Custodian Agreement, the Group has agreed to pay The Bank of California a custodian fee with respect to each Fund at an annual rate of .02% of the Fund's average daily net assets, with an annual minimum fee of $2,500 per Fund. In addition, The Bank of California is entitled to receive a flat fee from each Fund as follows: (i) $17.00 for each purchase or sale of Fund securities eligible for deposit in a securities depository as defined in Rule 17f-4 under the 1940 Act (a "securities depository"), with a $25.00 annual holding charge for such securities; and $40.00 for each purchase or sale of Fund securities that are not eligible for deposit in a securities depository, with a $40.00 annual holding charge for such securities; and (ii) $10.00 for disbursement charges. The Bank of California is also entitled to be reimbursed by the Group for its reasonable out-of-pocket expenses incurred in the performance of its duties under the Custodian Agreement. The Bank of California may periodically voluntarily reduce all or a portion of its custodian fee with respect to a Fund to increase the Fund's net income available for distribution as dividends.

AUDITORS


         The financial statements of the Group for the period ended July 31, 1995, appearing in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report and on the authority of such firm as experts in auditing and accounting. For fiscal 1996, Deloitte & Touche LLP will replace Coopers & Lybrand L.L.P. as the Group's auditors.


                                      B-49


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LEGAL COUNSEL


         Ropes & Gray, One Franklin Square, 1301 K Street, N.W., Suite 800 East, Washington, D.C. 20005, are counsel to the Group and will pass upon the legality of the Shares offered hereby.


                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

         The Group is a Massachusetts business trust. The Group's Declaration of Trust was originally filed with the Secretary of State of The Commonwealth of Massachusetts on March 10, 1987. The Declaration of Trust, as amended, authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Group's Declaration of Trust, as amended, further authorizes the Board of Trustees to establish one or more series of Shares of the Group, and to classify or reclassify the Shares of any series into one or more classes by setting or changing in any one or more respects the preferences, designations, conversion or other rights, restrictions, limitations as to dividends, conditions of redemption, qualifications or other terms applicable to the Shares of such class, subject to those matters expressly provided for in the Declaration of Trust, as amended, with respect to the Shares of each series of the Group. The Group presently consists of thirteen series of Shares, representing units of beneficial interest in the Growth Fund, the Income and Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund, the Government Bond Fund, the Diversified Obligations Fund, the U.S. Government Obligations Fund, the 100% U.S. Treasury Fund, the California Tax-Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund. As described in the Prospectuses, each Fund has been divided into two classes of Shares, designated Investor Shares and Fiduciary Shares.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, the Group's Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund that are available for distribution. Upon liquidation or dissolution of the Group, Investor and Fiduciary shareholders are entitled to receive the net assets of the Fund attributable to each class.

         As used in the Prospectuses and in this Statement of Additional Information, "assets belonging to a Fund" means the consideration received by the Group upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular Fund that are allocated to that Fund by the Group's Board of Trustees. Such allocations of general assets

                                      B-50


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may be made in any manner deemed fair and equitable, and it is anticipated that the Board of Trustees will use the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses of that Fund, and with a share of the general liabilities and expenses of the Group not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Group to particular Funds will be determined by the Board of Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund.

         Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Group voting without regard to series.

         Although not governed by Rule 18f-2, Investor Shares of a Fund have exclusive voting rights with respect to matters pertaining to the Fund's Distribution Plan.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Group's Declaration of Trust, as amended, provides that Shareholders shall not be subject to any personal liability for the obligations of the Group, and that every written agreement, obligation, instrument, or undertaking made by the Group shall contain a provision to the effect that the Shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any Shareholder held personally liable solely by reason of his or her being or having been a Shareholder. The Declaration of Trust, as amended, also provides that the Group shall, upon request, assume the defense of any claim made against any Shareholder for any act or obligation of the Group, and shall satisfy any judgment thereon. Thus, the risk of a Shareholder incurring financial

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loss on account of Shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations.

         The Declaration of Trust, as amended, states further that no Trustee, officer, or agent of the Group shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Group's business, nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust, as amended, also provides that all persons having any claim against the Trustees or the Group shall look solely to the assets of the trust for payment.

THE REORGANIZATION OF THE IRA FUND AND THE GROUP

         As of June 23, 1988, pursuant to an Agreement and Plan of Reorganization between the IRA Fund, the Group, and The Bank of California, substantially all of the assets of the IRA Fund's Income Equity Portfolio, and Bond Portfolio were transferred to the Group's Income Equity Fund, and Bond Fund, respectively, in exchange for such Fund's Shares, and substantially all of the assets of the IRA Fund's Short Term Portfolio were transferred to one or more of the Group's Money Market Funds in exchange for Shares of such Money Market Fund or Funds. Prior to June 23, 1988, the aggregate total return and average annual total return of the Bond Fund and Income Equity Fund reflect the aggregate total return and average annual total return of the IRA Fund Bond Portfolio and the IRA Fund Income Equity Portfolio, respectively. The IRA Fund Bond Portfolio and the IRA Fund Income Equity Portfolio both received investment advice from the same division of The Bank of California now known as MERUS and had investment objectives, policies and restrictions substantially similar to those of the Bond Fund and the Income Equity Fund, respectively. However, potential investors should be aware that both the nature and amount of fees and expenses of the IRA Fund Bond Portfolio and the Bond Fund and those of the IRA Fund Income Equity Portfolio and the Income Equity Fund differ.

CALCULATION OF PERFORMANCE DATA

         From time to time, articles relating to the performance, rankings, and other investment characteristics of mutual funds and their investment advisers, including the Group's Funds and MERUS, may appear in national, regional, and local publications. In particular, some publications may publish their own rankings or performance reviews of mutual funds and their investment advisers, including the Group's Funds and MERUS. Various mutual fund or market indices may also serve as a basis for comparison of the performance of the Group's Funds with other mutual funds or mutual fund portfolios with comparable investment objectives and policies. In addition to the indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation, references to or reprints from the following publications may be used in the Group's promotional literature:
IBC/Donoghue's Money Fund Report, Ibottson Associates of Chicago, MorningStar, Lipper Analytical Services, Inc., CDA/Wiesenberger Investment Company Services, SEI Financial Services, Callan Associates, Wilshire Associates,

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MONEY Magazine, Pension and Investment Age, Forbes Magazine, Business Week,
American Banker, Fortune Magazine, Institutional Investor, Barron's National Business & Financial Weekly, The Wall Street Journal, New York Times, San Francisco Chronicle and Examiner, Los Angeles Times, U.S.A. Today, Sacramento Bee, Seattle Times, Seattle Daily Journal of Commerce, Seattle Post/Intelligence, Seattle Business Journal, Tacoma New Tribune, Bellevue Journal-American, The Oregonian, Puget Sound Business Journal, Portland Chamber of Commerce and Portland Daily Journal of Commerce/Portland Business Today. Shareholders may call toll free (800) 433-6884 for current information concerning the performance of each of the Group's Funds.

         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within the Group; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds. In addition, the California Tax- Free Fund, the Tax-Free Fund, the California Municipal Fund and the Municipal Fund may each include charts comparing various tax-free yields versus taxable yield equivalents at different income levels.


         Based on the seven-day period ended July 31, 1995 (the "base period" for the Diversified Obligations Fund, the U.S. Government Obligations Fund, the 100% U.S. Treasury Obligations Fund, the California Tax Free Fund, and the Tax Free Fund), the yield of the Diversified Obligations Fund's Investor Shares and Fiduciary Shares was 5.22% and 5.22%, respectively, and the effective yield of the Fund's Investor Shares and Fiduciary Shares was 5.36% and 5.36%, respectively; the yield of the U.S. Government Obligations Fund's Investor Shares and Fiduciary Shares was 5.08% and 5.11%, respectively, and the effective yield of the Fund's Investor Shares and Fiduciary Shares was 5.21% and 5.24%, respectively; the yield of the 100% U.S. Treasury Obligations Fund's Investor Shares and Fiduciary Shares was 4.94% and 4.94%, respectively, and the effective yield of the Fund's Investor Shares and Fiduciary Shares was 5.06% and 5.06%, respectively; the yield of the California Tax-Free Fund's Investor Shares and Fiduciary Shares was 3.20% and 3.20%, respectively, and the effective yield of the Fund's Investor Shares and Fiduciary Shares was 3.25% and 3.25%, respectively; and the yield of the Tax-Free Fund's Investor Shares and Fiduciary Shares was 3.13% and 3.13%, respectively, and the effective yield of the Fund's

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Investor Shares and Fiduciary Shares was 3.18% and 3.18%, respectively. The yield of each Fund's Investor Shares and Fiduciary Shares, respectively, was computed by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of the Class over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The effective yield of each Fund's Investor Shares and Fiduciary Shares, respectively, represents a compounding of the yield of the Class by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

         Based on the thirty-day period ended July 31, 1995, the yield of the Diversified Obligations Fund's Investor Shares and Fiduciary Shares was 5.26% and 5.26%, respectively; the yield of the U.S. Government Obligations Fund's Investor Shares and Fiduciary Shares was 5.14% and 5.17%, respectively; the yield of the 100% U.S. Treasury Obligations Fund's Investor Shares and Fiduciary Shares was 4.99% and 4.99%; the yield of the California Tax- Free Fund's Investor Shares and Fiduciary Shares was 3.00% and 3.00%; and the yield of the Tax-Free Fund's Investor Shares and Fiduciary Shares was 2.90% and 2.90%, respectively. The yield of each Fund's Investor Shares and Fiduciary Shares, respectively, was computed by determining the percentage net change, excluding capital changes, in the value of an investment in one Share of the Class over the thirty-day period, and multiplying the net change by 365/30 (or approximately twelve months). The effective yield of each Fund's Investor Shares and Fiduciary Shares, respectively, represents a compounding of the yield of the Class by adding 1 to the number representing the percentage change in value of the investment during the thirty-day period, raising that sum to a power equal to 365/30, and subtracting 1 from the result.




         Based on the seven-day period ended July 31, 1995, the tax-equivalent yield of the California Tax-Free Fund's Investor Shares and Fiduciary Shares was 5.30% and 5.30%, respectively (using a federal income tax rate of 39.6%), and 6.48% and 6.48%, respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%), and the tax-equivalent effective yield of the Fund's Investor Shares and Fiduciary Shares was 5.38% and 5.38%, respectively (using a federal income tax rate of 39.6%), and 6.58% and 6.58%, respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%). For the same seven-day period, the tax-equivalent yield of the Tax- Free Fund's Investor Shares and Fiduciary Shares was 5.18% and 5.18%, respectively, and the tax-equivalent effective yield of the Fund's Investor Shares and Fiduciary Shares was 5.26% and 5.26%, respectively (in each case utilizing a federal income tax rate of 39.6%).



         Based on the thirty-day period ended July 31, 1995, the tax-equivalent yield of the California Tax-Free Fund's Investor Shares and Fiduciary Shares was 4.97% and 4.97%, respectively (using a federal income tax rate of 39.6%), and 6.07% and 6.07%, respectively (using a federal income tax rate of 39.6% and a California personal income tax rate of 11%), and the tax-equivalent effective yield of the Fund's Investor Shares and Fiduciary Shares was 5.03% and 5.03%, respectively (using a federal income tax rate of 39.6%), and 6.15% and 6.15%, respectively (using a federal income tax rate of 39.6% and a California personal

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income tax rate of 11%). Based on the same thirty-day period ended July 31,
1995, the tax- equivalent yield of the Tax-Free Fund's Investor Shares and Fiduciary Shares was 4.80% and 4.80%, respectively, and the tax-equivalent effective yield of the Fund's Investor Shares and Fiduciary Shares was 4.87% and 4.87%, respectively (in each case utilizing a federal income tax rate of 39.6%).

         The tax-equivalent yield of the Investor Shares and Fiduciary Shares, respectively, of the California Tax-Free Fund and the Tax-Free Fund was computed by dividing that portion of the yield of the Class that is tax-exempt by 1 minus the stated income tax rate (or rates) and adding the product to that portion, if any, of the yield of the Class that is not tax-exempt. The tax-equivalent effective yield of each Fund's Investor Shares and Fiduciary Shares, respectively, was computed by dividing that portion of the effective yield of the Class which is tax-exempt by 1 minus the stated income tax rate (or rates) and adding to that portion, if any, of the effective yield of the Class that is not tax-exempt.



         For the year ended July 31, 1995, the one-year average annual total return of the Diversified Obligations Fund Investor and Fiduciary shares was 4.99%, of the U.S. Government Obligations Fund Investor and Fiduciary shares was 4.86% and 4.87%, respectively, of the 100% U.S. Treasury Obligations Fund Investor and Fiduciary shares was 4.69%, of the California Tax-Free Fund Investor and Fiduciary shares was 3.16%, and of the Tax-Free Fund Investor and Fiduciary shares was 3.00%.



         For the period ended July 31, 1995, the five-year average annual total return of the Diversified Obligations Fund's Investor and Fiduciary shares was 4.39%; of the U.S. Government Obligations Fund's Investor and Fiduciary shares was 4.20%; of the 100% U.S. Treasury Obligations Fund's Investor and Fiduciary shares was 4.13%; of the California Tax- Free Fund's Investor and Fiduciary shares was 3.01%; and of the Tax-Free Fund's Investor and Fiduciary shares was 3.08%.

         For the period from August 10, 1987 (the date on which the Diversified Obligations Fund, the U.S. Government Obligations Fund and the 100% U.S. Treasury Obligations Fund commenced operations) through July 31, 1995, the average annual total return of the Diversified Obligations Fund Investor and Fiduciary shares, the U.S. Government Obligations Fund Investor and Fiduciary shares and the 100% U.S. Treasury Obligations Fund Investor and Fiduciary shares was 5.75%, 5.56% and 5.47%, respectively. For the period from August 11, 1987 (the date on which the California Tax-Free Fund commenced operations) through July 31, 1995, the average annual total return of the California Tax-Free Fund Investor and Fiduciary shares was 3.79%. For the period from August 22, 1988 (the date on which the Tax-Free Fund commenced operations) through July 31, 1995, the average annual total return of the Tax-Free Fund Investor and Fiduciary shares was 3.86%.
[/R]

         Prior to June 23, 1988 (the date on which the Income Equity Fund and the Bond Fund commenced operations as a result of the reorganization involving the IRA Fund Income Equity Portfolio and the IRA Fund Bond Portfolio, respectively, as described under "ADDITIONAL

INFORMATION - The Reorganization of the IRA Fund and the Group" above), the total return and average annual total return of the Income Equity Fund and the Bond Fund reflects the total return and average annual total return of the IRA Fund Income Equity Portfolio, and the IRA Fund Bond Portfolio, respectively. Each IRA Fund Portfolio received investment advice from the same division of The Bank of California now known as MERUS and had substantially similar investment objectives, policies, and restrictions of the Fund into which it was reorganized. However, potential investors in the Income Equity Fund, and the Bond Fund should be aware that both the nature and amount of fees and expenses of the IRA Fund Income Equity Portfolio, and the IRA Fund Bond Portfolio differ from the Fund into which the respective IRA Fund Portfolios were reorganized. See "Management of the Group Investment Adviser" and the Statements of Operations in the Financial Statements with respect to the Income Equity Fund, and the Bond Fund and the IRA Fund Income Equity Portfolio, and the IRA Fund Bond Portfolio for the applicable period ended July 31, 1989 and June 22, 1988 contained in this Statement of Additional Information.

         Each Equity Fund and Income Fund offered a single class of shares throughout the periods shown below. The performance figures relating to the Investor Shares have been adjusted, however, to give effect to the sales charge and distribution fee to which the Investor Shares are subject. Because only Investor Shares bear the expense of the fee, if any, under the Distribution Plan and a sales charge, total return and yield relating to a Fund's Investor Shares will be lower than that relating to the Funds' Fiduciary Shares.


         For the one year period ended July 31, 1995, the average annual total return of the Investor and Fiduciary Shares of the Income Equity Fund was 12.24% (17.52% without a load) and 17.26%, respectively, and of the Bond Fund was 6.02% (9.29% without a load) and 9.43%, respectively. For the five-year period ended July 31, 1995, the average annual total return of the Investor and Fiduciary Shares of the Income Equity Fund was 10.91% (11.93% without a load) and 11.88%, respectively, and of the Bond Fund was 6.97% (7.61% without a load) and 7.79%, respectively. For the ten year period ended July 31, 1995, the average annual total return of the Investor and Fiduciary Shares of the Income Equity Fund was 13.03% (13.55% without a load) and 13.52%, respectively. For the ten year period ended July 31, 1995, the average annual total return of the Investor and Fiduciary Shares of the Bond Fund was 8.72% (9.06% without a load) and 9.15%, respectively.

         For the one year period ended July 31, 1995, the average annual total return of the Investor and Fiduciary Shares of the Growth Fund was 19.48% (25.10% without a load) and 25.23%, respectively, of the Investor and Fiduciary Shares of the Income and Growth Fund was 15.23% (20.67% without a load) and 20.68%, respectively, of the Investor and Fiduciary Shares of the Balanced Fund was 10.37% (15.60% without a load) and 15.62%, respectively, and of the Government Bond Fund was 4.24% (7.47% without a load) and 7.30%, respectively.

         For the period beginning November 18, 1993 (commencement of operations) and ending July 31, 1995, the average annual total return of the Investor Shares and Fiduciary Shares of the Growth Fund was 9.87% (12.88% without a load) and 12.88%, respectively.

For the period beginning November 14, 1993 (commencement of operations) and ending July 31, 1995, the aggregate total return of the Investor Shares and Fiduciary Shares of the Income and Growth Fund was 9.74% (12.72% without a load) and 12.66%, respectively. For the period beginning November 14, 1993 (commencement of operations) and ending July 31, 1995, the aggregate total return of the Investor Shares and Fiduciary Shares of the Balanced Fund was 5.80% (8.67% without a load) and 9.01%, respectively. For the period beginning November 14, 1993 (commencement of operations) and ending July 31, 1995, the aggregate total return of the Investor Shares and Fiduciary Shares of the Government Bond Fund was 1.00% (2.82% without a load) and 3.23%, respectively.


         Each Fund's respective average annual total return and/or aggregate total return was calculated by determining the change in the value of a hypothetical $1,000 investment in the Fund over the applicable period (utilizing, when appropriate, performance information from the applicable IRA Fund Portfolio prior to June 23, 1988) that would equate the initial amount invested to the ending redeemable value of the investment; in the case of the average annual total return, this amount (representing the Fund's total return) was then averaged over the relevant number of years. The ending redeemable value includes dividends and capital gain distributions reinvested at net asset value. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from changes in Share price and reinvestment of dividends and capital gains distributions.


         For the thirty-day period ended July 31, 1995, the yield for the Investor and Fiduciary Shares of the Growth Fund was 1.05% (1.10% without a load) and 1.10%, respectively; for the Investor and Fiduciary Shares of the Income and Growth Fund was 2.11% (2.21% without a load) and 2.14%, respectively; for the Investor and Fiduciary Shares of the Income Equity Fund was 3.13% (3.27% without a load) and 3.35%, respectively; for the Investor and Fiduciary Shares of the Balanced Fund was 3.26% (3.42% without a load) and 3.53%, respectively; for the Investor and Fiduciary Shares of the Bond Fund was 5.56% (5.74% without a load) and 5.75%, respectively; and for the Investor and Fiduciary Shares of the Government Bond Fund was 5.37% (5.54% without a load) and 5.54%, respectively. The yield of the Growth Fund, the Income and Growth Fund, the Income Equity Fund, the Balanced Fund, the Bond Fund and the Government Bond is determined by annualizing the Fund's net investment income per Share during a specified thirty-day period ending on the last day of the most recent calendar quarter, and dividing that amount by the Fund's per Share net asset value on the last day of the period.

         For the one year period ended July 31, 1995, the distribution rate (including capital gains and excluding a sales charge) of the Income Equity Fund was 6.58% for Investor Shares and 6.60% for Fiduciary Shares and of the Bond Fund was 6.23% for Investor Shares and 6.17% for Fiduciary Shares. For the one year period ended July 31, 1995, the distribution rate (excluding capital gains and a sales charge) of the Income Equity Fund was 3.34% and of the Bond Fund was 6.17%. For the one year period ended July 31, 1995, the distribution rate (including capital gains and a sales load) of the Income Equity Fund was 6.29% and of the Bond Fund was 6.04%. For the one year period ended July 31, 1995 the distribution rate (excluding capital gains and including a load) of the Income Equity Fund was 3.19% and of the Bond Fund was 6.04%. The distribution rate for each Fund is determined by dividing the income distributions and, where the distribution rate includes capital gains distributions, capital gains distributions on a Share of the Fund over a twelve-month period by the per Share net asset value of the Fund on the last day of the period and annualized in the case of Funds which have not had a full year of results.


         All performance information presented is based on past performance and does not predict future performance.

MISCELLANEOUS

         The Group is not required to hold meetings of Shareholders for the purpose of electing Trustees except that (i) the Group is required to hold a Shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and
(ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may be filled only by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Group at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of Shares representing not less than 10% of the outstanding Shares of the Group. Upon written request by the holders of Shares representing 1% of the outstanding Shares of the Group stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Group will provide a list of Shareholders or disseminate appropriate materials (at the expense of the requesting Shareholders). Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

         The Group is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of the Group.

         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.


         The 1995 Annual Report to Shareholders of the Group is incorporated herein by reference. This Report includes audited financial statements for the fiscal year ended July 31, 1995. Upon the incorporation by reference herein of such Annual Report, the opinion in such Annual Report of independent accountants is incorporated herein by reference and such Annual Report's financial statements are incorporated by reference herein in reliance upon the authority of such accountants as experts in auditing and accounting.


         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made.

No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.



         As of November 17, 1995, the Group believes that the trustees and officers of the Group, as a group, owned less than one percent of the Shares of any Fund of the Group. As of November 17, 1995, the Group believes that the Bank of California was the shareholder of record of 30.65% of the Investor Shares and 97.65% of the Fiduciary Shares of the Growth Fund, 25.58% of the Investor Shares and 97.55% of the Fiduciary Shares of the Income and Growth Fund, 29.04% of the Investor Shares and 95.03% of the Fiduciary Shares of the Income Equity Fund, 8.19% of the Investor Shares and 98.60% of the Fiduciary Shares of the Balanced Fund, 67.81% of the Investor Shares and 94.51% of the Fiduciary Shares of the Bond Fund, 84.28% of the Fiduciary Shares of the Government Bond Fund, 97.97% of the Fiduciary Shares of the Tax-Free Fund, and substantially all of the Fiduciary Shares of the U.S. Government Obligations Fund, the Diversified Obligations Fund, the 100% U.S. Treasury Obligations Fund and the California Tax-Free Fund. There were no shareholders of the California Municipal Fund and the Municipal Fund as of November 17, 1995. As of November 17, 1995, the Group believes that the Bank of California had voting power with respect to 60.61% of the Growth Fund Fiduciary Shares, 42.96% of the Income Equity Fund Fiduciary Shares, 41.09% of the Balanced Fund Fiduciary Shares, 46.20% of the Bond Fund Fiduciary Shares, 13.88% of the Government Bond Fund Fiduciary Shares, 15.80% of the Diversified Obligations Fund Fiduciary Shares, 6.87% of the U.S. Government Obligation Fund Fiduciary Shares, 22.84% of the 100% U.S. Treasury Fund Fiduciary Shares, 17.90% of the California Tax-Free Fund Fiduciary Shares, 44.87% of the Tax-Free Fund Fiduciary Shares and 7.94% of the Income and Growth Fund Fiduciary Shares.


         The table below indicates each additional person known by the Group to own beneficially 5% or more of the Shares of the following Funds of the Group as of November 17, 1995:


                          5% or More Beneficial Owners
                          ----------------------------
                                                             Percent of
                                                             Beneficial
    Name and Address                                         Ownership
    ----------------                                         ----------
                                   Growth Fund
                                   -----------

                                 Investor Shares
                                 ---------------


        Richard Ormsby                                          5.31%
        13004 Abra Rd
        San Diego, CA 92128




        John A Dito                                            11.00%
        650 South Hope St. #2800
        Los Angeles, CA 92621



                                 Fiduciary Shares
                                 ----------------

    The Bank of California, N.A.                        32.38%
     Capital Accumulation Plan
    400 California St.
    San Francisco, CA 94104



    The Bank of California N.A.                         18.14%
     Personal Retirement Option Plan
    400 California St.
    San Francisco, CA 94104

                             Income and Growth Fund
                             ----------------------
                                 Investor Shares
                                 ---------------

    Sharon K. Clark                                     7.94%
    29036 Miller Rd.
    Valley Center, CA 92082


                                Fiduciary Shares
                                ----------------


    Control Master Products Inc. PS                     9.05%
    1065 Shary Circle
    Concord, CA  94518



    United Alloys Inc. Profit Sharing Plan              7.36%
    900 East Slauson Ave.
    Los Angeles, CA  90011



    Dick's Towing & Road Service                        6.57%
    2012 South 146th Street
    Seattle, WA  98168



    Newport Adhesive & Composites Inc.                  5.93%
     Qualified Retirement Plan
    1822 Reynolds Ave.
    Irvine, CA  92714



    Decker Communications Inc. 401(k) Plan             12.47%
    44 Montgomery, 17th Floor
    San Francisco, CA  94104



    Economy Foods, Inc.                                 6.88%
    Attn:  John Keith Berkley
    941 E. Charleston Rd.
    POB 50548
    Palo Alto, CA  94303



    Liebman, Reiner, Nachison & Walsh                   6.14%
    Attn:  Helen Champion
    3255 Wilshire Blvd., 12th Floor
    Los Angeles, CA  90010


                               Income Equity Fund
                               ------------------
                                 Investor Shares
                                 ---------------

    John A. Dito                                        6.47%
    650 Itope St., #2800
    Los Angeles, CA  90071

                                Fiduciary Shares
                                ----------------

    The Bank of California N.A.                         17.02%
     Capital Accumulation Plan
    400 California St.
    San Francisco, CA 94104



    The Bank of California                               7.83%
     Personal Retirement Option Plan
    400 California St.
    San Francisco, CA 94104


                                  Balanced Fund
                                  -------------
                                 Investor Shares
                                 ---------------
    [None]

                                Fiduciary Shares
                                ----------------

    The Bank of California N.A.                         25.74%
     Capital Accumulation Plan
    400 California St.
    San Francisco, CA 94104



    The Bank of California N.A.                         13.10%
     Personal Retirement Options Plan
    400 California St.
    San Francisco, CA 94104



    Milligan New Company                                 5.12%
    Attn:  Jack Gillis
    150 N. Autumn St.
    San Jose, CA  95110



    Sound Floor Coverings, Inc.                          5.24%
    Attn:  Peter Chick
    18375 Olympic Ave. South
    Tukwila, WA  98188



    Virgil V. Miller                                     6.28%
    Tumac Lumber Co., Inc.
    529 SW Third Ave.
    Portland, OR  97204

                                    Bond Fund
                                    ---------
                                Investor Shares
                                ---------------


    James Harris                                               6.28%
    121 Christian Valley Rd.
    Auburn, CA 95602

    George L. Jacobs                                          39.24%
    60 Ironwood
    Upland, CA 94605





                                Fiduciary Shares
                                ----------------
    The Bank of California N.A.                               11.25%
     Capital Accumulation Plan
    400 California St.
    San Francisco, CA 94104

    The Bank of California N.A.                                5.78%
     Personal Retirement Options Plan
    400 California St.
    San Francisco, CA 94104

                              Government Bond Fund
                              --------------------

                                 Investor Shares
                                 ---------------


    [None]


                                Fiduciary Shares
                                ----------------


    United Alloys Inc. Profit Sharing Plan
    900 East Slauson Ave.
    Los Angeles, CA  90011                              10.71%

    Fisher Implement Co. Profit Sharing Plan
    P.O. Box 159
    Albany, OR  97321                                    6.49%

    Jose G. Bautista
    20480 View Point Road
    Cistro Valley, CA  94592                             7.44%

    Douglas T. Frederighi
    4 Quail Run
    Lafayette, CA  94549                                 5.29%

    Michela Rizzuto
    1975 E. Heather Circle
    Brea, CA  92621                                     10.48%

    Riverview Savings Bank
    Attn:  Ronald Wysake
    P.O. Box 1068
    Carma, WA  98607                                     5.15%




                          Diversified Obligations Fund
                          ----------------------------
                                 Investor Shares
                                 ---------------
    [None.]

                                Fiduciary Shares
                                ----------------
    [None.]

                        U.S. Government Obligations Fund
                        --------------------------------
                                 Investor Shares
                                 ---------------
    [None.]

                                Fiduciary Shares
                                ----------------

    Spitzel/Anderson Escrow                             10.04%
    3700 Wilshire Blvd. #820
    Los Angeles, CA  90010



    Lakeside Foundation                                  6.05%
    50 Fremont St., Ste 3520
    San Francisco, CA  94105


                             100% U.S. Treasury Fund
                             -----------------------

                                 Investor Shares
                                 ---------------
    [None.]

                                Fiduciary Shares
                                ----------------

    The Bank of California, N.A. Capital                 6.16%
     Accumulation Plan
    400 California Street
    San Francisco, CA 94104



    Louise Laverne Kohlstaedt                            5.63%
    c/o Emilie J. Rubright
    3742 Forest Gate Drive N.E.
    Iowa City, IA 52240



                            California Tax Free Fund
                            ------------------------



                                Investor Shares
                                 ---------------
    [None.]

                                Fiduciary Shares
                                ----------------
    [None.]

[/R]

                                  Tax Free Fund
                                  -------------

                                 Investor Shares
                                 ---------------
    [None.]

                                Fiduciary Shares
                                ----------------
    Michael S. Engl
    Attn:  Kitty Willard
    P.O. Box 2500
    Sun Valley, ID  83353                               16.59%

    Neil Anderson                                        5.99%
    2915 E. Madison St., #200
    Seattle, WA  98112

                            California Municipal Fund
                            -------------------------


                                Investor Shares
                                ---------------

    [None.]


                                Fiduciary Shares
                                ----------------
    [None.]

                                 Municipal Fund
                                 --------------

                                Investor Shares
                                ---------------
    [None.]


                                Fiduciary Shares
                                ----------------

    [None.]



         The table below indicates each additional person other than The Bank of California and the beneficial owners listed above who own as of record 5% or more of the Investor Shares of the following Funds of the Group as of November 17, 1995. As of November 17, 1995, the Lutheran Services Foundation, 2424 S. Fremont Ave., Alhambra, CA 91803 owned 10.33% of the Fiduciary Shares of the Government Bond Fund. No person other than the Bank of California and the beneficial owners listed above own as of record more than 5% of the Fiduciary Shares of a Fund.


                                                               Percent of
    Name and Address                                           Record Ownership
    ----------------                                           ----------------
                                   Growth Fund
                                   -----------

    Guy Paquet
    951 S. Beach Blvd.                                         6.63%
    La Habra, CA 90631

    Bill and Yuriko Tsutagawa
    2242 Valley Rd.                                            6.00%
    Oceanside, CA 92056

    Layne Hamilton
    11479 Round House Ct.                                      6.08%
    Gold River, CA 95670-7714

    National Financial Services Corp.
    FBO Gary Frankosky                                         27.24%
    One World Financial Center
    200 Liberty St. 4th Fl.
    New York, NY 10281-0000


                             Income and Growth Fund
                             ----------------------
    National Financial Services Corp.
     For the Exclusive Benefit of Customers                    9.67%
    200 Liberty St.
    New York, NY 10281


    Bill and Yuriko Tsutagawa
    2242 Valley Rd.                                            44.15%
    Oceanside, CA 92056


                               Income Equity Fund
                               ------------------

    Guy Paquet
    951 S. Beach Blvd.                                         7.86%
    La Habra, CA 90631

    National Financial Services Corp.
    FBO Gary Frankosky                                         29.56%
    One World Financial Center
    200 Liberty St., 4th Fl.
    New York, NY 10281

                                  Balanced Fund
                                  -------------

    John F. Roach                                       67.73%
    587 Perugia Way
    Los Angeles, CA  90077

    Yoko Fujii                                           6.33%
    and Tadashi Fujii
    Trst Tadashi & Yoko Fujii 1992 Trst
    DTD 11/27/92
    1405 Lamont Ave.
    Thousand Oaks, CA  91748

    Rosalind Fahmy                                       8.87%
    2691 Pocatello
    Bolland Heights, CA  91748


                                    Bond Fund
                                    ---------

    Wallace Allred                                       6.02%
    and Norma Allred
    JT WROS
    2250 N. Broadway No. 48
    Escondido, CA  92026

    National Financial Services Corp.                   12.81%
    One World Financial Center
    200 Liberty St. 4th Fl.
    New York, NY


                              Government Bond Fund
                              --------------------

    Chapa-De Indian Health Program, Inc.                91.81%
    11670 Atwood Rd.
    Auburn, CA  95603


                          Diversified Obligations Fund
                          ----------------------------


    National Financial Services Corp.                   10.65%
    For the Benefit of our Customers
    One World Financial Center
    200 Liberty St 4th Fl.
    New York, NY 10281

    Managed Business Assets                              5.45%
    Ushio America Inc.
    10550 Camchere Drive
    Cypress, CA  90630

                        U.S. Government Obligations Fund
                        --------------------------------

    Managed Business Assets                              6.49%
    Phyxis Corporation
    9380 Carroll Park Drive
    San Diego, CA 92121



    National Financial Services Corp.                   18.51%
    For The Benefit of our Customers
    One World Financial Center
    200 Liberty St., 4th Fl.
    New York, NY  10281

    Saperstein Mayeda and Goldstein                     30.84%
    Dennys Class Settlement Fund
    Attn:  Helen Thompson
    1300 Clay St., 11th Fl.
    Oakland, CA  94612

    Tulare County Treasurer                              5.49%
    c/o Gerald Fields
    Civic Center Room 103E
    Visalia, CA  93291


                             100% U.S. Treasury Fund
                             -----------------------

    National Financial Services Corp.                    5.96%
    For the Benefit of our Customers
    One World Financial Center
    200 Liberty St 4th Fl
    New York, NY 10281



    Daniel S. Coelho, Sr.                                8.83%
    300 S. Harbor Blvd. 1000
    Anaheim, CA  92805



    Liquor Barn Inc.                                     6.89%
    7392 Trade St.
    San Diego, CA 92121


                            California Tax Free Fund
                            ------------------------

    National Financial Services Corp.                   41.16%
    For the Benefit of Our Customers
    One World Financial Center
    200 Liberty St., 4th Fl.
    New York, NY  10281-0000

                                  Tax Free Fund
                                  -------------
    Sally Skinner Behnke                 5.72%
    c/o REB Enterprises
    1326 5th Ave., Suite 711
    Seattle, WA  98101


    National Financial Services Corp.   30.67%
    For the Benefit of our Customers
    One World Financial Center
    200 Liberty St., 4th Fl.
    New York, NY  10281


    DYK Incorporated                    20.80%
    Attn: Bob Dykmin
    P.O. Box 696
    El Cajon, CA 92022

    Valley Concereto Company             7.23%
    c/o L.P. Hughes
    P.O. Box 55099
    Seattle, WA 98155

                            California Municipal Fund
                            -------------------------
    [None.]

                                 Municipal Fund
                                 --------------
    [None.]
    [/R]

                                    APPENDIX

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by MERUS with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), IBCA Limited and its affiliate, IBCA Inc. (collectively, "IBCA"), and Thomson BankWatch, Inc. ("Thomson"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by MERUS and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds)

Description of the three highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security's ranking within the category):

         Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    -Description of the three highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

         AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    Description of the three highest long-term debt ratings by Duff:
         AAA Highest credit quality. The risk factors are negligible being only slightly more than for risk-free U.S. Treasury debt.

         AA+      High credit quality . Protection factors are strong.
         AA       Risk is modest but may vary slightly from time to time
         A-       because of economic conditions.

         A+       Protection factors are average but adequate. However,
         A        risk factors are more variable and greater in periods
         A-       of economic stress.

    Description of the three highest long-term debt ratings by Fitch (plus or minus signs are used with a rating symbol to indicate the relative position of the credit within the rating category):

         AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated "[-]+."

         A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    IBCA's description of its three highest long-term debt ratings:

         AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

         AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

         A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

    Thomson's description of its three highest long-term debt ratings (Thomson may include a plus (+) or minus (-) designation to indicate where within the respective category the issue is placed):

         AAA The highest category; indicates ability to repay principal and interest on a timely basis is very high.

         AA The second highest category; indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

         A The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

    Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

    Moody's description of its three highest short-term debt ratings:

         Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteris tics:

                                  -Leading market positions in well-established industries.

                                  -High rates of return on funds employed.

                                  -Conservative capitalization structures with moderate reliance on debt and ample asset protection.

                                  -Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                                  -Well-established access to a range of
                                  financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    S&P's description of its three highest short-term debt ratings:

         A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    Duff's description of its three highest short-term debt ratings (Duff incorporates gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing quality differences within the highest rating category):

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors.
                           Risk factors are very small.

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

    Fitch's description of its three highest short-term debt ratings:

         F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

         F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

    IBCA's description of its three highest short-term debt ratings:

         A+ Obligations supported by the highest capacity for timely repayment.

         A1 Obligations supported by a very strong capacity for timely repayment.

         A2 Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

    Thomson's description of its three highest short-term ratings:

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

    Short-Term Loan/Municipal Note Ratings

    Moody's description of its two highest short-term loan/municipal note ratings:

    MIG-1/VMIG-1         This designation denotes best quality. There is present
                         strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG-2/VMIG-2         This designation denotes high quality. Margins of
                         protection are ample although not so large as in the preceding group.

    S&P's description of its two highest municipal note ratings:

           SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

           SP-2       Satisfactory capacity to pay principal and interest.

[HIGHMARK LOGO]
--------------------------------------------------------------------------------
                      REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of
  The HighMark Group

We have audited the accompanying statements of assets and liabilities of The HighMark Group (comprising, respectively, the Diversified Obligations Fund, U.S. Government Obligations Fund, 100% U.S. Treasury Obligations Fund, California Tax-Free Fund, Tax-Free Fund, Bond Fund, Government Bond Fund, Income Equity Fund, Balanced Fund, Growth Fund, and Income & Growth Fund), including the schedules of portfolio investments, as of July 31, 1995, and the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of The HighMark Group's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995 by correspondence with the custodian and brokers or other auditing procedures where confirmations from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising The HighMark Group as of July 31, 1995, and the results of their operations and the changes in their net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Columbus, Ohio
September 22, 1995

                                                                 [HIGHMARK LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1995
                              Amounts in Thousands

                                                                                              100% U.S.
                                                             DIVERSIFIED   U.S. GOVERNMENT    TREASURY     CALIFORNIA
                                                             OBLIGATIONS     OBLIGATIONS     OBLIGATIONS    TAX-FREE    TAX-FREE
                                                                FUND            FUND            FUND          FUND        FUND
                                                             -----------   ---------------   -----------   ---------    --------
ASSETS:
Investments, at value......................................   $ 336,499       $ 141,781       $ 278,918     $ 146,801    $45,374
Repurchase agreements......................................      62,817          66,855
                                                               --------        --------        --------     ---------    -------
                                                                399,316         208,636         278,918       146,801     45,374
Cash.......................................................                         378             795
Interest receivable........................................       1,322             186             882           458        215
Prepaid expenses...........................................           3              13                             6
                                                               --------        --------        --------     ---------    -------
    Total Assets...........................................     400,641         209,213         280,595       147,265     45,589
                                                               --------        --------        --------     --------     -------
LIABILITIES:
Cash overdraft.............................................                                                        31      1,935
Dividends payable..........................................       1,731             863           1,163           382        111
Payable to brokers for investments purchased...............                                                       500
Accrued expenses and other payables:
  Investment advisory fees.................................         132              67              94            23         13
  Administration fees......................................          24              12              17             7          1
  Shareholder services fees................................           2               1               1             1
  Custodian, accounting and transfer agent fees............          16              11               9             8          6
  Other....................................................          69              38              47            27          8
                                                               --------        --------        --------     ---------    -------
    Total Liabilities......................................       1,974             992           1,331           979      2,074
                                                               --------        --------        --------     ---------    -------
                        NET ASSETS:
Capital....................................................     399,053         208,412         279,208       146,335     43,531
Accumulated undistributed net realized gains (losses) on
  investment transactions..................................        (386)           (191)             56           (49)       (16)
                                                               --------        --------        --------     ---------    -------
    Net Assets.............................................   $ 398,667       $ 208,221       $ 279,264     $ 146,286    $43,515
                                                               ========        ========        ========     =========    =======
Net Assets
  Investor.................................................     128,191          48,474          88,660        40,544     12,702
  Fiduciary................................................     270,476         159,747         190,604       105,742     30,813
                                                               --------        --------        --------     ---------    -------
    Total..................................................   $ 398,667       $ 208,221       $ 279,264     $ 146,286    $43,515
                                                               ========        ========        ========     =========    =======
Outstanding units of beneficial interest (shares)
  Investor.................................................     128,276          48,492          88,644        40,556     12,707
  Fiduciary................................................     270,777         159,920         190,564       105,779     30,824
                                                               --------        --------        --------     ---------    -------
    Total..................................................     399,053         208,412         279,208       146,335     43,531
                                                               ========        ========        ========     =========    =======
Net asset value--offering and redemption price per share
  Investor.................................................   $    1.00       $    1.00       $    1.00     $    1.00    $  1.00
  Fiduciary................................................        1.00            1.00            1.00          1.00       1.00
                                                               ========        ========        ========     =========    =======
Investments, at cost.......................................   $ 399,316       $ 208,636       $ 278,918     $ 146,801    $45,374
                                                               ========        ========        ========     =========    =======

                       See notes to financial statements.

--------------------------------------------------------------------------------
[HIGHMARK LOGO]
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1995
                              Amounts in Thousands

                                                                                                               INCOME
                                                                                     BOND      GOVERNMENT      EQUITY
                                                                                     FUND      BOND FUND        FUND
                                                                                    -------    ----------    ----------
                                     ASSETS:
Investments, at value............................................................   $59,183      $3,893       $ 217,199
Repurchase agreements............................................................       597          29           7,942
                                                                                    -------      ------        --------
                                                                                     59,780       3,922         225,141
Interest and dividends receivable................................................       894          75             627
Receivable for capital shares issued.............................................                                    54
Prepaid expenses.................................................................         2          11               4
                                                                                    -------      ------        --------
    Total Assets.................................................................    60,676       4,008         225,826
                                                                                    -------      ------        --------
                                  LIABILITIES:
Dividends payable................................................................       312          20             408
Accrued expenses and other payables:
  Investment advisory fees.......................................................        23                         127
  Administration fees............................................................         2                          14
  Shareholder services fees......................................................                                     1
  Custodian, accounting and transfer agent fees..................................         7           2              16
  Other..........................................................................        16           2              54
                                                                                    -------      ------        --------
    Total Liabilities............................................................       360          24             620
                                                                                    -------      ------        --------
                                   NET ASSETS:
Capital..........................................................................    63,172       4,254         197,622
Net unrealized appreciation (depreciation) on investments........................       (90)         28          20,438
Accumulated undistributed net realized gains (losses) on investment
  transactions...................................................................    (2,766)       (298)          7,146
                                                                                    -------      ------        --------
    Net Assets...................................................................   $60,316      $3,984       $ 225,206
                                                                                    =======      ======        ========
Net Assets
  Investor.......................................................................       558          68           3,881
  Fiduciary......................................................................    59,758       3,916         221,325
                                                                                    -------      ------        --------
    Total........................................................................   $60,316      $3,984       $ 225,206
                                                                                    =======      ======        ========
Outstanding units of beneficial interest (shares)
  Investor.......................................................................        54           7             298
  Fiduciary......................................................................     5,758         412          17,023
                                                                                    -------      ------        --------
    Total........................................................................     5,812         419          17,321
                                                                                    =======      ======        ========
Net asset value
  Investor--redemption price per share...........................................   $ 10.29      $ 9.43       $   13.03
  Fiduciary--offering and redemption price per share.............................     10.38        9.50           13.00
                                                                                    =======      ======        ========
Maximum Sales Charge (Investor Shares)...........................................      3.00%       3.00%           4.50%
                                                                                    =======      ======        ========
Maximum Offering Price (100%/100%-Maximum Sales Charge) of net asset value
  adjusted to nearest cent) per share (Investor Shares)..........................   $ 10.61      $ 9.72       $   13.64
                                                                                    =======      ======        ========
Investments, at cost.............................................................   $59,870      $3,894       $ 204,703
                                                                                    =======      ======        ========

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JULY 31, 1995
                              Amounts in Thousands

                                                                                                              INCOME &
                                                                                       BALANCED    GROWTH      GROWTH
                                                                                         FUND       FUND        FUND
                                                                                       --------    -------    --------
                                      ASSETS:
Investments, at value...............................................................   $26,438     $25,309     $6,535
Repurchase agreements...............................................................     3,881       1,158        348
                                                                                       --------    --------    -------
                                                                                        30,319      26,467      6,883
Interest and dividends receivable...................................................       205          23         10
Receivable from brokers for investments sold........................................                   118
Prepaid expenses....................................................................         1
                                                                                       --------    --------   -------
    Total Assets....................................................................    30,525      26,608      6,893
                                                                                       --------    --------   -------
                                    LIABILITIES:
Dividends payable...................................................................        72          10          6
Payable to brokers for investments purchased........................................                   266
Accrued expenses and other payables:
  Investment advisory fees..........................................................        10           7
  Administration fees...............................................................         2           2
  Custodian, accounting and transfer agent fees.....................................         2           2          2
  Other.............................................................................        11           7          1
                                                                                       --------    --------   -------
    Total Liabilities...............................................................        97         294          9
                                                                                       --------    --------   -------
                                    NET ASSETS:
Capital.............................................................................    28,222      21,790      5,933
Net unrealized appreciation on investments..........................................     2,398       3,762        997
Accumulated undistributed net realized gains (losses) on investment transactions....      (192)        762        (46)
                                                                                       --------    --------   -------
  Net Assets........................................................................   $30,428     $26,314     $6,884
                                                                                       =======     =======    =======
Net Assets
  Investor..........................................................................       467       1,218        215
  Fiduciary.........................................................................    29,961      25,096      6,669
                                                                                       --------    --------   -------
    Total...........................................................................   $30,428     $26,314     $6,884
                                                                                       =======     =======    =======
Outstanding units of beneficial interest (shares)
  Investor..........................................................................        43         103         18
  Fiduciary.........................................................................     2,760       2,114        568
                                                                                       --------    --------   -------
    Total...........................................................................     2,803       2,217        586
                                                                                       =======     =======    =======
Net asset value
  Investor--redemption price per share..............................................   $ 10.79     $ 11.87     $11.75
  Fiduciary--offering and redemption price per share................................     10.85       11.87      11.74
                                                                                       =======     =======    =======
Maximum Sales Charge (Investor Shares)..............................................      4.50%       4.50%      4.50%
                                                                                       =======     =======    =======
Maximum Offering Price (100%/100%-Maximum Sales Charge) of net asset value adjusted
  to nearest cent) per share (Investor Shares)......................................   $ 11.30     $ 12.43     $12.30
                                                                                       =======     =======    =======
Investments, at cost................................................................   $27,921     $22,705     $5,886
                                                                                       =======     ========   =======

                       See notes to financial statements.

[HIGHMARK LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1995
                              Amounts in Thousands

                                                                         U.S.       100% U.S.
                                                        DIVERSIFIED   GOVERNMENT    TREASURY     CALIFORNIA
                                                        OBLIGATIONS   OBLIGATIONS  OBLIGATIONS    TAX-FREE    TAX-FREE
                                                           FUND          FUND         FUND          FUND        FUND
                                                        -----------   ----------   -----------   ----------   --------
INVESTMENT INCOME:
Interest income.......................................    $20,131      $ 10,113      $12,323       $5,358      $1,754
                                                          -------       -------      -------       ------      ------
    Total Income......................................     20,131        10,113       12,323        5,358       1,754
                                                          -------       -------      -------       ------      ------
EXPENSES:
Investment advisory fees..............................      1,430           729          921          593         191
Administration fees...................................        715           365          460          297          94
Distribution fees (Investor shares)...................        280           108          145           87          37
Shareholder services fees.............................        893           456          575          371         120
Custodian and accounting fees.........................        233           146          137          115          81
Legal and audit fees..................................         82            45           52           41          10
Trustees' fees and expenses...........................         15             8           10            6           2
Transfer agent fees...................................         68            37           43           44          32
Registration and filing fees..........................         22             5            2            5           7
Printing costs........................................         39            54           26           16           4
Other.................................................         12             7            9            6           3
Expenses voluntarily reduced..........................     (1,134)         (544)        (697)        (842)       (232)
                                                          -------       -------      -------       ------      ------
    Total Expenses....................................      2,655         1,416        1,683          739         349
                                                          -------       -------      -------       ------      ------
Net Investment Income.................................     17,476         8,697       10,640        4,619       1,405
                                                          -------       -------      -------       ------      ------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment
  transactions........................................        (29)           34           57          (23)        (13)
                                                          -------       -------      -------       ------      ------
Change in net assets resulting from operations........    $17,447      $  8,731      $10,697       $4,596      $1,392
                                                          =======       =======      =======       ======      ======

                       See notes to financial statements.

                                                                [HIGHMARK LOGO]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1995
                              Amounts in Thousands

                                                                                      GOVERNMENT      INCOME
                                                                            BOND         BOND         EQUITY
                                                                            FUND         FUND          FUND
                                                                           -------    ----------    ----------
INVESTMENT INCOME:
Interest income.........................................................   $ 4,376       $333        $     544
Dividend income.........................................................                                 9,295
                                                                           -------       ----          -------
    Total Income........................................................     4,376        333            9,839
                                                                           -------       ----          -------
EXPENSES:
Investment advisory fees................................................       523         46            1,430
Administration fees.....................................................       121          9              423
Distribution fees (Investor shares).....................................         1                           3
Shareholder services fees...............................................       151         12              529
Custodian and accounting fees...........................................        85         57              153
Legal and audit fees....................................................        15          2               47
Trustees' fees and expenses.............................................         3                           9
Transfer agent fees.....................................................        53         30              103
Registration and filing fees............................................         8          1               19
Printing costs..........................................................        29          2               41
Other...................................................................         1                           9
Expenses voluntarily reduced............................................      (438)       (82)            (522)
                                                                           -------       ----          -------
    Total expenses before reimbursement by adviser......................       552         77            2,244
    Reimbursement of expenses by adviser................................                  (38)
                                                                           -------       ----          -------
    Total Expenses......................................................       552         39            2,244
                                                                           -------       ----          -------
Net Investment Income...................................................     3,824        294            7,595
                                                                           -------       ----          -------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions..................    (1,512)       (55)           8,944
Net change in unrealized appreciation on investments....................     3,052         79           17,456
                                                                           -------       ----          -------
Net realized/unrealized gains on investments............................     1,540         24           26,400
                                                                           -------       ----          -------
Change in net assets resulting from operations..........................   $ 5,364       $318        $  33,995
                                                                           =======       ====          =======

                       See notes to financial statements.

--------------------------------------------------------------------------------
[HIGHMARK LOGO]
--------------------------------------------------------------------------------

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JULY 31, 1995
                              Amounts in Thousands

                                                                                                   INCOME &
                                                                             BALANCED    GROWTH     GROWTH
                                                                               FUND       FUND       FUND
                                                                             --------    ------    --------
INVESTMENT INCOME:
Interest income...........................................................    $  776     $  46      $   20
Dividend income...........................................................       441       381         168
                                                                              ------     ------     ------
    Total Income..........................................................     1,217       427         188
                                                                              ------     ------     ------
EXPENSES:
Investment advisory fees..................................................       252       196          56
Administration fees.......................................................        50        39          11
Distribution fees (Investor shares).......................................                   1
Shareholder services fees.................................................        63        49          14
Custodian and accounting fees.............................................        71        79          70
Legal and audit fees......................................................         6         5           2
Trustees' fees and expenses...............................................         1         1
Transfer agent fees.......................................................        32        34          31
Registration and filing fees..............................................         1         2           1
Printing costs............................................................         5         5           2
Other.....................................................................         1         1
Expenses voluntarily reduced..............................................      (257)     (257 )      (107)
                                                                              ------     ------     ------
    Total expenses before reimbursement by adviser........................       225       155          80
    Reimbursement of expenses by adviser..................................                             (25)
                                                                              ------     ------     ------
    Total Expenses........................................................       225       155          55
                                                                              ------     ------     ------
    Net Investment Income.................................................       992       272         133
                                                                              ------     ------     ------
REALIZED/UNREALIZED GAINS ON INVESTMENTS:
Net realized gains on investment transactions.............................        21       915          42
Net change in unrealized appreciation on investments......................     2,804     3,752         961
                                                                              ------     ------     ------
Net realized/unrealized gains on investments..............................     2,825     4,667       1,003
                                                                              ------     ------     ------
Change in net assets resulting from operations............................    $3,817     $4,939     $1,136
                                                                              ======     ======     ======

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                                              DIVERSIFIED                 U.S. GOVERNMENT
                                                            OBLIGATIONS FUND             OBLIGATIONS FUND
                                                       --------------------------    -------------------------
                                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                        JULY 31,       JULY 31,       JULY 31,       JULY 31,
                                                          1995           1994           1995           1994
                                                       -----------    -----------    -----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............................   $    17,476    $    10,399    $     8,697    $   5,541
  Net realized gains (losses) on investment
    transactions....................................           (29)          (355)            34         (224)
                                                       -----------    -----------    -----------    ---------
Change in net assets resulting from operations......        17,447         10,044          8,731        5,317
                                                       -----------    -----------    -----------    ---------
DISTRIBUTIONS TO INVESTOR SHAREHOLDERS:
  From net investment income........................        (5,516)        (2,073)        (2,084)        (901)
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
  From net investment income........................       (11,960)        (8,326)        (6,613)      (4,640)
                                                       -----------    -----------    -----------    ---------
Change in net assets from shareholder
  distributions.....................................       (17,476)       (10,399)        (8,697)      (5,541)
                                                       -----------    -----------    -----------    ---------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.......................     1,562,243      1,262,302      1,760,626      921,086
  Dividends reinvested..............................         4,915          2,036          1,950          902
  Cost of shares redeemed...........................    (1,473,121)    (1,290,947)    (1,740,538)    (939,129)
                                                       -----------    -----------    -----------    ---------
Change in net assets from share transactions........        94,037        (26,609)        22,038      (17,141)
                                                       -----------    -----------    -----------    ---------
Change in net assets................................        94,008        (26,964)        22,072      (17,365)
NET ASSETS:
  Beginning of period...............................       304,659        331,623        186,149      203,514
                                                       -----------    -----------    -----------    ---------
  End of period.....................................   $   398,667    $   304,659    $   208,221    $ 186,149
                                                       ===========    ===========    ===========    =========

                       See notes to financial statements.

--------------------------------------------------------------------------------
[HIGHMARK LOGO]
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                             100% U.S. TREASURY          CALIFORNIA
                                              OBLIGATIONS FUND         TAX-FREE FUND           TAX-FREE FUND
                                           ----------------------  ----------------------  ----------------------
                                           YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                            JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,    JULY 31,
                                              1995        1994        1995        1994        1995        1994
                                           ----------  ----------  ----------  ----------  ----------  ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................... $  10,640   $   5,505   $   4,619   $   3,451   $   1,405   $   1,177
  Net realized gains (losses) on
    investment transactions...............        57          (1)        (23)        (25)        (13)         (9)
                                           ---------   ---------   ---------   ---------   ---------   ---------
Change in net assets resulting from
  operations..............................    10,697       5,504       4,596       3,426       1,392       1,168
                                           ---------   ---------   ---------   ---------   ---------   ---------
DISTRIBUTIONS TO INVESTOR SHAREHOLDERS:
  From net investment income..............    (2,706)      (842)      (1,089)       (766)       (422)       (613)
DISTRIBUTIONS TO FIDUCIARY SHAREHOLDERS:
  From net investment income..............    (7,934)    (4,663)      (3,530)     (2,685)       (983)       (564)
                                           ---------   ---------   ---------    ---------   ---------   ---------
Change in net assets from shareholder
  distributions...........................   (10,640)    (5,505)      (4,619)     (3,451)      (1,405)     (1,177)
                                           ---------   ---------   ---------    ---------   ---------   ---------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.............   736,668     447,577     354,814     468,967      156,974      141,026
  Dividends reinvested....................     2,106         662       1,035         758          429          645
  Cost of shares redeemed.................  (659,445)   (472,935)   (356,054)   (510,535)    (164,192)    (161,154)
                                           ---------   ---------   ---------    ---------   ---------    ---------
Change in net assets from share
  transactions............................    79,329     (24,696)       (205)    (40,810)      (6,789)    (19,483)
                                           ---------   ---------   ---------    ---------   ---------   ---------
Change in net assets......................    79,386     (24,697)       (228)    (40,835)      (6,802)    (19,492)
NET ASSETS:
  Beginning of period.....................   199,878     224,575     146,514     187,349       50,317      69,809
                                           ---------   ---------   ---------    ---------   ---------   ---------
  End of period........................... $ 279,264   $ 199,878   $ 146,286   $ 146,514    $  43,515   $  50,317
                                           =========   =========   =========   =========    =========   =========

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                                 [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                           BOND FUND             GOVERNMENT BOND FUND         INCOME EQUITY FUND
                                     ----------------------  -----------------------------  ----------------------
                                     YEAR ENDED  YEAR ENDED  YEAR ENDED  NOVEMBER 14, 1993  YEAR ENDED  YEAR ENDED
                                      JULY 31,    JULY 31,    JULY 31,      TO JULY 31,      JULY 31,    JULY 31,
                                        1995        1994        1995         1994 (a)          1995        1994
                                     ----------  ----------  ----------  -----------------  ----------  ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.............  $  3,824    $  3,643    $    294        $   216        $  7,595    $  6,016
  Net realized gains (losses) on
    investment transactions.........    (1,512)     (1,181)        (55)          (243)          8,944       8,501
  Net change in unrealized
    appreciation (depreciation) on
    investments.....................     3,052      (4,334)         79            (51)         17,456     (10,529)
                                      --------    --------     -------       --------        --------    --------
Change in net assets resulting from
  operations........................     5,364      (1,872)        318            (78)         33,995       3,988
                                      --------    --------     -------       --------        --------    --------
DISTRIBUTIONS TO INVESTOR
  SHAREHOLDERS:
  From net investment income........       (18)                     (3)                           (43)
  From net realized gains on
    investments.....................                                                              (16)
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
  From net investment income........    (3,806)     (3,643)       (291)          (216)         (7,552)     (6,016)
  From net realized gains on
    investments.....................                   (74)                                    (7,309)     (5,447)
  In excess of net realized gains on
    investments.....................                  (274)
                                      --------    --------     -------       --------        --------    --------
Change in net assets from
  shareholder distributions.........    (3,824)     (3,991)       (294)          (216)        (14,920)    (11,463)
                                      --------    --------     -------       --------        --------    --------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued.......    11,393      57,144       1,376          6,588          36,043     145,957
  Dividends reinvested..............     3,125       3,171         297            188          13,535      10,378
  Cost of shares redeemed...........   (19,934)    (23,539)     (2,884)        (1,311)        (56,799)    (40,348)
                                      --------    --------     -------       --------        --------    --------
Change in net assets from share
  transactions......................    (5,416)     36,776      (1,211)         5,465          (7,221)    115,987
                                      --------    --------     -------       --------        --------    --------
Change in net assets................    (3,876)     30,913      (1,187)         5,171          11,854     108,512
NET ASSETS:
  Beginning of period...............    64,192      33,279       5,171                        213,352     104,840
                                      --------    --------     -------       --------        --------    --------
  End of period.....................  $ 60,316    $ 64,192    $  3,984        $ 5,171        $225,206    $213,352
                                      ========    ========     =======       ========        ========    ========

------------
(a) Period from commencement of operations.

                       See notes to financial statements.

--------------------------------------------------------------------------------
[HIGHMARK LOGO]
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
                              Amounts in Thousands

                                           BALANCED FUND              GROWTH FUND           INCOME & GROWTH FUND
                                      ------------------------  ------------------------  ------------------------
                                                  NOVEMBER 14,              NOVEMBER 18,              NOVEMBER 14,
                                      YEAR ENDED    1993 TO     YEAR ENDED    1993 TO     YEAR ENDED    1993 TO
                                       JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                         1995       1994 (a)       1995       1994 (a)       1995       1994 (a)
                                      ----------  ------------  ----------  ------------  ----------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..............  $    992     $    604     $    272     $     54      $  133      $    107
  Net realized gains (losses) on
    investment transactions..........        21         (213)         915           90          42           (88)
  Net change in unrealized
    appreciation (depreciation) on
    investments......................     2,804         (406)       3,752           10         961            36
                                        -------      -------      -------      -------      ------       -------
Change in net assets resulting from
  operations.........................     3,817          (15)       4,939          154       1,136            55
                                        -------      -------      -------      -------      ------       -------
DISTRIBUTIONS TO INVESTOR
  SHAREHOLDERS:
  From net investment income.........        (3)                       (5)                      (1)
  From net realized gains on
    investments......................                                  (3)
DISTRIBUTIONS TO FIDUCIARY
  SHAREHOLDERS:
  From net investment income.........      (989)        (604)        (267)         (54)       (132)         (107)
  From net realized gains on
    investments......................                                (240)
                                        -------      -------      -------      -------      ------       -------
Change in net assets from shareholder
  distributions......................      (992)        (604)        (515)         (54)       (133)         (107)
                                        -------      -------      -------      -------      ------       -------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued........    10,356       30,704        9,727       15,837       1,771         8,339
  Dividends reinvested...............       986          534          503           49         127           102
  Cost of shares redeemed............    (9,590)      (4,768)      (3,594)        (732)       (788)       (3,618)
                                        -------      -------      -------      -------      ------       -------
Change in net assets from share
  transactions.......................     1,752       26,470        6,636       15,154       1,110         4,823
                                        -------      -------      -------      -------      ------       -------
Change in net assets.................     4,577       25,851       11,060       15,254       2,113         4,771
NET ASSETS:
  Beginning of period................    25,851                    15,254                    4,771
                                        -------      -------      -------      -------      ------       -------
  End of period......................  $ 30,428     $ 25,851     $ 26,314     $ 15,254      $6,884      $  4,771
                                        =======      =======      =======      =======      ======       =======

------------
(a) Period from commencement of operations.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                              DIVERSIFIED OBLIGATIONS FUND      [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1995
                              Amounts in Thousands

    PRINCIPAL              SECURITY              AMORTIZED
     AMOUNT               DESCRIPTION              COST
    ---------   -------------------------------  --------
BANKERS ACCEPTANCES (0.7%):
       3,000    NationsBank, North Carolina
                  5.90%, 11/14/95..............  $  2,948
                                                 --------
Total Bankers Acceptances                           2,948
                                                 --------
CERTIFICATES OF DEPOSIT (18.8%):
       5,000    Abbey National Treasury
                  Services, 5.77%, 10/12/95....     5,000
       5,000    ABN-Amro, 5.56%, 6/5/96........     4,993
       5,000    Banque Paribas, 6.32%,
                  9/27/95......................     5,000
       5,000    Canadian Imperial Bank of
                  Commerce, 7.36%, 1/17/96.....     5,032
       5,000    National Westminster Bank Ltd.,
                  5.88%, 10/4/95...............     5,000
       5,000    National Westminster Bank Ltd.,
                  6.13%, 11/8/95...............     5,001
      10,000    Sanwa Bank, 6.00%, 8/10/95.....    10,000
       5,000    Sanwa Bank, 5.79%, 10/12/95....     5,000
       5,000    Societe Generale, 6.03%,
                  8/11/95......................     5,000
       5,000    Societe Generale, 6.44%,
                  12/15/95.....................     5,005
       5,000    Societe Generale, 6.03%,
                  2/26/96......................     5,010
      10,000    Sumitomo Bank, 6.04%,
                  8/15/95......................    10,000
       5,000    Westdeutsche Landesbank
                  Girozentrale, 6.22%,
                  5/16/96......................     5,022
                                                 --------
  Total Certificates Of Deposit                    75,063
                                                 --------
COMMERCIAL PAPER/MASTER DEMAND NOTES (60.1%):
Automotive (3.7%):
       5,000    Daimler-Benz North America
                  Corp., 5.90%, 11/7/95........     4,920
       5,000    Daimler-Benz North America
                  Corp., 5.65%, 2/13/96........     4,846
       5,000    Ford Motor Credit Corp., 5.72%,
                  8/14/95......................     4,990
                                                 --------
                                                   14,756
                                                 --------
 Banking (12.4%):
       5,000    ANZ, Inc., 5.99%, 8/1/95.......     5,000
      10,000    ANZ, Inc., 5.88%, 8/21/95......     9,967
      10,000    Abbey National, North America,
                  5.85%, 9/21/95...............     9,917
       5,000    CommerzBank U.S. Finance, Inc.,
                  5.95%, 8/9/95................     4,993
       4,800    CommerzBank U.S. Finance, Inc.,
                  5.88%, 9/12/95...............     4,767
       5,000    CommerzBank U.S. Finance, Inc.,
                  5.77%, 9/25/95...............     4,956
       5,000    National Australia Funding
                  Corp., 5.61%, 10/5/95........     4,949
       5,000    Westpac Capital Corp., 5.80%,
                  11/21/95.....................     4,910
                                                 --------
                                                   49,459
                                                 --------
Business Credit Institutions (10.0%):
      10,100    Apreco, Inc., 5.95%, 8/7/95....    10,090
       5,000    Assets Securitization Co-Op
                  Finance Corp., 5.95%,
                  8/11/95......................     4,992
       5,000    Assets Securitization Co-Op
                  Finance Corp., 5.67%,
                  9/6/95.......................     4,972
      10,000    Ciesco, Inc., 5.70%, 9/22/95...     9,918
       5,000    Ciesco, Inc., 5.60%,
                  10/13/95.....................     4,943
       5,000    CXC, Inc., 5.85%, 8/23/95......     4,982
                                                 --------
                                                   39,897
                                                 --------
Chemicals (1.2%):
       5,000    U.S. Borax Chemical Corp.,
                  5.88%, 11/9/95...............     4,918
                                                 --------
Diversified (2.5%):
       5,000    General Electric Credit Corp.,
                  5.92%, 8/7/95................     4,995

                                   Continued

--------------------------------------------------------------------------------
                      DIVERSIFIED OBLIGATIONS FUND
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

    PRINCIPAL              SECURITY              AMORTIZED
     AMOUNT               DESCRIPTION              COST
    ---------             -----------            ---------
COMMERCIAL PAPER/MASTER DEMAND NOTES, CONTINUED:
Diversified, continued:
       5,000    General Electric Credit Corp.,
                  5.92%, 8/8/95................  $  4,994
                                                 --------
                                                    9,989
                                                 --------
Education (2.0%):
       8,000    Stanford University, 6.08%,
                  8/21/95......................     7,973
                                                 --------
Financial Services (5.0%):
      10,000    American Express Credit Corp.,
                  5.62%, 10/18/95..............     9,878
      10,000    TransAmerica Finance Corp.,
                  5.92%, 9/12/95...............     9,931
                                                 --------
                                                   19,809
                                                 --------
Foreign Governments (7.5%):
       5,000    Province of British Columbia,
                  6.12%, 8/28/95...............     4,977
       5,000    Swedish Export Credit Bank,
                  5.81%, 8/31/95...............     4,976
       5,000    Swedish Export Credit Bank,
                  5.67%, 9/11/95...............     4,968
       5,000    Swedish Export Credit Bank,
                  5.59%, 10/6/95...............     4,949
       5,000    Tasmanian Public Finance Corp.,
                  5.71%, 8/17/95...............     4,987
       5,000    Tasmanian Public Finance Corp.,
                  6.15%, 9/25/95...............     4,953
                                                 --------
                                                   29,810
                                                 --------
Industrial Goods & Services (3.1%):
       7,400    Akzo Nobel, Inc., 5.95%,
                  8/15/95......................     7,383
       5,000    Akzo Nobel, Inc., 5.96%,
                  8/22/95......................     4,983
                                                 --------
                                                   12,366
                                                 --------
Multiple Industry (2.5%):
       5,000    Hanson Finance, Inc., 5.88%,
                  8/24/95......................     4,981
       5,000    Hanson Finance, Inc., 5.82%,
                  9/18/95......................     4,961
                                                 --------
                                                    9,942
                                                 --------
Real Estate (3.0%):
       5,000    Embarcadero Center Venture,
                  5.75%, 9/5/95................     4,972
       7,111    Embarcadero Center Venture,
                  5.78%, 9/15/95...............     7,060
                                                 --------
                                                   12,032
                                                 --------
Trading Company (2.4%):
       5,000    Cargill Financial Services
                  Corp., 5.85%, 12/8/95........     4,895
       5,000    Wool International, 5.67%,
                  9/13/95......................     4,966
                                                 --------
                                                    9,861
                                                 --------
Utilities (4.8%):
       5,000    National Rural Utilities Co-Op
                  Finance Corp., 5.95%,
                  08/10/95.....................     4,993
      10,000    National Rural Utilities Co-Op
                  Finance Corp., 5.90%,
                  8/11/95......................     9,984
       4,000    Southern California Edison,
                  5.92%, 10/16/95..............     3,950
                                                 --------
                                                   18,927
                                                 --------
  Total Commercial Paper/Master Demand Notes      239,739
                                                 --------
CORPORATE BONDS (4.7%):
Banking (1.3%):
       5,000    PNC Bank Corp., 6.48%,
                  12/11/95.....................     5,001
                                                 --------
Beverages (2.5%):
      10,000    Pepsico, Inc., 6.90%,
                  2/16/96......................    10,054
                                                 --------

                                   Continued

--------------------------------------------------------------------------------
                              DIVERSIFIED OBLIGATIONS FUND      [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

    PRINCIPAL              SECURITY                 AMORTIZED
     AMOUNT               DESCRIPTION                 COST
    ---------   -------------------------------     --------
CORPORATE BONDS, CONTINUED:
Multiple Industry (0.9%):
       3,700    Hanson Overseas B.V., 5.50%,
                  1/15/96......................     $  3,694
                                                    --------
  Total Corporate Bonds                               18,749
                                                    --------
  Total Investments                                  336,499
                                                    --------
REPURCHASE AGREEMENTS (15.8%):
      32,817    First Boston, 5.83%, 8/1/95
                  (Collateralized by 23,712
                  U.S. Treasury Bonds, 11.75%,
                  2/15/10, market value--$33,689)..   32,817
      30,000    Hong Kong Shanghi Banc Corp.,
                  5.83%, 8/1/95 (Collateralized
                  by 29,575 U.S. Treasury
                  Notes, 4.63%-8.88%,
                  2/15/96-3/31/96, market
                  value--$30,600)..............       30,000
                                                    --------
  Total Repurchase Agreements                         62,817
                                                    --------
  Total (Cost--$399,316)(a)                         $399,316
                                                    --------

------------
Percentages indicated are based on total net assets of $398,667.

(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

--------------------------------------------------------------------------------
[HIGHMARK LOGO]       U.S. GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1995
                              Amounts in Thousands

PRINCIPAL             SECURITY             AMORTIZED
 AMOUNT              DESCRIPTION             COST
--------    -----------------------------  ---------
U.S. GOVERNMENT AGENCIES (68.1%):
Federal Farm Credit Banks:
   1,790    5.83%, 12/21/95..............  $  1,790
Federal Home Loan Banks:
   2,000    5.88%, 8/4/95................     1,999
   2,000    5.93%, 8/23/95...............     1,993
   2,000    4.77%, 9/15/95...............     1,997
   1,000    6.04%, 9/28/95...............       991
   1,000    6.05%, 9/28/95...............       990
   2,000    6.59%, 11/22/95..............     2,002
   3,000    7.13%, 2/9/96................     3,021
Federal Home Loan Mortgage Corp.:
   5,000    5.80%, 8/1/95................     5,000
   2,000    5.86%, 8/10/95...............     1,997
   3,000    5.87%, 8/18/95...............     2,992
   5,000    5.82%, 8/28/95...............     4,978
  10,000    5.58%, 9/25/95...............     9,915
   3,000    5.54%, 10/3/95...............     2,971
   3,000    5.56%, 10/10/95..............     2,968
   5,000    5.58%, 10/20/95..............     4,938
  10,000    5.59%, 10/20/95..............     9,876
   2,000    5.83%, 10/23/95..............     1,973
Federal National Mortgage Assoc.:
   2,000    5.92%, 8/2/95................     2,000
   5,000    5.84%, 8/10/95...............     4,993
   3,000    5.89%, 8/14/95...............     2,994
   5,000    5.84%, 8/21/95...............     4,984
   2,000    5.90%, 8/28/95...............     1,991
   5,000    5.78%, 8/29/95...............     4,977
   3,000    5.79%, 9/1/95................     2,985
   7,000    5.62%, 9/12/95...............     6,954
   5,000    5.78%, 9/14/95...............     4,965
   5,000    6.04%, 9/21/95...............     4,958
  10,000    5.61%, 9/22/95...............     9,919
   2,000    5.91%, 9/22/95...............     1,983
   2,000    6.01%, 9/25/95...............     1,982
   3,000    6.02%, 9/26/95...............     2,972
   1,000    6.03%, 9/27/95...............       990
   5,000    5.72%, 9/28/95...............     4,954
   5,000    5.59%, 10/12/95..............     4,945
   2,000    5.80%, 10/24/95..............     1,973
   5,000    5.56%, 10/25/95..............     4,934
   3,000    5.55%, 12/15/95..............     2,937
                                           --------
           Total U.S. Government Agencies   141,781
                                           --------
                        Total Investments   141,781
                                           --------
REPURCHASE AGREEMENTS (32.1%):
  34,855    First Boston, 5.83%, 8/1/95
              (Collateralized by 25,185
              U.S. Treasury Bonds,
              11.75%, 2/15/10, market
              value--$35,782)............    34,855
  32,000    Hong Kong Shanghai Banc
              Corp., 5.83%, 8/1/95
              (Collateralized by 31,646
              various U.S. Government
              securities, 4.00%-11.75%,
              1/15/96-11/15/14 market
              value--$32,643)............    32,000
                                           --------
Total Repurchase Agreements                  66,855
                                           --------
Total (Cost--$208,636)(a)                  $208,636
                                           ========

------------

Percentages indicated are based on net assets of $208,221.

(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                     100% U.S. TREASURY OBLIGATIONS FUND         [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1995
                              Amounts in Thousands

PRINCIPAL            SECURITY             AMORTIZED
 AMOUNT            DESCRIPTION              COST
--------    --------------------------    --------
          U.S. TREASURY BILLS (79.3%):
  12,077    5.71%, 8/3/95.............    $ 12,073
     501    5.65%, 8/10/95............         500
   4,794    5.70%, 8/10/95............       4,787
     816    5.40%, 8/17/95............         814
   1,352    5.41%, 8/17/95............       1,349
   6,932    5.46%, 8/17/95............       6,915
     860    5.57%, 8/17/95............         858
   5,000    5.68%, 8/17/95............       4,987
   4,000    5.43%, 8/24/95............       3,986
   5,000    5.46%, 8/24/95............       4,983
   2,500    5.71%, 8/24/95............       2,491
   8,210    5.58%, 8/31/95............       8,172
   2,640    5.97%, 8/31/95............       2,627
     624    5.42%, 9/7/95.............         621
   4,000    5.43%, 9/7/95.............       3,978
   5,000    5.50%, 9/7/95.............       4,972
   2,500    6.00%, 9/7/95.............       2,485
   3,000    5.33%, 9/14/95............       2,980
       4    5.39%, 9/14/95............           4
     645    5.45%, 9/14/95............         641
   3,403    5.47%, 9/14/95............       3,380
   3,000    5.58%, 9/14/95............       2,980
  13,216    5.92%, 9/14/95............      13,127
  15,305    5.33%, 9/21/95............      15,190
   3,000    5.36%, 9/21/95............       2,977
   2,221    5.40%, 9/21/95............       2,204
   2,700    5.43%, 9/21/95............       2,679
   2,500    5.82%, 9/21/95............       2,479
   2,000    5.89%, 9/21/95............       1,983
   5,000    5.35%, 10/5/95............       4,952
   3,248    5.41%, 10/5/95............       3,217
   3,144    5.49%, 10/5/95............       3,113
   7,569    5.50%, 10/5/95............       7,493
   3,000    5.53%, 10/5/95............       2,970
   4,075    5.55%, 10/5/95............       4,034
   2,500    5.87%, 10/5/95............       2,474
   2,500    5.37%, 10/12/95...........       2,473
   3,492    5.38%, 10/12/95...........       3,454
   6,449    5.41%, 10/12/95...........       6,379
     827    5.43%, 10/12/95...........         818
   4,126    5.55%, 10/12/95...........       4,080
   2,500    5.78%, 10/12/95...........       2,471
   2,825    5.43%, 10/19/95...........       2,791
   2,500    5.70%, 10/19/95...........       2,469
   2,000    5.92%, 10/19/95...........       1,974
   3,295    5.40%, 10/26/95...........       3,253
   3,000    5.73%, 10/26/95...........       2,959
   1,820    5.78%, 10/26/95...........       1,795
   9,575    5.41%, 11/2/95............       9,441
   3,058    5.42%, 11/2/95............       3,015
   2,500    5.68%, 11/9/95............       2,461
   5,000    5.75%, 11/9/95............       4,920
   2,000    5.64%, 11/16/95...........       1,966
   2,500    5.68%, 11/24/95...........       2,455
   3,000    5.56%, 12/14/95...........       2,937
   2,500    5.40%, 12/21/95...........       2,447
   2,637    5.28%, 1/4/96.............       2,577
   4,000    5.29%, 1/4/96.............       3,908
   2,500    5.29%, 1/11/96............       2,440
   2,500    5.35%, 1/11/96............       2,440
                                          --------
             Total U.S. Treasury Bills     221,398
                                          --------
          U.S. TREASURY NOTES (20.6%):

  42,595    3.88%, 8/31/95............      42,528
  10,000    3.88%, 10/31/95...........       9,956
   5,000    8.50%, 11/15/95...........       5,036
                                          --------
             Total U.S. Treasury Notes      57,520
                                          --------
             Total (Cost--$278,918)(a)    $278,918
                                          ========

------------
Percentages indicated are based on net assets of $279,264.

(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

--------------------------------------------------------------------------------
[HIGHMARK LOGO]              CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1995
                              Amounts in Thousands

                                                                                                 MARKET
 SHARES                                                                                          VALUE
   OR                                                                                              OR
PRINCIPAL                                       SECURITY                                        AMORTIZED
 AMOUNT                                        DESCRIPTION                                        COST
---------    -------------------------------------------------------------------------------    --------
MUNICIPAL SECURITIES (95.3%):
California (95.3%):

    7,600    California Health Facilities Financing Authority, Catholic HealthCare West,
               3.65%*, 7/1/05**.............................................................     $ 7,600
    2,000    California Health Facilities Financing Authority, Enloe Memorial Hospital,
               Series A, 3.90%*, 1/1/16**...................................................       2,000
    6,900    California Health Facilities Financing Authority, Kaiser Permanente, Series B,
               3.65%*, 5/1/28**.............................................................       6,900
    6,900    California Health Facilities Financing Authority, Memorial Health Services,
               3.70%*, 10/1/24**............................................................       6,900
    1,700    California Health Facilities Financing Authority, Pool Program, Series 1990 A,
               3.70%*, 9/1/20**.............................................................       1,700
    2,500    California Health Facilities Financing Authority, Pooled Loan Program, Series
               B, 3.65%*, 10/1/10**.........................................................       2,500
    1,000    California Health Facilities Financing Authority, Santa Barbara Cottage
               Hospital, Series B, 3.75%*, 9/1/05**.........................................       1,000
    2,200    California Health Facilities Financing Authority, Santa Barbara Cottage
               Hospital, Series C, 3.75%*, 9/1/15**.........................................       2,200
      800    California Pollution Control Finance Authority Revenue, Pacific Gas & Electric,
               Series A, 4.15%, 12/1/16**...................................................         800
    2,650    California Pollution Control Finance Authority Revenue, Pacific Gas & Electric,
               Series A, 3.45%, 10/1/20**...................................................       2,650
    1,550    California Pollution Control Finance Authority Revenue, Pacific Gas & Electric,
               Series C, 3.65%, 10/1/20**...................................................       1,550
    4,800    California Pollution Control Finance Authority Revenue, Resource
               Recovery-Wadham Energy, Series B, 4.00%*, 11/1/17**..........................       4,800
    1,200    California Pollution Control Finance Authority Revenue, Resource
               Recovery-Wadham Energy, Series C, 4.00%*, 11/1/17**..........................       1,200
    5,400    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series A, 4.15%*, 2/28/08**..........................................       5,400
    1,500    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series B, 4.15%*, 2/28/08**..........................................       1,500


                                   Continued

--------------------------------------------------------------------------------
                             CALIFORNIA TAX-FREE FUND           [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                   JULY 31, 1995
                                Amounts in Thousands

                                                                                                 MARKET
 SHARES                                                                                          VALUE
   OR                                                                                              OR
PRINCIPAL                                       SECURITY                                        AMORTIZED
 AMOUNT                                        DESCRIPTION                                        COST
---------    -------------------------------------------------------------------------------    --------
MUNICIPAL SECURITIES, CONTINUED:
California, continued:

      700    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series C, 4.15%*, 2/28/08**..........................................     $   700
      700    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series D, 4.15%*, 2/28/08**..........................................         700
    1,500    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series C, 3.00%, 3/1/08**............................................       1,500
    2,400    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series C, 3.15%, 3/1/08**............................................       2,400
    3,000    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series C, 3.30%, 3/1/08**............................................       3,000
    4,000    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series C, 3.35%, 3/1/08**............................................       4,000
    2,200    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series C, 3.45%, 3/1/08**............................................       2,200
    1,600    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series C, 3.60%, 3/1/08**............................................       1,600
    1,500    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series C, 4.10%, 3/1/08**............................................       1,500
    1,500    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series D, 3.30%, 3/1/08**............................................       1,500
    1,000    California Pollution Control Finance Authority Revenue, Southern California
               Edison, Series D, 3.35%, 3/1/08**............................................       1,000
    7,500    California Pollution Control Finance Authority, Resource Recovery Revenue,
               Burney Forest Products Project, Series A, 3.90%*, 9/1/20**...................       7,500
    3,000    California Pollution Control Finance Authority, Resource Recovery Revenue,
               Delano Project, 4.00%*, 8/1/19**.............................................       3,000
    1,100    California Pollution Control Finance Authority, Resource Recovery Revenue,
               Honey Lake Power Project, 4.00%*, 9/1/18**...................................       1,100
    1,700    California Pollution Control Finance Authority, Solid Waste Disposal Revenue,
               North County Recycling Center, Series B, 3.65%, 7/1/17**.....................       1,700

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]             CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

                                                                                                 MARKET
 SHARES                                                                                          VALUE
   OR                                                                                              OR
PRINCIPAL                                       SECURITY                                        AMORTIZED
 AMOUNT                                        DESCRIPTION                                        COST
---------    -------------------------------------------------------------------------------    --------
MUNICIPAL SECURITIES, CONTINUED:
California, continued:
    7,500    California State Department, Water Resources, 3.65%*, 12/1/25**................     $ 7,500
    7,300    California Statewide Community Development Authority, 3.65%*, 5/15/25**........       7,300
    5,000    Contra Costa County, California Multi-Family Housing Revenue, Park Regency,
               Series A, 3.90%*, 8/1/32**...................................................       5,000
      900    Golden Empire Schools Finance Authority, California, 3.70%*, 11/1/19**.........         900
    1,200    Kern County Public Facilities Authority, Series B, 3.65%*, 8/1/06**............       1,200
    2,300    Lancaster, California Redevelopment Agency, Multi-Family Housing Revenue,
               Westwood Park Apartments, Series K, 3.80%*, 12/1/07**........................       2,300
    7,400    Los Angeles County, California Metro Transportation Authority, Union Station
               Gateway, Series A, 3.75%*, 7/1/25**..........................................       7,400
    7,600    Los Angeles County, Multi-Family Housing, Series K, 3.70%*, 7/1/10**...........       7,600
    7,705    Los Angeles, California Redevelopment Agency, Multi-Family Housing Revenue,
               Skyline at Southpark, 3.85%*, 12/1/05**......................................       7,705
    4,685    Oakland, California Health Facilities, Revenue Bonds--Childrens Hospital,
               Series A, 3.70%*, 7/1/08**...................................................       4,685
    2,800    Oxnard, California Housing Authority, Multi-Family Housing Revenue, Seawind
               Apartments Project, 3.90%*, 12/1/20**........................................       2,800
    1,500    San Jose, California Mortgage Revenue, Somerset Park, 3.90%*, 11/1/17**........       1,500
      700    Vacaville, California Multi-Family Housing Revenue, Western Properties,
               Sycamores Apartments Project, 3.80%*, 4/1/05**...............................         700
      700    Walnut Creek, California Multi-Family Housing Revenue, Creekside Drive
               Apartments, 3.80%*, 4/1/07**.................................................         700

                                                                                                --------
                                                                  Total Municipal Securities     139,390
                                                                                                --------

                                   Continued

--------------------------------------------------------------------------------
                           CALIFORNIA TAX-FREE FUND             [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

                                                                                                 MARKET
 SHARES                                                                                          VALUE
   OR                                                                                              OR
PRINCIPAL                                       SECURITY                                        AMORTIZED
 AMOUNT                                        DESCRIPTION                                        COST
---------    -------------------------------------------------------------------------------    --------
INVESTMENT COMPANIES (5.1%):

    2,169    Goldman Sachs California Tax-Exempt Money Market Fund..........................     $ 2,169
    5,242    Provident California Money Market Fund.........................................       5,242

                                                                                                --------
Total Investment Companies                                                                         7,411
                                                                                                --------
Total (Cost--$146,801)(a)                                                                       $146,801
                                                                                                ========

------------
Percentages indicated are based on total net assets of $146,286.

(a) Cost for federal income tax and financial reporting purposes are the same.

  * Variable rate securities collateralized by bank letters of credit or other bank credit agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1995.

 ** Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods of less than one year.

                       See notes to financial statements.

--------------------------------------------------------------------------------
[HIGHMARK LOGO]                 TAX-FREE FUND
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1995
                              Amounts in Thousands

                                                                                                       MARKET
 SHARES                                                                                                 VALUE
   OR                                                                                                    OR
PRINCIPAL                                            SECURITY                                         AMORTIZED
 AMOUNT                                             DESCRIPTION                                         COST
-------------   -----------------------------------------------------------------------------------   ---------
MUNICIPAL SECURITIES (100.2%):
Alaska (5.8%):
      2,500     Anchorage, Alaska, Tax Anticipation Notes, 5.00%, 12/7/95..........................    $ 2,503
                                                                                                       -------
Arizona (0.9%):
        400     Maricopa County, Arizona Pollution Control Corp., Southern California Edison, Palo
                  Verde Project, 4.15%, 12/1/09**..................................................        400
                                                                                                       -------
California (20.3%):
        100     California Pollution Control Finance Authority Revenue, Pacific Gas & Electric,
                  Series C, 3.45%, 10/1/20**.......................................................        100
      2,000     California Pollution Control Finance Authority Revenue, Southern California Edison,
                  Series C, 3.15%, 3/1/08**........................................................      2,000
      1,000     California Pollution Control Finance Authority Revenue, Southern California Edison,
                  Series C, 3.65%, 3/1/08**........................................................      1,000
        750     California Pollution Control Finance Authority Revenue, Southern California Edison,
                  Series D, 3.30%, 3/1/08**........................................................        750
        300     California State Department of Water Resources, Central Valley Project Revenue,
                  3.65%*, 12/1/25**................................................................        300
      1,000     California Health Facilities Finance Authority Revenue, Kaiser Permanente, Series
                  B, 3.65%*, 5/1/28**..............................................................      1,000
      1,600     Los Angeles County, California Metro Transportation Authority Revenue, Union
                  Station Gateway, Series A, 3.75%*, 7/1/25**......................................      1,600
      2,100     Los Angeles Multi-Family Housing, Series K, 3.70%*, 7/1/10**.......................      2,100
                                                                                                       -------
                                                                                                         8,850
                                                                                                       -------
Colorado (4.6%):
      2,000     Colorado Regional Transportation, Special Passenger Fare Revenue, Series A, 3.95%*,
                  6/1/99**.........................................................................      2,000
                                                                                                       -------

                                   Continued

-------------------------------------------------------------------------------
                                   TAX-FREE FUND                [HIGHMARK LOGO]
-------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

                                                                                                       MARKET
     SHARES                                                                                             VALUE
       OR                                                                                                OR
    PRINCIPAL                                        SECURITY                                         AMORTIZED
     AMOUNT                                         DESCRIPTION                                         COST
   ----------   -----------------------------------------------------------------------------------   ---------
MUNICIPAL SECURITIES, CONTINUED:
Florida (6.2%):
        800     Broward County, Florida Housing Finance Authority, Multi-Family Housing Revenue,
                  Welleby Apartments Project, 3.95%*, 12/1/06**....................................    $   800
      1,900     Indian Trace Community Development, Basin 1 Water Management, Series A, 3.75%*,
                  11/1/99**........................................................................      1,900
                                                                                                       -------
                                                                                                         2,700
                                                                                                       -------
Illinois (3.4%):
      1,500     Illinois Housing Development Authority, Multi-Family Housing--Hyde Park, 4.05%*,
                  2/1/24**.........................................................................      1,500
                                                                                                       -------
Indiana (5.8%):
        500     Jasper County, Indiana Pollution Control Revenue, Northern Indiana Public Services,
                  Series C, 3.40%, 11/1/16**.......................................................        500
      1,000     Jasper County, Indiana Pollution Control Revenue, Northern Indiana Public Services,
                  Series C, 3.45%, 11/1/16**.......................................................      1,000
        600     City of Sullivan, Indiana Pollution Control Revenue, National Rural Utilities,
                  Hoosier Electric Co., 3.45%, 12/1/14**...........................................        600
        410     City of Sullivan, Indiana Pollution Control Revenue, National Rural Utilities,
                  Hoosier Electric Co., 3.60%, 12/1/14**...........................................        410
                                                                                                       -------
                                                                                                         2,510
                                                                                                       -------
Kentucky (6.0%):
      1,000     Clark County, Kentucky Pollution Control Revenue, East Kentucky Power Co-Op,
                  National Rural Utilities, 4.15%, 10/15/14**......................................      1,000
      1,600     Davies County, Kentucky Solid Waste Disposal Facility Revenue, Scott Paper Co.
                  Project, Series B, 4.05%*, 5/1/24**..............................................      1,600
                                                                                                       -------
                                                                                                         2,600
                                                                                                       -------
Louisiana (4.6%):
      2,000     Louisiana Public Facilities Authority, Industrial Development--Kenner Hotel Ltd.,
                  4.00%*, 12/1/15**................................................................      2,000
                                                                                                       -------

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]                  TAX-FREE FUND
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

                                                                                                       MARKET
     SHARES                                                                                             VALUE
       OR                                                                                                OR
    PRINCIPAL                                        SECURITY                                         AMORTIZED
     AMOUNT                                         DESCRIPTION                                         COST
    ---------   -----------------------------------------------------------------------------------   ---------
MUNICIPAL SECURITIES, CONTINUED:
Michigan (4.4%):
        400     Michigan State Housing Development Authority, Rental Housing Revenue, Series 1992
                  B, 3.90%*, 10/1/23**.............................................................    $   400
      1,500     Michigan State Underground Storage, Storage Tank Assurance Authority, Series I,
                  3.90%*, 12/1/04**................................................................      1,500
                                                                                                       -------
                                                                                                         1,900
                                                                                                       -------
Minnesota (0.2%):
        100     Hubbard County, Minnesota Solid Waste Disposal Revenue, Potlatch Corp. Project,
                  3.95%*, 8/1/14**.................................................................        100
                                                                                                       -------
Missouri (2.8%):
      1,200     St. Charles, Missouri, Sun River Village Apartments, 3.85%*, 12/1/07**.............      1,200
                                                                                                       -------
Nevada (4.4%):
      1,900     Clark County, Nevada Airport, Improvement Revenue Bonds, Series A-1, 3.75%*,
                  7/1/25**.........................................................................      1,900
                                                                                                       -------
New Mexico (4.1%):
      1,800     Albuquerque, New Mexico Airport Revenue, Sub Lien Revenue Bonds, 3.75%*,
                  7/1/14**.........................................................................      1,800
                                                                                                       -------
New York (4.8%):
        200     New York, General Obligation Bonds, Series B, 4.25%*, 10/1/20**....................        200
        400     New York, General Obligation Bonds, Series B, 4.25%*, 10/1/22**....................        400
      1,500     Triborough Bridge & Tunnel Authority, New York Special Obligation, 3.50%*,
                  1/1/24**.........................................................................      1,500
                                                                                                       -------
                                                                                                         2,100
                                                                                                       -------
Oregon (2.2%):
        955     Port Morrow, Oregon, Revenue Bond, Portland General Electric Co., Series A, 3.90%*,
                  10/1/13**........................................................................        955
                                                                                                       -------
Pennsylvania (0.5%):
        200     LeHigh County, Pennsylvania, Industrial Development Authority, Pollution Control
                  Revenue, Allegheny Electric Co-Op, Inc., Series A, 3.95%*, 12/1/15**.............        200
                                                                                                       -------

                                   Continued

--------------------------------------------------------------------------------
                                            TAX-FREE FUND      [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

                                                                                                       MARKET
     SHARES                                                                                             VALUE
       OR                                                                                                OR
    PRINCIPAL                                        SECURITY                                         AMORTIZED
     AMOUNT                                         DESCRIPTION                                         COST
    ---------   -----------------------------------------------------------------------------------   ---------
MUNICIPAL SECURITIES, CONTINUED:
Rhode Island (3.2%):
      1,400     Rhode Island State Student Loan Authority, Student Loan Revenue Bonds, Series 1,
                  4.00%*, 7/1/19**.................................................................    $ 1,400
                                                                                                       -------
Texas (4.6%):
      2,000     Gulf Coast Waste Disposal Authority, Texas, Pollution Control Revenue, Amoco Oil
                  Co. Project, 3.80%*, 10/12/17**..................................................      2,000
                                                                                                       -------
Utah (2.3%):
      1,000     Emery County, Utah, Pollution Control Revenue, PacifiCorp. Project, 3.65%,
                  7/1/15**.........................................................................      1,000
                                                                                                       -------
Virginia (8.0%):
Virginia, continued:
      2,100     Alexandria, Virginia Redevelopment & Housing Authority, Multi-Family Housing
                  Revenue, Crystal City Apartments Project, Series A, 3.85%*, 12/15/18**...........      2,100
        100     Amelia County, Virginia Industrial Development Authority, Chambers Waste System
                  Virginia Inc., 4.05%*, 7/1/07**..................................................        100
      1,300     Charles City County, Virginia Industrial Development Authority, Chambers
                  Development of Virginia, Inc. Project, 4.05%*, 10/1/04**.........................      1,300
                                                                                                       -------
                                                                                                         3,500
                                                                                                       -------
Wyoming (1.1%):
        500     Sweetwater County, Wyoming Pollution Control Revenue, PacifiCorp Project, Series A,
                  3.85%*, 7/1/15**.................................................................        500
                                                                                                       -------
  Total Municipal Securities                                                                            43,618
                                                                                                       -------

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]          TAX-FREE FUND
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

                                                                                                       MARKET
     SHARES                                                                                             VALUE
       OR                                                                                                OR
    PRINCIPAL                                        SECURITY                                         AMORTIZED
     AMOUNT                                         DESCRIPTION                                         COST
    ---------   -----------------------------------------------------------------------------------   ---------
INVESTMENT COMPANIES (4.0%):
        211     Goldman Sachs Tax Exempt National Fund.............................................    $   211
      1,545     SEI Institutional Tax Exempt Money Market Fund.....................................      1,545
                                                                                                       -------
  Total Investment Companies                                                                             1,756
                                                                                                       -------
  Total (Cost--$45,374)(a)                                                                             $45,374
                                                                                                       =======

------------
Percentages indicated are based on total net assets of $43,515.

(a) Cost for federal income tax and financial reporting purposes are the same.

 * Variable rate securities collateralized by bank letters of credit or other bank credit agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at July 31, 1995.

 ** Put and demand features exist allowing the Fund to require the repurchase of the instrument within variable time periods of less than one year.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                 BOND FUND    [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1995
                              Amounts in Thousands

    PRINCIPAL               SECURITY              MARKET
     AMOUNT               DESCRIPTION              VALUE
    ---------   --------------------------------  -------
ASSET BACKED SECURITIES (18.8%):
        400     Advanta Mortgage Loan Trust,
                  7.90%, 3/25/07................  $   405
        860     Carco Auto Loan, 7.88%
                  3/15/98.......................      875
      1,000     Carco 94-2, 7.88%, 8/15/97......    1,030
      1,125     Contimortgage Home Equity Loan
                  Trust, 8.09%, 9/15/09.........    1,150
      1,000     Contimortgage Home Equity Loan
                  Trust, 8.05%, 7/15/12.........    1,024
      1,200     EQCC Home Equity Loan Trust,
                  7.80%, 12/15/10...............    1,218
        500     MBNA Credit Card, 7.25%,
                  6/15/99.......................      508
        767     MBNA Credit Card Trust, 8.25%,
                  6/30/98.......................      768
        786     Mid State Trust, 8.33%,
                  4/1/30........................      821
      1,109     Premier Auto Receivable Trust,
                  4.90%, 10/15/98...............    1,097
      1,000     Standard Credit Card Master
                  Trust, 4.65%., 3/7/99.........      979
        600     UCFC Home Equity Loan, 7.78%,
                  12/10/06......................      609
        845     UFSB Grantor Trust, 5.08%,
                  5/15/00.......................      831
                                                  -------
  Total Asset Backed Securities                    11,315
                                                  -------
COLLATERALIZED MORTGAGE OBLIGATIONS (15.8%):
Bear Stearns Secured Investors:
        500     7.50%, 1/20/99..................      505
Country Wide Mortgage:
      1,180     6.75%, 3/25/08..................    1,158
Federal Home Loan Mortgage Corp.:
      1,500     6.25%, 1/15/24..................    1,370
Federal National Mortgage Assoc.:
        507     7.00%, 7/25/00..................      506
      2,000     6.20%, 9/25/02..................    1,936
      1,500     6.50%, 3/25/13..................    1,425
GE Capital Mortgage Service, Inc.:
      1,850     6.50%, 1/25/24..................    1,751
Residential Funding Mortgage:
        950     6.75%, 11/25/07.................      898
                                                  -------
  Total Collateralized Mortgage Obligations         9,549
                                                  -------
CORPORATE BONDS (27.0%):
Automotive (8.0%):
      2,270     Ford Capital, 9.38%, 1/1/98.....    2,417
      2,290     General Motors Acceptance Corp.,
                  8.00%, 10/1/99................    2,387
                                                  -------
                                                    4,804
                                                  -------
Banking (2.9%):
      1,785     Bank of America, 6.00%,
                  7/15/97.......................    1,772
                                                  -------
Computer Hardware (1.4%):
        800     IBM Corp., 8.38%, 11/1/19.......      870
                                                  -------

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]         BOND FUND
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

    PRINCIPAL               SECURITY              MARKET
     AMOUNT               DESCRIPTION              VALUE
    ---------             -----------             ------
CORPORATE BONDS, CONTINUED:
Financial Services (1.1%):
        650     Golden West Financial, 6.70%,
                  7/1/02........................  $   638
                                                  -------
Foreign Governments (2.8%):
        825     Hydro-Quebec, 8.05%, 7/7/24.....      883
        785     Norske Hydro, 7.75%, 6/15/23....      792
                                                  -------
                                                    1,675
                                                  -------
Industrial Goods & Services (1.3%):
        860     Caterpillar Tractor Co., 6.00%,
                  5/1/07........................      786
                                                  -------
Retail Stores (6.0%):
        980     J.C. Penney, Inc., 6.00%,
                  5/1/06........................      902
        900     Sears Roebuck Co., 9.25%,
                  8/1/97........................      948
      1,850     Wal Mart Stores, Inc., 6.38%,
                  3/1/03........................    1,799
                                                  -------
                                                    3,649
                                                  -------
Telecommunications (3.5%):
      1,500     Bell Atlantic-Maryland, 8.00%,
                  10/15/29......................    1,588
        500     New England Telephone &
                  Telegraph, 7.88%, 11/15/29....      527
                                                  -------
                                                    2,115
                                                  -------
  Total Corporate Bonds                            16,309
                                                  -------

U.S. GOVERNMENT AGENCIES (14.0%):
Federal Home Loan Bank:
        300     8.38%, 10/25/99.................      322
Federal National Mortgage Assoc.:
      1,000     9.05%, 4/10/00..................    1,105
      1,752     6.50%, 3/1/24...................    1,673
Government National Mortgage Assoc.:
      1,981     6.50%, 6/15/23..................    1,885
        639     6.50%, 12/15/23.................      608
      1,416     7.50%, 1/15/24..................    1,416
        525     7.50%, 2/15/24..................      525
        942     7.00%, 4/15/24..................      920
                                                  -------
  Total U.S. Government Agencies                    8,454
                                                  -------
U.S. TREASURY BONDS (13.6%):
      1,500     10.38%, 11/15/12................    1,947
        500     7.25%, 5/15/16..................      518
      2,360     8.75%, 8/15/20..................    2,859
      2,800     7.13%, 2/15/23..................    2,868
                                                  -------
  Total U.S. Treasury Bonds                         8,192
                                                  -------

                                   Continued

--------------------------------------------------------------------------------
                                                 BOND FUND    [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

    PRINCIPAL               SECURITY              MARKET
     AMOUNT               DESCRIPTION              VALUE
    ---------   --------------------------------  -------
U.S. TREASURY NOTES (8.9%):
        275     6.25%, 1/31/97..................  $   277
      1,868     8.13%, 2/15/98..................    1,960
        430     9.00%, 5/15/98..................      462
      2,420     8.50%, 11/15/00.................    2,665
                                                  -------
  Total U.S. Treasury Notes                         5,364
                                                  -------
  Total Investments, at value                      59,183
                                                  -------

REPURCHASE AGREEMENTS (1.0%):
        597     First Boston, 5.83%, 8/1/95
                  (Collateralized by 462 U.S.
                  Treasury Bonds, 11.63%,
                  11/15/02, market
                  value--$612)..................      597
                                                  -------
  Total Repurchase Agreements                         597
                                                  -------
  Total (Cost--$59,870)(a)                        $59,780
                                                  =======

------------
Percentages indicated are based on net assets of $60,316.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation...........................................   $ 1,211
                    Unrealized depreciation...........................................    (1,301)
                                                                                         -------
                    Net unrealized depreciation.......................................   $   (90)
                                                                                         =======

                       See notes to financial statements.

--------------------------------------------------------------------------------
  [HIGHMARK LOGO]      GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1995
                              Amounts in Thousands



PRINCIPAL             SECURITY              MARKET
 AMOUNT             DESCRIPTION             VALUE
--------    ----------------------------    ------
U.S. GOVERNMENT AGENCIES (93.1%):
Federal Home Loan Bank:
            8.25%, 9/25/96..............    $  246
     240
            6.33%, 5/27/97..............       753
     750
            9.30%, 1/25/99..............       219
     200
            5.43%, 2/25/99..............        49
      50
            6.31%, 4/6/99...............       659
     660
            5.88%, 3/22/00..............       244
     250
Federal National Mortgage Assoc.:
            8.45%, 10/21/96.............       308
     300
            4.88%, 10/15/98.............       244
     255
            9.55%, 3/10/99..............       165
     150
            8.55%, 8/30/99..............       215
     200
            9.05%, 4/10/00..............       354
     320
Student Loan Marketing Assoc.:
            5.50%, 3/2/98...............        98
     100
Tennessee Valley Authority:
            8.25%, 11/15/96.............       154
     150
                                            ------
Total U.S. Government Agencies               3,708
                                            ------

U.S. TREASURY NOTES (14.6%):
            7.50%, 1/31/97..............    $   72
      70
            7.50%, 10/31/99.............       113
     108
                                            ------
Total U.S. Treasury Notes                      185
                                            ------
Total Investments, at value                  3,893
                                            ------
REPURCHASE AGREEMENTS (0.7%):
            First Boston, 5.83%, 8/1/95
              (Collateralized by 24 U.S.
              Treasury Bonds, 11.63%,
              11/15/02, market
              value--$32)...............        29
      29
                                            ------
Total Repurchase Agreements                     29
                                            ------
Total (Cost--$3,894)(a)                     $3,922
                                            ======

------------
Percentages indicated are based on net assets of $3,984.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation.............................................   $ 70
                    Unrealized depreciation.............................................    (42)
                                                                                           ----
                    Net unrealized appreciation.........................................   $ 28
                                                                                           ====

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                        INCOME EQUITY FUND      [HIGHMARK FUND]
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL              SECURITY              MARKET
     AMOUNT               DESCRIPTION            VALUE
    ---------    -----------------------------  --------
COMMON STOCKS (96.4%):
Aerospace (2.6%):
      107,700    B.F. Goodrich................  $  5,843
                                                --------
Banks (9.8%):
       94,000    Banc One Corp. ..............     2,985
       52,300    BankAmerica Corp. ...........     2,824
       83,700    Fleet Financial Group,
                   Inc. ......................     2,982
       86,600    J. P. Morgan & Co. ..........     6,333
       75,900    National City Corp. .........     2,324
       87,250    U.S. Bancorp of Oregon.......     2,280
       60,200    Wachovia Corp. ..............     2,295
                                                --------
                                                  22,023
                                                --------
Beverages (0.6%):
       23,300    Anheuser-Busch Co. ..........     1,296
                                                --------
Business Equipment & Services (2.2%):
       87,000    Dun & Bradstreet Corp. ......     4,894
                                                --------
Chemicals--Petroleum & Inorganic (3.1%):
       28,200    Dow Chemical Co. ............     2,090
       21,900    E. I. Dupont De Nemours
                   Co. .......................     1,467
       36,800    Monsanto Corp. ..............     3,427
                                                --------
                                                   6,984
                                                --------
Chemicals--Specialty (1.5%):
      106,100    Witco Corp. .................     3,448
                                                --------
Commercial Goods & Services (1.0%):
       80,100    National Services Industries,
                   Inc. ......................     2,363
                                                --------
Consumer Goods & Services (1.0%):
       33,500    Clorox Co. ..................     2,198
                                                --------
Electrical Equipment (1.7%):
       29,200    General Electric Co. ........     1,723

COMMON STOCKS, CONTINUED:
Electrical Equipment, continued:
       32,900    Thomas & Betts Corp. ........     2,225
                                                --------
                                                   3,948
                                                --------
Financial Services (6.7%):
      142,600    American General Corp. ......     5,187
       35,700    Beneficial Corp. ............     1,691
       24,300    Federal National Mortgage
                   Assoc. ....................     2,275
      150,900    Great Western Financial
                   Corp. .....................     3,226
      117,956    H.F. Ahmanson & Co. .........     2,639
                                                --------
                                                  15,018
                                                --------
Food & Related (1.5%):
       22,000    General Mills, Inc. .........     1,150
       49,100    H. J. Heinz Co. .............     2,130
                                                --------
                                                   3,280
                                                --------
Forest & Paper Products (1.5%):
       19,700    Kimberly Clark Corp. ........     1,248
       44,000    Weyerhaeuser Co. ............     2,057
                                                --------
                                                   3,305
                                                --------
Health Care (7.8%):
       39,500    American Home Products
                   Corp. .....................     3,121
       95,400    Bristol Myers Squibb Co. ....     6,606
       21,900    Eli Lilly & Co. .............     1,714
       70,200    Merck & Co., Inc. ...........     3,624
       52,500    Schering Plough Corp. .......     2,441
                                                --------
                                                  17,506
                                                --------
Insurance--Life (0.7%):
       27,750    Jefferson Pilot Corp. .......     1,551
                                                --------

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]        INCOME EQUITY FUND
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL              SECURITY              MARKET
     AMOUNT               DESCRIPTION            VALUE
     --------             -----------           --------
COMMON STOCKS, CONTINUED:
Insurance--Multiline (1.4%):
       39,800    Marsh & Mclennan Co.,
                   Inc. ......................  $  3,144
                                                --------
Insurance--Property & Casualty (3.6%):
       50,600    Lincoln National Corp. ......     2,081
       35,800    SAFECO Corp. ................     2,094
       80,400    Saint Paul Cos., Inc. .......     3,920
                                                --------
                                                   8,095
                                                --------
Machinery & Equipment (0.5%):
       27,500    Cooper Industries, Inc. .....     1,028
                                                --------
Manufacturing (1.8%):
       70,100    Minnesota Mining &
                   Manufacturing..............     3,969
                                                --------
Medical Equipment & Supplies (0.6%):
       35,800    Baxter International,
                   Inc. ......................     1,334
                                                --------
Petroleum--Domestic (2.3%):
       35,200    Atlantic Richfield Co. ......     4,057
       47,400    Dresser Industries, Inc. ....     1,090
                                                --------
                                                   5,147
                                                --------
Petroleum--Internationals (8.3%):
       96,300    Amoco Corp. .................     6,476
       86,000    Chevron Corp. ...............     4,246
       48,700    Exxon Corp. .................     3,531
       67,200    Texaco, Inc. ................     4,469
                                                --------
                                                  18,722
                                                --------
Publishing (0.7%):
       19,400    McGraw Hill, Inc. ...........     1,491
                                                --------
Railroad (0.5%):
       18,800    Union Pacific Corp. .........     1,224
                                                --------
Retail--General Merchandise (4.2%):
       99,777    K-Mart Corp. ................     1,571
       54,000    May Department Stores Co. ...     2,342
      116,100    J.C. Penney, Inc. ...........     5,616
                                                --------
                                                   9,529
                                                --------

COMMON STOCKS, CONTINUED:
Retail--Specialty Stores (0.9%):
       29,700    Brown Group, Inc. ...........       739
       39,200    Melville Corp. ..............     1,411
                                                --------
                                                   2,150
                                                --------
Telecommunications (11.6%):
       45,600    Ameritech Corp. .............     2,206
       85,700    Bell Atlantic Corp. .........     4,906
       50,900    Bellsouth Corp. .............     3,448
      195,100    GTE Corp. ...................     6,926
       92,400    Nynex Corp. .................     3,812
      115,970    U.S. West, Inc. .............     4,972
                                                --------
                                                  26,270
                                                --------
Tobacco (6.5%):
      111,400    American Brands, Inc. .......     4,442
      101,900    Philip Morris Cos., Inc. ....     7,299
      108,100    UST, Inc. ...................     2,946
                                                --------
                                                  14,687
                                                --------
Utilities--Electric (9.6%):
      113,500    Baltimore Gas & Electric
                   Co. .......................     2,823
       60,500    Dominion Resources...........     2,155
       66,800    Florida Progress Corp. ......     2,054
      139,300    PacifiCorp...................     2,560
      125,772    Public Service Enterprise
                   Group, Inc. ...............     3,490
       89,100    Teco Energy, Inc. ...........     1,916

                                   Continued

--------------------------------------------------------------------------------
                                        INCOME EQUITY FUND    [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL              SECURITY              MARKET
     AMOUNT               DESCRIPTION            VALUE
    ---------             -----------           --------
COMMON STOCKS, CONTINUED:
Utilities--Electric, continued:
      125,100    Texas Utilities Co. .........  $  4,238
       89,800    Wisconsin Energy Corp. ......     2,514
                                                --------
                                                  21,750
                                                --------
Utilities--Gas & Pipeline (2.2%):
      106,100    Consolidated Natural Gas
                   Co. .......................     3,979
       40,300    Nicor, Inc. .................     1,023
                                                --------
                                                   5,002
                                                --------
  Total Common Stocks                            217,199
                                                --------
  Total Investments, at value                    217,199
                                                --------

REPURCHASE AGREEMENTS (3.5%):
    7,942,113    First Boston, 5.83%, 8/1/95
                   (Collateralized by
                   5,739,000 U.S. Treasury
                   Bonds, 11.75%, 2/15/10,
                   market value-- $8,154).....     7,942
                                                --------
  Total Repurchase Agreements                      7,942
                                                --------
  Total (Cost--$204,703)(a)                     $225,141
                                                ========

------------
Percentages indicated are based on total net assets of $225,206.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $160. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation...........................................   $23,388
                    Unrealized depreciation...........................................    (3,110)
                                                                                         -------
                    Net unrealized appreciation.......................................   $20,278
                                                                                         =======

                       See notes to financial statements.

--------------------------------------------------------------------------------
[HIGHMARK LOGO]           BALANCED FUND
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL               SECURITY             MARKET
     AMOUNT               DESCRIPTION             VALUE
    ---------    ------------------------------  -------
ASSET BACKED SECURITIES (4.5%):
      205,000    Carco Auto Loan,
                   7.88%, 3/15/98..............  $   209
      190,000    Carco 94-2, 7.88%, 8/15/97....      196
      200,000    Contimortgage Home Equity Loan
                   Trust, 8.09%, 9/15/09.......      204
       83,333    MBNA Credit Card Trust, 8.25%,
                   6/30/98.....................       84
      400,000    Standard Credit Card Master
                   Trust, 4.65%., 3/7/99.......      392
      281,818    UFSB Grantor Trust, 5.08%,
                   5/15/00.....................      277
                                                 -------
  Total Asset Backed Securities                    1,362
                                                 -------
COLLATERALIZED MORTGAGE OBLIGATIONS (3.4%):
Country Wide Mortgage:
      100,000    6.75%, 3/25/08................       98
Federal Home Loan Mortgage Corp.:
      500,000    6.25%, 1/15/24................      457
Federal National Mortgage Assoc.:
       76,486    7.00%, 7/25/00................       76
GE Capital Mortgage Service, Inc.:
      250,000    6.50%., 1/25/24...............      237
Residential Funding Mortgage:
      175,000    6.75%, 11/25/07...............      165
                                                 -------
  Total Collateralized Mortgage Obligations        1,033
                                                 -------
COMMON STOCKS (54.5%):
Air Transportation (0.5%):
        1,200    Federal Express Corp. (b).....       81
        2,200    Southwest Airlines Co. .......       63
                                                 -------
                                                     144
                                                 -------
Banks (2.9%):
        1,900    Banc One Corp. ...............       60
        3,300    BankAmerica Corp. ............      178
        5,400    Fleet Financial Group,
                   Inc. .......................      192
        2,200    J. P. Morgan & Co. ...........      161
        2,300    National City Corp. ..........       70
        4,800    Norwest Corp. ................      136
        2,000    Wachovia Corp. ...............       76
                                                 -------
                                                     873
                                                 -------
Beverages (2.0%):
        4,200    Anheuser-Busch Co. ...........      234
        2,800    Coca Cola Co. ................      184
        4,100    PepsiCo, Inc. ................      192
                                                 -------
                                                     610
                                                 -------
Broadcasting (0.3%):
        1,090    CBS, Inc. ....................       85
                                                 -------
Building Materials (0.5%):
        5,600    Masco Corp. ..................      146
                                                 -------
Business Equipment & Services (0.4%):
        2,800    Pitney Bowes, Inc. ...........      112
                                                 -------
Chemicals--Petroleum & Inorganics (1.8%):
          900    Dow Chemical Co. .............       67
        2,300    E. I. Dupont De Nemours
                   Co. ........................      154
        3,600    Monsanto Corp. ...............      335
                                                 -------
                                                     556
                                                 -------
Chemicals--Specialty (1.0%):
        3,000    Betz Labs, Inc. ..............      135
        3,200    B.F. Goodrich.................      174
                                                 -------
                                                     309
                                                 -------

                                   Continued

--------------------------------------------------------------------------------
                                             BALANCED FUND       [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL               SECURITY             MARKET
     AMOUNT               DESCRIPTION             VALUE
    ---------    ------------------------------  -------
COMMON STOCKS, CONTINUED:
Commercial Goods & Services (0.5%):
        5,300    National Services Industries,
                   Inc. .......................  $   156
                                                 -------
Computers--Main & Mini (0.7%):
        2,000    International Business
                   Machines....................      218
                                                 -------
Computer Software (0.8%):
        1,300    Microsoft Corp. (b)...........      118
        2,900    Shared Medical Systems
                   Corp. ......................      121
                                                 -------
                                                     239
                                                 -------
Consumer Goods & Services (0.3%):
        1,300    Clorox Co. ...................       85
                                                 -------
Construction Materials (0.3%):
        4,200    Fleetwood Enterprises.........       87
                                                 -------
Cosmetics & Toiletries (0.3%):
        1,600    International Flavors &
                   Fragrances..................       84
                                                 -------
Defense (0.7%):
        2,700    Raytheon Co. .................      223
                                                 -------
Electrical Equipment (4.2%):
        7,600    AMP, Inc. ....................      328
        2,000    Emerson Electric..............      141
        7,000    General Electric Co. .........      413
        4,400    Intel Corp. ..................      286
        1,650    Thomas & Betts Corp. .........      112
                                                 -------
                                                   1,280
                                                 -------
Electronic Instruments (0.9%):
        3,800    Motorola, Inc. ...............      291
                                                 -------
Environmental Services (0.6%):
        4,900    Browning Ferris Industries,
                   Inc. .......................      189
                                                 -------
Financial Services (1.4%):
        6,600    American General Corp. .......      240
        1,900    Federal National Mortgage
                   Assoc. .....................      178
                                                 -------
                                                     418
                                                 -------
Food & Related (1.5%):
        1,600    Campbell Soup Co. ............       75
        1,200    General Mills, Inc. ..........       63
        3,800    H. J. Heinz Co. ..............      165
        1,200    Hershey Foods.................       69
        1,400    Ralston Purina Co. ...........       75
                                                 -------
                                                     447
                                                 -------
Forest & Paper Products (1.7%):
        1,800    Georgia Pacific Corp. ........      155
          900    International Paper Co. ......       76
        1,500    Kimberly Clark Corp. .........       95
        4,000    Weyerhaeuser Co. .............      187
                                                 -------
                                                     513
                                                 -------
Health Care--General (1.8%):
        2,800    Bristol Myers Squibb Co. .....      194
        2,700    Johnson & Johnson.............      194
        3,800    Schering Plough Corp. ........      177
                                                 -------
                                                     565
                                                 -------
Hospital Supply & Management (0.6%):
        4,100    Columbia HCA Healthcare
                   Corp. ......................      201
                                                 -------
Household Products (0.7%):
        4,400    Rubbermaid, Inc. .............      131
        5,000    Sunbeam Corp. ................       82
                                                 -------
                                                     213
                                                 -------

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]           BALANCED FUND
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL               SECURITY             MARKET
     AMOUNT               DESCRIPTION             VALUE
    ---------    ------------------------------  -------
COMMON STOCKS, CONTINUED:
Insurance--Life (0.2%):
        1,100    Jefferson Pilot Corp. ........  $    61
                                                 -------
Insurance--Multiline (0.8%):
        1,761    Allstate Corp. ...............       55
        2,200    Marsh & Mclennan Cos.,
                   Inc. .......................      174
                                                 -------
                                                     229
                                                 -------
Insurance--Property & Casualty (1.2%):
        1,500    General Re....................      199
        1,700    Hartford Steam Boiler.........       76
        1,600    Saint Paul Cos., Inc. ........       78
                                                 -------
                                                     353
                                                 -------
Machinery & Equipment (0.8%):
        2,700    Ingersol Rand Co. ............      113
        3,300    Snap-On, Inc. ................      138
                                                 -------
                                                     251
                                                 -------
Manufacturing (0.3%):
        2,500    Service Corp. International...       85
                                                 -------
Medical Equipment & Supplies (0.6%):
        5,000    Baxter International, Inc. ...      186
                                                 -------
Motor Vehicle Parts (0.3%):
        2,200    Genuine Parts Co. ............       83
                                                 -------
Motor Vehicles (0.4%):
        4,400    Ford Motor Co. ...............      127
                                                 -------
Multiple Industry (1.7%):
        8,800    Corning Glass.................      282
        4,400    Minnesota Mining &
                   Manufacturing...............      249
                                                 -------
                                                     531
                                                 -------
Petroleum--Domestic (1.0%):
        1,400    Atlantic Richfield Co. .......      161
        4,300    Phillips Petroleum Co. .......      152
                                                 -------
                                                     313
                                                 -------
Petroleum--Internationals (3.2%):
        3,900    Amoco Corp. ..................      262
        4,400    Chevron Corp. ................      217
        2,200    Exxon Corp. ..................      160
        2,000    Mobil Corp. ..................      196
        1,900    Texaco, Inc. .................      126
                                                 -------
                                                     961
                                                 -------
Petroleum--Services (0.9%):
        9,300    Baker Hughes, Inc. ...........      206
        2,000    Halliburton Co. ..............       81
                                                 -------
                                                     287
                                                 -------
Pharmaceuticals (2.1%):
        2,200    Abbott Laboratories...........       88
        3,800    Merck & Company, Inc. ........      196
        4,000    Pfizer, Inc. .................      202
        1,700    Warner Lambert Co. ...........      143
                                                 -------
                                                     629
                                                 -------
Photographic Equipment (0.3%):
        1,600    Eastman Kodak Co. ............       92
                                                 -------

                                   Continued

--------------------------------------------------------------------------------
                                             BALANCED FUND       [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL               SECURITY             MARKET
     AMOUNT               DESCRIPTION             VALUE
    ---------    ------------------------------  -------
COMMON STOCKS, CONTINUED:
Publishing (0.9%):
        1,900    Dun & Bradstreet Corp. .......  $   107
        3,100    Gannett Co., Inc. ............      170
                                                 -------
                                                     277
                                                 -------
Railroad (1.2%):
        3,100    Burlington Northern, Inc. ....      215
        2,100    Union Pacific Corp. ..........      137
                                                 -------
                                                     352
                                                 -------
Restaurants (0.2%):
        3,000    Brinker International, Inc.
                   (b).........................       53
        1,200    Darden Restaurants, Inc.
                   (b).........................       13
                                                 -------
                                                      66
                                                 -------
Retail--General Merchandise (1.8%):
        3,200    J.C. Penney, Inc. ............      155
        9,100    K-Mart Corp. .................      143
        1,900    Sears Roebuck & Co. ..........       62
        6,900    Wal Mart Stores, Inc. ........      184
                                                 -------
                                                     544
                                                 -------
Retail--Specialty Stores (0.5%):
        2,000    Brown Group, Inc. ............       50
        2,700    Melville Corp. ...............       97
                                                 -------
                                                     147
                                                 -------
Telecommunications (5.0%):
        6,600    Airtouch (b)..................      208
        3,800    Ameritech Corp. ..............      184
        4,500    A T & T Corp. ................      237
        2,300    Bellsouth Corp. ..............      156
        4,900    DSC Communications Corp. (b)..      263
        5,700    GTE Corp. ....................      202
        3,500    MCI Telecommunications
                   Corp. ......................       84
        4,200    U.S. West, Inc. ..............      180
                                                 -------
                                                   1,514
                                                 -------
Tobacco (1.1%):
        2,500    Philip Morris Cos., Inc. .....      179
        6,200    UST, Inc. ....................      169
                                                 -------
                                                     348
                                                 -------
Tools (0.4%):
        3,100    Stanley Works.................      123
                                                 -------
Utilities--Electric (2.6%):
        4,300    FPL Group, Inc. ..............      164
        6,800    Pacific Gas & Electric Co. ...      201
        9,000    PacifiCorp....................      165
        5,000    Public Service Enterprise
                   Group, Inc. ................      139
        3,900    Texas Utilities Co. ..........      132
                                                 -------
                                                     801
                                                 -------
Utilities--Gas (0.6%):
        2,600    Consolidated Natural Gas
                   Co. ........................       98
        1,600    Tenneco, Inc. ................       79
                                                 -------
                                                     177
                                                 -------
  Total Common Stocks                             16,581
                                                 -------

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]        BALANCED FUND
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL               SECURITY             MARKET
     AMOUNT               DESCRIPTION             VALUE
    ---------    ------------------------------  -------
CORPORATE BONDS (8.6%):
Automotive (2.1%):
      300,000    Ford Capital, 9.38%, 1/1/98...  $   319
      305,000    General Motors Acceptance
                   Corp., 8.00%, 10/1/99.......      318
                                                 -------
                                                     637
                                                 -------
Banking (1.0%):
      215,000    Bank of America, 6.00%,
                   7/15/97.....................      213
      100,000    Citicorp, 6.75%, 8/15/05......       97
                                                 -------
                                                     310
                                                 -------
Beverages (0.3%):
       95,000    Bass America, Inc., 6.75%,
                   8/1/99......................       95
                                                 -------
Computer Hardware (0.7%):
      200,000    IBM Corp., 8.38%, 11/1/19.....      218
                                                 -------
Financial Services (0.3%):
      100,000    Golden West Financial, 6.70%,
                   7/1/02......................       98
                                                 -------
Foreign Governments (1.1%):
      100,000    Hydro-Quebec, 8.05%, 7/7/24...      107
      215,000    Norske Hydro, 7.75%,
                   6/15/23.....................      217
                                                 -------
                                                     324
                                                 -------
Industrial Goods & Services (0.6%):
      205,000    Caterpillar Tractor Co.,
                   6.00%, 5/1/07...............      187
                                                 -------
Retail Stores (1.5%):
      100,000    J.C. Penney, Inc., 6.00%,
                   5/1/06......................       92
      150,000    Sears Roebuck Co., 9.25%,
                   8/1/97......................      158
      200,000    Wal Mart Stores, Inc., 6.38%,
                   3/1/03......................      194
                                                 -------
                                                     444
                                                 -------

Telecommunications (1.0%):
      175,000    Bell Atlantic Maryland, 8.00%,
                   10/15/29....................      185
      125,000    New England Telephone &
                   Telegraph 7.88%, 11/15/29...      132
                                                 -------
                                                     317
                                                 -------
  Total Corporate Bonds                            2,630
                                                 -------
U.S. GOVERNMENT AGENCIES (3.0%):
Federal National Mortgage Assoc.:
      340,660    6.50%, 3/1/24.................      325
Government National Mortgage Assoc.:
      100,840    6.50%, 2/15/24, Pool
                   #388599.....................       96
      488,834    7.50%, 5/15/24, Pool
                   #386494.....................      489
                                                 -------
  Total U.S. Government Agencies                     910
                                                 -------
U.S. TREASURY BONDS (4.6%):
      205,000    8.75%, 8/15/20................      248
    1,125,000    7.13%, 2/15/23................    1,152
                                                 -------
  Total U.S. Treasury Bonds                        1,400
                                                 -------

                                   Continued

--------------------------------------------------------------------------------
                                             BALANCED FUND       [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL               SECURITY             MARKET
     AMOUNT               DESCRIPTION             VALUE
    ---------    ------------------------------  -------
U.S. TREASURY NOTES (8.3%):
      300,000    7.88%, 7/15/96................  $   306
      200,000    8.13%, 2/15/98................      210
    1,000,000    5.50%, 4/15/00................      974
      500,000    8.50%, 11/15/00...............      551
      500,000    5.88%, 2/15/04................      481
                                                 -------
  Total U.S. Treasury Notes                        2,522
                                                 -------
  Total Investments, at value                     26,438
                                                 -------

REPURCHASE AGREEMENTS (12.8%):
    3,880,604    First Boston, 5.83%, 8/1/95
                   (Collateralized by 2,805,000
                   U.S. Treasury Bonds, 11.75%,
                   2/15/10, market
                   value--$3,985)..............    3,881
                                                 -------
  Total Repurchase Agreements                      3,881
                                                 -------
  Total (Cost--$27,921)(a)                       $30,319
                                                 ========

------------
Percentages indicated are based on net assets of $30,428.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $20. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation............................................   $2,821
                    Unrealized depreciation............................................     (443)
                                                                                          ------
                    Net unrealized appreciation........................................   $2,378
                                                                                          ======

(b) Represents non-income producing securities.

                       See notes to financial statements.

--------------------------------------------------------------------------------
[HIGHMARK LOGO]            GROWTH FUND
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL              SECURITY              MARKET
     AMOUNT               DESCRIPTION            VALUE
    ---------    -----------------------------  --------
COMMON STOCKS (96.2%):
Aerospace (2.6%):
       12,755    B.F. Goodrich................  $    692
                                                 -------
Banks (2.6%):
        1,900    Banc One Corp. ..............        60
        7,210    BankAmerica Corp. ...........       389
        6,795    Fleet Financial Group,
                   Inc. ......................       242
                                                 -------
                                                     691
                                                 -------
Beverages (2.4%):
        2,310    Anheuser-Busch Co. ..........       128
        3,980    Coca Cola Co. ...............       262
        5,290    PepsiCo, Inc. ...............       248
                                                 -------
                                                     638
                                                 -------
Broadcasting (2.5%):
        3,300    Capital Cities/ABC, Inc. ....       385
       13,435    Comcast Corp. ...............       272
                                                 -------
                                                     657
                                                 -------
Business Equipment & Services (1.4%):
       13,785    Officemax, Inc. (b)..........       310
        1,570    Pitney Bowes, Inc. ..........        63
                                                 -------
                                                     373
                                                 -------
Business Services (1.6%):
        4,388    CUC International, Inc.
                   (b)........................       132
        3,120    First Financial Management
                   Corp. .....................       273
                                                 -------
                                                     405
                                                 -------
Computers--Main & Mini (5.2%):
        6,490    Hewlett Packard Co. .........       505
        4,915    International Business
                   Machines...................       535
        7,480    Silicon Graphics, Inc. (b)...       314
                                                 -------
                                                   1,354
                                                 -------
Computer Software (3.2%):
        1,155    Automatic Data Processing,
                   Inc. ......................        74
        5,345    Computer Associates
                   International, Inc. .......       392
        2,085    Computer Software Corp.
                   (b)........................       123
        1,330    Microsoft Corp. (b)..........       120
        3,065    Oracle Systems Corp. (b).....       128
                                                 -------
                                                     837
                                                 -------
Consumer Goods & Services (1.0%):
        5,865    General Motors Corp., Class
                   E..........................       258
                                                 -------
Cosmetics & Toiletries (0.7%):
        4,265    Gillette Co. ................       187
                                                 -------
Durable Goods (1.1%):
        7,950    Coleman, Inc. (b)............       294
                                                 -------
Electrical Equipment (7.6%):
        5,835    AMP, Inc. ...................       252
        2,510    Duracell International,
                   Inc. ......................       115
        8,750    General Electric Co. ........       516
        6,375    General Instrument Corp. ....       235
        8,105    Intel Corp. .................       527
       13,470    National Semiconductor
                   Corp. (b)..................       364
                                                 -------
                                                   2,009
                                                 -------
Electronics (2.8%):
        9,455    Motorola, Inc. ..............       724
                                                 -------

                                   Continued

--------------------------------------------------------------------------------
                                               GROWTH FUND      [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL              SECURITY              MARKET
     AMOUNT               DESCRIPTION            VALUE
    -----------           -----------            -------
COMMON STOCKS, CONTINUED:
Electronic Instruments (2.9%):
        4,290    Loral Corp. .................  $    240
        3,375    Texas Instruments, Inc. .....       527
                                                 -------
                                                     767
                                                 -------
Entertainment (1.3%):
        8,495    Circus Circus Enterprises,
                   Inc. (b)...................       253
        3,125    Harrah's
                   Entertainment, Inc. (b)....        84
                                                 -------
                                                     337
                                                 -------
Environmental Services (0.7%):
        4,800    Browning Ferris Industries,
                   Inc. ......................       185
                                                 -------
Financial Services (9.3%):
       14,230    American Express Co. ........       548
        1,365    Beneficial Corp. ............        65
        5,700    Federal Home Loan Mortgage
                   Corp. .....................       373
        8,340    Federal National Mortgage
                   Association................       781
        2,500    Green Tree Financial
                   Corp. .....................       135
        1,265    Household International,
                   Inc. ......................        66
        6,520    Mercury Finance Co. .........       129
        1,780    Mutual Risk Management
                   Limited....................        63
        4,915    Reuters Holdings.............       248
                                                 -------
                                                   2,408
                                                 -------
Food & Related (2.1%):
        1,150    Campbell Soup Co. ...........        54
        1,240    General Mills, Inc. .........        65
        2,625    H. J. Heinz Co. .............       114
        1,995    Hershey Foods................       115
        3,592    Ralston Purina Co. ..........       192
                                                 -------
                                                     540
                                                 -------
Forest & Paper Products (2.2%):
        2,280    Georgia Pacific Corp. .......       197
        8,225    Weyerhaeuser Co. ............       385
                                                 -------
                                                     582
                                                 -------
Healthcare--General (6.9%):
        5,965    Abbott Laboratories..........       239
        3,168    Amgen, Inc. (b)..............       270
       19,985    Horizon/CMS Healthcare Corp.
                   (b)........................       452
        3,640    Johnson & Johnson............       261
        3,655    Merck & Co., Inc. ...........       189
        2,070    Pfizer, Inc. ................       105
        6,250    Schering Plough Corp. .......       291
                                                 -------
                                                   1,807
                                                 -------
Hospital Supply & Management (1.3%):
        5,886    Columbia HCA Healthcare
                   Corp. .....................       288
        3,205    Humana, Inc. (b).............        62
                                                 -------
                                                     350
                                                 -------
Hotels & Gaming (0.1%):
        1,562    Promus Hotel Corp. (b).......        38
                                                 -------
Household--General Products (0.9%):
        1,555    Procter & Gamble Co. ........       107
        1,800    Rubbermaid, Inc. ............        54

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]          GROWTH FUND
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL              SECURITY              MARKET
     AMOUNT               DESCRIPTION            VALUE
    ---------             -----------            -------
COMMON STOCKS, CONTINUED:
Household--General Products, continued:
        4,210    Sunbeam Corp. ...............  $     69
                                                 -------
                                                     230
                                                 -------
Insurance--Multiline (1.8%):
          982    Allstate Corp. ..............        31
        2,500    Marsh & Mclennan Cos.,
                   Inc. ......................       198
       10,185    Security-Conn Corp. A........       253
                                                 -------
                                                     482
                                                 -------
Insurance--Property & Casualty (1.9%):
        3,345    American International Group,
                   Inc. ......................       251
        3,860    MBIA, Inc. ..................       262
                                                 -------
                                                     513
                                                 -------
Leisure Time Industry (1.3%):
        5,745    The Walt Disney Co. .........       337
                                                 -------
Machinery & Equipment (0.9%):
        6,370    Cooper Industries, Inc. .....       238
                                                 -------
Manufacturing (1.4%):
        1,805    Minnesota Mining &
                   Manufacturing..............       102
        8,080    Service Corp.
                   International..............       276
                                                 -------
                                                     378
                                                 -------
Medical Equipment & Supplies (0.6%):
        1,929    Chiron Corp. (b).............       152
                                                 -------
Motor Vehicle Parts (0.5%):
        3,600    Echlin, Inc. ................       140
                                                 -------
Multiple Industry (0.4%):
        3,440    Corning Glass................       110
                                                 -------
Natural Gas (0.4%):
        4,540    El Paso Natural Gas Co. .....       115
                                                 -------
Petroleum--Domestic (1.4%):
        5,110    Dresser Industries, Inc. ....       118
        7,445    Phillips Petroleum Co. ......       263
                                                 -------
                                                     381
                                                 -------
Petroleum--Internationals (1.2%):
        4,435    Exxon Corp. .................       322
                                                 -------
Petroleum--Services (3.4%):
       11,235    Baker Hughes, Inc. ..........       249
        7,780    Halliburton Co. .............       316
        4,785    Schlumberger Limited.........       321
                                                 -------
                                                     886
                                                 -------
Pharmaceuticals (0.5%):
        1,545    Warner Lambert Co. ..........       130
                                                 -------
Publishing (2.0%):
        9,685    Gannett Company, Inc. .......       530
                                                 -------
Railroad (0.5%):
        1,850    Burlington Northern, Inc. ...       128
                                                 -------
Restaurants (1.9%):
        3,475    Brinker International, Inc.
                   (b)........................        62
       11,410    McDonald's Corp. ............       441
                                                 -------
                                                     503
                                                 -------

                                   Continued

--------------------------------------------------------------------------------
                                  GROWTH FUND                    [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL              SECURITY              MARKET
     AMOUNT               DESCRIPTION            VALUE
    ---------   ------------------------------  -------
COMMON STOCKS, CONTINUED:
Retail--General Merchandise (2.5%):
        1,890    Dillard Department Stores....  $     59
        1,300    J.C. Penney, Inc. ...........        63
        7,485    K-Mart Corp. ................       118
       11,050    Price/Costco, Inc. (b).......       198
        1,060    Sears Roebuck & Co. .........        35
        6,900    Wal Mart Stores, Inc. .......       184
                                                 -------
                                                     657
                                                 -------
Retail--Specialty Stores (1.7%):
        1,825    Fred Meyer, Inc. (b).........        45
       16,570    Tech Data Corp. (b)..........       228
        6,645    Toys R Us (b)................       186
                                                 -------
                                                     459
                                                 -------
Security & Commissions Brokers (0.2%):
        1,605    Salomon, Inc. ...............        59
                                                 -------
Steel (0.4%):
        5,230    Worthington Industries.......       109
                                                 -------
Telecommunications (3.3%):
        6,475    Airtouch (b).................       204
        6,900    A T & T Corp. ...............       364
        3,175    GTE Corp. ...................       113
        3,805    SBC Communications, Inc. ....       183
                                                 -------
                                                     864
                                                 -------
Telecommunications--Equipment (1.1%):
        5,220    DSC Communications Corp.
                   (b)........................       281
                                                 -------
Tires & Rubber Products (0.3%):
        1,520    Goodyear Tire & Rubber
                   Co. .......................        66
                                                 -------
Tobacco (3.4%):
       10,065    Philip Morris Cos., Inc. ....       721
        6,805    UST..........................       185
                                                 -------
                                                     906
                                                 -------

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]       GROWTH FUND
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
          Amounts in Thousands, Except for Shares or Principal Amount

     SHARES
       OR
    PRINCIPAL              SECURITY              MARKET
     AMOUNT               DESCRIPTION            VALUE
    ---------    -----------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities--Gas & Pipeline (0.8%):
        4,050    Tenneco, Inc. ...............  $    200
                                                 -------
  Total Common Stocks                             25,309
                                                 -------
  Total Investments, at value                     25,309
                                                 -------

     SHARES
       OR
    PRINCIPAL              SECURITY              MARKET
     AMOUNT               DESCRIPTION            VALUE
    ---------    -----------------------------  --------
REPURCHASE AGREEMENTS (4.4%):
    1,158,382    First Boston, 5.83%, 8/1/95
                   (Collateralized by 927,000
                   U.S. Treasury Bonds,
                   10.75%, 5/15/03, market
                   value--$1,188).............  $  1,158
                                                 -------
  Total Repurchase Agreements                      1,158
                                                 -------
  Total (Cost--$22,705)(a)                      $ 26,467
                                                 =======

------------
Percentages indicated are based on net assets of $26,314.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $180. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation............................................   $3,848
                    Unrealized depreciation............................................     (266)
                                                                                          ------
                    Net unrealized appreciation........................................   $3,582
                                                                                          ======

(b) Represents non-income producing securities.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                      INCOME & GROWTH FUND       [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JULY 31, 1995
            Amounts in Thousands, Except Shares or Principal Amount

    SHARES OR
    PRINCIPAL               SECURITY               MARKET
     AMOUNT                DESCRIPTION             VALUE
    ---------    -------------------------------   ------
COMMON STOCKS (94.9%):
Aerospace (1.0%):
       1,300     B.F. Goodrich..................   $   70
                                                   ------
Air Transportation (0.8%):
         500     Federal Express Corp. (b)......       34
         800     Southwest Airlines Co. ........       23
                                                   ------
                                                       57
                                                   ------
Banks (6.1%):
         800     Banc One Corp. ................       25
       1,900     BankAmerica Corp. .............      102
       2,600     Fleet Financial Group, Inc. ...       92
         900     J. P. Morgan & Co. ............       66
       1,200     National City Corp. ...........       37
       2,300     Norwest Corp. .................       65
         800     Wachovia Corp. ................       31
                                                   ------
                                                      418
                                                   ------
Beverages (3.4%):
       1,600     Anheuser-Busch Co. ............       89
       1,100     Coca Cola Co. .................       72
       1,600     PepsiCo, Inc. .................       75
                                                   ------
                                                      236
                                                   ------
Broadcasting (0.4%):
         365     CBS, Inc. .....................       28
                                                   ------
Building Materials (0.9%):
       2,300     Masco Corp. ...................       60
Business Equipment & Services (1.0%):
         600     Dun & Bradstreet Corp. ........       34
         800     Pitney Bowes, Inc. ............       32
                                                   ------
                                                       66
                                                   ------
Chemicals--Petroleum & Inorganic (3.0%):
         500     Dow Chemical Co. ..............       37
       1,000     E. I. Dupont De Nemours Co. ...       67
       1,100     Monsanto Corp. ................      102
                                                   ------
                                                      206
                                                   ------
Chemicals--Specialty (0.7%):
       1,100     Betz Labs, Inc. ...............       50
                                                   ------
Commercial Goods & Services (0.9%):
       2,200     National Services Industries,
                   Inc. ........................       65
                                                   ------
Computers--Main & Mini (1.3%):
         800     International Business
                   Machines.....................       87
                                                   ------
Computer Software (1.4%):
         600     Microsoft Corp. (b)............       54
       1,000     Shared Medical Systems
                   Corp. .......................       42
                                                   ------
                                                       96
                                                   ------
Construction Materials (0.4%):
       1,300     Fleetwood Enterprises..........       27
                                                   ------
Consumer Goods & Services (0.5%):
         500     Clorox Co. ....................       33
                                                   ------
Cosmetics & Toiletries (0.5%):
         600     International Flavors &
                   Fragrances...................       31
                                                   ------
Defense (1.2%):
       1,000     Raytheon Co. ..................       83
                                                   ------

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]       INCOME & GROWTH FUND
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
            Amounts in Thousands, Except Shares or Principal Amount

    SHARES OR
    PRINCIPAL               SECURITY               MARKET
     AMOUNT                DESCRIPTION             VALUE
    ---------    -------------------------------   ------
COMMON STOCKS, CONTINUED:
Electrical Equipment (7.0%):
       2,400     AMP, Inc. .....................   $  103
       1,000     Emerson Electric...............       71
       2,700     General Electric Co. ..........      159
       1,600     Intel Corp. ...................      104
         650     Thomas & Betts Corp. ..........       44
                                                   ------
                                                      481
                                                   ------
Electronics (1.7%):
       1,500     Motorola, Inc. ................      115
                                                   ------
Environmental Services (1.1%):
       1,900     Browning Ferris Industries,
                   Inc. ........................       73
                                                   ------
Financial Services (2.2%):
       2,000     American General Corp. ........       73
         800     Federal National Mortgage
                   Assoc. ......................       75
                                                   ------
                                                      148
                                                   ------
Food & Related (2.9%):
         600     Campbell Soup Co. .............       28
         700     General Mills, Inc. ...........       36
         600     Hershey Foods..................       35
       1,500     H. J. Heinz Co. ...............       65
         700     Ralston Purina Co. ............       37
                                                   ------
                                                      201
                                                   ------
Forest & Paper Products (3.0%):
         800     Georgia Pacific Corp. .........       69
         400     International Paper Co. .......       34
         500     Kimberly Clark Corp. ..........   $   32
       1,500     Weyerhaeuser Co. ..............       70
                                                   ------
                                                      205
                                                   ------
Health Care--General (3.5%):
       1,000     Bristol Myers Squibb Co. ......       69
       1,200     Johnson & Johnson..............       86
       1,800     Schering Plough Corp. .........       84
                                                   ------
                                                      239
                                                   ------
Hospital Supply & Management (1.0%):
       1,400     Columbia HCA Healthcare
                   Corp. .......................       68
                                                   ------
Household--General Products (1.4%):
       2,200     Rubbermaid, Inc. ..............       65
       2,000     Sunbeam Corp. .................       33
                                                   ------
                                                       98
                                                   ------
Insurance--Life (0.5%):
         550     Jefferson Pilot Corp. .........       31
                                                   ------
Insurance--Multiline (1.5%):
         556     Allstate Corp. ................       17
       1,100     Marsh & Mclennan Cos., Inc. ...       87
                                                   ------
                                                      104
                                                   ------
Insurance--Property & Casual (1.9%):
         500     General Re.....................       66
         800     Hartford Steam Boiler..........       36
         600     Saint Paul Companies, Inc. ....       29
                                                   ------
                                                      131
                                                   ------

                                   Continued

--------------------------------------------------------------------------------
                                      INCOME & GROWTH FUND       [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
            Amounts in Thousands, Except Shares or Principal Amount

    SHARES OR
    PRINCIPAL               SECURITY               MARKET
     AMOUNT                DESCRIPTION             VALUE
    ---------    ------------------------------    ------
COMMON STOCKS, CONTINUED:
Machinery & Equipment (1.6%):
         900     Ingersol Rand Co. .............   $   38
       1,900     Snap-On Inc. ..................       79
                                                   ------
                                                      117
                                                   ------
Medical Equipment & Supplies (1.2%):
       2,300     Baxter International, Inc. ....       86
                                                   ------
Motor Vehicle Parts (0.4%):
         750     Genuine Parts Co. .............       28
                                                   ------
Motor Vehicles (0.7%):
       1,600     Ford Motor Co. ................       46
                                                   ------
Multiple Industry (3.5%):
       3,600     Corning Glass..................      115
       1,650     Minnesota Mining &
                   Manufacturing................       93
                                                   ------
       1,000     Service Corp. International....       34
                                                   ------
                                                      242
Petroleum--Domestic (1.8%):
         500     Atlantic Richfield Co. ........       58
       1,800     Phillips Petroleum Co. ........       64
                                                   ------
                                                      122
                                                   ------
Petroleum--Internationals (5.8%):
       1,600     Amoco Corp. ...................      108
       2,000     Chevron Corp. .................       99
         900     Exxon Corp. ...................       65
         700     Mobil Corp. ...................       68
         900     Texaco, Inc. ..................       60
                                                   ------
                                                      400
                                                   ------
Petroleum--Services (1.5%):
       3,100     Baker Hughes, Inc. ............   $   69
         800     Halliburton Co. ...............       33
                                                   ------
                                                      102
                                                   ------
Pharmaceuticals (3.8%):
         800     Abbott Laboratories............       32
       1,400     Merck & Co., Inc. .............       72
       1,800     Pfizer, Inc. ..................       91
         800     Warner Lambert Co. ............       67
                                                   ------
                                                      262
                                                   ------
Photographic Equipment (0.4%):
         500     Eastman Kodak Co. .............       29
                                                   ------
Publishing (0.9%):
       1,100     Gannett Co., Inc. .............       60
                                                   ------
Railroad (1.9%):
         900     Burlington Northern, Inc. .....       62
       1,100     Union Pacific Corp. ...........       72
                                                   ------
                                                      134
                                                   ------
Restaurants (0.5%):
         700     Darden Restaurants, Inc. (b)...        8
       1,500     Brinker International, Inc.
                   (b)..........................       27
                                                   ------
                                                       35
                                                   ------
Retail--General Merchandise (2.9%):
       1,200     J.C. Penney, Inc. .............       58
       3,400     K-Mart Corp. ..................       54
         600     Sears Roebuck & Co. ...........       20
       2,500     Wal Mart Stores, Inc. .........       67
                                                   ------
                                                      199
                                                   ------

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]               INCOME & GROWTH FUND
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
            Amounts in Thousands, Except Shares or Principal Amount

    SHARES OR
    PRINCIPAL               SECURITY               MARKET
     AMOUNT                DESCRIPTION             VALUE
---------------------------------------------------------
COMMON STOCKS, CONTINUED:
Retail--Specialty Stores (0.8%):
       1,000     Brown Group, Inc. .............   $   25
         800     Melville Corp. ................       29
                                                   ------
                                                       54
                                                   ------
Telecommunications (6.7%):
       1,800     A T & T Corp. .................       95
       2,200     Airtouch (b)...................       69
       1,400     Ameritech Corp. ...............       67
       1,000     Bellsouth Corp. ...............       68
       2,000     General Telephone Electric
                   Corp. .......................       71
                                                   ------
       1,200     MCI Telecommunications
                   Corp. .......................       29
       1,500     U.S. West, Inc. ...............       64
                                                   ------
                                                      463
                                                   ------
Telecommunications--Equipment (1.3%):
       1,700     DSC Communications Corp. (b)...       91
                                                    ------
Tobacco (1.8%):
       1,000     Phillip Morris Co., Inc. ......   $   72
       2,000     UST, Inc. .....................       55
                                                   ------
                                                      127
                                                   ------
Tools (0.9%):
       1,600     Stanley Works..................       63
                                                   ------
Utilities--Electric (4.4%):
       1,600     FPL Group, Inc. ...............       61
       3,100     PacifiCorp.....................       57
       2,300     Pacific Gas & Electric Co. ....       68
       2,000     Public Service Enterprise
                   Group, Inc. .................       56
       1,800     Texas Utilities Co. ...........       61
                                                   ------
                                                      303
                                                   ------

                                   Continued

--------------------------------------------------------------------------------
                              INCOME & GROWTH FUND               [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JULY 31, 1995
            Amounts in Thousands, Except Shares or Principal Amount

    SHARES OR
    PRINCIPAL               SECURITY               MARKET
     AMOUNT                DESCRIPTION             VALUE
    ---------    -------------------------------   ------
COMMON STOCKS, CONTINUED:
Utilities--Gas & Pipeline (0.9%):
         800     Consolidated Natural Gas
                   Co. .........................   $   30
         700     Tenneco, Inc. .................       35
                                                   ------
                                                       65
                                                   ------
  Total Common Stocks                               6,535
                                                   ------
  Total Investments, at value                       6,535
                                                   ------
REPURCHASE AGREEMENTS (5.1%):
     348,006     First Boston, 5.83%, 8/1/95
                   (Collateralized by 279,000
                   U.S. Treasury Bonds, 10.75%,
                   5/15/03, market
                   value--$357,467).............   $  348
  Total Repurchase Agreements                         348
  Total (Cost--$5,886)(a)                          $6,883

------------
Percentages indicated are based on net assets of $6,884.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

                    Unrealized appreciation...........................................   $1,076
                    Unrealized depreciation...........................................      (79)
                                                                                         ------
                    Net unrealized appreciation.......................................   $  997
                                                                                         ======

(b) Represents non-income producing securities.

                       See notes to financial statements.

--------------------------------------------------------------------------------
[HIGHMARK LOGO]
--------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS
                                 JULY 31, 1995

1.  ORGANIZATION:

    The HighMark Group (the "Group") was organized on March 10, 1987 and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified, open-end investment company established as a Massachusetts business trust.

    The Group is authorized to issue an unlimited number of shares which are units of beneficial interest without par value. The Group presently offers shares in the Diversified Obligations Fund, the U.S. Government Obligations Fund, the 100% U.S. Treasury Obligations Fund, the California Tax-Free Fund, the Tax-Free Fund, the Bond Fund, the Government Bond Fund, the Income Equity Fund, the Balanced Fund, the Growth Fund and the Income & Growth Fund (collectively, "the Funds" and individually, "a Fund"). Sales of shares may be made to customers of The Bank of California, N.A. ("The Bank of California") and to its affiliates, to all accounts of its correspondent banks, to institutional investors, and to the general public. Merus Capital Management ("Merus"), a division of The Bank of California, serves as investment adviser to the Group.

    On December 1, 1990, the Diversified Obligations Fund, the U.S. Government Obligations Fund, the 100% U.S. Treasury Obligations Fund, the California Tax-Free Fund, and the Tax-Free Fund (collectively, "the money market funds") divided and commenced offering of two classes of shares (Investor Shares and Fiduciary Shares). On June 20, 1994, the Bond Fund, the Government Bond Fund, the Income Equity Fund, the Balanced Fund, the Growth Fund and the Income & Growth Fund (collectively, "the variable net asset value funds") also commenced offering of Investor and Fiduciary Shares. Investor and Fiduciary Shares represent interests in the same portfolio investments of a Fund and are identical in all respects except that Investor Shares bear the expense, if any, of the distribution fee under the Group's Distribution and Shareholder Services Plan (the "Distribution Plan"), which will cause the Investor Shares to have a higher expense ratio and to pay lower dividends than those related to Fiduciary Shares, and Investor Shares have certain exclusive voting rights with respect to the Group's Distribution Plan. In addition, Investor Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectuses.

2.  SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

                                   Continued

--------------------------------------------------------------------------------
                                                                 [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995

        SECURITIES VALUATION:

       Investments in the money market funds are valued at either amortized cost, which approximates market value, or at original cost, which when combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not: a) purchase any instrument with a remaining maturity greater than thirteen months unless such investment is subject to a demand feature, or b) maintain a dollar weighted average portfolio maturity which exceeds 90 days.

       Investments in common stocks and preferred stocks, corporate notes, commercial paper, and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value under the supervision of the Fund's Board of Trustees.

       Although the California Tax-Free Fund has a diversified investment portfolio, all of its investments are in the securities of issuers in California. Such concentration may subject the Fund to the effects of economic changes occurring within that state.

        SECURITIES TRANSACTIONS AND RELATED INCOME:

       Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        REPURCHASE AGREEMENTS:

       The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which Merus deems creditworthy under guidelines approved by the Group's Board of

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995

       Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than 102% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

       DIVIDENDS TO SHAREHOLDERS:

       Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid monthly for the variable net asset value funds. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

       During the year ended July 31, 1994, the Group adopted Statement of Position 93-2, Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax basis differences relating to shareholder distributions have been reclassified to additional paid-in capital. Net investment income, net realized gains and net assets were not affected by this change.

       Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses.

       FEDERAL INCOME TAXES:

       It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                   Continued

--------------------------------------------------------------------------------
                                                                 [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995

        OTHER:

       Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Group are prorated to the Funds on the basis of relative net assets.

3.  PURCHASES AND SALES OF SECURITIES:

    Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 1995 are as follows:

                                                                            PURCHASES        SALES
                                                                           -----------    -----------
        Bond Fund.......................................................   $21,335,382    $26,359,489
        Government Bond Fund............................................   $ 3,077,830    $ 4,305,097
        Income Equity Fund..............................................   $74,076,561    $82,207,448
        Balanced Fund...................................................   $ 5,650,402    $ 4,834,549
        Growth Fund.....................................................   $18,938,438    $12,786,983
        Income & Growth Fund............................................   $ 1,638,157    $   797,200

4.  CAPITAL SHARE TRANSACTIONS

    On June 20, 1994, the Group commenced offering of two classes of shares of each of the variable net asset value funds: Investor Shares and Fiduciary Shares. The Group designated the existing shares of the funds as Fiduciary Shares. For the year ended July 31, 1994, Investor Share transactions for each of the Government Bond Fund, the Balanced Fund, the Growth Fund and the Income & Growth Fund consisted solely of the purchase of one share.

    On May 23, 1994, the Growth Fund acquired all the net assets of the HighMark Special Growth Fund ("the Special Growth Fund") pursuant to a plan of reorganization approved by the shareholders of the Special Growth Fund. The acquisition was accomplished by a tax-free exchange of 449,505 shares of the Growth Fund for 337,365 shares of the Special Growth Fund outstanding on May 23, 1994. These share transactions are included in the summary below. The Special Growth Fund's net assets at May 23, 1994 of approximately $4,387,000, including $648,899 of unrealized appreciation were combined with those of the Growth Fund. The combined net assets immediately after the acquisition were approximately $14,668,000.

                                   Continued

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[HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

    Transactions in capital shares for the Group were as follows:

                                                                DIVERSIFIED                U.S. GOVERNMENT
                                                              OBLIGATIONS FUND            OBLIGATIONS FUND
                                                          ------------------------    -------------------------
                                                          YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED
                                                           JULY 31,      JULY 31,      JULY 31,       JULY 31,
                                                             1995          1994          1995           1994
                                                          ----------    ----------    -----------    ----------
    CAPITAL TRANSACTIONS:
      INVESTOR SHARES:
      Proceeds from shares issued......................   $ 646,263     $ 603,013     $   394,176    $ 601,137
      Dividends reinvested.............................       4,895         1,029           1,948          558
      Shares redeemed..................................    (598,685)     (605,828)       (371,715)    (614,944)
                                                          ---------     ---------     -----------    ---------
      Change in net assets from Investor Share
        transactions...................................   $  52,473     $  (1,786)    $    24,409    $ (13,249)
                                                          =========     =========     ===========    =========
      FIDUCIARY SHARES:
      Proceeds from shares issued......................   $ 915,980     $ 659,289     $ 1,366,450    $ 319,949
      Dividends reinvested.............................          20         1,007               2          344
      Shares redeemed..................................    (874,436)     (685,119)     (1,368,823)    (324,185)
                                                          ---------     ---------     -----------    ---------
      Change in net assets from Fiduciary Share
        transactions...................................   $  41,564     $ (24,823)    $    (2,371)   $  (3,892)
                                                          =========     =========     ===========    =========
    SHARE TRANSACTIONS:
      INVESTOR SHARES:
      Issued...........................................     646,263       603,013         394,176      601,137
      Reinvested.......................................       4,895         1,029           1,948          558
      Redeemed.........................................    (598,685)     (605,828)       (371,715)    (614,944)
                                                          ---------     ---------     -----------    ---------
      Change in Investor Shares........................      52,473        (1,786)         24,409      (13,249)
                                                          =========     =========     ===========    =========
      FIDUCIARY SHARES:
      Issued...........................................     915,980       659,289       1,366,450      319,949
      Reinvested.......................................          20         1,007               2          344
      Redeemed.........................................    (874,436)     (685,119)     (1,368,823)    (324,185)
                                                          ---------     ---------     -----------    ---------
      Change in Fiduciary Shares.......................      41,564       (24,823)         (2,371)      (3,892)
                                                          =========     =========     ===========    =========

                                   Continued

--------------------------------------------------------------------------------
                                                                 [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

                                         100% U.S. TREASURY        CALIFORNIA TAX-FREE
                                          OBLIGATIONS FUND                FUND                  TAX-FREE FUND
                                       -----------------------   -----------------------   -----------------------
                                       YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                          1995         1994         1995         1994         1995         1994
                                       ----------   ----------   ----------   ----------   ----------   ----------
    CAPITAL TRANSACTIONS:
      INVESTOR SHARES:
      Proceeds from shares issued...   $ 310,873    $ 187,747    $  99,160    $ 233,421    $  44,420     $ 72,898
      Dividends reinvested..........       2,090          318        1,027          391          412          361
      Shares redeemed...............    (263,475)    (181,538)     (91,159)    (246,694)     (52,158)     (93,231)
                                       ---------    ---------    ---------    ---------    ---------     --------
      Change in net assets from
        Investor Share
        transactions................   $  49,488    $   6,527    $   9,028    $ (12,882)   $  (7,326)    $(19,972)
                                       =========    =========    =========    =========    =========     ========
      FIDUCIARY SHARES:
      Proceeds from shares issued...   $ 425,795    $ 259,830    $ 255,654    $ 235,546    $ 112,554     $ 68,128
      Dividends reinvested..........          16          344            8          367           17          284
      Shares redeemed...............    (395,970)    (291,397)    (264,895)    (263,841)    (112,034)     (67,923)
                                       ---------    ---------    ---------    ---------    ---------     --------
      Change in net assets from
        Fiduciary Share
        transactions................   $  29,841    $ (31,223)   $  (9,233)   $ (27,928)   $     537     $    489
                                       =========    =========    =========    =========    =========     ========
    SHARE TRANSACTIONS:
      INVESTOR SHARES:
      Issued........................     310,873      187,747       99,160      233,421       44,420       72,898
      Reinvested....................       2,090          318        1,027          391          412          361
      Redeemed......................    (263,475)    (181,538)     (91,159)    (246,694)     (52,158)     (93,231)
                                       ---------    ---------    ---------    ---------    ---------     --------
      Change in Investor Shares.....      49,488        6,527        9,028      (12,882)      (7,326)     (19,972)
                                       =========    =========    =========    =========    =========     ========
      FIDUCIARY SHARES:
      Issued........................     425,795      259,830      255,654      235,546      112,554       68,128
      Reinvested....................          16          344            8          367           17          284
      Redeemed......................    (395,970)    (291,397)    (264,895)    (263,841)    (112,034)     (67,923)
                                       ---------    ---------    ---------    ---------    ---------     --------
      Change in Fiduciary Shares....      29,841      (31,223)      (9,233)     (27,928)         537          489
                                       =========    =========    =========    =========    =========     ========

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

                                            BOND FUND             GOVERNMENT BOND FUND         INCOME EQUITY FUND
                                      ----------------------  -----------------------------  ----------------------
                                      YEAR ENDED  YEAR ENDED  YEAR ENDED  NOVEMBER 14, 1993  YEAR ENDED  YEAR ENDED
                                       JULY 31,    JULY 31,    JULY 31,      TO JULY 31,      JULY 31,    JULY 31,
                                         1995        1994        1995         1994 (a)          1995        1994
                                      ----------  ----------  ----------  -----------------  ----------  ----------
    CAPITAL TRANSACTIONS:
      INVESTOR SHARES:
      Proceeds from shares issued....  $    626    $     14    $     97                       $  4,131    $     25
      Dividends reinvested...........        14                       2                             52
      Shares redeemed................      (113)                    (32)                          (506)
                                       --------    --------     -------        -------        --------    --------
      Change in net assets from
        Investor Share
        transactions.................  $    527    $     14    $     67                       $  3,677    $     25
                                       ========    ========     =======        =======        ========    ========
      FIDUCIARY SHARES:
      Proceeds from shares issued....  $ 10,767    $ 57,130    $  1,279        $ 6,588        $ 31,913    $145,932
      Dividends reinvested...........     3,111       3,171         295            188          13,482      10,378
      Shares redeemed................   (19,821)    (23,539)     (2,852)        (1,311)        (56,293)    (40,348)
                                       --------    --------     -------        -------        --------    --------
      Change in net assets from
        Fiduciary Share
        transactions.................  $ (5,943)   $ 36,762    $ (1,278)       $ 5,465        $(10,898)   $115,962
                                       ========    ========     =======        =======        ========    ========
    SHARE TRANSACTIONS:
      INVESTOR SHARES:
      Issued.........................        63           1          11                            331           2
      Reinvested.....................         1                                                      5
      Redeemed.......................       (11)                     (4)                           (40)
                                       --------    --------     -------        -------        --------    --------
      Change in Investor Shares......        53           1           7                            296           2
                                       ========    ========     =======        =======        ========    ========
      FIDUCIARY SHARES:
      Issued.........................     1,074       5,288         137            664           2,625      11,781
      Reinvested.....................       311         299          32             19           1,154         864
      Redeemed.......................    (1,974)     (2,230)       (305)          (135)         (4,658)     (3,385)
                                       --------    --------     -------        -------        --------    --------
      Change in Fiduciary Shares.....      (589)      3,357        (136)           548            (879)      9,260
                                       ========    ========     =======        =======        ========    ========

------------
    (a) Period from commencement of operations.

                                   Continued

--------------------------------------------------------------------------------
                                                                [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995
                              Amounts in Thousands

                                        BALANCED FUND                GROWTH FUND            INCOME & GROWTH FUND
                                  -------------------------   -------------------------   -------------------------
                                               NOVEMBER 14,                NOVEMBER 18,                NOVEMBER 14,
                                  YEAR ENDED     1993 TO      YEAR ENDED     1993 TO      YEAR ENDED     1993 TO
                                   JULY 31,      JULY 31,      JULY 31,      JULY 31,      JULY 31,      JULY 31,
                                     1995        1994 (a)        1995        1994 (A)        1995        1994 (A)
                                  ----------   ------------   ----------   ------------   ----------   ------------
    CAPITAL TRANSACTIONS:
      INVESTOR SHARES:
      Proceeds from shares
        issued..................   $    480                    $  1,230                     $  205
      Dividends reinvested......          2                           5                          1
      Shares redeemed...........        (20)                       (144)
                                    -------       -------       -------       -------       ------        -------
      Change in net assets from
        Investor Share
        transactions............   $    462                    $  1,091                     $  206
                                    =======       =======       =======       =======       ======        =======
      FIDUCIARY SHARES:
      Proceeds from shares
        issued..................   $  9,876      $ 30,704      $  8,497      $ 15,837       $1,566       $  8,339
      Dividends reinvested......        984           534           498            49          126            102
      Shares redeemed...........     (9,570)       (4,768)       (3,450)         (732)        (788)        (3,618)
                                    -------       -------       -------       -------       ------        -------
      Change in net assets from
        Fiduciary Share
        transactions............   $  1,290      $ 26,470      $  5,545      $ 15,154       $  904       $  4,823
                                    =======       =======       =======       =======       ======        =======
    SHARE TRANSACTIONS:
      INVESTOR SHARES:
      Issued....................         45                         115                         18
      Reinvested................                                      1
      Redeemed..................         (2)                        (13)
                                    -------       -------       -------       -------       ------        -------
      Change in Investor
        Shares..................         43                         103                         18
                                    =======       =======       =======       =======       ======        =======
      FIDUCIARY SHARES:
      Issued....................        976         3,080           836         1,632          150            834
      Reinvested................         99            55            50             5           12             10
      Redeemed..................       (964)         (486)         (334)          (75)         (73)          (365)
                                    -------       -------       -------       -------       ------        -------
      Change in Fiduciary
        Shares..................        111         2,649           552         1,562           89            479
                                    =======       =======       =======       =======       ======        =======

------------
    (a) Period from commencement of operations.

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995

5.  RELATED PARTY TRANSACTIONS:

    Investment advisory services are provided to the Group by Merus. Under the terms of the investment advisory agreement, The Bank of California, of which Merus is a division, is entitled to receive fees based on a percentage of the average net assets of each of the Funds. The Bank of California also serves as custodian, sub-transfer agent and sub-administrator for the Group.

    During the year ended July 31, 1995, BancCal Tri-state Corp. ("BancCal"), the holding company of The Bank of California, purchased securities for $2,000,000 from the Tax-Free Fund and $9,505,000 from the California Tax-Free Fund. The market value of these securities at the date of the sale to BancCal approximated the sale price.

    The Winsbury Company Limited Partnership d/b/a The Winsbury Company ("Winsbury") is an Ohio limited partnership. The sole general partner of Winsbury is BISYS Fund Services, Inc. The sole limited partner of Winsbury is WC Subsidiary Corporation. BISYS Fund Services, Inc., BISYS Fund Services Ohio, Inc. and WC Subsidiary Corporation are all subsidiaries of The BISYS Group, Inc. On or about October 1, 1995, Winsbury will change its name to BISYS Fund Services Limited Partnership, d/b/a BISYS Fund Services.

    Winsbury, with whom certain officers and trustees of the Group are affiliated, serves the Group as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, Winsbury's fees are computed daily as a percentage of the average net assets of the Funds. The Winsbury Company also serves as the Group's distributor. As distributor, Winsbury is entitled to receive fees from the Funds for providing distribution services. For the year ended July 31, 1995 Winsbury received $138,513 for commissions earned on sales of shares of the Group's variable net asset value funds, of which $44,136 was reallowed to affiliated parties. BISYS Fund Services Ohio, Inc., an affiliate of Winsbury, serves the Group as transfer agent and mutual fund accountant.

    The Group has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act pursuant to which each Fund may pay the Distributor as compensation for its services in connection with the Distribution Plan a distribution fee, computed daily and paid monthly, at a maximum rate of twenty-five one-hundredths of one percent (0.25%) of the average daily net assets attributable to the Funds' Investor Shares. A Fund's Fiduciary Shares are not subject to the Distribution Plan or a distribution fee. The

                                   Continued

--------------------------------------------------------------------------------
                                                                [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995

    Distributor has agreed to voluntarily reduce payments to be received pursuant to the Distribution Plan with respect to a money market fund to the extent necessary to ensure that such payments do not exceed the income attributable to such Fund's shares on any day.

    The Group has also adopted a Shareholder Services Plan permitting payment of compensation to financial institutions that agree to provide certain administrative support services for their customers who are Fund shareholders. Each Fund has entered into a specific arrangement with Winsbury for the provision of such services and reimburses Winsbury for its cost of providing these services, subject to a maximum annual rate of twenty-five one-hundredths of one percent (0.25%) of each Fund's average daily net assets.

    Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

    Information regarding these transactions is as follows for the year ended July 31, 1995:

                                                     DIVERSIFIED              U.S. GOVERNMENT          100% U.S. TREASURY
                                                     OBLIGATIONS                OBLIGATIONS                OBLIGATIONS
                                                        FUND                       FUND                       FUND
                                               -----------------------    -----------------------    -----------------------
    INVESTMENT ADVISORY FEES:
    Annual fee (percentage of average net
      assets)...............................   0.40% 1st $500 million     0.40% 1st $500 million     0.40% 1st $500 million
                                               0.35% next $500 million    0.35% next $500 million    0.35% next $500 million
                                               0.30% remaining            0.30% remaining            0.30% remaining
    ADMINISTRATION FEES:
    Annual fee (percentage of average net
      assets)...............................                      0.20%                      0.20%                      0.20%
    DISTRIBUTION FEES (INVESTOR SHARES):
    Annual fee before voluntary fee
      reductions (percentage of average net
      assets)...............................                      0.25%                      0.25%                      0.25%
    Voluntary fee reductions................                  $279,121                   $106,431                   $144,577
    SHAREHOLDER SERVICES FEES:
    Annual fee before voluntary fee
      reductions (percentage of average net
      assets)...............................                      0.25%                      0.25%                      0.25%
    Voluntary fee reductions................                  $854,516                   $437,413                   $552,152
    CUSTODIAN FEES:                                           $111,937                    $78,529                    $56,901
    TRANSFER AGENT AND ACCOUNTING FEES:                       $189,263                   $105,218                   $123,037

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995

                                                                            CALIFORNIA
                                                                             TAX-FREE                   TAX-FREE
                                                                               FUND                       FUND
                                                                      -----------------------    -----------------------
    INVESTMENT ADVISORY FEES:
    Annual fee before voluntary fee reductions (percentage of
      average net assets)..........................................   0.40% 1st $500 million     0.40% 1st $500 million
                                                                      0.35% next $500 million    0.35% next $500 million
                                                                      0.30% remaining            0.30% remaining
    Voluntary fee reductions.......................................                  $326,450                    $33,508
    ADMINISTRATION FEES:
    Annual fee before voluntary fee reductions (percentage of
      average net assets)..........................................                      0.20%                      0.20%
    Voluntary fee reductions.......................................                   $74,193                    $47,867
    DISTRIBUTION FEES (INVESTOR SHARES):
    Annual fee before voluntary fee reductions (percentage of
      average net assets)..........................................                      0.25%                      0.25%
    Voluntary fee reductions.......................................                   $86,790                    $36,419
    SHAREHOLDER SERVICES FEES:
    Annual fee before voluntary fee reductions (percentage of
      average net assets)..........................................                      0.25%                      0.25%
    Voluntary fee reductions.......................................                  $354,827                   $114,700
    CUSTODIAN FEES:                                                                   $58,008                    $38,800
    TRANSFER AGENT AND ACCOUNTING FEES:                                              $100,324                    $73,812

                                   Continued

--------------------------------------------------------------------------------
                                                                 [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995

                                                                                  GOVERNMENT                 INCOME
                                                            BOND                     BOND                    EQUITY
                                                            FUND                     FUND                     FUND
                                                    ---------------------    ---------------------    ---------------------
    INVESTMENT ADVISORY FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets).........   1.00% 1st $40 million    1.00% 1st $40 million    1.00% 1st $40 million
                                                    0.60% remaining          0.60% remaining          .60% remaining
    Voluntary fee reductions.....................                $250,310                  $46,447                  $11,439
    ADMINISTRATION FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets).........                    0.20%                    0.20%                     .20%
    Voluntary fee reductions.....................                 $42,155                   $9,290
    DISTRIBUTION FEES (INVESTOR SHARES):
    Annual fee before voluntary fee reductions
      (percentage of average net assets).........                    0.25%                    0.25%                    0.25%
    Voluntary fee reductions.....................                    $694                      $96                   $2,894
    SHAREHOLDER SERVICES FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets).........                    0.25%                    0.25%                     .25%
    Voluntary fee reductions.....................                $144,358                  $11,180                 $507,621
    CUSTODIAN FEES:                                               $37,760                                           $76,450
    Voluntary fee reductions.....................                                          $14,584
    TRANSFER AGENT AND ACCOUNTING FEES:                           $99,780                  $72,868                 $179,585

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995

                                                          BALANCED                  GROWTH                  INCOME &
                                                            FUND                     FUND                  GROWTH FUND
                                                    ---------------------    ---------------------    ---------------------
    INVESTMENT ADVISORY FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets).........   1.00% 1st $40 million    1.00% 1st $40 million    1.00% 1st $40 million
                                                    0.60% remaining          0.60% remaining          0.60% remaining
    Voluntary fee reductions.....................                $168,408                 $158,716                  $56,251
    ADMINISTRATION FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets).........                    0.20%                    0.20%                    0.20%
    Voluntary fee reductions.....................                                          $15,769                  $11,250
    DISTRIBUTION FEES (INVESTOR SHARES):
    Annual fee before voluntary fee reductions
      (percentage of average net assets).........                    0.25%                    0.25%                    0.25%
    Voluntary fee reductions.....................                    $115                     $980                     $123
    SHAREHOLDER SERVICES FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets).........                    0.25%                    0.25%                    0.25%
    Voluntary fee reductions.....................                 $60,539                  $47,273                  $13,451
    CUSTODIAN FEES:
    Voluntary fee reductions.....................                 $28,297                  $34,541                  $25,817
    TRANSFER AGENT AND ACCOUNTING FEES:                           $74,357                  $78,383                  $74,440

                                   Continued

--------------------------------------------------------------------------------
                                                                 [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995

6.  ELIGIBLE DISTRIBUTIONS (UNAUDITED):

    The Highmark Group designates the following eligible distributions for the dividends received deduction for corporations for the Fund's taxable year ended July 31, 1995:

                                                         INCOME                              INCOME &
                                                         EQUITY      BALANCED     GROWTH      GROWTH
                                                          FUND         FUND        FUND        FUND
                                                       ----------    --------    --------    --------
        Dividend Income.............................   $9,295,437    $441,468    $381,399    $167,655
        Dividend Income Per Share--Investor.........        0.416       0.141       0.134       0.223
        Dividend Income Per-Share--Fiduciary........        0.416       0.141       0.134       0.223

7.  EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

    The Highmark Group designates the following exempt-interest dividends for the Fund's taxable year ended July 31, 1995.

                                                                        CALIFORNIA        TAX-FREE
                                                                       TAX-FREE FUND        FUND
                                                                       -------------    -------------
        Exempt-interest dividends...................................    $ 4,566,271      $  1,394,841
        Exempt-interest dividends per share--Investor...............          0.031             0.030
        Exempt-interest dividends per share--Fiduciary..............          0.031             0.030

                                   Continued

--------------------------------------------------------------------------------
[HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995

    The following information indicates by state the percentage of income earned by the California Tax-Free Fund and the Tax-Free Fund for the year ended July 31, 1995:

                                                                                  CALIFORNIA
                                                                                   TAX-FREE     TAX-FREE
                                                                                     FUND         FUND
                                                                                  ----------    --------
        Alabama................................................................                     2.9%
        Alaska.................................................................                     4.3%
        Arizona................................................................                     2.3%
        California.............................................................       95.4%        34.5%
        Colorado...............................................................                     1.6%
        Florida................................................................                     4.8%
        Georgia................................................................                     0.7%
        Illinois...............................................................                     3.6%
        Indiana................................................................                     4.3%
        Kansas.................................................................                     0.3%
        Kentucky...............................................................                     1.1%
        Louisiana..............................................................                     0.9%
        Michigan...............................................................                     1.0%
        Minnesota..............................................................                     1.3%
        Missouri...............................................................                     1.2%
        Nevada.................................................................                     1.5%
        New Jersey.............................................................                     0.3%
        New Mexico.............................................................                     1.0%
        New York...............................................................                     3.2%
        Oregon.................................................................                     0.2%
        Pennsylvania...........................................................                     5.0%
        Rhode Island...........................................................                     1.4%
        Tennessee..............................................................                     1.1%
        Texas..................................................................                     6.9%
        Utah...................................................................                     2.2%
        Virginia...............................................................                     9.5%
        West Virginia..........................................................                     0.4%
        Wyoming................................................................                     0.4%
        Other Territories......................................................        4.6%         2.1%
                                                                                  ----------    --------
                                                                                     100.0%       100.0%
                                                                                  =========     ========

                                   Continued

--------------------------------------------------------------------------------
                                                                 [HIGHMARK LOGO]
--------------------------------------------------------------------------------

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JULY 31, 1995

    For the year ended July 31, 1995, 18.9% of the income earned by the Tax-Free Fund and 16.9% of the income earned by the California Tax-Free Fund may be subject to the alternative minimum tax.

    For California residents, 100.0% of the income earned by the California Tax-Free Fund for the year ended July 31, 1995 is designated as tax-exempt income.

    The following information indicates by type the percentage of income earned by the 100% U.S. Treasury Obligations Fund for the year ended July 31, 1995:

                                                                                           100% U.S.
                                                                                           TREASURY
                                                                                          OBLIGATIONS
          TYPE                                                                               FUND
          ----                                                                            -----------
          Federal obligations (such as U.S. Treasury bills, notes, bonds)..............     100.0%
                                                                                          ==========

    For California residents, the 100% U.S. Treasury Obligations Fund met the quarterly diversification tests for each fiscal quarter ended during the year ended July 31, 1995. In addition, for California residents, 100% of the income earned by the 100% U.S. Treasury Obligations Fund for the year ended July 31, 1995 is designated as tax-exempt income.

    Please consult your tax advisor for the proper treatment of the information reflected in Notes 6 and 7.

8.  FEDERAL INCOME TAXES (UNAUDITED):

    For federal income tax purposes, the following funds have capital loss carryforwards as of July 31, 1995, which are available to offset future capital gains, if any:

                                                                                   AMOUNT      EXPIRES
                                                                                 ----------    -------
          Diversified Obligations Fund........................................   $    2,908      2002
                                                                                    383,012      2003
          U.S. Government Obligations Fund....................................        5,621      2002
                                                                                    185,335      2003
          100% U.S. Treasury Obligations Fund.................................        1,538      2002
          California Tax Free Fund............................................       12,171      2002
                                                                                     13,895      2003
          Tax Free Fund.......................................................        3,637      2002
          Bond Fund...........................................................    2,015,446      2003
          Government Bond Fund................................................      273,529      2003
          Balanced Fund.......................................................      172,093      2003
          Income & Growth Fund................................................       45,776      2003

--------------------------------------------------------------------------------
                      DIVERSIFIED OBLIGATIONS FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED JULY 31,
                                  ----------------------------------------------------------------------------------------------
                                         1995               1994               1993               1992             1991 (A)
                                  ------------------  -----------------  -----------------  -----------------  -----------------
                                  INVESTOR  FIDUCIARY INVESTOR FIDUCIARY INVESTOR FIDUCIARY INVESTOR FIDUCIARY INVESTOR FIDUCIARY
                                  --------  --------  -------  --------  -------  --------  -------  --------  -------  --------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................... $   1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00
                                  --------  --------  -------  --------  -------  --------  -------  --------  -------  --------
INVESTMENT ACTIVITIES
  Net investment income..........    0.049     0.049    0.028     0.028    0.027     0.027    0.043     0.043    0.066     0.066
                                  --------  --------  -------  --------  -------  --------  -------  --------  -------  --------
DISTRIBUTIONS
  Net investment income..........   (0.049)   (0.049)  (0.028)   (0.028)  (0.027)   (0.027)  (0.043)   (0.043)  (0.066)   (0.066)
                                  --------  --------  -------  --------  -------  --------  -------  --------  -------  --------
NET ASSET VALUE, END OF PERIOD... $   1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00
                                  ========  ========  =======  ========  =======  ========  =======  ========  =======  ========
Total Return.....................     4.99%     4.99%    2.88%     2.88%    2.75%     2.75%    4.41%     4.41%    7.00%     7.00%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of
    period (000)................. $128,191  $270,476  $75,725  $228,934  $77,589  $254,034  $17,600  $337,485  $16,618  $405,447
  Ratio of expenses to average
    net assets...................     0.74%     0.74%    0.74%     0.74%    0.72%     0.72%    0.72%     0.72%    0.70%     0.70%
  Ratio of net investment income
    to average net assets........     4.92%     4.88%    2.83%     2.83%    2.72%     2.72%    4.34%     4.34%    6.71%     6.71%
  Ratio of expenses to average
    net assets*..................     1.23%     0.98%    1.14%     0.89%    0.79%     0.73%    0.97%     0.72%    0.70%     0.70%
  Ratio of net investment income
    to average net assets*.......     4.43%     4.64%    2.42%     2.67%    2.65%     2.71%    4.09%     4.34%    6.71%     6.71%

------------
(a) On December 1, 1990, the Diversified Obligations Fund commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                          U.S. GOVERNMENT OBLIGATIONS FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED JULY 31,
                                -------------------------------------------------------------------------------------------------
                                      1995               1994               1993                1992               1991 (A)
                                -----------------  -----------------  -----------------  ------------------  --------------------
                                INVESTOR FIDUCIARY INVESTOR FIDUCIARY INVESTOR FIDUCIARY INVESTOR FIDUCIARY  INVESTOR   FIDUCIARY
                                -------  --------  -------  --------  -------  --------  -------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................... $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00   $  1.00    $   1.00  $    1.00
                                -------  --------  -------  --------  -------  --------  -------  ---------  ---------  ---------
INVESTMENT ACTIVITIES
  Net investment income........   0.048     0.048    0.027     0.027    0.027     0.027    0.042     0.042       0.063      0.063
                                -------  --------  -------  --------  -------  --------  -------  ---------  ---------  ---------
DISTRIBUTIONS
  Net investment income........  (0.048)   (0.048)  (0.027)   (0.027)  (0.027)   (0.027)  (0.042)   (0.042)     (0.063)    (0.063)
                                -------  --------  -------  --------  -------  --------  -------  ---------  ---------  ---------
NET ASSET VALUE, END OF
  PERIOD....................... $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00   $  1.00    $   1.00  $    1.00
                                =======  ========  =======  ========  =======  ========  =======  ========     =======   ========
Total Return...................    4.86%     4.87%    2.74%     2.74%    2.72%     2.72%    4.25%     4.25%       6.49%      6.49%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)...................... $48,474  $159,747  $24,055  $162,094  $37,332  $166,182  $12,527   $94,252    $  1,761  $ 103,725
  Ratio of expenses to average
    net assets.................    0.78%     0.78%    0.77%     0.78%    0.71%     0.71%    0.73%     0.73%       0.63%      0.63%
  Ratio of net investment
    income to average net
    assets.....................    4.82%     4.76%    2.63%     2.70%    2.67%     2.67%    4.15%     4.15%       6.29%      6.29%
  Ratio of expenses to average
    net assets*................    1.27%     1.02%    1.17%     0.94%    0.79%     0.74%    0.99%     0.74%       0.73%      0.73%
  Ratio of net investment
    income to average net
    assets*....................    4.33%     4.52%    2.23%     2.54%    2.59%     2.65%    3.89%     4.14%       6.19%      6.19%

------------
(a) On December 1, 1990, the U.S. Government Obligations Fund commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                      100% U.S. TREASURY OBLIGATIONS FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED JULY 31,
                                   ---------------------------------------------------------------------------------------------
                                         1995               1994               1993               1992             1991 (A)
                                   -----------------  -----------------  -----------------  -----------------  -----------------
                                   INVESTOR FIDUCIARY INVESTOR FIDUCIARY INVESTOR FIDUCIARY INVESTOR FIDUCIARY INVESTOR FIDUCIARY
                                   -------  --------  -------  --------  -------  --------  -------  --------  -------  --------
NET ASSET VALUE, BEGINNING
  OF PERIOD....................... $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00
                                   -------  --------  -------  --------  -------  --------  -------  --------  -------  --------
INVESTMENT ACTIVITIES
  Net investment income...........   0.046     0.046    0.026     0.026    0.026     0.026    0.040     0.040    0.063     0.063
  Net realized and unrealized
    gains on investments..........                                                            0.001     0.001
                                   -------  --------  -------  --------  -------  --------  -------  --------  -------  --------
      Total from Investment
        Activities................   0.046     0.046    0.026     0.026    0.026     0.026    0.041     0.041    0.063     0.063
                                   -------  --------  -------  --------  -------  --------  -------  --------  -------  --------
DISTRIBUTIONS
  Net investment income...........  (0.046)   (0.046)  (0.026)   (0.026)  (0.026)   (0.026)  (0.040)   (0.040)  (0.063)   (0.063)
  Net realized gains..............                                                           (0.001)   (0.001)
                                   -------  --------  -------  --------  -------  --------  -------  --------  -------  --------
      Total Distributions.........  (0.046)   (0.046)  (0.026)   (0.026)  (0.026)   (0.026)  (0.041)   (0.041)  (0.063)   (0.063)
                                   -------  --------  -------  --------  -------  --------  -------  --------  -------  --------
NET ASSET VALUE, END OF
  PERIOD.......................... $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00
                                   =======  ========  =======  ========  =======  ========  =======  ========  =======  ========
Total Return......................    4.69%     4.69%    2.68%     2.68%    2.64%     2.64%    4.18%     4.18%    6.53%     6.53%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)......................... $88,660  $190,604  $39,157  $160,721  $32,629  $191,946  $11,551  $219,451  $19,187  $265,528
  Ratio of expenses to average
    net assets....................    0.73%     0.73%    0.74%     0.74%    0.67%     0.67%    0.65%     0.65%    0.62%     0.62%
  Ratio of net investment income
    to average net assets.........    4.68%     4.60%    2.68%     2.63%    2.60%     2.60%    3.99%     3.99%    6.25%     6.25%
  Ratio of expenses to average
    net assets*...................    1.22%     0.97%    1.15%     0.90%    0.75%     0.72%    0.97%     0.72%    0.70%     0.70%
  Ratio of net investment income
    to average net assets*........    4.19%     4.36%    2.27%     2.48%    2.52%     2.55%    3.67%     3.92%    6.17%     6.17%

------------
(a) On December 1, 1990, the 100% U.S. Treasury Fund commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                  CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                        YEAR ENDED JULY 31,
                                   ---------------------------------------------------------------------------------------------
                                         1995               1994               1993               1992             1991 (A)
                                   -----------------  -----------------  -----------------  -----------------  -----------------
                                   INVESTOR FIDUCIARY INVESTOR FIDUCIARY INVESTOR FIDUCIARY INVESTOR FIDUCIARY INVESTOR FIDUCIARY
                                   -------  --------  -------  --------  -------  --------  -------  --------  -------  --------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................... $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00
                                   -------  --------  -------  --------  -------  --------  -------  --------  -------  --------
INVESTMENT ACTIVITIES
  Net investment income...........   0.031     0.031    0.020     0.020    0.021     0.021    0.032     0.032    0.045     0.045
                                   -------  --------  -------  --------  -------  --------  -------  --------  -------  --------
DISTRIBUTIONS
  Net investment income...........  (0.031)   (0.031)  (0.020)   (0.020)  (0.021)   (0.021)  (0.032)   (0.032)  (0.045)   (0.045)
                                   -------  --------  -------  --------  -------  --------  -------  --------  -------  --------
NET ASSET VALUE, END OF
  PERIOD.......................... $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00  $  1.00  $   1.00
                                   =======  ========  =======  ========  =======  ========  =======  ========  =======  ========
Total Return......................    3.16%     3.16%    1.99%     1.99%    2.13%     2.13%    3.20%     3.20%    4.57%     4.57%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)......................... $40,544  $105,742  $31,521  $114,993  $44,410  $142,939  $ 4,609  $116,062  $ 4,426  $142,365
  Ratio of expenses to average
    net assets....................    0.50%     0.50%    0.50%     0.50%    0.44%     0.44%    0.54%     0.54%    0.53%     0.53%
  Ratio of net investment income
    to average net assets.........    3.14%     3.11%    1.96%     1.96%    2.08%     2.08%    3.15%     3.15%    4.47%     4.47%
  Ratio of expenses to average
    net assets*...................    1.26%     1.01%    1.18%     0.93%    0.79%     0.73%    0.99%     0.74%    0.72%     0.72%
  Ratio of net investment income
    to average net assets*........    2.38%     2.60%    1.28%     1.53%    1.73%     1.78%    2.70%     2.95%    4.28%     4.28%

------------
(a) On December 1, 1990, the California Tax-Free Fund commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                      TAX-FREE FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                  YEAR ENDED JULY 31,
                       ----------------------------------------------------------------------------------------------------------
                              1995                 1994                  1993                  1992                1991 (A)
                       ------------------  --------------------  --------------------  --------------------  --------------------
                       INVESTOR FIDUCIARY  INVESTOR   FIDUCIARY  INVESTOR   FIDUCIARY  INVESTOR   FIDUCIARY  INVESTOR   FIDUCIARY
                       -------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE,
  BEGINNING
  OF PERIOD........... $  1.00   $  1.00    $   1.00   $  1.00    $   1.00   $  1.00    $   1.00   $  1.00    $   1.00   $  1.00
                       -------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INVESTMENT ACTIVITIES
  Net investment
    income............   0.030     0.030       0.019     0.019       0.021     0.021       0.033     0.033       0.049     0.049
                       -------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
DISTRIBUTIONS
  Net investment
    income............  (0.030)   (0.030)     (0.019)   (0.019)     (0.021)   (0.021)     (0.033)   (0.033)     (0.049)   (0.049)
                       -------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END
  OF PERIOD.............. $  1.00   $  1.00    $   1.00   $  1.00    $   1.00   $  1.00    $   1.00   $  1.00    $   1.00   $  1.00
                       =======  ========     =======  ========     =======  ========     =======  ========     =======  ========
Total Return..........    3.00%     3.00%       1.96%     1.96%       2.16%     2.16%       3.35%     3.35%       4.97%     4.97%
RATIOS/SUPPLEMENTARY
  DATA:
  Net Assets at end
    of period (000)... $12,702   $30,813    $ 20,032   $30,285    $ 40,010   $29,799    $ 23,780   $27,136    $  9,549   $49,558
  Ratio of expenses
    to average net
    assets............    0.73%     0.73%       0.69%     0.69%       0.53%     0.53%       0.57%     0.57%       0.62%     0.62%
  Ratio of net
    investment income
    to average net
    assets............    2.90%     2.95%       1.93%     1.95%       2.12%     2.12%       3.31%     3.31%       4.80%     4.80%
  Ratio of expenses
    to average net
    assets*...........    1.39%     1.14%       1.27%     1.02%       0.96%     0.84%       1.09%     0.84%       0.77%     0.77%
  Ratio of net
    investment income
    to average net
    assets*...........    2.24%     2.54%       1.36%     1.62%       1.69%     1.82%       2.79%     3.05%       4.65%     4.65%

------------
(a) On December 1, 1990, the Tax-Free Fund commenced offering Class A Shares and designated existing shares as Class B Shares. As of June 20, 1994, Class A and Class B Shares were designated as "Investor" and "Fiduciary" Shares, respectively.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                                 BOND FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                     JUNE 20,        YEAR
                                                YEAR ENDED            1994 TO        ENDED
                                                 JULY 31,            JULY 31,      JULY 31,
                                                   1995             1994 (A)(B)    1994 (B)            YEAR ENDED JULY 31,
                                           ---------------------    -----------    ---------    ---------------------------------
                                           INVESTOR    FIDUCIARY     INVESTOR      FIDUCIARY      1993         1992       1991
                                           --------    ---------    -----------    ---------    ---------    ---------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD......  $10.04      $ 10.11       $ 10.12       $ 11.13      $  11.02     $  10.29   $  10.18
                                           --------    ---------    -----------    ---------    ---------    ---------  ---------
INVESTMENT ACTIVITIES
  Net investment income...................    0.66         0.64          0.07          0.63          0.70         0.67       0.78
  Net realized and unrealized gains
    (losses) on investments...............    0.23         0.27         (0.05)        (0.97)         0.35         0.77       0.04
                                           --------    ---------    -----------    ---------    ---------    ---------  ---------
      Total from Investment Activities....    0.89         0.91          0.02         (0.34)         1.05         1.44       0.82
                                           --------    ---------    -----------    ---------    ---------    ---------  ---------
DISTRIBUTIONS
  Net investment income...................   (0.64)       (0.64)        (0.10)        (0.63)        (0.70)       (0.67)     (0.71)
  Net realized gains......................                                            (0.01)        (0.24)       (0.04)
  In excess of net realized gains.........                                            (0.04)
                                           --------    ---------    -----------    ---------    ---------    ---------  ---------
      Total Distributions.................   (0.64)       (0.64)        (0.10)        (0.68)        (0.94)       (0.71)     (0.71)
                                           --------    ---------    -----------    ---------    ---------    ---------  ---------
NET ASSET VALUE, END OF PERIOD............  $10.29      $ 10.38       $ 10.04       $ 10.11      $  11.13     $  11.02   $  10.29
                                            ======      =======     ==========      =======       =======      =======    =======
Total Return (excludes sales charges).....    9.29%        9.43%        (3.81)%(c)    (3.14)%       10.07%       14.43%      8.99%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).......  $  558      $59,758       $     7       $64,185      $ 33,279     $ 21,651   $ 10,799
  Ratio of expenses to average net
    assets................................    0.92%        0.92%         0.99%(d)      0.86%         0.93%        0.91%      0.79%
  Ratio of net investment income to
    average net assets....................    6.29%        6.35%         5.77%(d)      6.11%         6.41%        6.23%      7.61%
  Ratio of expenses to average net
    assets*...............................    1.89%        1.64%         2.96%(d)      1.37%         1.55%        1.55%      1.59%
  Ratio of net investment income to
    average net assets*...................    5.32%        5.62%         3.80%(d)      5.60%         5.79%        5.59%      6.81%
  Portfolio turnover......................   36.20%(e)    36.20%(e)     44.33%(e)     44.33%(e)     58.81%       79.56%     65.81%

------------
(a) Period from commencement of operations.

(b) On June 20, 1994, the Bond Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.

(c) Represents total return for the Fiduciary shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                      GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                                JUNE 20,        NOVEMBER 14,
                                                      YEAR ENDED                1994 TO           1993 TO
                                                       JULY 31,                 JULY 31,          JULY 31,
                                                         1995                   1994 (A)          1994 (A)
                                               -------------------------        --------        ------------
                                               INVESTOR        FIDUCIARY        INVESTOR         FIDUCIARY
                                               --------        ---------        --------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD........    $ 9.36          $  9.44         $  9.47           $  10.00
                                               --------        ---------        --------        ------------
INVESTMENT ACTIVITIES
  Net investment income.....................      0.66             0.60            0.01               0.40
  Net realized and unrealized gains (losses)
    on investments..........................      0.01             0.06           (0.02)             (0.56)
                                               --------        ---------        --------        ------------
      Total from Investment Activities......      0.67             0.66           (0.01)             (0.16)
                                               --------        ---------        --------        ------------
DISTRIBUTIONS
  Net investment income.....................     (0.60)           (0.60)          (0.10)             (0.40)
                                               --------        ---------        --------        ------------
      Total Distributions...................     (0.60)           (0.60)          (0.10)             (0.40)
                                               --------        ---------        --------        ------------
NET ASSET VALUE, END OF PERIOD..............    $ 9.43          $  9.50            9.36           $   9.44
                                               =======         ========         ========        ============
Total Return (excludes sales charges).......      7.47%            7.30%          (2.42)%(b)(e)      (1.59)%(e)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........    $   68          $ 3,916                           $  5,171
  Ratio of expenses to average net assets...      0.85%            0.85%           0.87%(c)           0.85%(c)
  Ratio of net investment income to average
    net assets..............................      6.25%            6.32%           4.37%(c)           5.84%(c)
  Ratio of expenses to average net
    assets*.................................      2.54%            2.29%           0.87%(c)           3.09%(c)
  Ratio of net investment income to average
    net assets*.............................      4.56%            4.88%           4.37%(c)           3.60%(c)
  Portfolio turnover (d)....................     67.49%           67.49%         176.26%            176.26%

------------
(a) Period from commencement of operations. On June 20, 1994, the Government Bond Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.

(b) Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994, plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Not annualized.

 * During the period, certain fees were voluntarily reduced. In addition, certain expenses were reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                                        INCOME EQUITY FUND
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                           JUNE 20,         YEAR
                                      YEAR ENDED            1994 TO         ENDED
                                       JULY 31,            JULY 31,       JULY 31,
                                         1995             1994 (A)(B)     1994 (B)                 YEAR ENDED JULY 31,
                                 ---------------------    -----------    -----------    -----------------------------------------
                                 INVESTOR    FIDUCIARY     INVESTOR       FIDUCIARY        1993           1992           1991
                                 --------    ---------    -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................    $11.92     $   11.92      $ 11.85       $    12.13     $    11.42      $   10.22      $   10.46
                                 --------    ---------    -----------    -----------    -----------    -----------    -----------
INVESTMENT ACTIVITIES
  Net investment income.......      0.42          0.44         0.04             0.39           0.38           0.40           0.46
  Net realized and unrealized
    gains on investments......      1.55          1.50         0.08             0.12           0.71           1.20           0.61
                                 --------    ---------    -----------    -----------    -----------    -----------    -----------
      Total from Investment
        Activities............      1.97          1.94         0.12             0.51           1.09           1.60           1.07
                                 --------    ---------    -----------    -----------    -----------    -----------    -----------
DISTRIBUTIONS
  Net investment income.......     (0.44)        (0.44)       (0.05)           (0.39)         (0.38)         (0.40)         (0.46)
  Net realized gains..........     (0.42)        (0.42)                        (0.33)                                       (0.85)
                                 --------    ---------    -----------    -----------    -----------    -----------    -----------
      Total Distributions.....     (0.86)        (0.86)       (0.05)           (0.72)         (0.38)         (0.40)         (1.31)
                                 --------    ---------    -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF
  PERIOD......................    $13.03     $   13.00      $ 11.92       $    11.92     $    12.13      $   11.42      $   10.22
                                  ======      ========    ==========        ========       ========        =======        =======
Total Return (excludes sales
  charges)....................     17.52%        17.26%        4.23%(c)         4.23%          9.75%         16.04%         12.60%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000).....................    $3,881     $ 221,325      $    24       $  213,328     $  104,840      $  74,478      $  49,047
  Ratio of expenses to average
    net assets................      1.06%         1.06%        1.10%(d)         1.06%          1.15%          1.16%          1.17%
  Ratio of net investment
    income to average net
    assets....................      3.06%         3.59%        0.93%(d)         3.29%          3.27%          3.76%          4.81%
  Ratio of expenses to average
    net assets*...............      1.55%         1.30%        1.33%(d)         1.10%          1.21%          1.29%          1.40%
  Ratio of net investment
    income to average net
    assets*...................      2.57%         3.34%        0.71%(d)         3.24%          3.22%          3.64%          4.58%
  Portfolio turnover..........     36.64%(e)     36.64%(e)    33.82%(e)        33.82%(e)      29.58%         23.05%         33.10%

------------
(a) Period from commencement of operations.

(b) On June 20, 1994, the Income Equity Fund commenced offering Investor Shares and designated existing shares as Fiduciary Shares.

(c) Represents total return for the Fiduciary Shares for the period from August 1, 1993 to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.

(d) Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                              BALANCED FUND                              GROWTH FUND
                                           ----------------------------------------------------     ----------------------
                                                                      JUNE 20,     NOVEMBER 14,
                                                 YEAR ENDED           1994 TO        1993 TO              YEAR ENDED
                                                  JULY 31,            JULY 31,       JULY 31,              JULY 31,
                                                    1995              1994(A)        1994(A)                 1995
                                           ----------------------     --------     ------------     ----------------------
                                           INVESTOR     FIDUCIARY     INVESTOR      FIDUCIARY       INVESTOR     FIDUCIARY
                                           --------     ---------     --------     ------------     --------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD...     $ 9.71       $  9.76       $ 9.71        $  10.00        $ 9.77       $  9.76
                                           --------     ---------     --------     ------------     --------     ---------
INVESTMENT ACTIVITIES
 Net investment income.................       0.43          0.39                         0.26          0.15          0.15
 Net realized and unrealized gains
   (losses) on investments.............       1.04          1.09         0.06           (0.24)         2.25          2.26
                                           --------     ---------     --------     ------------     --------     ---------
   Total from Investment Activities....       1.47          1.48         0.06            0.02          2.40          2.41
                                           --------     ---------     --------     ------------     --------     ---------
DISTRIBUTIONS
 Net investment income.................      (0.39)        (0.39)       (0.06)          (0.26)        (0.15)        (0.15)
 Net realized gains....................                                                               (0.15)        (0.15)
                                           --------     ---------     --------     ------------     --------     ---------
   Total Distributions.................      (0.39)        (0.39)       (0.06)          (0.26)        (0.30)        (0.30)
                                           --------     ---------     --------     ------------     --------     ---------
NET ASSET VALUE, END OF PERIOD.........     $10.79       $ 10.85       $ 9.71        $   9.76        $11.87       $ 11.87
                                           =======      ========      =======      ============     =======      ========
Total Return (excludes sales
  charges).............................      15.60%        15.62%       (0.25)%(b)       0.26%(e)     25.10%        25.23%
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).....     $  467       $29,961                     $ 25,851        $1,218       $25,096
 Ratio of expenses to average net
   assets..............................       0.90%         0.89%                        0.87%(c)      0.84%         0.79%
 Ratio of net investment income to
   average net assets..................       3.78%         3.93%                        3.77%(c)      1.17%         1.40%
 Ratio of expenses to average net
   assets*.............................       2.05%         1.80%                        1.79%(c)      2.11%         1.92%
 Ratio of net investment income to
   average net assets*.................       2.63%         3.02%                        2.85%(c)     (0.10)%        0.26%
 Portfolio turnover (d)................      20.70%        20.70%       44.14%          44.14%        67.91%        67.91%


                                         JUNE 20,     NOVEMBER 18,
                                         1994 TO        1993 TO
                                         JULY 31,       JULY 31,
                                         1994(A)        1994(A)
                                         --------     ------------
                                         INVESTOR      FIDUCIARY
                                         --------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD...   $ 9.74        $  10.00
                                         --------     ------------
INVESTMENT ACTIVITIES
 Net investment income.................                     0.05
 Net realized and unrealized gains
   (losses) on investments.............     0.04           (0.24)
                                         --------     ------------
   Total from Investment Activities....     0.04           (0.19)
                                         --------     ------------
DISTRIBUTIONS
 Net investment income.................    (0.01)          (0.05)
 Net realized gains....................
                                         --------     ------------
   Total Distributions.................    (0.01)          (0.05)
                                         --------     ------------
NET ASSET VALUE, END OF PERIOD.........   $ 9.77        $   9.76
                                         =======      ============
Total Return (excludes sales
  charges).............................    (1.77)%(b)      (1.87)%(e)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).....                 $ 15,254
 Ratio of expenses to average net
   assets..............................                     0.77%(c)
 Ratio of net investment income to
   average net assets..................                     0.86%(c)
 Ratio of expenses to average net
   assets*.............................                     2.61%(c)
 Ratio of net investment income to
   average net assets*.................                    (0.98)%(c)
 Portfolio turnover (d)................   123.26%         123.26%

------------

(a) Period from commencement of operations. On June 20, 1994, the Balanced Fund, Growth Fund and Income & Growth Fund each commenced offering Investor Shares and designated existing shares as Fiduciary Shares.

(b) Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Not annualized.

 * During the period, certain fees were voluntarily reduced. In addition, certain expenses were reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                      INCOME & GROWTH FUND
                                         ----------------------------------------------
                                                                JUNE 20,   NOVEMBER 14,
                                              YEAR ENDED        1994 TO      1993 TO
                                               JULY 31,         JULY 31,     JULY 31,
                                                 1995           1994(A)      1994(A)
                                         --------------------   --------   ------------
                                         INVESTOR   FIDUCIARY   INVESTOR    FIDUCIARY
                                         --------   ---------   --------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD...   $ 9.97     $  9.96     $ 9.86      $  10.00
                                         --------   ---------   --------   ------------
INVESTMENT ACTIVITIES
 Net investment income.................     0.27        0.25                     0.20
 Net realized and unrealized gains
   (losses) on investments.............     1.76        1.78       0.14         (0.04)
                                         --------   ---------   --------   ------------
   Total from Investment Activities....     2.03        2.03       0.14          0.16
                                         --------   ---------   --------   ------------
DISTRIBUTIONS
 Net investment income.................    (0.25)      (0.25)     (0.03)        (0.20)
 Net realized gains....................
                                         --------   ---------   --------   ------------
   Total Distributions.................    (0.25)      (0.25)     (0.03)        (0.20)
                                         --------   ---------   --------   ------------
NET ASSET VALUE, END OF PERIOD.........   $11.75     $ 11.74     $ 9.97      $   9.96
                                         =======    ========    =======    ============
Total Return (excludes sales
  charges).............................    20.67%      20.68%      1.73%(b)       1.63%(e)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000).....   $  215     $ 6,669                 $  4,771
 Ratio of expenses to average net
   assets..............................     0.97%       0.97%      0.88%(c)       0.95%(c)
 Ratio of net investment income to
   average net assets..................     2.23%       2.37%      0.88%(c)       2.86%(c)
 Ratio of expenses to average net
   assets*.............................     2.66%       2.41%      0.88%(c)       3.27%(c)
 Ratio of net investment income to
   average net assets*.................     0.54%       0.93%      0.88%(c)       0.54%(c)
 Portfolio turnover (d)................    15.01%      15.01%     97.24%         97.24%

------------

(a) Period from commencement of operations. On June 20, 1994, the Balanced Fund, Growth Fund and Income & Growth Fund each commenced offering Investor Shares and designated existing shares as Fiduciary Shares.

(b) Represents total return for the Fiduciary Shares from commencement of operations to June 19, 1994 plus the total return for the Investor Shares for the period from June 20, 1994 to July 31, 1994.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e) Not annualized.

 * During the period, certain fees were voluntarily reduced. In addition, certain expenses were reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.
[/R]

PART C.           OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

          (a)     Financial Statements:

                  Included in Part A:

                  --       Certain Financial Information.

                  Included in Part B:


                  --       Report of Independent Certified Public
                           Accountants for The HighMark Group at July 31,
                           1995.

                           -- Statements of Assets and Liabilities for The HighMark Group at July 31, 1995.

                           -- Statements of Operations for The HighMark Group for the year ended July 31, 1995.

                           -- Statements of Changes in Net Assets for The HighMark Group for the year ended July 31, 1995.

                          -- Schedules of Portfolio Investments for The HighMark Group at July 31, 1995.

                           -- Notes to Financial Statements for The HighMark Group dated July 31, 1995.

                           -- Financial Highlights for The HighMark Group for the year ended July 31, 1995.

                                    All required financial statements are
                                    included in Part B hereof. All other
                                    financial statements and schedules are
                                    inapplicable.

          (b)     Exhibits:

                  (1)      (a)      Declaration of Trust, dated March 10,
                                    1987, is incorporated by reference to
                                    Exhibit (1)(a) of Pre-Effective Amendment
                                    No. 1 (filed May 15, 1987) to Registrant's
                                    Registration Statement on Form N-1A.

                           (b) Amendment to Declaration of Trust, dated April 13, 1987, is incorporated by reference to Exhibit (1)(b) of Pre- Effective Amendment No. 1 (filed May 15, 1987) to Registrant's Registration Statement on Form N-1A.

                           (c) Amendment to Declaration of Trust, dated July 13, 1987, is incorporated by reference to Exhibit (1)(c) of Pre- Effective Amendment No. 2 (filed July 24, 1987) to Registrant's Registration Statement on Form N-1A.

                           (d) Amendment to Declaration of Trust, dated July 30, 1987, is incorporated by reference to Exhibit (1)(d) of Pre- Effective Amendment No. 3 (filed July 31, 1987) to Registrant's Registration Statement on Form N-1A.

                  (2)      (a)      Amended and Restated Code of Regulations,
                                    dated June 5, 1991, is incorporated by
                                    reference to Exhibit 2 of Post-Effective
                                    Amendment No. 7 (filed September 30,
                                    1991) to Registrant's Registration
                                    Statement on Form N-1A.

                           (b) Amendment to Amended and Restated Code of Regulations, dated December 4, 1991, is incorporated by reference to Exhibit 2(b) of Post-Effective Amendment No. 8 (filed September 30, 1992) to Registrant's Registration Statement on Form N-1A.

                  (3)               None.

                  (4)               None.

                  (5)      (a)      Investment Advisory Agreement between
                                    Registrant and The Bank of California,
                                    N.A., dated as of May 8, 1992 (the
                                    "Investment Advisory Agreement"), as
                                    amended as of September 15, 1992, is
                                    incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 8 (filed
                                    September 30, 1992) to Registrant's
                                    Registration Statement on Form N-1A.

                           (b) Form of amended and restated Schedule A to the Investment Advisory Agreement is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 14 (filed June 17, 1994) to Registrant's Registration Statement on Form N-1A.

                  (6) Distribution Agreement, dated August 1, 1995, between Registrant and The Winsbury Company (the "Distribution Agreement") filed herewith.

                  (7)               None.

                  (8) (a) Custodian Agreement between Registrant and The Bank of California, N.A., dated as of December 23, 1991, as amended as of September 15, 1992 (the "Custodian Agreement"), is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 (filed September 30, 1992) to

                                    Registrant's Registration Statement on
                                    Form N-1A.


                           (b) Form of amended and restated Schedule A to the Custodian Agreement is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 14 (filed June 17, 1994) to Registrant's Registration Statement on Form N-1A.

                  (9)      (a)      Management and Administration Agreement
                                    between Registrant and The Winsbury Company, dated as of August 1, 1995 (the "Management and Administration Agreement")filed herewith.

                           (b) Transfer Agency and Shareholder Services Agreement between Registrant and The Winsbury Service Corporation, dated August 1, 1995 (the "Transfer Agency
                                    Agreement")filed herewith.


                           (c) Sub-Transfer Agency Agreement between The Winsbury Service Corporation and The Bank of California, N.A., dated February 22, 1989, as amended as of September 15, 1992 (the "Sub-Transfer Agency Agreement"), is incorporated by reference to Exhibit 9(d) of Post-Effective Amendment No. 8 (filed September 30, 1992) to Registrant's Registration Statement on Form N-1A.


                           (d)      Fund Accounting Agreement between
                                    Registrant and The Winsbury Service
                                    Corporation, dated as of August 1, 1995
                                    (the "Fund Accounting Agreement") filed
                                    herewith.

                           (e) Form of amended and restated Schedules A and D to the Sub-Transfer Agency Agreement is incorporated by reference to
                                    Exhibit 9(g) of Post-Effective Amendment
                                    No. 14 (filed June 17, 1994) to

                                    Registrant's Registration Statement on
                                    Form N-1A.

                           (f) Form of Shareholder Services Agreement ("Shareholder Services Agreement") between Registrant and The Winsbury Company dated December 1, 1993 is incorporated by reference to Exhibit 9(m) of Post-Effective Amendment No. 12 (filed October 1, 1993) to Registrant's Registration Statement on Form N-1A.

                           (g) Form of amended and restated Appendix A to the Shareholder Services Agreement is incorporated by reference to Exhibit 9(j) of Post-Effective Amendment No. 14 (filed June 17, 1994) to Registrant's Registration Statement on Form N-1A.

                           (h) Shareholder Services Plan is incorporated by reference to Exhibit 9(n) of Post-Effective Amendment No. 12 (filed
                                    October 1, 1993) to the Registrant's
                                    Registration Statement on Form N-1A.


                  (10)              Inapplicable.

                  (11)              Consent of Coopers & Lybrand, filed
                                    herewith.

                  (12)              None.


                  (13)              None.


                  (14)              None.

                  (15)     (a)      Registrant's Distribution and Shareholder
                                    Services Plan relating to the Money
                                    Market Funds is incorporated by reference to Exhibit 15(a) of Post-Effective
                                    Amendment No. 6 (filed September 27,
                                    1990) to Registrant's Registration
                                    Statement on Form N-1A.

                           (b) Form of Servicing Agreement With Respect to Distribution Assistance and Shareholder Services used in connection with Registrant's Distribution and Shareholder Services Plan relating to the Money Market Funds is incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 6 (filed September 27, 1990) to Registrant's Registration Statement on Form N-1A.

                           (c) Form of Servicing Agreement With Respect to Shareholder Services used in connection with Registrant's Distribution and Shareholder Services Plan relating to the Money Market Funds, is incorporated by reference to Exhibit 15(c) of Post-Effective Amendment No. 8 (filed September 30, 1992) to Registrant's Registration Statement on Form N-1A.


                           (d) Registrant's Distribution and Shareholder Services Plan relating to the Income Funds, the Equity Funds and the Municipal Funds is incorporated by reference to
                                    Exhibit 15(d) of Post-Effective Amendment
                                    No. 13 (filed April 11, 1994) to the
                                    Registrant's Registration Statement on
                                    Form N-1A.


                           (e) Form of amended and restated Schedule A to the Distribution and Shareholder Services Plan relating to the Income Funds, the Equity Funds and the Municipal Funds is incorporated by reference to
                                    Exhibit 15(c) of Post-Effective Amendment
                                    No. 14 (filed June 17, 1994) to
                                    Registrant's Registration Statement on
                                    Form N-1A.


                  (16)     (a)      Performance Calculation Schedules
                                    concerning: the seven-day yield and
                                    effective yield of the Class A and Class

                                    B Shares of the U.S. Government Obligations
                                    Fund, the Diversified Obligations Fund, the
                                    100% U.S. Treasury Obligations Fund, the
                                    Tax-Free Fund, and the California Tax-Free
                                    Fund; the seven-day tax-equivalent yield and tax- equivalent effective yield of the Class A and Class B Shares of the Tax-Free Fund and the California Tax-Free Fund; and the average annual total return of the Income Equity Fund and Bond Fund for the one-year, five-year, and inception-to-date periods are incorporated by reference to Exhibit 16 of Post-Effective Amendment No. 6 (filed September 27, 1990) to Registrant's Registration Statement on Form N-1A.

                           (b) Yield Calculation Schedules concerning the seven-day tax-equivalent yield and tax-equivalent effective yield (for California and Oregon income tax purposes) of the Class A and Class B Shares of the 100% U.S. Treasury Obligations Fund are incorporated by reference to Exhibit 16(b) of Post-Effective Amendment No. 7 (filed September 30, 1991) to Registrant's Registration Statement on Form N-1A.

                           (c)      Performance Calculation Schedules
                                    concerning: (i) the seven-day and thirty-day yield and effective yield of the Class A and Class B Shares of the U.S. Government Obligations Fund, the Diversified Obligations Fund, the 100% U.S. Treasury Obligations Fund, the Tax-Free Fund and the California Tax-Free Fund; (ii) the seven-day and thirty-day tax-equivalent yield (using a Federal income tax rate of 31%) and tax-equivalent effective yield (using a Federal income tax rate of 31%) of the

                                     Class A and Class B Shares of the Tax- Free
                                     Fund and the California Tax-Free Fund;
                                     (iii) the seven-day and thirty-day
                                     tax-equivalent yield (using a Federal
                                     income tax rate of 31% and a California
                                     income tax rate of 9.3%) and tax-
                                     equivalent effective yield (using a Federal income tax rate of 31% and a California income tax rate of 9.3%) of the Class A and Class B Shares of the California Tax-Free Fund; (iv) the average annual total return of the Class A and Class B Shares of the U.S. Government Obligations Fund, the Diversified Obligations Fund, the 100% U.S. Treasury Obligations Fund, the Tax- Free Fund and the California Tax-Free Fund for the one-year, three-year and inception-to-date periods and the aggregate total return of the Class A and Class B Shares of each such Fund for the year-to-date, quarterly and monthly periods; (v) the thirty-day yield of the Bond Fund; (vi) the average annual total return of the Bond Fund and the Income Equity Fund for the one-year, three-year, five-year and inception-to-date periods and the aggregate total return of each such Fund for the year-to-date, quarterly and monthly periods; and (vii) the distribution rate (excluding and including capital gains) over a twelve-month period for the Bond Fund and Income Equity Fund, are incorporated by reference to Exhibit 16(c) of Post- Effective Amendment No. 8 (filed September 30, 1992) to Registrant's Registration Statement on Form N-1A.

                  (17)               Financial Data Schedule.

                  (18) Powers of Attorney of Stephen G. Mintos, Cynthia L. Lindsey, Thomas L. Braje, David A. Goldfarb, Joseph C. Jaeger and Frederick J. Long each dated November 22, 1994 are incorporated by reference to
                                    Exhibit 17 of Post-Effective Amendment
                                    No. 15 (filed December 1, 1994).

Item 25.            Persons Controlled By or Under Common Control with
                    Registrant

                    As of the effective date of this Registration Statement, there are no persons controlled by or under common control with the U.S. Government Obligations Fund, the Diversified Obligations Fund, the 100% U.S. Treasury Obligations Fund, the Income Equity Fund, the Bond Fund, the Balanced Fund, the Growth Fund, the Government Bond Fund, the Income and Growth Fund, the Tax-Free Fund and the California Tax-Free Fund of the Registrant.

Item 26.            Number of Holders of Securities



                    As of November 17, 1995, the number of record holders of the following series of Shares were:


                                                                  Number of
                    Title of Series                            Record Holders
                    ---------------                            --------------
                    U.S. Government Obligations Fund
                      Investor Shares....................        185
                      Fiduciary Shares...................         12

                    Diversified Obligations Fund
                      Investor Shares....................        872
                      Fiduciary Shares...................        105

                    100% U.S. Treasury Obligations Fund
                      Investor Shares....................        399
                      Fiduciary Shares...................         27

                    Tax-Free Fund
                      Investor Shares....................         66
                      Fiduciary Shares...................         10

                    California Tax-Free Fund
                      Investor Shares....................        306
                      Fiduciary Shares...................         24

                    Income Equity Fund
                      Investor Shares....................         83
                      Fiduciary Shares...................        511

                    Bond Fund
                      Investor Shares....................         17
                      Fiduciary Shares...................        125

                    Income and Growth Fund
                      Investor Shares....................         13
                      Fiduciary Shares...................         35

                    Growth Fund
                      Investor Shares....................         28
                      Fiduciary Shares...................         97

                    Government Bond Fund
                      Investor Shares....................         10
                      Fiduciary Shares...................         13

                    Balanced Fund
                      Investor Shares....................         10
                      Fiduciary Shares...................         26

                    California Municipal Fund
                      Investor Shares....................          0
                      Fiduciary Shares...................          0

                    Municipal Fund
                      Investor Shares....................          0
                      Fiduciary Shares...................          0



Item 27.   Indemnification

                    Article IX, Section 9.2 of the Registrant's Declaration of Trust, filed or incorporated by reference as Exhibit (1) hereto, provides for the indemnification of Registrant's trustees and officers. Indemnification of the Registrant's principal underwriter, custodian, investment adviser, manager and administrator, transfer agent, and fund accountant is provided for, respectively, in Section 1.11 of the Distribution Agreement, filed or incorporated by reference as Exhibit 6 hereto, Section 16 of the Custodian Agreement, filed or incorporated by reference as Exhibit 8 hereto, Section 8 of the Investment Advisory Agreement, filed or incorporated by reference as Exhibit 5 hereto,
                    Section 4 of the Management and Administration Agreement, filed or incorporated by reference as Exhibit 9(a) hereto,
                    Section 11 of the Transfer Agency and Shareholder Service Agreement, filed or incorporated by reference as Exhibit 9
                    (c) hereto, and Section 7 of the Fund Accounting Agreement, filed or incorporated by reference as Exhibit 9(e) hereto. Registrant has obtained from a major insurance carrier a trustees and officers' liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the

                    Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

                    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.            Business and Other Connections of Investment
                    Adviser

                    MERUS Capital Management, a division of The Bank of California, N.A. ("MERUS"), performs investment advisory services for Registrant. The Bank of California, N.A. ("The Bank of California") offers a wide range of commercial and trust management services to its clients in California, Oregon, and Washington and around the world. The Mitsubishi Bank, Limited ("Mitsubishi"), a Japanese bank with principal offices in Tokyo, owns either directly or indirectly through its wholly owned subsidiary (BanCal Tri-State Corporation) all of the outstanding stock of The Bank of California.

                    To the knowledge of Registrant, none of the directors or officers of The Bank of California, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of The Bank of California also hold positions with BanCal Tri- State Corporation, Mitsubishi and/or Mitsubishi's other subsidiaries.

                    Listed below are the directors and certain principal executive officers of The Bank of California, their principal occupations and, for the prior two fiscal years, any other business, profession, vocation, or employment of a substantial nature engaged in by such directors and officers:


                          THE BANK OF CALIFORNIA, N.A.

Position
with The
Bank of                                            Principal                               Type of
California           Name                          Occupation                              Business
----------           ----                          ----------                              --------

Director             Stanley F. Farrar,            Partner                                 Law Firm
                       Esquire                     Sullivan & Cromwell
                                                   12th Floor
                                                   444 So. Flower St.
                                                   Los Angeles, CA
                                                   90071

Director and         Roy A. Henderson              c/o Bank of California                  Banking
  Vice Chairman                                    400 California Street
  Regional Banking                                 San Francisco, CA  94145

Director             Yasuyuki Hirai                Chief Executive Officer                 Clothing Manufacturer
                                                   MBL North American Headquarters
                                                   Two World Financial Center
                                                   225 Liberty St.
                                                   New York, NY 10281

Director             Kazuo Ibuki                   c/o Bank of California                  Banking
                                                   400 California Street
                                                   San Francisco, CA
                                                   94145


Director             Raymond E. Miles              Professor, Haas School of               Education
                                                     Business
                                                   University of California
                                                   350 Barrows Hall
                                                   Berkeley, CA
                                                   94720


Director             J. Fernando Niebla            Chairman & CEO                          Computer Software
                                                   Infotec Development, Inc.               and Hardware
                                                   3611 S. Harbor Blvd.
                                                   Suite 260
                                                   Santa Ana, CA 92704


Director             Minoru Noda                   c/o Bank of California                  Banking
  and Vice-                                        400 California Street
  Chairman,                                        San Francisco, CA
  Credit and                                       94145
  Finance

Chairman of          Hiroo Nozawa                  c/o Bank of California                  Banking
  the Board,                                       400 California Street
  President and                                    San Francisco, CA
  Chief Execu-                                     94145
  tive Officer

Director             Carl W. Robertson,            Managing Director                       Real Estate and
                       Esquire                     Warland Investments Company             Investment
                                                   Suite 300                               Management
                                                   1299 Ocean Avenue                       Company
                                                   Santa Monica, CA
                                                   90401

Director             Charles R. Scott              President and                           Corporate
                                                   Chief Executive Officer                   Investor
                                                   Fuqua Industries
                                                   4900 Georgia Pacific Center
                                                   Atlanta, GA
                                                   30303

Director             Paul W. Steere,               Partner                                  Law Firm
                       Esquire                     Bogle & Gates
                                                   Two Union Square
                                                   601 Union Street
                                                   Seattle, WA
                                                   98101-2322

Director             Henry T. Swigert              Chairman of the Board                   Equipment
                                                   ESCO Corporation                          Manufacturing
                                                   2141 NW 25th Avenue
                                                   Portland, OR
                                                   97210

Executive            Peter R. Butcher              c/o Bank of California                  Banking
  Vice President                                   400 California Street
  and Chief                                        San Francisco, CA
  Credit Officer                                   94145

Executive            David W. Ehlers               c/o Bank of California                  Banking
  Vice President                                   400 California Street
  and Chief                                        San Francisco, CA
  Financial Officer                                94145

Executive            Michael Spilsbury             c/o Bank of California                  Banking
  Vice President                                   400 California Street
                                                   San Francisco, CA
                                                   94145

Executive            William R. Sweet              c/o Bank of California                  Banking
  Vice President                                   400 California Street
                                                   San Francisco, CA
                                                   94145

Executive            Mayer C. Patel                c/o Bank of California                  Banking
  Vice President                                   400 California Street
                                                   San Francisco, CA
                                                   94145

Secretary            James M. Castro               c/o Bank of California                  Banking
                                                   400 California Street
                                                   San Francisco, CA
                                                   94145

Item 29.          Principal Underwriter


         (a) BISYS Fund Series Limited Partnership ("BISYS Fund Services") (formerly known as The Winsbury Company Limited Partnership) acts as distributor and administrator for Registrant. BISYS Fund Services also distributes the securities of The Victory Funds, The Coventry Group, The Parkstone Group of Funds, The Sessions Group, the AmSouth Mutual Funds, the American Performance Funds, The ARCH Fund, Inc., the Pacific Capital Funds, the MMA Praxis Mutual Funds, the MarketWatch Funds, The Riverfront Funds, Inc., the Summit Investment Trust, the Qualivest Funds and the BB&T Mutual Funds Group, each of which are management investment companies.

         (b) Partners of The BISYS Fund Services, as of November 1, 1995, were as follows:






                                Positions and                   Positions and
Name and Principal              Offices with The                Offices with
Business Addresses              Winsbury Company                Registrant
------------------              ----------------                ------------


The BISYS Group, Inc.           Sole Shareholder of             None
150 Clove Road                  BISYS Fund Services, Inc.
Little Falls, NJ  07424

BISYS Fund Services, Inc.       Sole General Partner            None
3435 Stelzer Road               BISYS Fund Services, Inc.
Columbus, OH  43219

WC Subsidiary Corporation       Limited Partner                 None
3435 Stelzer Road
Columbus, OH  43219



Item 30.            Location of Accounts and Records

                    (1) The Bank of California, N.A., 400 California Street, San Francisco, CA 94104 (records relating to MERUS's functions as investment adviser and The Bank of California's functions as custodian and sub-transfer agent).


                    (2) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as administrator and distributor and the Registrant's

                                Declaration of Trust, Code of Regulations and Minute Books).

                    (3) BISYS Fund Services Ohio, Inc.,3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as transfer agent and fund accountant).



Item 31.            Management Services

                    None.


Item 32.            Undertakings

                    Registrant hereby undertakes to call a meeting of the shareholders for the purpose of voting upon the question of removal of one or more trustees when requested to do so by the holders of at least 10% of the outstanding shares of Registrant and to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communication.

                    Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                    Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

                                     NOTICE

         A copy of the Amended and Restated Agreement and Declaration of The HighMark Group is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 16 to this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 28 day of November, 1995.

                                                   THE HIGHMARK GROUP

                                                   By:/s/Stephen G. Mintos
                                                      -----------------------
                                                      Stephen G. Mintos
                                                      President and Trustee

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 16 has been signed below by the following persons in the capacities and on the dates indicated:

Signature                        Capacity                      Date
---------                        --------                      ----

/s/Stephen G. Mintos             Chairman of the               November 28, 1995
------------------------         Board, Trustee and
Stephen G. Mintos                President (Principal
                                 Executive Officer)


/s/Martin R. Dean                Treasurer (Principal          November 30, 1995
------------------------         Financial and
Martin R. Dean                   Accounting Officer)


/s/Thomas L. Braje               Trustee                       November 21, 1995
------------------------
Thomas L. Braje

/s/David A. Goldfarb             Trustee                       November 3, 1995
------------------------
David A. Goldfarb

/s/Joseph C. Jaeger              Trustee                       November 30, 1995
------------------------
Joseph C. Jaeger

/s/Frederick J. Long             Trustee                       November 2, 1995
------------------------
Frederick J. Long



                               Exhibit Index

Exhibit No.                     Description                           Page
-----------                     -----------                           ----
    6                   Distribution Agreement

    9(a)                Management and Administration
                        Agreement

    9(b)                Transfer Agency and
                        Shareholder Services Agreement

    9(d)                Fund Accounting Agreement

    11                  Consent of Coopers & Lybrand L.L.P.

    17                  Financial Data Schedule
